UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-07742

Exact name of registrant as specified in charter:	Voyageur Mutual Funds

Address of principal executive offices:	610 Market Street
Philadelphia, PA 19106

Name and address of agent for service:	David F. Connor, Esq.
610 Market Street
Philadelphia, PA 19106

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2020

Item 1. Reports to Stockholders

Annual report

Fixed income mutual funds

Delaware Tax-Free Minnesota Fund

Delaware Tax-Free Minnesota Intermediate Fund

Delaware Minnesota High-Yield Municipal Bond Fund

August 31, 2020

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund’s shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Fund or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by signing up at delawarefunds.com/edelivery. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Carefully consider the Funds’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Funds’ prospectus and their summary prospectuses, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail. Visit delawarefunds.com/edelivery.

Experience Delaware Funds® by Macquarie

Macquarie Investment Management (MIM) is a global asset manager with offices in the United States, Europe, Asia, and Australia. As active managers, we prioritize autonomy and accountability at the investment team level in pursuit of opportunities that matter for clients. Delaware Funds is one of the longest-standing mutual fund families, with more than 80 years in existence.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Intermediate Fund, and Delaware Minnesota High-Yield Municipal Bond Fund at delawarefunds.com/literature.

Manage your account online

•	Check your account balance and transactions

•	View statements and tax forms

•	Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

The Funds are distributed by Delaware Distributors, L.P.

(DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

The Funds are governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of August 31, 2020, and subject to change for events occurring after such date.

The Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2020 Macquarie Management Holdings, Inc.

Portfolio management review
Delaware Funds® by Macquarie Minnesota municipal bond funds	September 8, 2020 (Unaudited)

Performance preview (for the year ended August 31, 2020)
Delaware Tax-Free Minnesota Fund (Institutional Class shares)	1-year return	+1.55%
Delaware Tax-Free Minnesota Fund (Class A shares)	1-year return	+1.30%
Bloomberg Barclays Municipal Bond Index (benchmark)	1-year return	+3.24%
Lipper Minnesota Municipal Debt Funds Average	1-year return	+2.00%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Tax-Free Minnesota Fund, please see the table on page 6.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

The Lipper Minnesota Municipal Debt Funds Average compares funds that invest primarily in municipal debt issues that are exempt from taxation in Minnesota.

Please see page 10 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Delaware Tax-Free Minnesota Intermediate Fund (Institutional Class shares)	1-year return	+1.23%
Delaware Tax-Free Minnesota Intermediate Fund (Class A shares)	1-year return	+1.08%
Bloomberg Barclays 3–15 Year Blend Municipal Bond Index (benchmark)	1-year return	+3.39%
Lipper Other States Intermediate Municipal Debt Funds Average	1-year return	+2.35%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Tax-Free Minnesota Intermediate Fund, please see the table on page 11.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

The Lipper Other States Intermediate Municipal Debt Funds Average compares funds that invest in municipal debt issues with dollar-weighted average maturities of 5 to 10 years and are exempt from taxation on a specified city or state basis.

Please see page 15 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Delaware Minnesota High-Yield Municipal Bond Fund (Institutional Class shares)	1-year return	+1.15%
Delaware Minnesota High-Yield Municipal Bond Fund (Class A shares)	1-year return	+0.81%
Bloomberg Barclays Municipal Bond Index (benchmark)	1-year return	+3.24%
Lipper Minnesota Municipal Debt Funds Average	1-year return	+2.00%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Minnesota High-Yield Municipal Bond Fund, please see the table on page 16.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

The Lipper Minnesota Municipal Debt Funds Average compares funds that invest primarily in municipal debt issues that are exempt from taxation in Minnesota.

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Portfolio management review

Delaware Funds® by Macquarie Minnesota municipal bond funds

Please see page 20 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objectives

Delaware Tax-Free Minnesota Fund seeks as high a level of current income exempt from federal income tax and from Minnesota state personal income taxes as is consistent with preservation of capital.

Delaware Tax-Free Minnesota Intermediate Fund seeks to provide investors with preservation of capital and, secondarily, current income exempt from federal income tax and Minnesota state personal income taxes, by maintaining a dollar-weighted average effective portfolio maturity of 10 years or less.

Delaware Minnesota High-Yield Municipal Bond Fund seeks a high level of current income that is exempt from federal income tax and from Minnesota state personal income taxes, primarily through investment in medium- and lower-grade municipal obligations.

Economic backdrop

For most of the first half of the fiscal year ended August 31, 2020, the US economy continued along its steady growth path with historically low unemployment. In both the third and fourth calendar quarters of 2019, the nation’s gross domestic product (GDP) – a measure of national economic output – rose by an annualized 2.1%. Meanwhile, the US jobless rate remained at or near a half-century low throughout 2019 and into 2020, reaching a low of 3.9% in September 2019.

Starting in February 2020, however, global economic conditions began to dramatically worsen as the full social and financial impact of the coronavirus pandemic became evident. Quarantine orders mounted across the country and around the world, economic activity ground to a halt, and job losses grew by the millions. US GDP shrank by an annualized 5.0% in the first quarter of 2020 and then by an annualized 31.7% in the second quarter, the worst quarterly economic contraction in US history.

Both the US Federal Reserve and the federal government took aggressive action to attempt to ease this economic damage. In early March, the Fed cut the federal funds rate, its benchmark short-term interest rate, by 0.50 percentage points. Two weeks later, it cut the federal funds rate by another full percentage point, bringing it to essentially zero, where it stood throughout the remainder of the fiscal year. Further, in late March, the federal government passed the Coronavirus Aid, Relief, and Economic Security (CARES) Act, a $2 trillion economic stimulus bill focused on providing support to individuals and businesses hurt by the economic fallout.

After the United States lost 20.5 million jobs in April 2020, the US unemployment rate soared to 14.7%, the highest level seen since the Great Depression. As economies around the country gradually reopened, however, the national economic picture slowly improved. By August, the US jobless rate fell to 8.4% – still historically high, though a significant improvement from earlier in the year – as some workers returned to their positions after temporary layoffs.

Sources: US Bureau of Economic Analysis, US Bureau of Labor Statistics, and Bloomberg.

Municipal bond market conditions

Overall, the municipal bond market, as measured by the Bloomberg Barclays Municipal Bond Index, returned 3.24% for the fiscal year ended August 31, 2020.

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When describing market conditions, we can divide the fiscal year into three distinct periods. The first covers September 2019 through March 9, 2020, during which municipal bonds enjoyed solid performance amid favorable demand for tax-exempt securities, coupled with relatively limited supply. In this environment, longer-duration, lower-rated securities generally outperformed their shorter-maturity, more highly rated counterparts, as many investors accepted greater interest rate risk and credit risk in exchange for higher yields. During this period, the municipal bond market, as measured by the Bloomberg Barclays Municipal Bond Index, gained 3.04%.

Starting on March 10, however, conditions for investors in municipal bonds abruptly shifted. With mounting concern about the coronavirus, market volatility soared, liquidity dried up, and more highly leveraged institutional investors were forced to unload their municipal debt. Investors, eager for safety, bid up prices of more highly rated, shorter-term bonds, while lower-quality, longer-term issues lagged, reflecting their increased credit and duration risk. Between March 10 and April 30, the Bloomberg Barclays Municipal Bond Index declined 4.84%, with most of that loss coming during two especially difficult weeks in March. Lower-investment-grade and below-investment-grade bonds performed notably poorly during this roughly seven-week stretch, declining 11.85% and 14.00%, respectively.

Finally, between May and the end of the fiscal year on August 31, municipal securities rallied strongly, with the Bloomberg Barclays Municipal Bond Index gaining 5.29%. Better-than-expected national economic data and heightened demand for tax-exempt bonds, especially lower-rated issues that had fallen disproportionately during the market’s earlier downturn, boosted the asset class.

Looking at the full fiscal year, the following tables indicate that bonds with intermediate maturities generally outperformed their shorter- and longer-dated counterparts, while more highly rated issues fared better than lower-rated bonds.

Returns by maturity
1 year	1.95%
3 years	2.88%
5 years	3.51%
10 years	3.53%
22+ years	3.05%

Returns by credit rating
AAA	4.03%
AA	3.58%
A	2.75%
BBB	1.33%

Source: Bloomberg.

A consistent management approach

For all three Funds highlighted in this report, we maintained the same management strategy we employ in all market conditions. We follow a bottom-up (bond by bond) investment approach, which means we select bonds on an issuer-by-issuer basis, based on our team’s thorough credit research. We regularly seek bonds that offer the Funds’ shareholders what we view as an attractive trade-off between reward potential and risk.

Following this approach, we generally maintain less exposure to highly rated, lower yielding bonds and more exposure to bonds with lower-investment-grade or below-investment-grade credit ratings. We believe that by focusing on higher yielding securities that have solid underlying credit quality, we have more opportunity to add value for the Funds’ shareholders. That said, it can sometimes be difficult to add as many lower-rated, higher yielding bonds to these Funds’ portfolios as we would ordinarily prefer, as highly rated, lower-coupon general obligation district bonds tend to be prevalent in the Minnesota municipal bond market. In such an environment, we look to

3

Portfolio management review

Delaware Funds® by Macquarie Minnesota municipal bond funds

achieve an appropriate balance of risk and reward in the Funds, while remaining ready to invest in suitable lower-rated issues when they present themselves.

As of fiscal year end on August 31, 2020, roughly 30.0% of the net assets of Delaware Tax-Free Minnesota Fund were invested in bonds with lower-investment-grade credit ratings (A and BBB), and approximately 35.5% of the net assets of Delaware Tax-Free Minnesota Intermediate Fund were invested in these same credit tiers. Both Funds also maintained allocations to high yield municipal bonds, those with credit ratings below BBB. As indicated in the prospectus, both Funds may hold up to 20% of their net assets in high yield debt, although these allocations remained below that threshold throughout the fiscal year. When investing in the high yield market segment, we thoroughly analyze the securities’ credit risk and emphasize those bonds that we believe offer a favorable risk-reward balance.

Consistent with its mandate, Delaware Minnesota High-Yield Municipal Bond Fund maintained the largest exposure to high yield bonds of the three Funds. As of August 31, 2020, more than 33.8% of the Fund’s portfolio were held in bonds with credit ratings below BBB-, including nonrated bonds.

Tactical investment opportunities

For the first part of the fiscal year – roughly the period between September 2019 and the pandemic-fueled market selloff in March 2020 – we tended to limit our selling activity in the Funds’ portfolios. This approach reflected our assessment that the Funds were well positioned with many older bonds that had been issued in times of higher interest rates. This meant they offered a level of income that would be difficult to replace through the purchase of newer bonds.

Market conditions shifted dramatically, however, with the arrival of the coronavirus. In March,

demand for municipal bonds suddenly weakened, and an environment of mutual fund inflows across the market turned into one of rapid outflows. We quickly determined this outflow trend was likely to worsen. As a result, we decided to raise cash in these Funds by selling bonds in an orderly way. Our goal was to preserve each Fund’s positioning as best we could, to be able to satisfy shareholder redemptions while avoiding having to sell securities at temporarily depressed prices. We believe these proactive sales worked to shareholders’ benefit, as the Funds had enough cash on hand to meet the redemption requests we received.

Beginning in April, municipal market conditions began to improve, reflecting aggressive economic stimulus and investors’ optimism about state economies around the country beginning to reopen. In this environment, we saw opportunities to purchase bonds priced significantly lower than what we believed was justified given these securities’ underlying credit quality. We embraced this strategy across all the Delaware Funds® by Macquarie funds we manage, even as supply constraints in the Minnesota municipal bond market sometimes made it difficult to execute it as frequently as we would have preferred.

We also employed a tax-loss swapping strategy to varying degrees in all three Funds. This approach entailed selling existing holdings at a loss (which can be applied against future capital gains) and using the sale proceeds to buy bonds with similar risk characteristics but higher yields.

Notable performance factors

For the fiscal year, longer-duration bonds – those with more sensitivity to interest rates – outperformed bonds with shorter durations. At the same time, bonds with higher credit ratings outperformed lower-quality bonds, which suffered disproportionately during the market’s March downturn. Many of the Funds’ strongest and

4

weakest performers over the 12-month period reflected these performance trends.

Bonds for Stride Academy, a St. Cloud charter school, were the strongest-performing individual securities in both Delaware Tax-Free Minnesota Fund and Delaware Tax-Free Minnesota High-Yield Municipal Bond Fund. As the issuer’s credit fundamentals continued to gradually improve, these nonrated bonds experienced improved price performance, returning about 7% for the Funds’ fiscal year.

Puerto Rico sales-tax bonds, known as COFINA bonds, were also notably strong performers for Delaware Tax-Free Minnesota Fund, Delaware Minnesota High-Yield Municipal Bond Fund, and Delaware Tax-Free Minnesota Intermediate Fund, with gains that hovered around 7%. COFINA bonds benefited from strong investor demand due to the securities’ fully tax-exempt status (bonds of US territories are generally tax-exempt for residents in all 50 states), as well as Puerto Rico’s better-than-expected fiscal position.

Another individual contributor to Delaware Tax-Free Minnesota Intermediate Fund was an investment in public power bonds for District Energy of St. Paul. These bonds, with an A- credit rating and a 4% coupon, returned 5% for the Fund for the fiscal year.

Among the market’s weakest performers for the 12-month period were bonds of healthcare issuers, especially those of senior living operators, which struggled amid concern about how the coronavirus would affect their finances. The weak performers in this market area included Minnesota Senior Living bonds for Apple Valley, Minn. These bonds fell close to 30% in Delaware Tax-Free Minnesota Fund and Delaware Minnesota

High-Yield Municipal Bond Fund, and declined more than 20% in Delaware Tax-Free Minnesota Intermediate Fund.

Similarly, in Delaware Minnesota High-Yield Municipal Bond Fund, a position in bonds issued for Farmington Health Service, a continuing care retirement community, lagged the market, declining more than 10%. Nonrated hospital bonds for Riverview Healthcare Association lost more than 6% for Delaware Tax-Free Minnesota Intermediate Fund, while continuing care retirement community bonds for the St. Therese Senior Living project in Deephaven, Minn., fell more than 7%, detracting from the performance of Delaware Tax-Free Minnesota Fund.

Minnesota economic backdrop

Minnesota unemployment rates were lower than national levels before and during the coronavirus pandemic. Unemployment fell to 2.9% in March, from 3.1% in February, and then rose to 8.7% in April, 9.9% in May, 8.0% in June, and 7.7% in July. Minnesota has a biennial budget that lasts through June 2021. The state budget reserve is $2.4 billion, and the state received $1.9 billion in CARES Act funding. The July state revenue projection for fiscal year 2020 dropped from a projected $1.5 billion surplus to a $168 million surplus due to revenue declines related to the coronavirus pandemic, but Minnesota is one of only a handful of states that did not see fiscal year 2020 revenue losses. Sales tax revenues are expected to finish 2020 up 1.5%, corporate taxes up 1.9%, and personal income taxes up 0.7%. Minnesota is projecting a revenue decline of 7% for fiscal year 2021. (Sources: bls.gov, bea.gov, ncsl.org, Minnesota Management and Budget.)

5

Performance summaries
Delaware Tax-Free Minnesota Fund	August 31, 2020 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through August 31, 2020
	1 year	5 year	10 year	Lifetime

Class A (Est. February 27, 1984)
Excluding sales charge	+1.30%	+2.98%	+3.49%	+6.05%
Including sales charge	-3.28%	+2.04%	+3.02%	+5.92%

Class C (Est. May 4, 1994)
Excluding sales charge	+0.54%	+2.21%	+2.71%	+3.93%
Including sales charge	-0.44%	+2.21%	+2.71%	+3.93%

Institutional Class (Est. December 31, 2013)
Excluding sales charge	+1.55%	+3.25%	—	+4.08%
Including sales charge	+1.55%	+3.25%	—	+4.08%

Bloomberg Barclays Municipal Bond Index	+3.24%	+3.99%	+3.98%	+4.48%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 8. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual

12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the

6

time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, regional, and other factors of that state than geographically diversified funds.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to state or local and/or the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The potential abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s, Moody’s Investors Service, and Fitch, Inc. For securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated BBB are believed to be of medium-grade quality and generally riskier over the long term. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

7

Performance summaries

Delaware Tax-Free Minnesota Fund

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) from exceeding 0.60% of the Fund’s average daily net assets from September 1, 2019 to August 31, 2020.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses (without fee waivers)	0.93%	1.68%	0.68%
Net expenses (including fee waivers, if any)	0.85%	1.60%	0.60%
Type of waiver	Contractual	Contractual	Contractual

*The aggregate contractual waiver period covering this report is from December 28, 2018 through December 28, 2020.

8

Performance of a $10,000 investment1

Class A shares

Average annual total returns from August 31, 2010 through August 31, 2020

For period beginning August 31, 2010 through August 31, 2020	Starting value	Ending value

Bloomberg Barclays Municipal Bond Index	$10,000	$14,768

Delaware Tax-Free Minnesota Fund — Class A shares	$9,550	$13,463

Institutional Class shares

Average annual total returns from December 31, 2013 (inception date) through August 31, 2020

For period beginning December 31, 2013 through August 31, 2020	Starting value	Ending value

Bloomberg Barclays Municipal Bond Index	$10,000	$13,397

Delaware Tax-Free Minnesota Fund — Institutional Class shares	$10,000	$13,059

9

Performance summaries

Delaware Tax-Free Minnesota Fund

1The “Performance of a $10,000 investment” graph for Class A shares assumes $10,000 invested in Class A shares of the Fund on August 31, 2010, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of August 31, 2010.

The “Performance of a $10,000 investment” graph for Institutional Class shares assumes $10,000 invested in Institutional Class shares of the Fund on December 31, 2013, and includes the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of December 31, 2013.

The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 8. Please note additional details on pages 6 through 10.

The Bloomberg Barclays Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DEFFX	928918101
Class C	DMOCX	928918408
Institutional Class	DMNIX	928918705

10

Performance summaries
Delaware Tax-Free Minnesota Intermediate Fund	August 31, 2020 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through August 31, 2020
	1 year	5 year	10 year	Lifetime

Class A (Est. October 27, 1985)
Excluding sales charge	+1.08%	+2.68%	+2.87%	+4.62%
Including sales charge	-1.72%	+2.10%	+2.58%	+4.54%

Class C (Est. May 4, 1994)
Excluding sales charge	+0.22%	+1.81%	+1.99%	+3.19%
Including sales charge	-0.77%	+1.81%	+1.99%	+3.19%

Institutional Class (Est. December 31, 2013)
Excluding sales charge	+1.23%	+2.83%	—	+3.33%
Including sales charge	+1.23%	+2.83%	—	+3.33%

Bloomberg Barclays 3–15 Year Blend Municipal Bond Index	+3.39%	+3.69%	+3.61%	+3.95%	*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 13. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 2.75%, and have an annual (12b-1) fee of 0.25% of average daily net assets. This fee was contractually limited to 0.15% of average daily net assets from September 1, 2019 through August 31, 2020.* Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic

11

Performance summaries

Delaware Tax-Free Minnesota Intermediate Fund

conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, regional, and other factors of that state than geographically diversified funds.

Substantially all dividend income derived from tax- free funds is exempt from federal income tax. Some income may be subject to state or local and/or the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The potential abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s, Moody’s Investors Service, and Fitch, Inc. For securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated BBB are believed to be of medium-grade quality and generally riskier over the long term. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

12

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) from exceeding 0.56% of the Fund’s average daily net assets during the period from September 1, 2019 to August 31, 2020.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Institutional Class

Total annual operating expenses (without fee waivers)	1.04%	1.79%	0.79%

Net expenses (including fee waivers, if any)	0.71%	1.56%	0.56%

Type of waiver	Contractual	Contractual	Contractual

*The aggregate contractual waiver period covering this report is from December 28, 2018 through December 28, 2020.

13

Performance summaries

Delaware Tax-Free Minnesota Intermediate Fund

Performance of a $10,000 investment1

Class A shares

Average annual total returns from August 31, 2010 through August 31, 2020

For period beginning August 31, 2010 through August 31, 2020	Starting value	Ending value

Bloomberg Barclays 3–15 Year Blend Municipal Bond Index	$10,000	$14,251

Delaware Tax-Free Minnesota Intermediate Fund — Class A shares	$9,725	$12,906

Institutional Class shares

Average annual total returns from December 31, 2013 (inception date) through August 31, 2020

For period beginning December 31, 2013 through August 31, 2020	Starting value	Ending value

Bloomberg Barclays 3–15 Year Blend Municipal Bond Index	$ 10,000	$ 12,948

Delaware Tax-Free Minnesota Intermediate Fund — Institutional Class shares	$ 10,000	$ 12,436

14

1The “Performance of a $10,000 investment” graph for Class A shares assumes $10,000 invested in Class A shares of the Fund on August 31, 2010, and includes the effect of a 2.75% front-end sales charge and the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays 3–15 Year Blend Municipal Bond Index as of August 31, 2010.

The “Performance of a $10,000 investment” graph for Institutional Class shares assumes $10,000 invested in Institutional Class shares of the Fund on December 31, 2013, and includes the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays 3–15 Year Blend Municipal Bond Index as of December 31, 2013.

The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 13. Please note additional details on pages 11 through 15.

The Bloomberg Barclays 3–15 Year Blend Municipal Bond Index measures the total return performance of investment grade, US tax-exempt bonds with maturities from 2 to 17 years.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DXCCX	928930106
Class C	DVSCX	928930205
Institutional Class	DMIIX	92910U109

15

Performance summaries
Delaware Minnesota High-Yield Municipal Bond Fund	August 31, 2020 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through August 31, 2020
	1 year	5 year	10 year	Lifetime

Class A (Est. June 4, 1996)
Excluding sales charge	+0.81%	+3.36%	+3.75%	+4.92%
Including sales charge	-3.75%	+2.41%	+3.27%	+4.72%

Class C (Est. June 7, 1996)
Excluding sales charge	+0.05%	+2.57%	+2.97%	+4.14%
Including sales charge	-0.93%	+2.57%	+2.97%	+4.14%

Institutional Class (Est. December 31, 2013)
Excluding sales charge	+1.15%	+3.62%	—	+4.45%
Including sales charge	+1.15%	+3.62%	—	+4.45%

Bloomberg Barclays Municipal Bond Index	+3.24%	+3.99%	+3.98%	+4.48%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 18. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual

12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the

16

time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, regional, and other factors of that state than geographically diversified funds.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to state or local and/or the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The potential abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s, Moody’s Investors Service, and Fitch, Inc. For securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated BBB are believed to be of medium-grade quality and generally riskier over the long term. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

17

Performance summaries

Delaware Minnesota High-Yield Municipal Bond Fund

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) from exceeding 0.64% of the Fund’s average daily net assets from September 1, 2019 to August 31, 2020.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Institutional Class

Total annual operating expenses (without fee waivers)	0.99%	1.74%	0.74%
Net expenses (including fee waivers, if any)	0.89%	1.64%	0.64%

Type of waiver	Contractual	Contractual	Contractual

*The aggregate contractual waiver period covering this report is from December 28, 2018 through December 28, 2020.

18

Performance of a $10,000 investment1

Class A shares

Average annual total returns from August 31, 2010 through August 31, 2020

For period beginning August 31, 2010 through August 31, 2020	Starting value	Ending value

Bloomberg Barclays Municipal Bond Index	$10,000	$14,768

Delaware Minnesota High-Yield Municipal Bond Fund — Class A shares	$9,550	$13,800

Institutional Class shares

Average annual total returns from December 31, 2013 (inception date) through August 31, 2020

For period beginning December 31, 2013 through August 31, 2020	Starting value	Ending value

Bloomberg Barclays Municipal Bond Index	$10,000	$13,397

Delaware Minnesota High-Yield Municipal Bond Fund — Institutional Class shares	$ 10,000	$13,371

19

Performance summaries

Delaware Minnesota High-Yield Municipal Bond Fund

1The “Performance of a $10,000 investment” graph for Class A shares assumes $10,000 invested in Class A shares of the Fund on August 31, 2010, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of August 31, 2010.

The “Performance of a $10,000 investment” graph for Institutional Class shares assumes $10,000 invested in Institutional Class shares of the Fund on December 31, 2013, and includes the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of December 31, 2013.

The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 18. Please note additional details on pages 16 through 20.

The Bloomberg Barclays Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DVMHX	928928316
Class C	DVMMX	928928282
Institutional Class	DMHIX	928928175

20

Disclosure of Fund expenses

For the six-month period from March 1, 2020 to August 31, 2020 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from March 1, 2020 to August 31, 2020.

Actual expenses

The first section of the tables shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the tables shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Funds’ expenses shown in the tables reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

21

Disclosure of Fund expenses

For the six-month period from March 1, 2020 to August 31, 2020 (Unaudited)

Delaware Tax-Free Minnesota Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/20	Ending Account Value 8/31/20	Annualized Expense Ratio	Expenses Paid During Period 3/1/20 to 8/31/20*

Actual Fund return†
Class A	$1,000.00	$988.20	0.85%	$4.25
Class C	1,000.00	984.60	1.60%	7.98
Institutional Class	1,000.00	989.50	0.60%	3.00

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.86	0.85%	$4.32
Class C	1,000.00	1,017.09	1.60%	8.11
Institutional Class	1,000.00	1,022.12	0.60%	3.05

Delaware Tax-Free Minnesota Intermediate Fund Expense analysis of an investment of $1,000
	Beginning Account Value 3/1/20	Ending Account Value 8/31/20	Annualized Expense Ratio	Expenses Paid During Period 3/1/20 to 8/31/20*

Actual Fund return†
Class A	$1,000.00	$987.50	0.71%	$3.55
Class C	1,000.00	983.30	1.56%	7.78
Institutional Class	1,000.00	987.40	0.56%	2.80

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,021.57	0.71%	$3.61
Class C	1,000.00	1,017.29	1.56%	7.91
Institutional Class	1,000.00	1,022.32	0.56%	2.85

22

Delaware Minnesota High-Yield Municipal Bond Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/20	Ending Account Value 8/31/20	Annualized Expense Ratio	Expenses Paid During Period 3/1/20 to 8/31/20*

Actual Fund return†
Class A	$1,000.00	$979.30	0.89%	$4.43
Class C	1,000.00	975.60	1.64%	8.14
Institutional Class	1,000.00	981.40	0.64%	3.19

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.66	0.89%	$4.52
Class C	1,000.00	1,016.89	1.64%	8.31
Institutional Class	1,000.00	1,021.92	0.64%	3.25

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

23

Security type / sector / state / territory allocations
Delaware Tax-Free Minnesota Fund	As of August 31, 2020 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds*	97.84%
Corporate Revenue Bond	0.76%
Education Revenue Bonds	18.39%
Electric Revenue Bonds	8.09%
Healthcare Revenue Bonds	23.58%
Housing Revenue Bonds	0.40%
Lease Revenue Bonds	2.92%
Local General Obligation Bonds	12.23%
Pre-Refunded/Escrowed to Maturity Bonds	7.28%
Special Tax Revenue Bonds	4.60%
State General Obligation Bonds	9.80%
Transportation Revenue Bonds	6.70%
Water & Sewer Revenue Bonds	3.09%
Short-Term Investments	1.08%
Total Value of Securities	98.92%
Receivables and Other Assets Net of Liabilities	1.08%
Total Net Assets	100.00%

*As of the date of this report, Delaware Tax-Free Minnesota Fund held bonds issued by or on behalf of territories and the states of the US as follows:

State / territory	Percentage of net assets
Guam	0.39%
Minnesota	93.67%
Puerto Rico	4.51%
US Virgin Islands	0.35%
Total Value of Securities	98.92%

24

Security type / sector / state / territory allocations
Delaware Tax-Free Minnesota Intermediate Fund	As of August 31, 2020 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds*	97.53%
Corporate Revenue Bond	0.53%
Education Revenue Bonds	13.28%
Electric Revenue Bonds	7.59%
Healthcare Revenue Bonds	24.67%
Housing Revenue Bond	0.34%
Lease Revenue Bonds	4.39%
Local General Obligation Bonds	17.20%
Pre-Refunded/Escrowed to Maturity Bonds	8.49%
Special Tax Revenue Bonds	3.32%
State General Obligation Bonds	9.81%
Transportation Revenue Bonds	5.59%
Water & Sewer Revenue Bonds	2.32%
Short-Term Investments	1.34%
Total Value of Securities	98.87%
Receivables and Other Assets Net of Liabilities	1.13%
Total Net Assets	100.00%

*As of the date of this report, Delaware Tax-Free Minnesota Intermediate Fund held bonds issued by or on behalf of territories and the states of the US as follows:

State / territory	Percentage of net assets
Guam	0.77%
Minnesota	95.17%
Puerto Rico	2.93%
Total Value of Securities	98.87%

25

Security type / sector / state / territory allocations
Delaware Minnesota High-Yield Municipal Bond Fund	As of August 31, 2020 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds*	97.87%
Corporate Revenue Bond	1.32%
Education Revenue Bonds	21.48%
Electric Revenue Bonds	5.93%
Healthcare Revenue Bonds	34.14%
Housing Revenue Bonds	1.62%
Lease Revenue Bonds	2.34%
Local General Obligation Bonds	6.71%
Pre-Refunded/Escrowed to Maturity Bonds	4.40%
Special Tax Revenue Bonds	5.25%
State General Obligation Bonds	7.00%
Transportation Revenue Bonds	6.51%
Water & Sewer Revenue Bonds	1.17%
Short-Term Investments	0.70%
Total Value of Securities	98.57%
Receivables and Other Assets Net of Liabilities	1.43%
Total Net Assets	100.00%

*As of the date of this report, Delaware Minnesota High-Yield Municipal Bond Fund held bonds issued by or on behalf of territories and the states of the US as follows:

State / territory	Percentage of net assets
Minnesota	93.55%
Puerto Rico	5.02%
Total Value of Securities	98.57%

26

Schedules of investments
Delaware Tax-Free Minnesota Fund	August 31, 2020

	Principal amount°	Value (US $)

Municipal Bonds — 97.84%

Corporate Revenue Bond — 0.76%
St. Paul Port Authority Solid Waste Disposal Revenue
(Gerdau St. Paul Steel Mill Project)
Series 7 144A 4.50% 10/1/37 (AMT)#	4,355,000	$4,387,009

		4,387,009

Education Revenue Bonds — 18.39%
Bethel Charter School Lease Revenue
(Spectrum High School Project)
Series A 4.00% 7/1/32	840,000	876,708
Series A 4.25% 7/1/47	1,550,000	1,585,929
Series A 4.375% 7/1/52	400,000	411,036
Brooklyn Park Charter School Lease Revenue
(Prairie Seeds Academy Project)
Series A 5.00% 3/1/34	2,260,000	2,312,003
Series A 5.00% 3/1/39	385,000	390,255
Cologne Charter School Lease Revenue
(Cologne Academy Project)
Series A 5.00% 7/1/34	250,000	263,505
Series A 5.00% 7/1/45	1,390,000	1,445,850
Deephaven Charter School Lease Revenue
(Eagle Ridge Academy Project)
Series A 5.50% 7/1/50	2,000,000	2,167,000
Duluth Housing & Redevelopment Authority Revenue
(Duluth Public Schools Academy Project)
Series A 5.00% 11/1/38	700,000	749,819
Series A 5.00% 11/1/48	2,800,000	2,959,264
Duluth Independent School District No. 709 Certificates of Participation
Series B 5.00% 2/1/28	350,000	445,942
Forest Lake Charter School Lease Revenue Fund
(Lakes International Language Academy Project)
Series A 5.25% 8/1/43	400,000	432,976
Series A 5.375% 8/1/50	1,690,000	1,834,444
Series A 5.50% 8/1/36	580,000	611,019
Series A 5.75% 8/1/44	1,190,000	1,258,187
Ham Lake Charter School Lease Revenue
(Davinci Academy Project)
Series A 5.00% 7/1/36	765,000	814,037
Series A 5.00% 7/1/47	2,290,000	2,406,698

27

Schedules of investments

Delaware Tax-Free Minnesota Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
Hugo Charter School Lease Revenue
(Noble Academy Project)
Series A 5.00% 7/1/34	580,000	$604,145
Series A 5.00% 7/1/44	1,770,000	1,819,525
Minneapolis Charter School Lease Revenue
(Hiawatha Academies Project)
Series A 5.00% 7/1/31	885,000	944,030
Series A 5.00% 7/1/47	2,300,000	2,383,306
Minneapolis Student Housing Revenue
(Riverton Community Housing Project)
5.25% 8/1/39	470,000	474,775
5.50% 8/1/49	2,260,000	2,294,804
Minnesota Colleges & Universities Revenue Fund
Series A 5.00% 10/1/26	4,990,000	6,244,386
Minnesota Higher Education Facilities Authority Revenue
(Bethel University)
5.00% 5/1/32	1,375,000	1,521,602
5.00% 5/1/37	1,250,000	1,357,963
5.00% 5/1/47	250,000	266,955
(Carleton College)
4.00% 3/1/35	1,000,000	1,155,700
4.00% 3/1/36	415,000	478,018
5.00% 3/1/44	2,085,000	2,500,123
(College of St. Benedict)
Series 8-K 4.00% 3/1/43	1,000,000	1,021,060
(College of St. Scholastica)
4.00% 12/1/29	280,000	310,828
4.00% 12/1/30	290,000	318,037
4.00% 12/1/33	500,000	532,550
4.00% 12/1/34	500,000	530,415
4.00% 12/1/40	1,200,000	1,258,224
(Gustavus Adolphus College)
5.00% 10/1/47	5,600,000	6,309,352
(St. Catherine University)
Series A 4.00% 10/1/36	925,000	982,211
Series A 5.00% 10/1/35	875,000	1,013,206
Series A 5.00% 10/1/45	2,120,000	2,394,370
(St. John’s University)
Series 8-I 5.00% 10/1/32	500,000	575,575
Series 8-I 5.00% 10/1/33	250,000	286,900

28

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
(St. Olaf College)
Series 8-G 5.00% 12/1/31	670,000	$788,664
Series 8-G 5.00% 12/1/32	670,000	785,334
Series 8-N 4.00% 10/1/35	500,000	556,020
(Trustees of The Hamline University)
Series B 5.00% 10/1/37	955,000	1,030,579
Series B 5.00% 10/1/38	1,000,000	1,076,830
Series B 5.00% 10/1/39	170,000	182,599
Series B 5.00% 10/1/40	625,000	670,388
Series B 5.00% 10/1/47	1,060,000	1,126,059
(University of St. Thomas)
4.00% 10/1/36	1,450,000	1,639,834
4.00% 10/1/37	750,000	845,333
4.00% 10/1/44	1,255,000	1,382,194
5.00% 10/1/40	500,000	603,380
Series 8-L 5.00% 4/1/35	1,250,000	1,446,875
Series A 4.00% 10/1/34	400,000	447,704
Series A 4.00% 10/1/36	500,000	555,670
Minnesota Office of Higher Education Revenue
(Senior Supplemental Student Loan Program)
2.65% 11/1/38 (AMT)	1,000,000	994,940
Otsego Charter School Lease Revenue
(Kaleidoscope Charter School)
Series A 5.00% 9/1/34	520,000	534,581
Series A 5.00% 9/1/44	1,165,000	1,180,564
Rice County Educational Facilities Revenue
(Shattuck-St. Mary’s School)
Series A 144A 5.00% 8/1/22 #	2,855,000	2,920,893
St. Cloud Charter School Lease Revenue
(Stride Academy Project)
Series A 5.00% 4/1/46	875,000	595,000
St. Paul Housing & Redevelopment Authority Charter School Lease Revenue
(Academia Cesar Chavez School Project)
Series A 5.25% 7/1/50	1,945,000	1,927,475
(Great River School Project)
Series A 144A 4.75% 7/1/29 #	300,000	317,250
Series A 144A 5.50% 7/1/52 #	735,000	783,547
(Hmong College Preparatory Academy Project)
Series A 5.75% 9/1/46	1,000,000	1,105,960
(Nova Classical Academy Project)
Series A 4.00% 9/1/36	500,000	526,590

29

Schedules of investments

Delaware Tax-Free Minnesota Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
(Nova Classical Academy Project)
Series A 4.125% 9/1/47	1,750,000	$1,818,337
(Twin Cities Academy Project)
Series A 5.30% 7/1/45	1,440,000	1,518,826
University of Minnesota
Series A 5.00% 4/1/34	925,000	1,141,191
Series A 5.00% 9/1/34	2,625,000	3,274,871
Series A 5.00% 4/1/35	3,175,000	3,907,282
Series A 5.00% 4/1/36	2,650,000	3,251,444
Series A 5.00% 4/1/37	1,125,000	1,376,888
Series A 5.00% 9/1/40	1,560,000	1,914,073
Series A 5.00% 9/1/41	1,750,000	2,141,510
Series A 5.00% 4/1/44	3,000,000	3,796,080

		106,707,497

Electric Revenue Bonds — 8.09%
Chaska Electric Revenue
(Generating Facilities)
Series A 5.00% 10/1/28	350,000	422,772
Series A 5.00% 10/1/30	1,150,000	1,380,219
Minnesota Municipal Power Agency Electric Revenue
4.00% 10/1/41	1,000,000	1,110,960
5.00% 10/1/29	395,000	463,536
5.00% 10/1/30	500,000	586,095
5.00% 10/1/33	1,205,000	1,409,838
5.00% 10/1/47	2,000,000	2,407,720
Series A 5.00% 10/1/30	1,060,000	1,242,521
Series A 5.00% 10/1/34	750,000	877,493
Series A 5.00% 10/1/35	1,525,000	1,784,235
Northern Municipal Power Agency Electric System Revenue
5.00% 1/1/27	540,000	660,431
5.00% 1/1/28	350,000	426,013
5.00% 1/1/28	210,000	262,195
5.00% 1/1/29	585,000	708,306
5.00% 1/1/29	220,000	272,444
5.00% 1/1/30	520,000	626,002
5.00% 1/1/31	200,000	244,528
5.00% 1/1/32	210,000	255,257
5.00% 1/1/35	160,000	192,432
5.00% 1/1/36	180,000	215,791
5.00% 1/1/41	400,000	473,948

30

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Electric Revenue Bonds (continued)
Northern Municipal Power Agency Electric System Revenue
Series A 5.00% 1/1/25	125,000	$137,793
Series A 5.00% 1/1/26	425,000	468,078
Series A 5.00% 1/1/31	520,000	568,766
Puerto Rico Electric Power Authority Revenue
Series A 5.05% 7/1/42 ‡	430,000	296,700
Series AAA 5.25% 7/1/25 ‡	250,000	172,813
Series CCC 5.25% 7/1/27 ‡	1,875,000	1,296,094
Series WW 5.00% 7/1/28 ‡	1,775,000	1,224,750
Series WW 5.25% 7/1/33 ‡	1,250,000	864,062
Series XX 4.75% 7/1/26 ‡	260,000	178,100
Series XX 5.25% 7/1/40 ‡	750,000	518,437
Series XX 5.75% 7/1/36 ‡	925,000	645,187
Series ZZ 4.75% 7/1/27 ‡	210,000	143,850
Series ZZ 5.25% 7/1/24 ‡	350,000	241,938
Rochester Electric Utility Revenue
Series A 5.00% 12/1/42	1,395,000	1,680,863
Series A 5.00% 12/1/47	2,265,000	2,712,723
Series B 5.00% 12/1/27	295,000	337,380
Series B 5.00% 12/1/28	275,000	314,218
Series B 5.00% 12/1/31	1,365,000	1,553,506
Series B 5.00% 12/1/33	300,000	339,978
Southern Minnesota Municipal Power Agency Revenue
Series A 5.00% 1/1/41	1,310,000	1,554,603
Series A 5.00% 1/1/42	1,500,000	1,828,500
Series A 5.00% 1/1/46	2,000,000	2,361,020
Series A 5.00% 1/1/47	3,130,000	3,785,610
Southern Minnesota Municipal Power Agency Revenue Capital Appreciation
Series A 1.275% 1/1/25 (NATL)^	5,000,000	4,836,200
St. Paul Housing & Redevelopment Energy Revenue
Series A 4.00% 10/1/30	1,235,000	1,436,058
Series A 4.00% 10/1/31	885,000	1,020,688
Series A 4.00% 10/1/33	365,000	416,195

		46,956,846

Healthcare Revenue Bonds — 23.58%
Anoka Healthcare & Housing Facilities Revenue
(The Homestead at Anoka Project)
5.125% 11/1/49	1,100,000	1,102,167
5.375% 11/1/34	320,000	330,381

31

Schedules of investments

Delaware Tax-Free Minnesota Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Apple Valley Senior Housing Revenue
(PHS Apple Valley Senior Housing, Inc. - Orchard Path Project)
5.00% 9/1/43	465,000	$480,554
5.00% 9/1/58	3,220,000	3,301,466
Apple Valley Senior Living Revenue
(Senior Living LLC Project)
2nd Tier Series B 5.00% 1/1/47	1,725,000	1,144,865
2nd Tier Series B 5.25% 1/1/37	505,000	386,785
4th Tier Series D 7.00% 1/1/37	1,665,000	1,323,941
4th Tier Series D 7.25% 1/1/52	2,500,000	1,892,875
Bethel Housing & Health Care Facilities Revenue
(Benedictine Health System – St. Peter
Communities Project)
Series A 5.50% 12/1/48	2,350,000	2,258,703
Bethel Senior Housing Revenue
(The Lodge at The Lakes at Stillwater Project)
5.00% 6/1/38	450,000	459,491
5.00% 6/1/48	1,000,000	1,007,900
5.00% 6/1/53	2,450,000	2,464,210
Center City Health Care Facilities Revenue
(Hazelden Betty Ford Foundation Project)
4.00% 11/1/34	500,000	559,655
4.00% 11/1/41	800,000	880,720
5.00% 11/1/26	500,000	567,165
Chatfield Healthcare and Housing Facilities Revenue
(Chosen Valley Care Center Project)
5.00% 9/1/44	500,000	470,710
Crookston Health Care Facilities Revenue
(Riverview Health Project)
5.00% 5/1/38	100,000	100,064
5.00% 5/1/44	1,500,000	1,487,730
5.00% 5/1/51	1,585,000	1,535,199
Dakota County Community Development Agency Senior Housing Revenue
(Walker Highview Hills Project)
Series A 144A 5.00% 8/1/36 #	280,000	290,492
Series A 144A 5.00% 8/1/46 #	2,380,000	2,457,516
Deephaven Housing & Healthcare Revenue
(St. Therese Senior Living Project)
Series A 5.00% 4/1/38	730,000	675,221
Series A 5.00% 4/1/40	705,000	644,088
Series A 5.00% 4/1/48	315,000	280,117

32

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Duluth Economic Development Authority
(Essentia Health Obligated Group)
Series A 4.25% 2/15/43	2,000,000	$2,196,160
Series A 5.00% 2/15/48	1,850,000	2,130,848
(St. Luke’s Hospital of Duluth Obligated Group)
5.75% 6/15/32	3,750,000	3,972,150
6.00% 6/15/39	3,570,000	3,779,095
Glencoe Health Care Facilities Revenue
(Glencoe Regional Health Services Project)
4.00% 4/1/24	500,000	523,850
4.00% 4/1/25	660,000	689,799
4.00% 4/1/31	60,000	61,808
Hayward Health Care Facilities Revenue
(American Baptist Homes Midwest Obligated Group)
5.375% 8/1/34	660,000	634,649
5.75% 2/1/44	500,000	483,745
(St. John’s Lutheran Home of Albert Lea Project)
5.375% 10/1/44	575,000	535,026
Maple Grove Health Care Facilities Revenue
(Maple Grove Hospital Corporation)
4.00% 5/1/37	2,000,000	2,140,740
5.00% 5/1/27	1,400,000	1,669,248
5.00% 5/1/29	1,000,000	1,178,770
5.00% 5/1/30	850,000	998,129
5.00% 5/1/31	500,000	584,350
5.00% 5/1/32	500,000	581,295
(North Memorial Health Care)
5.00% 9/1/31	1,000,000	1,132,580
5.00% 9/1/32	1,000,000	1,127,700
Maple Plain Senior Housing & Health Care Revenue
(Haven Homes Project)
5.00% 7/1/54	3,500,000	3,585,155
Minneapolis Health Care System Revenue
(Fairview Health Services)
Series A 4.00% 11/15/48	5,600,000	6,265,896
Series A 5.00% 11/15/33	500,000	580,735
Series A 5.00% 11/15/34	500,000	579,630
Series A 5.00% 11/15/35	1,000,000	1,239,650
Series A 5.00% 11/15/44	1,000,000	1,137,730
Series A 5.00% 11/15/49	3,475,000	4,183,344

33

Schedules of investments

Delaware Tax-Free Minnesota Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Minneapolis Senior Housing & Healthcare Revenue
(Ecumen-Abiitan Mill City Project)
5.00% 11/1/35	500,000	$502,070
5.25% 11/1/45	1,950,000	1,954,173
5.375% 11/1/50	455,000	456,811
Minneapolis – St. Paul Housing & Redevelopment Authority Health Care Facilities Revenue
(Allina Health System)
Series A 5.00% 11/15/28	1,550,000	1,935,919
Red Wing Senior Housing
(Deer Crest Project)
Series A 5.00% 11/1/27	430,000	434,730
Series A 5.00% 11/1/32	330,000	333,590
Series A 5.00% 11/1/42	1,250,000	1,263,350
Rochester Health Care & Housing Revenue
(The Homestead at Rochester Project)
Series A 6.875% 12/1/48	2,980,000	3,206,242
Rochester Health Care Facilities Revenue
(Mayo Clinic)
4.00% 11/15/41	4,515,000	4,663,498
(Olmsted Medical Center Project)
5.00% 7/1/24	295,000	329,524
5.00% 7/1/33	650,000	707,311
5.875% 7/1/30	1,850,000	1,856,623
Sartell Health Care Facilities Revenue
(Country Manor Campus Project)
Series A 5.25% 9/1/27	1,280,000	1,301,568
Series A 5.30% 9/1/37	1,200,000	1,215,228
Sauk Rapids Health Care Housing Facilities Revenue
(Good Shepherd Lutheran Home)
5.125% 1/1/39	1,350,000	1,331,748
Shakopee Health Care Facilities Revenue
(St. Francis Regional Medical Center)
4.00% 9/1/31	915,000	981,868
5.00% 9/1/24	575,000	665,770
5.00% 9/1/25	750,000	862,717
5.00% 9/1/26	575,000	658,231
5.00% 9/1/27	405,000	462,316
5.00% 9/1/28	425,000	481,534
5.00% 9/1/29	425,000	480,080
5.00% 9/1/34	730,000	805,489

34

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
St. Cloud Health Care Revenue
(Centracare Health System Project)
4.00% 5/1/49	5,315,000	$5,930,743
5.00% 5/1/48	5,090,000	6,174,272
Series A 4.00% 5/1/37	965,000	1,058,991
Series A 5.00% 5/1/46	3,715,000	4,284,695
Unrefunded Balance 5.125% 5/1/30	740,000	742,286
St. Paul Housing & Redevelopment Authority Health Care Facilities Revenue
(Fairview Health Services)
Series A 4.00% 11/15/43	2,450,000	2,723,836
Series A 5.00% 11/15/47	1,560,000	1,845,808
(HealthPartners Obligated Group Project)
Series A 5.00% 7/1/29	2,200,000	2,564,892
Series A 5.00% 7/1/32	3,000,000	3,450,360
Series A 5.00% 7/1/33	1,260,000	1,444,414
St. Paul Housing & Redevelopment Authority Housing & Health Care Facilities Revenue
(Episcopal Homes Project)	3,100,000	2,881,543
5.125% 5/1/48
St. Paul Housing & Redevelopment Authority Multifamily Housing Revenue
(Marian Center Project)
Series A 5.30% 11/1/30	500,000	499,975
Series A 5.375% 5/1/43	500,000	469,155
Wayzata Senior Housing Revenue
(Folkestone Senior Living Community)	500,000	495,255
3.75% 8/1/36
4.00% 8/1/44	800,000	797,536
5.00% 8/1/49	1,000,000	1,048,410
5.00% 8/1/54	875,000	913,623
West St. Paul Housing and Health Care Facilities Revenue
(Walker Westwood Ridge Campus Project)
4.50% 11/1/40	250,000	241,618
4.75% 11/1/52	750,000	717,802
Winona Health Care Facilities Revenue
(Winona Health Obligation Group)
4.50% 7/1/25	850,000	871,743
4.65% 7/1/26	540,000	553,921

35

Schedules of investments

Delaware Tax-Free Minnesota Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Woodbury Housing & Redevelopment Authority Revenue
(St. Therese of Woodbury)
5.00% 12/1/34	500,000	$510,115
5.125% 12/1/44	1,605,000	1,626,555

		136,832,035

Housing Revenue Bonds — 0.40%
Minnesota Housing Finance Agency
Homeownership Finance (Mortgage-Backed Securities Program)
Series D 4.70% 1/1/31 (GNMA) (FNMA) (FHLMC)	920,000	944,095
Northwest Multi-County Housing & Redevelopment Authority
(Pooled Housing Program)
5.50% 7/1/45	1,330,000	1,373,557

		2,317,652

Lease Revenue Bonds — 2.92%
Minnesota General Fund Revenue Appropriations
Series A 5.00% 6/1/38	1,250,000	1,374,900
Series A 5.00% 6/1/43	3,835,000	4,199,632
Series B 5.00% 3/1/28	2,500,000	2,666,200
Series B 5.00% 3/1/29	1,000,000	1,065,860
Minnesota Housing Finance Agency
(State Appropriation — Housing Infrastructure)
Series C 5.00% 8/1/34	1,565,000	1,801,957
Series C 5.00% 8/1/35	1,645,000	1,889,973
University of Minnesota Special Purpose Revenue
(State Supported Biomed Science Research
Facilities Funding Project)
Series A 5.00% 8/1/35	3,960,000	3,974,414

		16,972,936

Local General Obligation Bonds — 12.23%
Brainerd Independent School District No. 181
(School Building)
Series A 4.00% 2/1/38	1,500,000	1,722,060
Series A 4.00% 2/1/43	3,500,000	3,975,300
Burnsville-Eagan-Savage Independent School District No. 191
(Alternative Facilities)
Series A 4.00% 2/1/28	920,000	1,040,824
Series A 4.00% 2/1/29	1,800,000	2,030,166

36

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Local General Obligation Bonds (continued)
Chaska Independent School District No. 112
(School Building)
Series A 5.00% 2/1/27	1,905,000	$2,347,665
Duluth
(DECC Improvement)
Series A 5.00% 2/1/32	1,000,000	1,219,260
Series A 5.00% 2/1/33	3,585,000	4,356,205
Duluth Independent School District No. 709
Series A 4.00% 2/1/27	160,000	184,590
Series A 4.00% 2/1/28	1,250,000	1,436,863
Hennepin County
Series A 5.00% 12/1/26	2,635,000	3,366,028
Series A 5.00% 12/1/36	940,000	1,169,990
Series A 5.00% 12/1/37	2,850,000	3,602,200
Series A 5.00% 12/1/37	2,645,000	3,288,502
Series A 5.00% 12/1/38	3,310,000	4,173,016
Series B 5.00% 12/1/30	1,000,000	1,261,970
Series C 5.00% 12/1/28	1,500,000	2,018,070
Series C 5.00% 12/1/30	1,245,000	1,571,153
Series C 5.00% 12/1/37	3,000,000	3,729,870
Mahtomedi Independent School District No. 832
(School Building)
Series A 5.00% 2/1/30	445,000	532,803
Minneapolis Special School District No. 1
Series A 4.00% 2/1/36	450,000	538,583
Series A 4.00% 2/1/37	600,000	715,422
Series A 4.00% 2/1/38	625,000	742,906
Series B 4.00% 2/1/36	945,000	1,131,023
Series B 4.00% 2/1/37	1,255,000	1,496,425
Series B 4.00% 2/1/38	1,305,000	1,551,188
Mounds View Independent School District No. 621
(Minnesota School District Credit Enhancement Program)
Series A 4.00% 2/1/43	3,000,000	3,401,550
Mountain Iron-Buhl Independent School District No. 712
(School Building)
Series A 4.00% 2/1/26	1,315,000	1,559,156
St. Michael-Albertville Independent School District No. 885
(School Building)
Series A 5.00% 2/1/27	1,865,000	2,296,132

37

Schedules of investments

Delaware Tax-Free Minnesota Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Local General Obligation Bonds (continued)
Virginia, Minnesota Sales Tax Revenue
(General Obligation Sales Tax)
Series A 4.00% 2/1/35 (AGM)	500,000	$579,295
Wayzata Independent School District No. 284
Series A 5.00% 2/1/28	1,950,000	2,492,685
White Bear Lake Independent School District No. 624
Series A 3.00% 2/1/43	10,645,000	11,403,775

		70,934,675

Pre-Refunded/Escrowed to Maturity Bonds — 7.28%
Dakota & Washington Counties Housing & Redevelopment Authority Single Family Residential Mortgage Revenue
(City of Bloomington)
Series B 8.375% 9/1/21 (GNMA) (AMT)	14,115,000	15,188,163
Minnesota
Series A Unrefunded
Balance 5.00% 10/1/24-21 §	2,555,000	2,688,167
Series A Unrefunded
Balance 5.00% 10/1/27-21 §	5,200,000	5,471,024
(State Trunk Highway)
Series B 5.00% 10/1/29-21 §	5,000,000	5,260,600
Minnesota Higher Education Facilities Authority Revenue
(St. Catherine University)
Series 7-Q 5.00% 10/1/23-22 §	350,000	384,479
Series 7-Q 5.00% 10/1/24-22 §	475,000	521,792
Series 7-Q 5.00% 10/1/27-22 §	200,000	219,702
St. Paul Housing & Redevelopment Authority Hospital Facility Revenue
(Healtheast Care System Project)
Series A 5.00% 11/15/29-25 §	910,000	1,126,380
Series A 5.00% 11/15/30-25 §	670,000	829,312
University of Minnesota
Series A 5.50% 7/1/21	2,365,000	2,462,675
Western Minnesota Municipal Power Agency Revenue
Series A 5.00% 1/1/34-24 §	4,000,000	4,625,440
Series A 5.00% 1/1/46-24 §	3,000,000	3,469,080

		42,246,814

38

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Special Tax Revenue Bonds — 4.60%
Minneapolis Development Revenue
(Limited Tax Supported Common Bond Fund)
Series 2-A 6.00% 12/1/40	3,000,000	$3,041,670
Minneapolis Revenue
(YMCA Greater Twin Cities Project)
4.00% 6/1/30	250,000	271,160
Puerto Rico Sales Tax Financing Revenue
(Restructured)
Series A-1 4.75% 7/1/53	17,908,000	18,822,024
St. Paul Sales Tax Revenue
Series G 5.00% 11/1/30	655,000	769,566
Series G 5.00% 11/1/31	1,500,000	1,758,990
Virgin Islands Public Finance Authority
(Matching Fund Senior Lien)
5.00% 10/1/29 (AGM)	2,000,000	2,038,320

		26,701,730

State General Obligation Bonds — 9.80%
Commonwealth of Puerto Rico
(Public Improvement)
Series B 5.75% 7/1/38 ‡	2,530,000	1,793,138
Minnesota
Series A 5.00% 8/1/40	1,750,000	2,329,337
(State Trunk Highway)
Series E 5.00% 10/1/26	3,395,000	4,324,857
(Various Purposes)
Series A 5.00% 8/1/27	7,590,000	9,296,991
Series A 5.00% 8/1/29	2,500,000	3,048,625
Series A 5.00% 8/1/30	4,200,000	4,931,304
Series A 5.00% 8/1/32	3,875,000	4,531,619
Series A 5.00% 8/1/33	2,075,000	2,694,657
Series A 5.00% 10/1/33	3,000,000	3,812,340
Series A 5.00% 8/1/35	2,975,000	3,838,464
Series A 5.00% 8/1/38	3,450,000	4,408,341
Series A Unrefunded Balance 4.00% 8/1/27	955,000	1,018,517
Series D 5.00% 8/1/26	6,000,000	7,606,080
Series D 5.00% 8/1/27	2,525,000	3,195,842

		56,830,112

Transportation Revenue Bonds — 6.70%
Minneapolis – St. Paul Metropolitan Airports Commission Revenue
(Senior)
Series C 5.00% 1/1/29	350,000	431,263

39

Schedules of investments

Delaware Tax-Free Minnesota Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Transportation Revenue Bonds (continued)
Minneapolis – St. Paul Metropolitan Airports
Commission Revenue
(Senior)
Series C 5.00% 1/1/33	850,000	$1,025,865
Series C 5.00% 1/1/36	600,000	717,714
Series C 5.00% 1/1/41	600,000	709,350
Series C 5.00% 1/1/46	1,595,000	1,870,265
(Subordinate)
Series A 5.00% 1/1/35	1,000,000	1,112,440
Series A 5.00% 1/1/44	3,000,000	3,646,500
Series A 5.00% 1/1/49	5,000,000	6,038,950
Series B 5.00% 1/1/26	575,000	606,625
Series B 5.00% 1/1/27	1,160,000	1,223,324
Series B 5.00% 1/1/28	2,750,000	2,898,225
Series B 5.00% 1/1/29	120,000	126,386
Series B 5.00% 1/1/30	1,675,000	1,762,770
Series B 5.00% 1/1/31	1,750,000	1,840,020
Series B 5.00% 1/1/44 (AMT)	3,595,000	4,309,291
Series B 5.00% 1/1/49 (AMT)	6,150,000	7,325,327
St. Paul Port Authority Revenue
(Amherst H. Wilder Foundation)
Series 3 5.00% 12/1/36	3,200,000	3,208,032

		38,852,347

Water & Sewer Revenue Bonds — 3.09%
Guam Government Waterworks Authority
5.00% 7/1/40	1,930,000	2,240,769
Metropolitan Council General Obligation Wastewater Revenue
(Minneapolis-St. Paul Metropolitan Area)
Series B 4.00% 9/1/27	2,400,000	2,567,664
Series B 5.00% 9/1/25	2,000,000	2,185,680
Series C 4.00% 3/1/31	3,120,000	3,714,921
Series C 4.00% 3/1/32	3,225,000	3,815,820
Series E 5.00% 9/1/23	2,000,000	2,190,320
Minnesota Public Facilities Authority
Series B 4.00% 3/1/26	1,000,000	1,194,430

		17,909,604

Total Municipal Bonds (cost $541,138,413)		567,649,257

40

	Principal amount°	Value (US $)

Short-Term Investments — 1.08%

Variable Rate Demand Notes — 1.08%¤
Minneapolis Health Care System Revenue
(Fairview Health Services) Series C
0.03% 11/15/48 (LOC – Wells Fargo Bank N.A.)	100,000	$100,000
Minneapolis – St. Paul Housing & Redevelopment Authority Health Care Facilities Revenue
(Children’s Hospitals and Clinics)
Series A-1 0.02% 8/15/37 (AGM) (SPA – US Bank N.A.)	1,300,000	1,300,000
Minneapolis – St. Paul Housing & Redevelopment Authority Health Care Revenue
(Allina Health System)
Series B-1 0.02% 11/15/35 (LOC – JPMorgan Chase Bank N.A.)	4,850,000	4,850,000

Total Short-Term Investments (cost $6,250,000)		6,250,000

Total Value of Securities—98.92%
(cost $547,388,413)		$573,899,257

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At August 31, 2020, the aggregate value of Rule 144A securities was $11,156,707, which represents 1.17% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

‡	Non-income producing security. Security is currently in default.

^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.

§

Pre-refunded bonds. Municipal bonds that are generally backed or secured by US Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond will be pre-refunded. See Note 8 in “Notes to financial statements.”

¤

Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. Each rate shown is as of August 31, 2020.

Summary of abbreviations:

AGM – Insured by Assured Guaranty Municipal Corporation

AMT – Subject to Alternative Minimum Tax

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

GNMA – Government National Mortgage Association

LLC – Limited Liability Corporation

41

Schedules of investments

Delaware Tax-Free Minnesota Fund

Summary of abbreviations: (continued)

LOC – Letter of Credit

N.A. – National Association

NATL – Insured by National Public Finance Guarantee Corporation

SPA – Stand-by Purchase Agreement

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

42

Schedules of investments
Delaware Tax-Free Minnesota Intermediate Fund	August 31, 2020

	Principal amount°	Value (US $)

Municipal Bonds — 97.53%

Corporate Revenue Bond — 0.53%
St. Paul Port Authority Solid Waste Disposal Revenue
(Gerdau St. Paul Steel Mill Project)
Series 7 144A 4.50% 10/1/37 (AMT)#	460,000	$463,381

		463,381

Education Revenue Bonds — 13.28%
Bethel Charter School Lease Revenue
(Spectrum High School Project)
Series A 4.00% 7/1/32	425,000	443,572
Brooklyn Park Charter School Lease Revenue
(Prairie Seeds Academy Project)
Series A 5.00% 3/1/34	485,000	496,160
Cologne Charter School Lease Revenue
(Cologne Academy Project)
Series A 5.00% 7/1/29	305,000	328,052
Duluth Housing & Redevelopment Authority Revenue
(Duluth Public Schools Academy Project)
Series A 5.00% 11/1/38	400,000	428,468
Forest Lake Charter School Lease Revenue Fund
(Lakes International Language Academy Project)
Series A 5.50% 8/1/36	420,000	442,462
Hugo Charter School Lease Revenue
(Noble Academy Project)
Series A 5.00% 7/1/29	530,000	562,738
Minneapolis Charter School Lease Revenue
(Hiawatha Academies Project)
Series A 5.00% 7/1/31	500,000	533,350
Minneapolis Student Housing Revenue
(Riverton Community Housing Project)
5.25% 8/1/39	525,000	530,334
Minnesota Higher Education Facilities Authority Revenue
(Bethel University)
5.00% 5/1/32	525,000	580,975
(Gustavus Adolphus College)
5.00% 10/1/34	435,000	503,834
5.00% 10/1/35	555,000	640,553
(St. Catherine University)
Series A 5.00% 10/1/35	565,000	654,242
(St. John’s University)
Series 8-I 5.00% 10/1/31	130,000	150,294

43

Schedules of investments

Delaware Tax-Free Minnesota Intermediate Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
(St. Olaf College)
Series 8-G 5.00% 12/1/31	125,000	$147,139
Series 8-G 5.00% 12/1/32	125,000	146,518
(University of St. Thomas)
4.00% 10/1/36	300,000	339,276
5.00% 10/1/34	350,000	434,378
5.00% 10/1/35	750,000	926,730
Series 7-U 4.00% 4/1/26	1,400,000	1,496,726
Series A 5.00% 10/1/29	630,000	772,626
Rice County Educational Facilities Revenue
(Shattuck-St. Mary’s School)
Series A 144A 5.00% 8/1/22 #	325,000	332,501
St. Paul Housing & Redevelopment Authority Charter School Lease Revenue
(Academia Cesar Chavez School Project)
Series A 5.25% 7/1/50	340,000	336,937
(Great River School Project)
Series A 144A 5.25% 7/1/33 #	140,000	151,579
(Twin Cities Academy Project)
Series A 5.30% 7/1/45	260,000	274,232

		11,653,676

Electric Revenue Bonds — 7.59%
Central Minnesota Municipal Power Agency
(Brookings Twin Cities Transmission Project)
Series E 5.00% 1/1/21	1,095,000	1,111,841
Series E 5.00% 1/1/23	1,000,000	1,060,090
Chaska Electric Revenue
Series A 5.00% 10/1/28	250,000	301,980
Minnesota Municipal Power Agency Electric Revenue
Series A 5.00% 10/1/29	500,000	586,755
Series A 5.00% 10/1/30	240,000	281,326
Northern Municipal Power Agency Electric System Revenue
5.00% 1/1/29	150,000	181,617
5.00% 1/1/30	235,000	289,010
5.00% 1/1/31	350,000	419,136
Series A 5.00% 1/1/25	200,000	220,468
Rochester Electric Utility Revenue
Series A 5.00% 12/1/28	300,000	376,713
Series A 5.00% 12/1/29	500,000	626,125
Series A 5.00% 12/1/31	575,000	713,316

44

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Electric Revenue Bonds (continued)
St. Paul Housing & Redevelopment Energy Revenue
Series A 4.00% 10/1/30	425,000	$494,190

		6,662,567

Healthcare Revenue Bonds — 24.67%
Anoka Healthcare & Housing Facilities Revenue
(The Homestead at Anoka Project)
5.375% 11/1/34	270,000	278,759
Apple Valley Senior Living Revenue
(Senior Living LLC Project)
3rd Tier Series C 4.25% 1/1/27	500,000	396,710
3rd Tier Series C 5.00% 1/1/32	420,000	306,940
Bethel Housing & Health Care Facilities Revenue
(Benedictine Health System - St. Peter
Communities Project)
Series A 5.50% 12/1/48	250,000	240,287
Bethel Senior Housing Revenue
(The Lodge at the Lakes at Stillwater Project)
5.00% 6/1/38	250,000	255,272
Center City Health Care Facilities Revenue
(Hazelden Betty Ford Foundation Project)
5.00% 11/1/24	600,000	684,912
Chatfield Healthcare and Housing Facilities Revenue
(Chosen Valley Care Center Project)
4.00% 9/1/34	100,000	86,997
4.00% 9/1/39	100,000	82,251
Crookston Health Care Facilities Revenue
(RiverView Health Project)
5.00% 5/1/38	400,000	400,256
Dakota County Community Development Agency Senior Housing Revenue
(Walker Highview Hills Project)
Series A 144A 5.00% 8/1/36 #	480,000	497,986
Duluth Economic Development Authority
(Essentia Health Obligated Group)
Series A 5.00% 2/15/37	750,000	881,550
Series A 5.00% 2/15/48	390,000	449,206
(St. Luke’s Hospital of Duluth Obligated Group) 5.75% 6/15/32	750,000	794,430
Glencoe Health Care Facilities Revenue
(Glencoe Regional Health Services Project)
4.00% 4/1/26	270,000	281,715

45

Schedules of investments

Delaware Tax-Free Minnesota Intermediate Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Hayward Health Care Facilities Revenue
(American Baptist Homes Midwest Obligated Group)
4.25% 8/1/24	463,334	$449,184
Maple Grove Health Care Facilities Revenue
(Maple Grove Hospital Corporation)
4.00% 5/1/37	500,000	535,185
5.00% 5/1/28	1,000,000	1,184,880
(North Memorial Health Care)
5.00% 9/1/31	320,000	362,426
Minneapolis Health Care System Revenue
(Fairview Health Services)
Series A 5.00% 11/15/33	500,000	580,735
Series A 5.00% 11/15/34	500,000	579,630
Series A 5.00% 11/15/35	500,000	619,825
Series A 5.00% 11/15/49	1,000,000	1,203,840
Minneapolis Senior Housing & Healthcare Revenue
(Ecumen-Abiitan Mill City Project)
5.00% 11/1/35	530,000	532,194
Minneapolis – St. Paul Housing & Redevelopment Authority Health Care Facilities Revenue
(Allina Health System)
Series A 5.00% 11/15/27	1,205,000	1,513,805
Rochester Health Care Facilities Revenue
(Mayo Clinic)
Series C 4.50% 11/15/38 •	925,000	960,760
Sartell Health Care Facilities Revenue
(Country Manor Campus Project)
Series A 5.00% 9/1/21	1,050,000	1,060,878
Sauk Rapids Health Care Housing Facilities Revenue
(Good Shepherd Lutheran Home)
5.125% 1/1/39	575,000	567,226
St. Cloud Health Care Revenue
(Centracare Health System Project)
5.00% 5/1/48	810,000	982,546
Unrefunded Balance 5.125% 5/1/30	360,000	361,113
St. Paul Housing & Redevelopment Authority
(Minnesota Public Radio Project)
5.00% 12/1/25	1,000,000	1,010,620

46

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
St. Paul Housing & Redevelopment Authority Health Care Facilities Revenue
(Fairview Health Services)
Series A 5.00% 11/15/47	275,000	$325,383
(HealthPartners Obligated Group Project)
5.00% 7/1/32	1,000,000	1,150,120
5.00% 7/1/33	200,000	229,272
St. Paul Housing & Redevelopment Authority Housing & Health Care Facilities Revenue
(Episcopal Homes Project)
5.00% 5/1/33	500,000	494,885
Wayzata Senior Housing Revenue
(Folkestone Senior Living Community)
5.00% 8/1/34	125,000	132,749
5.00% 8/1/35	150,000	159,186
West St. Paul, Housing and Health Care Facilities Revenue
(Walker Westwood Ridge Campus Project)
5.00% 11/1/37	500,000	508,380
Woodbury Housing & Redevelopment Authority Revenue
(St. Therese of Woodbury)
5.00% 12/1/34	500,000	510,115

		21,652,208

Housing Revenue Bond — 0.34%
Northwest Multi-County Housing & Redevelopment Authority
(Pooled Housing Program)
5.50% 7/1/45	285,000	294,334

		294,334

Lease Revenue Bonds — 4.39%
Minnesota General Fund Revenue Appropriations
Series A 5.00% 6/1/38	1,100,000	1,209,912
Series A 5.00% 6/1/43	715,000	782,982
Series B 5.00% 3/1/27	1,000,000	1,067,100
Minnesota Housing Finance Agency State Appropriation
(Housing Infrastructure)
Series A 4.00% 8/1/33	655,000	796,847

		3,856,841

47

Schedules of investments

Delaware Tax-Free Minnesota Intermediate Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Local General Obligation Bonds — 17.20%
Chaska Independent School District No. 112
(School Building)
Series A 5.00% 2/1/28	1,000,000	$1,227,580
Duluth Independent School District No. 709
Series A 4.00% 2/1/28	250,000	287,372
Hennepin County
Series A 5.00% 12/1/36	1,500,000	1,867,005
Series A 5.00% 12/1/38	1,055,000	1,330,070
Series C 5.00% 12/1/30	1,500,000	1,892,955
Hennepin County Regional Railroad Authority
Series D 5.00% 12/1/30	2,365,000	3,319,041
Minneapolis Special School District No. 1
Series A 4.00% 2/1/36	220,000	263,307
Series B 4.00% 2/1/36	465,000	556,535
St. Michael-Albertville Independent School District No. 885
(School Building)
Series A 5.00% 2/1/27	500,000	615,585
Virginia, Minnesota
(General Obligation Sales Tax Revenue)
Series A 4.00% 2/1/38 (AGM)	1,000,000	1,147,180
White Bear Lake Independent School District No. 624
Series A 3.00% 2/1/43	2,420,000	2,592,498

		15,099,128

Pre-Refunded/Escrowed to Maturity Bonds — 8.49%
Minnesota
Series A 5.00% 10/1/24-21 §	2,000,000	2,104,240
Minnesota Higher Education Facilities Authority Revenue
(St. Catherine University)
Series 7-Q 5.00% 10/1/22	425,000	466,867
St. Paul Housing & Redevelopment Authority Hospital Revenue
(Healtheast Care System Project)
Series A 5.00% 11/15/29-25 §	165,000	204,234
Series A 5.00% 11/15/30-25 §	120,000	148,533
University of Minnesota
Series A 5.00% 12/1/23-20 §	1,000,000	1,011,910
Series A 5.25% 12/1/29-20 §	1,000,000	1,012,520
Series D 5.00% 12/1/26-21 §	1,000,000	1,059,370

48

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Pre-Refunded/Escrowed to Maturity Bonds (continued)
Western Minnesota Municipal Power Agency Revenue
Series A 5.00% 1/1/33-24 §	1,250,000	$1,445,450

		7,453,124

Special Tax Revenue Bonds — 3.32%
Minneapolis Revenue
(YMCA Greater Twin Cities Project)
4.00% 6/1/27	100,000	111,789
Puerto Rico Sales Tax Financing Revenue
(Restructured)
Series A1 4.55% 7/1/40	830,000	883,934
Series A-1 4.75% 7/1/53	1,005,000	1,056,295
Series A-2 4.536% 7/1/53	378,000	391,899
St. Paul Sales Tax Revenue
Series G 5.00% 11/1/28	400,000	471,768

		2,915,685

State General Obligation Bonds — 9.81%
Commonwealth of Puerto Rico
(Public Improvement)
Series B 5.75% 7/1/38 ‡	345,000	244,519
Minnesota
Series A 5.00% 8/1/33	285,000	370,110
Series A 5.00% 8/1/34	1,000,000	1,295,200
Series A 5.00% 8/1/40	750,000	998,287
Series D 5.00% 8/1/26	2,500,000	3,169,200
Series D 5.00% 8/1/27	1,500,000	1,898,520
Series E 5.00% 10/1/26	500,000	636,945

		8,612,781

Transportation Revenue Bonds — 5.59%
Minneapolis – St. Paul Metropolitan Airports Commission Revenue
(Subordinate)
Series B 5.00% 1/1/26	710,000	749,050
Series B 5.00% 1/1/31	750,000	788,580
Series B 5.00% 1/1/44 (AMT)	1,600,000	1,917,904
St. Paul Housing & Redevelopment Authority
(Parking Enterprise)
Series A 4.00% 8/1/26	450,000	489,641
Series A 4.00% 8/1/27	545,000	589,815
Series A 4.00% 8/1/28	350,000	376,544

		4,911,534

49

Schedules of investments

Delaware Tax-Free Minnesota Intermediate Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Water & Sewer Revenue Bonds — 2.32%
Guam Government Waterworks Authority Water & Wastewater System Revenue
5.00% 7/1/37	575,000	$672,181
Metropolitan Council General Obligation
Wastewater Revenue (Minneapolis – St. Paul Metropolitan Area)
Series C 4.00% 3/1/31	565,000	672,734
Series C 4.00% 3/1/32	585,000	692,172

		2,037,087

Total Municipal Bonds (cost $81,960,600)		85,612,346

Short-Term Investments — 1.34%

Variable Rate Demand Notes — 1.34%¤
Minneapolis Health Care System Revenue
(Fairview Health Services) Series C
0.03% 11/15/48 (LOC – Wells Fargo Bank N.A.)	500,000	500,000
Minneapolis – St. Paul Housing & Redevelopment Authority Health Care Facilities Revenue
(Children’s Hospitals and Clinics)
Series A 0.02% 9/4/20 (AGM) (SPA – US Bank N.A.)	240,000	240,000
Series A 0.02% 8/15/37 (AGM) (SPA – US Bank N.A.)	200,000	200,000
(Allina Health System)
Series B-2 0.02% 11/15/35 (LOC - JPMorgan Chase Bank N.A.)	240,000	240,000

Total Short-Term Investments (cost $1,180,000)		1,180,000

Total Value of Securities—98.87% (cost $83,140,600)		$86,792,346

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At August 31, 2020, the aggregate value of Rule 144A securities was $1,445,447, which represents 1.65% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

50

●

Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at August 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their description above.

§

Pre-refunded bonds. Municipal bonds that are generally backed or secured by US Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond will be pre-refunded. See Note 8 in “Notes to financial statements.”

‡	Non-income producing security. Security is currently in default.

¤

Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. Each rate shown is as of August 31, 2020.

Summary of abbreviations:

AGM – Insured by Assured Guaranty Municipal Corporation

AMT – Subject to Alternative Minimum Tax

ICE – Intercontinental Exchange, Inc.

LIBOR – London interbank offered rate

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

LLC – Limited Liability Corporation

LOC – Letter of Credit

N.A. – National Association

SPA – Stand-by Purchase Agreement

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

51

Schedules of investments
Delaware Minnesota High-Yield Municipal Bond Fund	August 31, 2020

	Principal amount°	Value (US $)

Municipal Bonds — 97.87%

Corporate Revenue Bond — 1.32%
St. Paul Port Authority Solid Waste Disposal Revenue
(Gerdau St. Paul Steel Mill Project)
Series 7 144A 4.50% 10/1/37 (AMT)#	2,600,000	$2,619,110

		2,619,110

Education Revenue Bonds — 21.48%
Bethel Charter School Lease Revenue
(Spectrum High School Project)
Series A 4.00% 7/1/37	850,000	871,429
Brooklyn Park Charter School Lease Revenue
(Prairie Seeds Academy Project)
Series A 5.00% 3/1/39	1,270,000	1,287,336
Cologne Charter School Lease Revenue
(Cologne Academy Project)
Series A 5.00% 7/1/34	250,000	263,505
Series A 5.00% 7/1/45	230,000	239,241
Columbia Heights, Minnesota Charter School Lease Revenue
(Prodeo Academy Project)
Series A 5.00% 7/1/54	1,000,000	1,016,350
Deephaven Charter School Lease Revenue
(Eagle Ridge Academy Project)
Series A 5.50% 7/1/50	1,000,000	1,083,500
Duluth Housing & Redevelopment Authority Revenue
(Duluth Public Schools Academy Project)
Series A 5.00% 11/1/48	1,000,000	1,056,880
Forest Lake Charter School Lease Revenue Fund
(Lakes International Language Academy)
Series A 5.375% 8/1/50	660,000	716,410
Series A 5.75% 8/1/44	585,000	618,521
Ham Lake Charter School Lease Revenue
(Davinci Academy Project)
Series A 5.00% 7/1/36	235,000	250,063
Series A 5.00% 7/1/47	710,000	746,182
(Parnassus Preparatory School Project)
Series A 5.00% 11/1/47	650,000	685,529
Hugo Charter School Lease Revenue
(Noble Academy Project)
Series A 5.00% 7/1/34	165,000	171,869
Series A 5.00% 7/1/44	495,000	508,850

52

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
Minneapolis Charter School Lease Revenue
(Hiawatha Academies Project)
Series A 5.00% 7/1/36	1,000,000	$1,048,310
Series A 5.00% 7/1/47	800,000	828,976
Minneapolis Student Housing Revenue
(Riverton Community Housing Project)
5.25% 8/1/39	800,000	808,128
144A 4.75% 8/1/43 #	750,000	738,645
144A 5.00% 8/1/53 #	570,000	576,076
Minnesota Higher Education Facilities Authority Revenue
(Bethel University)
5.00% 5/1/47	1,500,000	1,601,730
(Carleton College)
4.00% 3/1/37	635,000	729,285
(Gustavus Adolphus College)
5.00% 10/1/47	1,000,000	1,126,670
(Minneapolis College of Art & Design)
4.00% 5/1/24	250,000	261,945
4.00% 5/1/25	200,000	209,118
4.00% 5/1/26	100,000	104,285
(St. Catherine University)
Series A 4.00% 10/1/37	580,000	613,588
Series A 5.00% 10/1/45	670,000	756,711
(St. John’s University)
Series 8-I 5.00% 10/1/34	215,000	246,306
(St. Olaf College)
Series 8-G 5.00% 12/1/31	205,000	241,307
Series 8-G 5.00% 12/1/32	205,000	240,289
Series 8-N 4.00% 10/1/34	800,000	892,456
Series 8-N 4.00% 10/1/35	590,000	656,104
(Trustees of the Hamline University of Minnesota)
Series B 5.00% 10/1/37	300,000	323,742
Series B 5.00% 10/1/39	770,000	827,065
(University of St. Thomas)
4.00% 10/1/37	500,000	563,555
4.00% 10/1/41	1,000,000	1,109,190
4.00% 10/1/44	950,000	1,046,282
Series A 4.00% 10/1/35	400,000	446,080
Otsego Charter School Lease Revenue
(Kaleidoscope Charter School)
Series A 5.00% 9/1/44	1,435,000	1,454,172

53

Schedules of investments

Delaware Minnesota High-Yield Municipal Bond Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
Rice County Educational Facilities Revenue
(Shattuck-St. Mary’s School)
Series A 144A 5.00% 8/1/22 #	770,000	$787,772
St. Cloud Charter School Lease Revenue
(Stride Academy Project)
Series A 5.00% 4/1/46	750,000	510,000
St. Paul Housing & Redevelopment Authority Charter School Lease Revenue
(Academia Cesar Chavez School Project)
Series A 5.25% 7/1/50	1,750,000	1,734,232
(Great River School Project)
Series A 144A 5.50% 7/1/52 #	265,000	282,503
(Hmong College Preparatory Academy Project)
Series A 5.75% 9/1/46	500,000	552,980
Series A 6.00% 9/1/51	3,500,000	3,907,505
(Nova Classical Academy Project)
Series A 4.00% 9/1/36	1,270,000	1,337,539
Series A 4.125% 9/1/47	500,000	519,525
(Twin Cities Academy Project)
Series A 5.375% 7/1/50	1,500,000	1,583,625
University of Minnesota
Series A 5.00% 4/1/34	2,115,000	2,609,318
Series A 5.00% 9/1/40	900,000	1,104,273
Series A 5.00% 9/1/41	620,000	758,706

		42,653,658

Electric Revenue Bonds — 5.93%
Central Minnesota Municipal Power Agency
(Brookings Twin Cities Transmission Project)
5.00% 1/1/42	1,500,000	1,586,205
Hutchinson Utilities Commission Revenue
Series A 5.00% 12/1/22	490,000	542,121
Series A 5.00% 12/1/26	360,000	396,238
Minnesota Municipal Power Agency Electric Revenue
5.00% 10/1/27	165,000	193,994
5.00% 10/1/47	745,000	896,876
Series A 5.00% 10/1/28	500,000	587,420
Northern Municipal Power Agency Electric System Revenue
5.00% 1/1/26	500,000	614,160
5.00% 1/1/28	500,000	608,590
5.00% 1/1/29	470,000	569,066

54

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Electric Revenue Bonds (continued)
Northern Municipal Power Agency Electric System Revenue
5.00% 1/1/33	225,000	$272,158
5.00% 1/1/34	200,000	241,124
Series A 5.00% 1/1/24	335,000	370,028
Puerto Rico Electric Power Authority
Series A 5.05% 7/1/42 ‡	165,000	113,850
Series AAA 5.25% 7/1/25 ‡	95,000	65,669
Series CCC 5.25% 7/1/27 ‡	650,000	449,312
Series WW 5.00% 7/1/28 ‡	585,000	403,650
Series XX 4.75% 7/1/26 ‡	105,000	71,925
Series XX 5.25% 7/1/40 ‡	295,000	203,919
Series XX 5.75% 7/1/36 ‡	370,000	258,075
Series ZZ 4.75% 7/1/27 ‡	85,000	58,225
Series ZZ 5.25% 7/1/24 ‡	130,000	89,862
Rochester Electric Utility Revenue
Series A 5.00% 12/1/34	450,000	551,830
Series A 5.00% 12/1/35	500,000	611,125
Series A 5.00% 12/1/36	520,000	633,823
Southern Minnesota Municipal Power Agency Revenue
Series A 5.00% 1/1/41	400,000	474,688
St. Paul Housing & Redevelopment Energy Revenue
Series A 4.00% 10/1/32	800,000	914,936

		11,778,869

Healthcare Revenue Bonds — 34.14%
Anoka Healthcare & Housing Facilities Revenue
(The Homestead at Anoka Project)
5.125% 11/1/49	400,000	400,788
Apple Valley Senior Housing Revenue
(PHS Senior Housing, Inc. Orchard Path Project)
4.50% 9/1/53	840,000	844,477
5.00% 9/1/43	535,000	552,896
5.00% 9/1/58	1,175,000	1,204,727
Apple Valley Senior Living Revenue
(Senior Living LLC Project)
2nd Tier Series B 5.00% 1/1/47	560,000	371,666
4th Tier Series D 7.00% 1/1/37	515,000	409,508
4th Tier Series D 7.25% 1/1/52	1,500,000	1,135,725

55

Schedules of investments

Delaware Minnesota High-Yield Municipal Bond Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Bethel Housing & Health Care Facilities Revenue
(Benedictine Health System - St. Peter Communities Project)
Series A 5.50% 12/1/48	1,280,000	$1,230,272
Bethel Senior Housing Revenue
(The Lodge at the Lakes at Stillwater Project)
5.25% 6/1/58	1,475,000	1,495,886
Brooklyn Center Multifamily Housing Revenue
(Sanctuary at Brooklyn Center Project)
Series A 5.50% 11/1/35	645,000	592,058
Chatfield Healthcare and Housing Facilities Revenue
(Chosen Valley Care Center Project)
4.00% 9/1/39	250,000	205,627
5.00% 9/1/52	1,500,000	1,368,810
City of West St. Paul Minnesota
(Walker Westwood Ridge Campus Project)
5.00% 11/1/49	1,500,000	1,500,570
Cloquet Housing Facilities
(HADC Cloquet Project)
Series A 5.00% 8/1/48	850,000	836,137
Crookston Health Care Facilities Revenue
(Riverview Health Project)
5.00% 5/1/51	1,025,000	992,795
Dakota County Community Development Agency
Senior Housing Revenue
(Walker Highview Hills Project)
Series A 144A 5.00% 8/1/51 #	870,000	896,700
Deephaven Housing & Healthcare Revenue
(St. Therese Senior Living Project)
Series A 5.00% 4/1/38	335,000	309,862
Series A 5.00% 4/1/40	315,000	287,784
Series A 5.00% 4/1/48	185,000	164,513
Duluth Economic Development Authority
(Essentia Health Obligated Group)
Series A 4.25% 2/15/43	2,500,000	2,745,200
Series A 5.00% 2/15/48	1,590,000	1,831,378
(St. Luke’s Hospital of Duluth Obligated Group)
5.75% 6/15/32	2,000,000	2,118,480
6.00% 6/15/39	1,000,000	1,058,570
Glencoe Health Care Facilities Revenue
(Glencoe Regional Health Services Project)
4.00% 4/1/31	185,000	190,574

56

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Hayward Health Care Facilities Revenue
(American Baptist Homes Midwest Obligated Group)
5.375% 8/1/34	750,000	$721,193
(St. John’s Lutheran Home of Albert Lea Project)
5.375% 10/1/44	165,000	153,529
Maple Grove Health Care Facilities Revenue
(Maple Grove Hospital Corporation)
4.00% 5/1/37	1,155,000	1,236,277
5.00% 5/1/26	1,300,000	1,528,345
5.00% 5/1/29	500,000	589,385
(North Memorial Health Care)
5.00% 9/1/30	610,000	693,332
Maple Plain Senior Housing & Health Care Revenue
(Haven Homes Incorporate Project)
5.00% 7/1/49	1,000,000	1,027,290
Minneapolis Health Care System Revenue
(Fairview Health Services)
Series A 4.00% 11/15/48	1,000,000	1,118,910
Series A 5.00% 11/15/33	1,200,000	1,393,764
Series A 5.00% 11/15/34	500,000	579,630
Series A 5.00% 11/15/44	1,000,000	1,137,730
Series A 5.00% 11/15/49	1,450,000	1,745,568
Minneapolis Senior Housing & Healthcare Revenue
(Ecumen-Abiitan Mill City Project)
5.375% 11/1/50	1,700,000	1,706,766
Minneapolis – St. Paul Housing & Redevelopment Authority Health Care Facilities Revenue
(Allina Health System)
Series A 5.00% 11/15/29	415,000	515,791
Morris Health Care Facilities Revenue
(Farmington Health Services)
4.10% 8/1/44	500,000	437,610
4.20% 8/1/49	1,500,000	1,292,895
Oakdale Senior Housing
(Oak Meadows Project)
5.00% 4/1/34	500,000	495,120
Rochester Health Care & Housing Revenue
(The Homestead at Rochester Project)
Series A 5.25% 12/1/23	175,000	184,259
Rochester Health Care Facilities Revenue
(Mayo Clinic)
4.00% 11/15/41	1,790,000	1,848,873

57

Schedules of investments

Delaware Minnesota High-Yield Municipal Bond Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Rochester Health Care Facilities Revenue
(Olmsted Medical Center Project)
5.00% 7/1/22	350,000	$377,657
5.00% 7/1/27	245,000	270,855
5.00% 7/1/28	225,000	247,743
Rochester, Minnesota
(The Homestead at Rochester Project)
Series A 6.875% 12/1/48	800,000	860,736
Sartell Health Care Facilities Revenue
(Country Manor Campus Project)
Series A 5.25% 9/1/22	1,080,000	1,105,456
Sauk Rapids Health Care Housing Facilities Revenue
(Good Shepherd Lutheran Home)
5.125% 1/1/39	825,000	813,846
Shakopee Health Care Facilities Revenue
(St. Francis Regional Medical Center)
4.00% 9/1/31	130,000	139,500
5.00% 9/1/34	105,000	115,858
St. Cloud Health Care Revenue
(Centracare Health System Project)
4.00% 5/1/49	250,000	278,963
5.00% 5/1/48	3,900,000	4,730,778
Series A 4.00% 5/1/37	1,440,000	1,580,256
Series A 5.00% 5/1/46	2,000,000	2,306,700
Unrefunded Balance 5.125% 5/1/30	15,000	15,046
St. Joseph Senior Housing & Healthcare Revenue
(Woodcrest Country Manor Project)
5.00% 7/1/55	1,000,000	955,530
St. Paul Housing & Redevelopment Authority Health Care Facilities Revenue
(Fairview Health Services)
Series A 4.00% 11/15/43	645,000	717,092
Series A 5.00% 11/15/47	485,000	573,857
(HealthPartners Obligated Group Project)
Series A 4.00% 7/1/33	1,320,000	1,442,826
Series A 5.00% 7/1/29	1,000,000	1,165,860
Series A 5.00% 7/1/32	900,000	1,035,108
Series A 5.00% 7/1/33	1,540,000	1,765,394
St. Paul Housing & Redevelopment Authority Housing & Health Care Facilities Revenue
(Episcopal Homes Project)
5.125% 5/1/48	1,700,000	1,580,201

58

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
St. Paul Housing & Redevelopment Authority Housing & Health Care Facilities Revenue
(Episcopal Homes Project)
Series A 5.15% 11/1/42	775,000	$775,411
St. Paul Housing & Redevelopment Authority Multifamily Housing Revenue
(Marian Center Project)
Series A 5.375% 5/1/43	1,000,000	938,310
Victoria Health Care Facilities Revenue
(Augustana Emerald Care Project)
5.00% 8/1/39	1,500,000	1,501,665
Wayzata Senior Housing Revenue
(Folkestone Senior Living Community)
4.00% 8/1/38	250,000	250,515
4.00% 8/1/39	400,000	400,824
4.00% 8/1/44	350,000	348,922
5.00% 8/1/54	350,000	365,449

		67,811,628

Housing Revenue Bonds — 1.62%
Bethel Senior Housing Revenue
(Birchwood Landing at the Lakes at Stillwater Project)
5.00% 5/1/54	1,000,000	1,023,690
Minneapolis – St. Paul Housing Finance Board
Single Family Mortgage-Backed Securities Program
(City Living Project)
Series A-2 5.00% 12/1/38 (GNMA) (FNMA)
(FHLMC) (AMT)	998	999
Minnesota Housing Finance Agency State Appropriation
(Housing Infrastructure)
Series C 5.00% 8/1/33	100,000	115,307
Northwest Multi-County Housing & Redevelopment Authority
(Pooled Housing Program)
5.50% 7/1/45	1,275,000	1,316,756
Stillwater Multifamily Housing Revenue
(Orleans Homes Project)
5.50% 2/1/42 (AMT)	750,000	750,405

		3,207,157

59

Schedules of investments

Delaware Minnesota High-Yield Municipal Bond Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Lease Revenue Bonds — 2.34%
Minnesota General Fund Revenue Appropriations
Series A 5.00% 6/1/38	1,750,000	$1,924,860
Series A 5.00% 6/1/43	1,000,000	1,095,080
Minnesota Housing Finance Agency State Appropriation
(Housing Infrastructure)
Series C 5.00% 8/1/32	1,415,000	1,636,320

		4,656,260

Local General Obligation Bonds — 6.71%
Duluth General Obligation Entertainment Convention Center Improvement
Series A 5.00% 2/1/34	1,000,000	1,211,590
Duluth Independent School District No. 709
Series A 4.00% 2/1/27	440,000	507,624
Series A 4.20% 3/1/34	750,000	723,742
Hennepin County
Series A 5.00% 12/1/37	910,000	1,150,177
Series C 5.00% 12/1/37	2,500,000	3,108,225
Mahtomedi Independent School District No. 832
(School Building)
Series A 5.00% 2/1/28	1,000,000	1,200,220
Series A 5.00% 2/1/29	1,000,000	1,198,760
Series A 5.00% 2/1/31	1,000,000	1,194,890
Minneapolis Special School District No. 1
Series A 4.00% 2/1/36	160,000	191,496
Series A 4.00% 2/1/37	215,000	256,359
Series A 4.00% 2/1/38	220,000	261,503
Series B 4.00% 2/1/36	335,000	400,945
Series B 4.00% 2/1/37	445,000	530,605
Series B 4.00% 2/1/38	465,000	552,722
Wayzata Independent School District No. 284
(School Building)
Series A 5.00% 2/1/28	650,000	830,895

		13,319,753

Pre-Refunded/Escrowed to Maturity Bonds — 4.40%
Deephaven Charter School Lease Revenue
(Eagle Ridge Academy Project)
Series A 5.50% 7/1/43-23 §	500,000	571,545
Minnesota
Series A Unrefunded Balance 5.00% 10/1/24-21 §	985,000	1,036,338

60

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Pre-Refunded/Escrowed to Maturity Bonds (continued)
Minnesota Higher Education Facilities Authority Revenue
(St. Catherine University)
Series 7-Q 5.00% 10/1/25-22 §	325,000	$357,016
Series 7-Q 5.00% 10/1/26-22 §	280,000	307,583
St. Paul Housing & Redevelopment Authority Charter School Lease Revenue
(Nova Classical Academy Project)
Series A 6.625% 9/1/42-21 §	1,500,000	1,594,080
St. Paul Housing & Redevelopment Authority Hospital Facility Revenue
(Healtheast Care System Project)
Series A 5.00% 11/15/29-25 §	275,000	340,389
Series A 5.00% 11/15/30-25 §	205,000	253,745
Western Minnesota Municipal Power Agency Revenue
Series A 5.00% 1/1/30-24 §	500,000	578,180
Series A 5.00% 1/1/33-24 §	750,000	867,270
Series A 5.00% 1/1/34-24 §	450,000	520,362
Series A 5.00% 1/1/40-24 §	2,000,000	2,312,720

		8,739,228

Special Tax Revenue Bonds — 5.25%
Minneapolis Revenue
(YMCA Greater Twin Cities Project)
4.00% 6/1/31	250,000	268,632
Minneapolis Tax Increment Revenue
(Grant Park Project)
4.00% 3/1/27	200,000	203,572
4.00% 3/1/30	260,000	262,902
(Village of St. Anthony Falls Project)
4.00% 3/1/24	700,000	711,991
4.00% 3/1/27	650,000	658,021
Puerto Rico Sales Tax Financing Revenue
(Restructured)
Series A-1 4.75% 7/1/53	4,005,000	4,209,415
Series A-1 5.00% 7/1/58	275,000	293,618
Series A-2 4.536% 7/1/53	3,000,000	3,110,310
St. Paul Sales Tax Revenue
Series G 5.00% 11/1/28	600,000	707,652

		10,426,113

61

Schedules of investments

Delaware Minnesota High-Yield Municipal Bond Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

State General Obligation Bonds — 7.00%
Commonwealth of Puerto Rico
(Public Improvement)
Series B 5.75% 7/1/38 ‡	920,000	$652,050
Minnesota
Series A 5.00% 8/1/27	750,000	918,675
Series A 5.00% 8/1/29	1,000,000	1,219,450
Series A 5.00% 8/1/33	660,000	857,096
Series A 5.00% 8/1/34	2,185,000	2,830,012
Series D 5.00% 8/1/26	1,000,000	1,267,680
Series D 5.00% 8/1/27	1,000,000	1,265,680
Series E 5.00% 10/1/26	1,085,000	1,382,170
(Various Purposes)
Series A 5.00% 8/1/32	1,915,000	2,239,497
Series A 5.00% 8/1/38	1,000,000	1,277,780

		13,910,090

Transportation Revenue Bonds — 6.51%
Minneapolis – St. Paul Metropolitan Airports Commission Revenue
(Senior)
Series A 5.00% 1/1/32	1,245,000	1,509,948
Series C 5.00% 1/1/46	185,000	216,927
(Subordinate)
Series A 5.00% 1/1/32	500,000	559,680
Series A 5.00% 1/1/49	1,500,000	1,811,685
Series B 5.00% 1/1/29	2,130,000	2,243,359
Series B 5.00% 1/1/44 (AMT)	4,000,000	4,794,760
Series B 5.00% 1/1/49 (AMT)	1,500,000	1,786,665

		12,923,024

Water & Sewer Revenue Bonds — 1.17%
Metropolitan Council General Obligation Wastewater Revenue (Minneapolis – St. Paul Metropolitan Area)
Series C 4.00% 3/1/31	965,000	1,149,006
Series C 4.00% 3/1/32	1,000,000	1,183,200

		2,332,206

Total Municipal Bonds (cost $187,836,551)		194,377,096

62

	Principal amount	Value (US $)

Short-Term Investments — 0.70%

Variable Rate Demand Notes — 0.70%¤
Minneapolis Health Care System Revenue
(Fairview Health Services) Series C
0.03% 11/15/48 (LOC – Wells Fargo Bank N.A.)	200,000	$200,000
Minneapolis – St. Paul Housing & Redevelopment Authority Health Care Facilities Revenue
(Children’s Hospitals and Clinics)
Series A-1 0.02% 8/15/37 (AGM) (SPA – US Bank N.A.)	1,100,000	1,100,000
Minneapolis – St. Paul Housing & Redevelopment Authority Health Care Revenue
(Allina Health System)
Series B-1 0.02% 11/15/35 (LOC – JPMorgan Chase Bank N.A.)	100,000	100,000

Total Short-Term Investments (cost $1,400,000)		1,400,000

Total Value of Securities—98.57% (cost $189,236,551)		$195,777,096

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At August 31, 2020, the aggregate value of Rule 144A securities was $5,900,806, which represents 2.97% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

‡	Non-income producing security. Security is currently in default.

§

Pre-refunded bonds. Municipal bonds that are generally backed or secured by US Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond will be pre-refunded. See Note 8 in “Notes to financial statements.”

¤

Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. Each rate shown is as of August 31, 2020.

Summary of abbreviations:

AGM – Insured by Assured Guaranty Municipal Corporation

AMT – Subject to Alternative Minimum Tax

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

GNMA – Government National Mortgage Association

LLC – Limited Liability Corporation

LOC – Letter of Credit

63

Schedules of investments

Delaware Minnesota High-Yield Municipal Bond Fund

Summary of abbreviations: (continued)

N.A. – National Association

SPA – Stand-by Purchase Agreement

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

64

Statements of assets and liabilities	August 31, 2020

	Delaware Tax-Free Minnesota Fund	Delaware Tax-Free Minnesota Intermediate Fund	Delaware Minnesota High-Yield Municipal Bond Fund
Assets:
Investments, at value*	$573,899,257	$86,792,346	$195,777,096
Cash	153,994	31,761	836,801
Interest receivable	6,736,350	924,630	2,236,011
Receivable for fund shares sold	350,286	150,250	240,053

Total Assets	581,139,887	87,898,987	199,089,961

Liabilities:
Distribution payable	311,554	40,160	116,406
Investment management fees payable to affiliates	235,628	16,964	82,889
Payable for fund shares redeemed	215,387	4,000	173,653
Distribution fees payable to affiliates	100,988	11,839	38,595
Dividend disbursing and transfer agent fees and expenses payable to non-affiliates	32,531	5,877	13,733
Accounting and administration fees payable to non-affiliates	31,250	15,014	18,664
Reports and statements to shareholders expenses payable to affiliates	24,864	6,799	10,546
Other accrued expenses	18,368	5,658	11,607
Audit and tax fees payable	5,500	5,500	5,500
Dividend disbursing and transfer agent fees and expenses payable to affiliates	4,566	691	1,560
Trustees’ fees and expenses payable to affiliates	4,248	644	1,453
Accounting and administration expenses payable to affiliates	2,019	593	913
Legal fees payable to affiliates	1,018	154	348

Total Liabilities	987,921	113,893	475,867

Total Net Assets	$580,151,966	$87,785,094	$198,614,094

Net Assets Consist of:
Paid-in capital	$554,460,569	$84,302,908	$192,917,782
Total distributable earnings (loss)	25,691,397	3,482,186	5,696,312

Total Net Assets	$580,151,966	$87,785,094	$198,614,094

65

Statements of assets and liabilities

	Delaware Tax-Free Minnesota Fund	Delaware Tax-Free Minnesota Intermediate Fund	Delaware Minnesota High-Yield Municipal Bond Fund
Net Asset Value
Class A:
Net assets	$373,691,067	$57,787,863	$103,912,819
Shares of beneficial interest outstanding, unlimited authorization, no par	29,913,945	5,206,013	9,447,144
Net asset value per share	$12.49	$11.10	$11.00
Sales charge	4.50%	2.75%	4.50%
Offering price per share, equal to net asset value per share / (1 - sales charge)	$13.08	$11.41	$11.52
Class C:
Net assets	$25,218,994	$5,148,739	$19,376,304
Shares of beneficial interest outstanding, unlimited authorization, no par	2,012,202	462,912	1,758,179
Net asset value per share	$12.53	$11.12	$11.02
Institutional Class:
Net assets	$181,241,905	$24,848,492	$75,324,971
Shares of beneficial interest outstanding, unlimited authorization, no par	14,511,385	2,237,750	6,850,315
Net asset value per share	$12.49	$11.10	$11.00
*Investments, at cost	$547,388,413	$83,140,600	$189,236,551

See accompanying notes, which are an integral part of the financial statements.

66

Statements of operations	Year ended August 31, 2020

			Delaware Minnesota
		Delaware Tax-Free	High-Yield
	Delaware Tax-Free	Minnesota	Municipal Bond
	Minnesota Fund	Intermediate Fund	Fund
Investment Income:
Interest	$19,581,428	$2,549,862	$7,302,458

Expenses:
Management fees	3,148,707	410,716	1,123,132
Distribution expenses - Class A	937,862	140,355	258,349
Distribution expenses - Class C	276,689	63,142	203,799
Dividend disbursing and transfer agent fees and expenses	346,297	52,347	140,085
Accounting and administration expenses	134,934	52,630	72,789
Registration fees	61,479	26,476	14,214
Legal fees	51,193	7,227	16,361
Reports and statements to shareholders expenses	51,011	12,647	20,458
Audit and tax fees	45,140	45,140	45,140
Trustees’ fees and expenses	33,434	4,744	11,765
Custodian fees	14,704	1,681	3,934
Other	55,037	20,920	34,205

	5,156,487	838,025	1,944,231
Less expenses waived	(458,373)	(173,534)	(172,639)
Less waived distribution expenses - Class A	—	(56,142)	—
Less expenses paid indirectly	(4,158)	(1,086)	(2,400)

Total operating expenses	4,693,956	607,263	1,769,192

Net Investment Income	14,887,472	1,942,599	5,533,266

67

Statements of operations

	Delaware Tax-Free Minnesota Fund	Delaware Tax-Free Minnesota Intermediate Fund	Delaware Minnesota High-Yield Municipal Bond Fund
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	$932,823	$(68,890)	$180,719
Net change in unrealized appreciation (depreciation) of investments	(8,816,749)	(916,519)	(4,939,126)

Net Realized and Unrealized Loss	(7,883,926)	(985,409)	(4,758,407)

Net Increase in Net Assets Resulting from Operations	$7,003,546	$957,190	$774,859

See accompanying notes, which are an integral part of the financial statements.

68

Statements of changes in net assets

Delaware Tax-Free Minnesota Fund

	Year ended
	8/31/20	8/31/19
Increase (Decrease) in Net Assets from Operations:
Net investment income	$14,887,472	$16,250,461
Net realized gain	932,823	422,779
Net change in unrealized appreciation (depreciation)	(8,816,749)	23,896,388

Net increase in net assets resulting from operations	7,003,546	40,569,628

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(10,479,934)	(11,013,173)
Class C	(567,741)	(674,498)
Institutional Class	(5,376,871)	(4,532,590)

	(16,424,546)	(16,220,261)

Capital Share Transactions:
Proceeds from shares sold:
Class A	30,564,638	34,266,180
Class C	2,044,174	3,098,448
Institutional Class	49,162,276	83,152,024

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	9,360,817	9,748,901
Class C	554,458	653,678
Institutional Class	3,892,433	3,221,296

	95,578,796	134,140,527

69

Statements of changes in net assets

Delaware Tax-Free Minnesota Fund

	Year ended
	8/31/20	8/31/19
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(47,198,375)	$(63,834,709)
Class C	(6,825,961)	(10,695,643)
Institutional Class	(37,945,871)	(44,007,882)

	(91,970,207)	(118,538,234)

Increase in net assets derived from capital share transactions	3,608,589	15,602,293

Net Increase (Decrease) in Net Assets	(5,812,411)	39,951,660

Net Assets:
Beginning of year	585,964,377	546,012,717

End of year	$580,151,966	$585,964,377

See accompanying notes, which are an integral part of the financial statements.

70

Statements of changes in net assets

Delaware Tax-Free Minnesota Intermediate Fund

	Year ended
	8/31/20	8/31/19
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,942,599	$2,179,205
Net realized gain (loss)	(68,890)	5,373
Net change in unrealized appreciation (depreciation)	(916,519)	2,996,731

Net increase in net assets resulting from operations	957,190	5,181,309

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(1,346,270)	(1,593,527)
Class C	(98,584)	(156,332)
Institutional Class	(497,364)	(428,375)

	(1,942,218)	(2,178,234)

Capital Share Transactions:
Proceeds from shares sold:
Class A	8,419,718	5,671,277
Class C	635,657	898,626
Institutional Class	11,917,665	8,405,771

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	1,146,384	1,357,246
Class C	94,088	149,449
Institutional Class	463,348	397,172

	22,676,860	16,879,541

71

Statements of changes in net assets

Delaware Tax-Free Minnesota Intermediate Fund

	Year ended
	8/31/20	8/31/19
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(6,850,828)	$(12,485,742)
Class C	(2,655,009)	(2,719,349)
Institutional Class	(5,203,976)	(3,186,459)

	(14,709,813)	(18,391,550)

Increase (decrease) in net assets derived from capital share transactions	7,967,047	(1,512,009)

Net Increase in Net Assets	6,982,019	1,491,066

Net Assets:
Beginning of year	80,803,075	79,312,009

End of year	$87,785,094	$80,803,075

See accompanying notes, which are an integral part of the financial statements.

72

Statements of changes in net assets

Delaware Minnesota High-Yield Municipal Bond Fund

	Year ended
	8/31/20	8/31/19
Increase (Decrease) in Net Assets from Operations:
Net investment income	$5,533,266	$5,310,882
Net realized gain (loss)	180,719	(149,752)
Net change in unrealized appreciation (depreciation)	(4,939,126)	9,364,456

Net increase in net assets resulting from operations	774,859	14,525,586

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(2,770,295)	(2,884,919)
Class C	(393,155)	(452,855)
Institutional Class	(2,354,836)	(1,963,896)

	(5,518,286)	(5,301,670)

Capital Share Transactions:
Proceeds from shares sold:
Class A	12,533,954	11,808,073
Class C	3,689,377	3,143,949
Institutional Class	28,268,095	31,389,740

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	2,475,879	2,586,210
Class C	369,511	420,887
Institutional Class	2,262,483	1,877,843

	49,599,299	51,226,702

73

Statements of changes in net assets

Delaware Minnesota High-Yield Municipal Bond Fund

	Year ended
	8/31/20	8/31/19
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(12,513,039)	$(14,747,115)
Class C	(5,297,308)	(5,154,694)
Institutional Class	(28,132,087)	(14,980,335)

	(45,942,434)	(34,882,144)

Increase in net assets derived from capital share transactions	3,656,865	16,344,558

Net Increase (Decrease) in Net Assets	(1,086,562)	25,568,474

Net Assets:
Beginning of year	199,700,656	174,132,182

End of year	$198,614,094	$199,700,656

See accompanying notes, which are an integral part of the financial statements.

74

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Financial highlights

Delaware Tax-Free Minnesota Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

76

Year ended

8/31/20	8/31/19	8/31/18	8/31/17	8/31/16

$12.68	$12.14	$12.54	$12.87	$12.60

0.31	0.36	0.37	0.38	0.41
(0.16)	0.54	(0.34)	(0.32)	0.28

0.15	0.90	0.03	0.06	0.69

(0.31)	(0.36)	(0.37)	(0.39)	(0.42)
(0.03)	—	(0.06)	—	—

(0.34)	(0.36)	(0.43)	(0.39)	(0.42)

$12.49	$12.68	$12.14	$12.54	$12.87

1.30%	7.54%	0.26%	0.49%	5.52%

$373,691	$386,790	$390,477	$423,497	$481,066
0.85%	0.85%	0.85%	0.85%	0.85%

0.93%	0.93%	0.94%	0.95%	0.95%
2.53%	2.92%	2.99%	3.08%	3.25%

2.45%	2.84%	2.90%	2.98%	3.15%
15%	13%	16%	17%	15%

77

Financial highlights

Delaware Tax-Free Minnesota Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

78

Year ended

8/31/20	8/31/19	8/31/18	8/31/17	8/31/16

$12.72	$12.18	$12.58	$12.91	$12.64

0.22	0.27	0.28	0.29	0.32
(0.16)	0.54	(0.34)	(0.33)	0.27

0.06	0.81	(0.06)	(0.04)	0.59

(0.22)	(0.27)	(0.28)	(0.29)	(0.32)
(0.03)	—	(0.06)	—	—

(0.25)	(0.27)	(0.34)	(0.29)	(0.32)

$12.53	$12.72	$12.18	$12.58	$12.91

0.54%	6.73%	(0.49% )	(0.25% )	4.73%

$25,219	$29,933	$35,642	$51,045	$53,502
1.60%	1.60%	1.60%	1.60%	1.60%

1.68%	1.68%	1.69%	1.70%	1.70%
1.78%	2.17%	2.24%	2.33%	2.50%

1.70%	2.09%	2.15%	2.23%	2.40%
15%	13%	16%	17%	15%

79

Financial highlights

Delaware Tax-Free Minnesota Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

80

		Year ended

8/31/20	8/31/19	8/31/18	8/31/17	8/31/16

$12.68	$12.14	$12.54	$12.87	$12.59

0.34	0.39	0.40	0.41	0.45
(0.16)	0.54	(0.34)	(0.32)	0.28

0.18	0.93	0.06	0.09	0.73

(0.34)	(0.39)	(0.40)	(0.42)	(0.45)
(0.03)	—	(0.06)	—	—

(0.37)	(0.39)	(0.46)	(0.42)	(0.45)

$12.49	$12.68	$12.14	$12.54	$12.87

1.55%	7.81%	0.51%	0.75%	5.87%

$181,242	$169,241	$119,894	$88,826	$53,133
0.60%	0.60%	0.60%	0.60%	0.60%

0.68%	0.68%	0.69%	0.70%	0.70%
2.78%	3.17%	3.24%	3.33%	3.50%

2.70%	3.09%	3.15%	3.23%	3.40%
15%	13%	16%	17%	15%

81

Financial highlights

Delaware Tax-Free Minnesota Intermediate Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

82

Year ended

8/31/20	8/31/19	8/31/18	8/31/17	8/31/16

$11.25	$10.82	$11.17	$11.44	$11.22

0.27	0.31	0.30	0.31	0.33
(0.15)	0.43	(0.31)	(0.25)	0.22

0.12	0.74	(0.01)	0.06	0.55

(0.27)	(0.31)	(0.30)	(0.31)	(0.33)
—	—	(0.04)	(0.02)	—

(0.27)	(0.31)	(0.34)	(0.33)	(0.33)

$11.10	$11.25	$10.82	$11.17	$11.44

1.08%	7.00%	(0.01% )	0.55%	4.98%

$57,788	$55,918	$59,284	$68,934	$79,730
0.71%	0.71%	0.79%	0.84%	0.84%

1.02%	1.04%	1.00%	0.99%	0.97%
2.39%	2.87%	2.77%	2.79%	2.92%

2.08%	2.54%	2.56%	2.64%	2.79%
20%	19%	17%	22%	14%

83

Financial highlights

Delaware Tax-Free Minnesota Intermediate Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

84

Year ended

8/31/20	8/31/19	8/31/18	8/31/17	8/31/16

$11.27	$10.84	$11.19	$11.47	$11.24

0.17	0.22	0.21	0.22	0.24
(0.15)	0.43	(0.31)	(0.26)	0.23

0.02	0.65	(0.10)	(0.04)	0.47

(0.17)	(0.22)	(0.21)	(0.22)	(0.24)
—	—	(0.04)	(0.02)	—

(0.17)	(0.22)	(0.25)	(0.24)	(0.24)

$11.12	$11.27	$10.84	$11.19	$11.47

0.22%	6.09%	(0.86% )	(0.39% )	4.17%

$5,149	$7,167	$8,558	$11,885	$13,315
1.56%	1.56%	1.64%	1.69%	1.69%

1.77%	1.79%	1.75%	1.74%	1.72%
1.54%	2.02%	1.92%	1.94%	2.07%

1.33%	1.79%	1.81%	1.89%	2.04%
20%	19%	17%	22%	14%

85

Financial highlights

Delaware Tax-Free Minnesota Intermediate Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

86

Year ended

8/31/20	8/31/19	8/31/18	8/31/17	8/31/16

$11.25	$10.83	$11.17	$11.45	$11.22

0.28	0.33	0.32	0.33	0.35
(0.15)	0.42	(0.30)	(0.26)	0.23

0.13	0.75	0.02	0.07	0.58

(0.28)	(0.33)	(0.32)	(0.33)	(0.35)
—	—	(0.04)	(0.02)	—

(0.28)	(0.33)	(0.36)	(0.35)	(0.35)

$11.10	$11.25	$10.83	$11.17	$11.45

1.23%	7.06%	0.23%	0.61%	5.22%

$24,848	$17,718	$11,470	$18,800	$12,694
0.56%	0.56%	0.64%	0.69%	0.69%

0.77%	0.79%	0.75%	0.74%	0.72%
2.54%	3.02%	2.92%	2.94%	3.07%

2.33%	2.79%	2.81%	2.89%	3.04%
20%	19%	17%	22%	14%

87

Financial highlights

Delaware Minnesota High-Yield Municipal Bond Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

88

Year ended

8/31/20	8/31/19	8/31/18	8/31/17	8/31/16

$11.21	$10.66	$10.88	$11.13	$10.84

0.29	0.32	0.32	0.33	0.36
(0.21)	0.55	(0.22)	(0.25)	0.29

0.08	0.87	0.10	0.08	0.65

(0.29)	(0.32)	(0.32)	(0.33)	(0.36)

(0.29)	(0.32)	(0.32)	(0.33)	(0.36)

$11.00	$11.21	$10.66	$10.88	$11.13

0.81%	8.33%	0.95%	0.84%	6.12%

$103,913	$103,487	$98,980	$98,491	$121,168
0.89%	0.89%	0.89%	0.89%	0.89%

0.97%	0.99%	0.99%	0.99%	0.98%
2.69%	2.97%	2.98%	3.08%	3.23%

2.61%	2.87%	2.88%	2.98%	3.14%
18%	12%	14%	19%	15%

89

Financial highlights

Delaware Minnesota High-Yield Municipal Bond Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	Amount is less than $0.005 per share.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

90

Year ended

8/31/20	8/31/19	8/31/18	8/31/17	8/31/16

$11.23	$10.68	$10.90	$11.15	$10.87

0.21	0.24	0.24	0.25	0.27
(0.21)	0.55	(0.22)	(0.25)	0.29

— [2]	0.79	0.02	— [2]	0.56

(0.21)	(0.24)	(0.24)	(0.25)	(0.28)

(0.21)	(0.24)	(0.24)	(0.25)	(0.28)

$11.02	$11.23	$10.68	$10.90	$11.15

0.05%	7.51%	0.19%	0.09%	5.22%

$19,376	$21,059	$21,651	$32,223	$35,751
1.64%	1.64%	1.64%	1.64%	1.64%

1.72%	1.74%	1.74%	1.74%	1.73%
1.94%	2.22%	2.23%	2.33%	2.48%

1.86%	2.12%	2.13%	2.23%	2.39%
18%	12%	14%	19%	15%

91

Financial highlights

Delaware Minnesota High-Yield Municipal Bond Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

92

Year ended

8/31/20	8/31/19	8/31/18	8/31/17	8/31/16

$11.20	$10.66	$10.87	$11.12	$10.84

0.32	0.35	0.35	0.36	0.38
(0.20)	0.54	(0.21)	(0.25)	0.29

0.12	0.89	0.14	0.11	0.67

(0.32)	(0.35)	(0.35)	(0.36)	(0.39)

(0.32)	(0.35)	(0.35)	(0.36)	(0.39)

$11.00	$11.20	$10.66	$10.87	$11.12

1.15%	8.50%	1.30%	1.09%	6.28%

$75,325	$75,155	$53,501	$44,805	$31,206
0.64%	0.64%	0.64%	0.64%	0.64%

0.72%	0.74%	0.74%	0.74%	0.73%
2.94%	3.22%	3.23%	3.33%	3.48%

2.86%	3.12%	3.13%	3.23%	3.39%
18%	12%	14%	19%	15%

93

Notes to financial statements
Delaware Funds® by Macquarie Minnesota municipal bond funds	August 31, 2020

Voyageur Mutual Funds is organized as a Delaware statutory trust and offers five series: Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, and Delaware Tax-Free New York Fund. Voyageur Tax-Free Funds is organized as a Delaware statutory trust and offers Delaware Tax-Free Minnesota Fund. Voyageur Intermediate Tax-Free Funds is organized as a Delaware statutory trust and offers Delaware Tax-Free Minnesota Intermediate Fund. Voyageur Mutual Funds, Voyageur Tax-Free Funds, and Voyageur Intermediate Tax-Free Funds are each referred to as a Trust, or collectively, as the Trusts. These financial statements and the related notes pertain to Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Intermediate Fund, and Delaware Minnesota High-Yield Municipal Bond Fund (each a Fund, or together, the Funds). Each Trust is an open-end investment company. The Funds are considered diversified under the Investment Company Act of 1940, as amended (1940 Act), and offer Class A, Class C, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 4.50% for Delaware Tax-Free Minnesota Fund and Delaware Minnesota High-Yield Municipal Bond Fund, and 2.75% for Delaware Tax-Free Minnesota Intermediate Fund. Class A share purchases of $250,000 or more will incur a contingent deferred sales charge (CDSC) instead of a front-end sales charge of 1.00%, if redeemed during the first year, and 0.50% during the second year for Delaware Tax-Free Minnesota Fund and Delaware Minnesota High-Yield Municipal Bond Fund, and 0.75% for Delaware Tax-Free Minnesota Intermediate Fund, if redeemed within the first year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, which will be incurred if redeemed during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

1. Significant Accounting Policies

Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Funds.

Security Valuation — Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Trust’s Board of Trustees (each, a Board, or collectively, the Boards). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Boards.

Federal Income Taxes — No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under

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Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Each Fund evaluates tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken or expected to be taken on each Fund’s federal income tax returns through the year ended August 31, 2020 and for all open tax years (years ended August 31, 2017–August 31, 2019), and has concluded that no provision for federal income tax is required in each Fund’s financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statements of operations.” During the year ended August 31, 2020, the Funds did not incur any interest or tax penalties.

Class Accounting — Investment income and common expenses are allocated to the various classes of each Fund on the basis of “settled shares” of each class in relation to the net assets of each Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to a Fund are charged directly to that Fund. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Each Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. Each Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Each Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statements of operations” under “Custodian fees” with the corresponding expenses offset included

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Notes to financial statements

Delaware Funds® by Macquarie Minnesota municipal bond funds

1. Significant Accounting Policies (continued)

under “Less expenses paid indirectly.” For the year ended August 31, 2020, each Fund earned the following amounts under this arrangement:

Fund	Custody Credits

Delaware Tax-Free Minnesota Fund	$3,690
Delaware Tax-Free Minnesota Intermediate Fund	1,005
Delaware Minnesota High-Yield Municipal Bond Fund	2,222

Each Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended August 31, 2020, each Fund earned the following amounts under this arrangement:

Fund	Earnings Credits

Delaware Tax-Free Minnesota Fund	$468
Delaware Tax-Free Minnesota Intermediate Fund	81
Delaware Minnesota High-Yield Municipal Bond Fund	178

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly based on each Fund’s average daily net assets as follows:

	Delaware Tax-Free Minnesota Fund	Delaware Tax-Free Minnesota Intermediate Fund	Delaware Minnesota High-Yield Municipal Bond Fund

On the first $500 million	0.5500%	0.5000%	0.5500%
On the next $500 million	0.5000%	0.4750%	0.5000%
On the next $1.5 billion	0.4500%	0.4500%	0.4500%
In the excess of $2.5 billion	0.4250%	0.4250%	0.4250%

DMC has contractually agreed to waive that portion, if any, of its management fee and/or pay/reimburse each Fund to the extent necessary to ensure that total annual operating expenses (excluding any distribution and service (12b-1) fees, taxes, interest, acquired fund fees and expenses, inverse floater program expenses, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), do not exceed the following percentage of each Fund’s average daily net assets from September 1, 2019 through

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August 31, 2020.* These waivers and reimbursements may be terminated only by agreement of DMC and each Fund. The waivers and reimbursements are accrued daily and received monthly.

Fund	Operating expense limitation as a percentage of average daily net assets

Delaware Tax-Free Minnesota Fund	0.60%
Delaware Tax-Free Minnesota Intermediate Fund	0.56%
Delaware Minnesota High-Yield Municipal Bond Fund	0.64%

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to each Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative net asset value (NAV) basis. These amounts are included on the “Statements of operations” under “Accounting and administration expenses.” For the year ended August 31, 2020, each Fund was charged for these services as follows:

Fund	Fees

Delaware Tax-Free Minnesota Fund	$23,932
Delaware Tax-Free Minnesota Intermediate Fund	6,828
Delaware Minnesota High-Yield Municipal Bond Fund	11,021

DIFSC is also the transfer agent and dividend disbursing agent of each Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rates: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; and 0.005% of the next $20 billion; and 0.0025% of average daily net assets in excess of $50 billion. The fees payable to DIFSC under the shareholder services agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. These amounts are included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended August 31, 2020, each Fund was charged for these services as follows:

Fund	Fees

Delaware Tax-Free Minnesota Fund	$53,609
Delaware Tax-Free Minnesota Intermediate Fund	7,607
Delaware Minnesota High-Yield Municipal Bond Fund	18,869

Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to each Fund. Sub-transfer agency fees are paid by each Fund and are also included on the “Statements of operations” under

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Notes to financial statements

Delaware Funds® by Macquarie Minnesota municipal bond funds

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

“Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, each Fund pays DDLP, the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class C shares. DDLP has contracted to waive Delaware Tax-Free Minnesota Intermediate Fund’s Class A shares 12b-1 fee to 0.15% of average daily net assets from September 1, 2019 through August 31, 2020.** The fees are calculated daily and paid monthly. Institutional Class shares do not pay 12b-1 fees.

As provided in the investment management agreement, each Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to each Fund. These amounts are included on the “Statements of operations” under “Legal fees.” For the year ended August 31, 2020, each Fund was charged for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees as follows:

Fund	Fees

Delaware Tax-Free Minnesota Fund	$17,067
Delaware Tax-Free Minnesota Intermediate Fund	2,578
Delaware Minnesota High-Yield Municipal Bond Fund	6,143

For the year ended August 31, 2020, DDLP earned commissions on sales of Class A shares for each Fund as follows:

Fund	Commissions

Delaware Tax-Free Minnesota Fund	$26,419
Delaware Tax-Free Minnesota Intermediate Fund	3,914
Delaware Minnesota High-Yield Municipal Bond Fund	9,196

For the year ended August 31, 2020, DDLP received gross CDSC commissions on redemptions of each Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares. The amounts received were as follows:

Fund	Class A	Class C

Delaware Tax-Free Minnesota Fund	$11,663	$585
Delaware Tax-Free Minnesota Intermediate Fund	2,136	394
Delaware Minnesota High-Yield Municipal Bond Fund	202	1,107

Trustees’ fees include expenses accrued by each Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Funds.

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Cross trades for the year ended August 31, 2020, were executed by each Fund pursuant to procedures adopted by the Boards designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At their regularly scheduled meetings, the Boards review such transactions for compliance with the procedures adopted by the Boards. Pursuant to these procedures, for the year ended August 31, 2020, the Funds engaged in the following Rule 17a-7 securities purchases and securities sales, which resulted in net realized gains (losses) as follows:

	Purchases	Sales	Net realized gain (loss)

Delaware Tax-Free Minnesota Fund	$30,345,289	$20,969,732	$(543,316)
Delaware Tax-Free Minnesota Intermediate Fund	13,399,508	6,998,309	51,674
Delaware Minnesota High-Yield Municipal Bond Fund	13,078,149	13,542,941	429,455

*For Delaware Tax-Free Minnesota Fund and Delaware Minnesota High-Yield Municipal Bond Fund, the aggregate contractual waiver period covering this report is from December 28, 2018 through December 28, 2020. For Delaware Tax-Free Minnesota Intermediate Fund, the aggregate contractual waiver period covering this report is from December 28, 2018 through December 28, 2020.

**For Delaware Tax-Free Minnesota Intermediate Fund Class A shares, the aggregate contractual waiver period covering this report is from December 28, 2018 through December 28, 2020.

3. Investments

For the year ended August 31, 2020, each Fund made purchases and sales of investment securities other than short-term investments as follows:

Fund	Purchases	Sales

Delaware Tax-Free Minnesota Fund	$88,635,235	$111,434,127
Delaware Tax-Free Minnesota Intermediate Fund	24,731,521	16,309,116
Delaware Minnesota High-Yield Municipal Bond Fund	38,287,730	35,147,130

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Notes to financial statements

Delaware Funds® by Macquarie Minnesota municipal bond funds

3. Investments (continued)

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments, but approximates the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At August 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for each Fund were as follows:

Fund	Cost of investments	Aggregate unrealized appreciation of investments	Aggregate unrealized depreciation of investments	Net unrealized appreciation of investments

Delaware Tax-Free Minnesota Fund	$547,560,824	$30,862,437	$(4,524,004)	$26,338,433
Delaware Tax-Free Minnesota Intermediate Fund	83,138,581	4,042,090	(388,325)	3,653,765
Delaware Minnesota High-Yield Municipal Bond Fund	189,290,759	9,005,320	(2,518,983)	6,486,337

US GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2	–	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

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Level 3	–	Significant unobservable inputs, including each Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. Each Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following tables summarize the valuation of each Fund’s investments by fair value hierarchy levels as of August 31, 2020:

Delaware Tax-Free Minnesota Fund

Level 2
Securities
Assets:
Municipal Bonds	$567,649,257
Short-Term Investments	6,250,000

Total Value of Securities	$573,899,257

Delaware Tax-Free Minnesota Intermediate Fund

Level 2
Securities
Assets:
Municipal Bonds	$85,612,346
Short-Term Investments	1,180,000

Total Value of Securities	$86,792,346

Delaware Minnesota High-Yield Municipal Bond Fund

Level 2
Securities
Assets:
Municipal Bonds	$194,377,096
Short-Term Investments	1,400,000

Total Value of Securities	$195,777,096

During the year ended August 31, 2020, there were no transfers into or out of Level 3 investments. Each Fund’s policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting period.

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Notes to financial statements

Delaware Funds® by Macquarie Minnesota municipal bond funds

3. Investments (continued)

A reconciliation of Level 3 investments is presented when a Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to that Fund’s net assets. During the year ended August 31, 2020, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended August 31, 2020 and 2019 was as follows:

	Tax-exempt income	Ordinary income	Long-term capital gains	Total
Year ended August 31, 2020:
Delaware Tax-Free Minnesota Fund	$14,903,273	$843,521	$677,752	$16,424,546
Delaware Tax-Free Minnesota Intermediate Fund	1,942,218	—	—	1,942,218
Delaware Minnesota High-Yield Municipal Bond Fund	5,518,266	20	—	5,518,286
Year ended August 31, 2019:
Delaware Tax-Free Minnesota Fund	16,220,204	57	—	16,220,261
Delaware Tax-Free Minnesota Intermediate Fund	2,178,234	—	—	2,178,234
Delaware Minnesota High-Yield Municipal Bond Fund	5,301,651	19	—	5,301,670

5. Components of Net Assets on a Tax Basis

As of August 31, 2020, the components of net assets on a tax basis were as follows:

	Delaware Tax-Free Minnesota Fund	Delaware Tax-Free Minnesota Intermediate Fund	Delaware Minnesota High-Yield Municipal Bond Fund
Shares of beneficial interest	$554,460,569	$84,302,908	$192,917,782
Undistributed tax-exempt income	3,226	35,970	116,406
Qualified late year loss deferrals	(338,708)	—	—
Distributions payable	(311,554)	(40,160)	(116,406)
Capital loss carryforwards	—	(167,389)	(790,025)
Unrealized appreciation of investments	26,338,433	3,653,765	6,486,337

Net assets	$580,151,966	$87,785,094	$198,614,094

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The differences between book basis and tax basis components of net assets are primarily attributable to tax treatment of market discount and premium on debt instruments and tax deferral of losses due to wash sales, as applicable.

Qualified late year ordinary and capital losses (including currency and specified gain (loss) items) represent losses realized from January 1, 2020 through August 31, 2020 and November 1, 2019 through August 31, 2020, respectively, that, in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At August 31, 2020, Delaware Minnesota High-Yield Municipal Bond Fund utilized $179,349 of capital loss carryforwards.

At August 31, 2020, capital loss carryforwards available to offset future realized capital gains were as follows:

	Loss carryforward character

	Short-term	Long-term	Total

Delaware Tax-Free Minnesota Intermediate Fund	$167,389	$—	$167,389
Delaware Minnesota High-Yield Municipal Bond Fund	790,025	—	790,025

At August 31, 2020, Delaware Tax-Free Minnesota Fund did not have any capital loss carryforwards.

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Notes to financial statements

Delaware Funds® by Macquarie Minnesota municipal bond funds

6. Capital Shares

Transactions in capital shares were as follows:

	Delaware Tax-Free Minnesota Fund		Delaware Tax-Free Minnesota Intermediate Fund		Delaware Minnesota High-Yield Municipal Bond Fund
	Year ended		Year ended		Year ended
	8/31/20	8/31/19	8/31/20	8/31/19	8/31/20	8/31/19
Shares sold:
Class A	2,470,484	2,812,545	760,322	521,273	1,132,737	1,091,129
Class C	162,787	252,325	58,542	82,541	332,654	291,127
Institutional Class	3,968,576	6,847,310	1,097,848	773,437	2,563,763	2,920,048

Shares issued upon reinvestment of dividends and distributions:
Class A	756,678	798,095	104,225	124,608	227,598	240,677
Class C	44,653	53,400	8,531	13,717	33,910	39,113
Institutional Class	314,844	263,476	42,075	36,374	208,101	174,526

	7,718,022	11,027,151	2,071,543	1,551,950	4,498,763	4,756,620

Shares redeemed:
Class A	(3,813,207)	(5,263,546)	(629,289)	(1,153,362)	(1,146,037)	(1,382,974)
Class C	(547,958)	(878,285)	(240,006)	(249,651)	(483,508)	(481,931)
Institutional Class	(3,120,080)	(3,637,252)	(476,666)	(294,820)	(2,628,916)	(1,406,980)

	(7,481,245)	(9,779,083)	(1,345,961)	(1,697,833)	(4,258,461)	(3,271,885)

Net increase (decrease)	236,777	1,248,068	725,582	(145,883)	240,302	1,484,735

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the tables above and on the “Statements of changes in net assets.” For the years ended August 31, 2020 and 2019, each Fund had the following exchange transactions:

	Exchange Redemptions		Exchange Subscriptions
	Class A Shares	Class C Shares	Class A Shares	Institutional Class Shares	Value
Delaware Tax-Free Minnesota Fund
8/31/20	73,750	57,333	55,209	76,105	$1,625,460
8/31/19	59,365	40,077	31,466	68,171	1,220,708
Delaware Tax-Free Minnesota Intermediate Fund
8/31/20	—	20,392	20,195	252	225,863
8/31/19	1,165	9,191	9,217	1,165	112,353
Delaware Minnesota High-Yield Municipal Bond Fund
8/31/20	4,022	46,853	45,608	5,405	559,234
8/31/19	26,086	44,298	9,709	60,819	745,406

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7. Line of Credit

Each Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $220,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. On November 4, 2019, the Participants entered into an amendment to the agreement for a $250,000,000 revolving line of credit (Agreement). The Agreement was increased to $275,000,000 on May 6, 2020. The Agreement is to be used as described below and operates in substantially the same manner as the original agreement. The line of credit available under the Agreement expires on November 2, 2020.

Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on November 4, 2019.

The Funds had no amounts outstanding as of August 31, 2020, or at any time during the year then ended.

8. Geographic, Credit, and Market Risks

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance.

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

IBOR risk is the risk that potential changes related to the use of the London interbank offered rate (LIBOR) could have adverse impacts on financial instruments that reference LIBOR. The potential abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR. The use of alternative reference rate products may impact investment strategy performance. These risks may also apply with respect to changes in connection with other interbank offered rates (“IBORs”), such as the euro overnight index average (EONIA), which are also the subject of recent reform.

The Funds concentrate their investments in securities issued by municipalities, mainly in Minnesota, and may be subject to geographic concentration risk. In addition, the Funds have the flexibility to invest in issuers in US territories and possessions such as the Commonwealth of Puerto Rico, the US Virgin Islands, and Guam, whose bonds are also free of federal and individual state income taxes.

The value of the Funds’ investments may be adversely affected by new legislation within the US state or territories, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the

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Notes to financial statements

Delaware Funds® by Macquarie Minnesota municipal bond funds

8. Geographic, Credit, and Market Risks (continued)

risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no certainty that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in each Fund. At August 31, 2020, the percentages of each Fund’s net assets insured by bond insurers are listed below, and these securities have been identified in the “Schedules of investments.”

	Delaware Tax-Free Minnesota Fund	Delaware Tax-Free Minnesota Intermediate Fund	Delaware Minnesota High-Yield Municipal Bond Fund
Assured Guaranty Municipal Corporation	0.68%	1.81%	0.55%
National Public Finance Guarantee Corporation	0.83%	—	—
Total	1.51%	1.81%	0.55%

Each Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s Financial Services LLC (S&P), lower than Baa3 by Moody’s Investors Service Inc. (Moody’s), or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

Each Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. Each Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Each Fund may invest in advance refunded bonds, escrow secured bonds, or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a “current refunding.” Advance refunded bonds are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest-bearing debt securities, which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are “escrowed to maturity” when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

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Bonds are considered “pre-refunded” when the refunding issue’s proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become “defeased” when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody’s, S&P, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A, promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, each Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of each Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to each Fund’s 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedules of investments.”

9. Contractual Obligations

Each Fund enters into contracts in the normal course of business that contain a variety of indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. However, each Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund’s existing contracts and expects the risk of loss to be remote.

10. Recent Accounting Pronouncements

In March 2017, FASB issued Accounting Standards Update (ASU), ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain callable debt securities purchased at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management has implemented ASU 2017-08 and determined that the impact of this guidance to each Fund’s net assets at the end of the period is not material.

In August 2018, FASB issued ASU 2018-13, which changes certain fair value measurement disclosure requirements. ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years,

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Notes to financial statements

Delaware Funds® by Macquarie Minnesota municipal bond funds

10. Recent Accounting Pronouncements (continued)

beginning after December 15, 2019. At this time, Management is evaluating the implications of these changes on the financial statements.

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. As of the financial reporting period, Management is evaluating the impact of applying this ASU.

11. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to August 31, 2020, that would require recognition or disclosure in the Funds’ financial statements.

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Report of independent

registered public accounting firm

To the Board of Trustees of Voyageur Tax-Free Funds, Voyageur Intermediate Tax-Free Funds and Voyageur Mutual Funds and Shareholders of Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Intermediate Fund and Delaware Minnesota High-Yield Municipal Bond Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Delaware Tax-Free Minnesota Fund (constituting Voyageur Tax-Free Funds), Delaware Tax-Free Minnesota Intermediate Fund (constituting Voyageur Intermediate Tax-Free Funds) and Delaware Minnesota High-Yield Municipal Bond Fund (one of the funds constituting Voyageur Mutual Funds) (hereafter collectively referred to as the “Funds”) as of August 31, 2020, the related statements of operations for the year ended August 31, 2020, the statements of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of August 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2020 and each of the financial highlights for each of the five years in the period ended August 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 19, 2020

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

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Other Fund information (Unaudited)

Delaware Funds® by Macquarie Minnesota municipal bond funds

Liquidity Risk Management Program

The Securities and Exchange Commission (the “SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”), which requires all open-end funds (other than money market funds) to adopt and implement a program reasonably designed to assess and manage the fund’s “liquidity risk,” defined as the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund.

The Funds have adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Board has designated the Division Director of the US Operational Risk Group of Macquarie Asset Management as the Program Administrator for each Fund in the Trust.

As required by the Liquidity Rule, the Program includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of each Fund’s liquidity risk; (2) classification of each of the Fund’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of each Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting each Fund’s acquisition of Illiquid investments if, immediately after the acquisition, each Fund would hold more than 15% of its net assets in Illiquid assets. The Program also requires reporting to the SEC (on a non-public basis) and to the Board if each Fund’s holdings of Illiquid assets exceed 15% of each Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

In assessing and managing each Fund’s liquidity risk, the Program Administrator considers, as relevant, a variety of factors, including: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; and (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements. Classification of each Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or to sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value. Each Fund primarily holds assets that are classified as Highly Liquid, and therefore is not required to establish an HLIM.

At a meeting of the Board held on May 19-21, 2020, the Program Administrator provided a written report to the Board addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018 through March 31, 2020. The report concluded that the Program is appropriately designed and effectively implemented and that it meets the requirements of Rule 22e-4 and each Fund’s liquidity needs. Each Fund’s HLIM is set at an appropriate level and the Funds complied with its HLIM at all times during the reporting period.

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Tax Information

The information set forth below is for each Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Funds. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended August 31, 2020, each Fund reports distributions paid during the year as follows:

	(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	(C) Tax-Exempt Distributions (Tax Basis)	Total Distributions (Tax Basis)
Delaware Tax-Free Minnesota Fund	4.13%	5.13%	90.74%	100.00%
Delaware Tax-Free Minnesota Intermediate Fund	—	—	100.00%	100.00%
Delaware Minnesota High-Yield Municipal Bond Fund	—	—	100.00%	100.00%

(A), (B) and (C) are based on a percentage of each Fund’s total distributions.

Board consideration of Investment Advisory Agreements for Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Intermediate Fund, and Delaware Minnesota High-Yield Municipal Bond Fund at a meeting held on August 11-13, 2020

At a meeting held on August 11-13, 2020 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreements for Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Intermediate Fund, and Delaware Minnesota High-Yield Municipal Bond Fund (each, a “Fund” and together, the “Funds”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”), included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”) concerning, among other things, the

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Other Fund information (Unaudited)

Delaware Funds® by Macquarie Minnesota municipal bond funds

Board consideration of Investment Advisory Agreements for Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Intermediate Fund, and Delaware Minnesota High-Yield Municipal Bond Fund at a meeting held on August 11-13, 2020 (continued)

nature, extent, and quality of services provided to the Funds; the costs of such services to the Funds; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2020, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared each Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy, the structure of portfolio manager compensation, comparative client fee information, and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of each Fund’s advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Funds and their shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Funds; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Funds; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (“Delaware Funds”); and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Fund matters. The Board also noted the benefits provided to Fund shareholders through (a) each shareholder’s ability to: (i) exchange an investment in one Delaware Fund for the same class of shares in another Delaware Fund without a sales charge, or (ii) reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Funds, and (b) the privilege to combine holdings in other Delaware Funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Investment performance. The Board placed significant emphasis on the investment performance of the Funds in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for

112

the Annual Meeting. The Broadridge reports prepared for each Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for each Fund was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent, applicable, ended January 31, 2020. The Board’s objective is that each Fund’s performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

Delaware Tax-Free Minnesota Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional Minnesota municipal debt funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the third quartile of its Performance Universe. The report further showed that the Fund’s total return for the 3-, 5-, and 10-year periods was in the second quartile of its Performance Universe. The Board was satisfied with performance.

Delaware Tax-Free Minnesota Intermediate Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional “other states” intermediate municipal debt funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1- and 3-year periods was in the second quartile of its Performance Universe. The report further showed that the Fund’s total return for the 5- and 10-year periods was in the first quartile of its Performance Universe. The Board was satisfied with performance.

Delaware Minnesota High-Yield Municipal Bond Fund – Broadridge currently classifies the Fund as a Minnesota municipal debt fund. However, Management believes that it is more appropriate to include the Fund in the high yield municipal debt funds category, to provide a comparison to a representative peer group based on credit quality instead of a peer group based on state of issuance. Accordingly, the Broadridge report prepared for the Fund compares the Fund’s performance to two separate Performance Universes – one consisting of the Fund and all retail and institutional Minnesota municipal debt funds and the other consisting of the Fund and all retail and institutional high yield municipal debt funds. When compared to Minnesota municipal debt funds, the Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was in the first quartile of its Performance Universe. When compared to high yield municipal debt funds, the Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was in the fourth quartile of its Performance Universe. The Board observed that, when compared to other Minnesota municipal debt funds, the Fund’s performance was in line with the Board’s objective; however, when compared to other high yield municipal debt funds, the Fund’s performance results were not in line with the Board’s objective. In evaluating the Fund’s performance, the Board considered the numerous investment and performance reports and other information delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve comparative Fund performance and to meet the Board’s performance objective.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for each Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective

113

Other Fund information (Unaudited)

Delaware Funds® by Macquarie Minnesota municipal bond funds

Board consideration of Investment Advisory Agreements for Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Intermediate Fund, and Delaware Minnesota High-Yield Municipal Bond Fund at a meeting held on August 11-13, 2020 (continued)

management fees and total expense ratios of each Fund versus effective management fees and total expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, each Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. Each Fund’s total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Class A shares and comparative total expenses including 12b-1 and non-12b-1 service fees. The Board’s objective is for each Fund’s total expense ratio to be competitive with those of the peer funds within its Expense Group.

Delaware Tax-Free Minnesota Fund – The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the second highest expenses of its Expense Group. The Board noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered waivers in place through December 2020 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting and fund accounting oversight services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Delaware Tax-Free Minnesota Intermediate Fund – The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group as shown in the Broadridge report.

Delaware Minnesota High-Yield Municipal Bond Fund – When compared to Minnesota municipal debt funds, the expense comparisons for the Fund showed that its actual management fee was in the quartile with the second lowest expenses in its Expense Group and its total expenses were in the quartile with the highest expenses of the Expense Group. When compared to high yield municipal debt funds, the expense comparisons for the Fund showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of the Expense Group. The Board noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered fee waivers in place through December 2020 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight services, and custody, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Funds. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other

114

services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to Fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees met with JDL personnel to discuss DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as each Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed each Fund’s advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. Although, as of March 31, 2020, Delaware Tax-Free Minnesota Intermediate Fund and Delaware Minnesota High-Yield Municipal Bond Fund had not reached a size at which they could take advantage of any breakpoints in the applicable fee schedule, the Board recognized that each Fund’s fee was structured so that, if the Fund increases sufficiently in size, then economies of scale may be shared. The Board noted that, as of March 31, 2020, Delaware Tax-Free Minnesota Fund’s assets exceeded the first breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by DMC and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Fund and its shareholders.

115

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Interested Trustee

Shawn K. Lytle[1] 610 Market Street Philadelphia, PA 19106 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	President — Macquarie Investment Management[2] (June 2015–Present) Regional Head of Americas — UBS Global Asset Management (April 2010–May 2015)	93	Trustee —UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)

Independent Trustees

Jerome D. Abernathy 610 Market Street Philadelphia, PA 19106 July 1959	Trustee	Since January 2019	Managing Member, Stonebrook Capital Management, LLC (financial technology: macro factors and databases) (January 1993-Present)	93	None

116

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Thomas L. Bennett 610 Market Street Philadelphia, PA 19106 October 1947	Chair and Trustee	Trustee since March 2005 Chair since March 2015	Private Investor (March 2004–Present)	93	None

Ann D. Borowiec 610 Market Street Philadelphia, PA 19106 November 1958	Trustee	Since March 2015	Chief Executive Officer, Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	93	Director —Banco Santander International (October 2016–December 2019) Director — Santander Bank, N.A. (December 2016–December 2019)

Joseph W. Chow 610 Market Street Philadelphia, PA 19106 January 1953	Trustee	Since January 2013	Private Investor (April 2011–Present)	93	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (July 2004–July 2014)

117

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

John A. Fry 610 Market Street Philadelphia, PA 19106 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–June 2010)	93	Director; Compensation Committee and Governance Committee Member — Community Health Systems (May 2004–Present) Director — Drexel Morgan & Co. (2015–2019) Director and Audit Committee Member — vTv Therapeutics Inc. (2017–Present) Director and Audit Committee Member — FS Credit Real Estate Income Trust, Inc. (2018–Present) Director — Federal Reserve Bank of Philadelphia (January 2020–Present)

Lucinda S. Landreth 610 Market Street Philadelphia, PA 19106 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	93	None

118

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Frances A. Sevilla-Sacasa 610 Market Street Philadelphia, PA 19106 January 1956	Trustee	Since September 2011	Private Investor (January 2017–Present) Chief Executive Officer —Banco Itaú International (April 2012–December 2016) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007-December 2008)	93

Trust Manager and Audit Committee Chair — Camden Property Trust

(August 2011–Present)

Director; Strategic

Planning and Reserves

Committee and Nominating

and Governance

Committee Member —

Callon Petroleum Company

(December 2019–Present)

Director; Audit Committee Member — Carrizo Oil & Gas, Inc. (March 2018–December 2019)

119

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Thomas K. Whitford 610 Market Street Philadelphia, PA 19106 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC Financial Services Group	93

Director — HSBC North America Holdings Inc.

(December 2013–Present)

Director — HSBC USA Inc.

(July 2014–Present)

Director — HSBC Bank USA, National Association

(July 2014–March 2017)

Director — HSBC Finance Corporation

(December 2013–April 2018)

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Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Christianna Wood 610 Market Street Philadelphia, PA 19106 August 1959	Trustee	Since January 2019	Chief Executive Officer and President — Gore Creek Capital, Ltd. (August 2009–Present)	93

Director; Finance Committee and Audit Committee Member — H&R Block Corporation

(July 2008–Present)

Director; Investments Committee, Capital and Finance Committee, and Audit Committee Member — Grange Insurance (2013–Present)

Trustee; Chair of Nominating and Governance Committee and Audit Committee Member — The Merger Fund (2013–Present), The Merger Fund VL (2013–Present); WCM Alternatives: Event-Driven Fund (2013–Present), and WCM Alternatives: Credit Event Fund (December 2017–Present)

Director; Chair of Governance Committee and Audit Committee Member — International Securities Exchange (2010–2016)

121

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Janet L. Yeomans 610 Market Street Philadelphia, PA 19106 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012), Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	93	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company (2009–2017)

Officers

David F. Connor 610 Market Street Philadelphia, PA 19106 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Investment Management.	93	None[3]

Daniel V. Geatens 610 Market Street Philadelphia, PA 19106 October 1972	Vice President and Treasurer	Vice President and Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.	93	None[3]

122

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Richard Salus 610 Market Street Philadelphia, PA 19106 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Macquarie Investment Management.	93	None

1 Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

2 Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment manager, principal underwriter, and its transfer agent.

3 David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust, and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 231-8002.

123

About the organization

Board of trustees

Shawn K. Lytle

President and

Chief Executive Officer

Delaware Funds®

by Macquarie

Philadelphia, PA

Jerome D. Abernathy

Managing Member

Stonebrook Capital

Management, LLC

Jersey City, NJ

Thomas L. Bennett

Chairman of the Board

Delaware Funds

by Macquarie

Private Investor

Rosemont, PA

Ann D. Borowiec

Former Chief Executive

Officer

Private Wealth Management

J.P. Morgan Chase & Co.

New York, NY

Joseph W. Chow

Former Executive Vice

President

State Street Corporation

Boston, MA

John A. Fry

President

Drexel University

Philadelphia, PA

Lucinda S. Landreth

Former Chief Investment

Officer

Assurant, Inc.

New York, NY

Frances A.

Sevilla-Sacasa

Former Chief Executive

Officer

Banco Itaú International

Miami, FL

Thomas K. Whitford

Former Vice Chairman

PNC Financial Services Group

Pittsburgh, PA

Christianna Wood

Chief Executive Officer

and President

Gore Creek Capital, Ltd.

Golden, CO

Janet L. Yeomans

Former Vice President and

Treasurer

3M Company

St. Paul, MN

Affiliated officers

David F. Connor

Senior Vice President,

General Counsel,

and Secretary

Delaware Funds

by Macquarie

Philadelphia, PA

Daniel V. Geatens

Vice President and

Treasurer

Delaware Funds

by Macquarie

Philadelphia, PA

Richard Salus

Senior Vice President and

Chief Financial Officer

Delaware Funds

by Macquarie

Philadelphia, PA

This annual report is for the information of Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Intermediate Fund, and Delaware Minnesota High-Yield Municipal Bond Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Each Fund’s Forms N-PORT, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities and the Schedules of Investments included in the Funds’ most recent Form N-PORT are available without charge on the Funds’ website at delawarefunds.com/literature. Each Fund’s Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

124

Annual report

Fixed income mutual funds

Delaware Tax-Free USA Fund

Delaware Tax-Free USA Intermediate Fund

Delaware National High-Yield Municipal Bond Fund

August 31, 2020

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund’s shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Fund or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by signing up at delawarefunds.com/edelivery. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Carefully consider the Funds’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Funds’ prospectus and their summary prospectuses, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail. Visit delawarefunds.com/edelivery.

Experience Delaware Funds® by Macquarie

Macquarie Investment Management (MIM) is a global asset manager with offices in the United States, Europe, Asia, and Australia. As active managers, we prioritize autonomy and accountability at the investment team level in pursuit of opportunities that matter for clients. Delaware Funds is one of the longest-standing mutual fund families, with more than 80 years in existence.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for Delaware Tax-Free USA Fund, Delaware Tax-Free USA Intermediate Fund, and Delaware National High-Yield Municipal Bond Fund at delawarefunds.com/literature.

Manage your account online

●	Check your account balance and transactions

●	View statements and tax forms

●	Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

The Funds are distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

The Funds are governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of August 31, 2020, and subject to change for events occurring after such date.

The Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2020 Macquarie Management Holdings, Inc.

Portfolio management review

Delaware Funds® by Macquarie national tax-free funds	September 8, 2020 (Unaudited)

Performance preview (for the year ended August 31, 2020)
Delaware Tax-Free USA Fund (Institutional Class shares)	1-year return	+3.70%
Delaware Tax-Free USA Fund (Class A shares)	1-year return	+3.44%
Bloomberg Barclays Municipal Bond Index (benchmark)	1-year return	+3.24%
Lipper General & Insured Municipal Debt Funds Average	1-year return	+2.10%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Tax-Free USA Fund, please see the table on page 6.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

The Lipper General & Insured Municipal Debt Funds Average compares funds that either invest primarily in municipal debt issues in the top three credit ratings or invest primarily in municipal debt issues insured as to timely payment.

Please see page 9 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Delaware Tax-Free USA Intermediate Fund (Institutional Class shares)	1-year return	+2.92%
Delaware Tax-Free USA Intermediate Fund (Class A shares)	1-year return	+2.76%
Bloomberg Barclays 3–15 Year Blend Municipal Bond Index (benchmark)	1-year return	+3.39%
Lipper Intermediate Municipal Debt Funds Average	1-year return	+2.28%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Tax-Free USA Intermediate Fund, please see the table on page 11.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

The Lipper Intermediate Municipal Debt Funds Average compares funds that invest in municipal debt issues with dollar-weighted average maturities of 5 to 10 years.

Please see page 14 for a description of the Index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Delaware National High-Yield Municipal Bond Fund (Institutional Class shares)	1-year return	+1.44%
Delaware National High-Yield Municipal Bond Fund (Class A shares)	1-year return	+1.06%
Bloomberg Barclays Municipal Bond Index (benchmark)	1-year return	+3.24%
Lipper High Yield Municipal Debt Funds Average	1-year return	-0.02%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware National High-Yield Municipal Bond Fund, please see the table on page 16.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

The Lipper High Yield Municipal Debt Funds Average compares funds that invest at least 50% of assets in lower-rated municipal debt issues.

Please see page 19 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

1

Portfolio management review

Delaware Funds® by Macquarie national tax-free funds

Investment objectives

Delaware Tax-Free USA Fund seeks as high a level of current interest income exempt from federal income tax as is available from municipal obligations and as is consistent with prudent investment management and preservation of capital.

Delaware Tax-Free USA Intermediate Fund seeks as high a level of current interest income exempt from federal income tax as is available from municipal obligations and as is consistent with prudent investment management and preservation of capital.

Delaware National High-Yield Municipal Income Fund seeks a high level of current income exempt from federal income tax primarily through investment in medium- and lower-grade municipal obligations.

Economic backdrop

For most of the first half of the fiscal year ended August 31, 2020, the US economy continued along its steady growth path with historically low unemployment. In both the third and fourth calendar quarters of 2019, the nation’s gross domestic product (GDP) – a measure of national economic output – rose by an annualized 2.1%. Meanwhile, the US jobless rate remained at or near a half-century low throughout 2019 and into 2020, reaching a low of 3.9% in September 2019.

Starting in February 2020, however, global economic conditions began to dramatically worsen as the full social and financial impact of the coronavirus pandemic became evident. Quarantine orders mounted across the country and around the world, economic activity ground to a halt, and job losses grew by the millions. US GDP shrank by an annualized 5.0% in the first quarter of 2020 and then by an annualized 31.7% in the second quarter, the worst quarterly economic contraction in US history.

Both the US Federal Reserve and the federal government took aggressive action to attempt to ease this economic damage. In early March, the Fed cut the federal funds rate, its benchmark short-term interest rate, by 0.50 percentage points. Two weeks later, it cut the federal funds rate by another full percentage point, bringing it to essentially zero, where it stood throughout the remainder of the fiscal year. Further, in late March, the federal government passed the Coronavirus Aid, Relief, and Economic Security (CARES) Act, a $2 trillion economic stimulus bill focused on providing support to individuals and businesses hurt by the economic fallout.

After the United States lost 20.5 million jobs in April 2020, the US unemployment rate soared to 14.7%, the highest level seen since the Great Depression. As economies around the country gradually reopened, however, the national economic picture slowly improved. By August, the US jobless rate fell to 8.4% – still historically high, though a significant improvement from earlier in the year – as some workers returned to their positions after temporary layoffs.

Sources: US Bureau of Economic Analysis, US Bureau of Labor Statistics, and Bloomberg.

Municipal bond market conditions

Overall, the municipal bond market, as measured by the Bloomberg Barclays Municipal Bond Index, returned 3.24% for the fiscal year ended August 31, 2020.

When describing market conditions, we can divide the fiscal year into three distinct periods. The first covers September 2019 through March 9, 2020, during which municipal bonds enjoyed solid performance amid favorable demand for tax-exempt securities, coupled with relatively

2

limited supply. In this environment, longer-duration, lower-rated securities generally outperformed their shorter-maturity, more highly rated counterparts, as many investors accepted greater interest rate risk and credit risk in exchange for higher yields. During this period, the municipal bond market, as measured by the Bloomberg Barclays Municipal Bond Index, gained 3.04%.

Starting on March 10, however, conditions for investors in municipal bonds abruptly shifted. With mounting concern about the coronavirus, market volatility soared, liquidity dried up, and more highly leveraged institutional investors were forced to unload their municipal debt. Investors, eager for safety, bid up prices of more highly rated, shorter-term bonds, while lower-quality, longer-term issues lagged, reflecting their increased credit and duration risk. Between March 10 and April 30, the Bloomberg Barclays Municipal Bond Index declined 4.84%, with most of that loss coming during two especially difficult weeks in March. Lower-investment-grade and below-investment-grade bonds performed poorly during this roughly seven-week stretch, declining 11.85% and 14.00%, respectively.

Finally, between May and the end of the fiscal year on August 31, municipal securities rallied strongly, with the Bloomberg Barclays Municipal Bond Index gaining 5.29%. Better-than-expected national economic data and heightened demand for tax-exempt bonds, especially lower-rated issues that had fallen disproportionately during the market’s earlier downturn, boosted the asset class.

Looking at the full fiscal year, the following tables indicate that bonds with intermediate maturities generally outperformed their shorter- and longer-dated counterparts, while more highly rated issues fared better than lower-rated bonds.

Returns by maturity
1 year	1.95%
3 years	2.88%
5 years	3.51%
10 years	3.53%
22+ years	3.05%

Returns by credit rating
AAA	4.03%
AA	3.58%
A	2.75%
BBB	1.33%

Source: Bloomberg.

A consistent management approach

For all three Funds highlighted in this report, we maintained the same management strategy we employ in all market conditions. We follow a bottom-up (bond by bond) investment approach, which means we select bonds on an issuer-by-issuer basis, based on our team’s thorough credit research. We regularly seek bonds that offer the Funds’ shareholders what we view as an attractive trade-off between reward potential and risk.

Following this approach, we generally maintain less exposure to highly rated, lower-yielding bonds and more exposure to bonds with lower-investment-grade or below-investment-grade credit ratings. We believe that by focusing on higher yielding securities that have solid underlying credit quality, we have more opportunity to add value for the Funds’ shareholders.

As of fiscal year end on August 31, 2020, roughly 48.5% of the net assets of Delaware Tax-Free

3

Portfolio management review

Delaware Funds® by Macquarie national tax-free funds

USA Fund were invested in bonds with lower-investment-grade credit ratings (A and BBB), and approximately 42.4% of the net assets of Delaware Tax-Free USA Intermediate Fund were invested in these same credit tiers. Both Funds also maintained allocations to high yield municipal bonds, those with credit ratings below BBB-. Both Funds may hold up to 20% of their net assets in high yield debt, although these allocations remained below that threshold throughout the fiscal year. When investing in the high yield market segment, we thoroughly analyze the securities’ credit risk and emphasize those bonds that we believe offer a favorable risk-reward balance.

Consistent with its mandate, Delaware National High-Yield Municipal Bond Fund maintained the largest exposure to high yield bonds of the three Funds. As of August 31, 2020, more than 61.7% of the Fund’s portfolio was held in bonds with credit ratings below BBB-, including nonrated bonds.

Tactical investment opportunities

For the first part of the fiscal year – roughly the period between September 2019 and the pandemic-fueled market selloff in March 2020 – we tended to limit our selling activity in the Funds’ portfolios. This approach reflected our assessment that the Funds were well positioned with many older bonds that had been issued in times of higher interest rates. This meant they offered a level of income that would be difficult to replace through the purchase of newer bonds.

Market conditions shifted dramatically, however, with the arrival of the coronavirus. In March, demand for municipal bonds suddenly weakened, and an environment of mutual fund inflows across the market turned into one of rapid outflows. We quickly determined this outflow trend was likely to worsen. As a result, we decided to raise cash in these Funds by selling bonds in an orderly way.

Our goal was to preserve each Fund’s positioning as best we could, to be able to satisfy shareholder redemptions while avoiding having to sell securities at temporarily depressed prices. We believe these proactive sales worked to shareholders’ benefit, as the Funds had enough cash on hand to meet the redemption requests we received.

Beginning in April, municipal market conditions began to improve, reflecting aggressive economic stimulus and investors’ optimism about state economies around the country beginning to reopen. In this environment, we saw opportunities to purchase bonds priced significantly lower than what we believed was justified given these securities’ underlying credit quality. Many of these new purchases took place in the healthcare and charter school sectors, which had been more economically vulnerable amid the spread of the coronavirus and where we believed the opportunity for price recovery appeared to be the greatest.

We also employed a tax-loss swapping strategy to varying degrees in all three Funds. This approach entailed selling existing holdings at a loss (which can be applied against future capital gains) and using the sale proceeds to buy bonds with similar risk characteristics but higher yields.

Notable performance factors

For the fiscal year, longer-duration bonds – those with more sensitivity to interest rates – outperformed bonds with shorter durations. At the same time, bonds with higher credit ratings outperformed lower-quality bonds, which suffered disproportionately during the market’s March downturn. Many of the Funds’ strongest and weakest performers during the fiscal year reflected these performance trends.

For the 12-month period, tobacco-securitization bonds were among the strongest performers overall in the municipal bond marketplace and

4

also for the three Funds. These securities have benefited as tobacco consumption trends have weakened more slowly than expected. In addition, because many tobacco issuers have refinanced their outstanding debt, older, higher yielding bonds have benefited from their scarcity. Delaware Tax-Free USA Fund, Delaware National High-Yield Municipal Bond Fund, and Delaware Tax-Free USA Intermediate Fund each held zero-coupon Virginia and California tobacco bonds. In addition to benefiting from the factors lifting the overall tobacco sector, these securities were further helped by their high durations (indicating interest rate sensitivity), which lifted performance as rates declined.

Puerto Rico sales-tax bonds, known as COFINA bonds, were also notably strong performers for Delaware Tax-Free USA Fund and Delaware Tax-Free USA Intermediate Fund, returning more than 7% for the Funds’ fiscal year. COFINA bonds benefited from strong investor demand due to the securities’ fully tax-exempt status (bonds of US territories are generally tax-exempt for residents in all 50 states), as well as Puerto Rico’s better-than-expected fiscal position.

Bonds of Idaho’s Nampa Development Corp., an urban renewal agency, contributed to the performance of Delaware National High-Yield Municipal Bond Fund. These A-rated bonds were refunded during the fiscal year, resulting in a more than 16% gain for the Fund.

Turning to individual detractors, Delaware Tax-Free USA Fund and Delaware Tax-Free USA Intermediate Fund saw negative results from an investment in bonds for the American Dream retail and entertainment project. Bonds for this massive development in the Meadowlands, N.J., lost more than 20% for the Funds, reflecting the need to delay the facility’s scheduled opening due to the coronavirus pandemic. Despite these difficulties and the challenging business environment for retailers, we note that most of this development consists of entertainment facilities that we expect to recover as concern about the pandemic eases.

Among the market’s weakest performers were bonds of healthcare issuers, especially those of senior living operators, which struggled amid concern about how the coronavirus would affect their finances. Notable weak performers in this market area included Minnesota Senior Living bonds for Apple Valley. These bonds, paying a 5% coupon and maturing in 2047, fell close to 30% for Delaware Tax-Free USA Fund and Delaware National High-Yield Municipal Bond Fund.

Meanwhile, Delaware Tax-Free USA Intermediate Fund saw difficult performance from nonrated debt of Tuscan Gardens of Venetia Bay, a Florida senior living project whose bonds declined nearly 25%.

In Delaware National High-Yield Municipal Bond Fund, the largest decline came from California State Pollution Control Financing Authority bonds for a plant that develops medium-density fiberboard. Due to the need for additional working capital to make the plant, the issuer took on more debt, resulting in a 40% loss for the bonds during the Funds’ fiscal year. Based on our credit research, we remain confident in the long-term financial viability of this facility.

5

Performance summaries

Delaware Tax-Free USA Fund	August 31, 2020 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through August 31, 2020
	1 year	5 year	10 year	Lifetime
Class A (Est. January 11, 1984)
Excluding sales charge	+3.44%	+4.08%	+4.31%	+6.38%
Including sales charge	-1.19%	+3.12%	+3.83%	+6.25%
Class C (Est. November 28, 1995)
Excluding sales charge	+2.66%	+3.30%	+3.53%	+3.80%
Including sales charge	+1.66%	+3.30%	+3.53%	+3.80%
Institutional Class (Est. December 30, 2008)
Excluding sales charge	+3.70%	+4.35%	+4.56%	+6.01%
Including sales charge	+3.70%	+4.35%	+4.56%	+6.01%
Bloomberg Barclays Municipal Bond Index	+3.24%	+3.99%	+3.98%	+5.09%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the "Fund and benchmark performance" table. Expenses for each class are listed on the "Fund expense ratios" table on page 8. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual

12b-1 fee of 0.25% of average daily net assets. The Fund’s Class A shares are currently subject to a blended 12b-1 fee equal to the sum of: (i) 0.10% of average daily net assets representing shares acquired prior to June 1, 1992, and (ii) 0.25% of average daily net assets representing shares acquired on or after June 1, 1992. All Class A shares currently bear 12b-1 fees at the same rate, the blended rate, currently 0.25% of average daily net assets, based on the formula described above. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales

6

charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to state or local and/or the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The potential abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s, Moody’s Investors Service, and Fitch, Inc. For securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated BBB are believed to be of medium-grade quality and generally riskier over the long term. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

7

Performance summaries

Delaware Tax-Free USA Fund

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) from exceeding 0.56% of the Fund’s average daily net assets during the period from September 1, 2019 to August 31, 2020.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses (without fee waivers)	0.95%	1.70%	0.70%
Net expenses (including fee waivers, if any)	0.81%	1.56%	0.56%

Type of waiver	Contractual	Contractual	Contractual

*The aggregate contractual waiver period covering this report is from December 28, 2018 through December 28, 2020.

8

Performance of a $10,000 investment1

Average annual total returns from August 31, 2010 through August 31, 2020

For period beginning August 31, 2010 through August 31, 2020	Starting value	Ending value
Delaware Tax-Free USA Fund — Institutional Class shares	$10,000	$15,622
Bloomberg Barclays Municipal Bond Index	$10,000	$14,768
Delaware Tax-Free USA Fund — Class A shares	$9,550	$14,563

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on August 31, 2010, and includes the effect of a 4.50% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 8. Please note additional details on pages 6 through 10.

The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of August 31, 2010. The Bloomberg Barclays Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

9

Performance summaries

Delaware Tax-Free USA Fund

	Nasdaq symbols	CUSIPs
Class A	DMTFX	245909106
Class C	DUSCX	245909700
Institutional Class	DTFIX	24610H104

10

Performance summaries

Delaware Tax-Free USA Intermediate Fund	August 31, 2020 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through August 31, 2020
	1 year	5 year	10 year	Lifetime
Class A (Est. January 7, 1993)
Excluding sales charge	+2.76%	+3.40%	+3.13%	+4.64%
Including sales charge	-0.09%	+2.82%	+2.85%	+4.54%
Class C (Est. November 28, 1995)
Excluding sales charge	+1.89%	+2.52%	+2.25%	+3.49%
Including sales charge	+0.89%	+2.52%	+2.25%	+3.49%
Institutional Class (Est. December 30, 2008)
Excluding sales charge	+2.92%	+3.55%	+3.29%	+4.45%
Including sales charge	+2.92%	+3.55%	+3.29%	+4.45%
Bloomberg Barclays 3–15 Year Blend Municipal Bond Index	+3.39%	+3.69%	+3.61%	+4.47%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 13. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 2.75%, and have an annual 12b-1 fee of 0.25% of average daily net assets. This fee was contractually limited to 0.15% of average daily net assets from September 1, 2019 through August 31, 2020.* Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic

11

Performance summaries

Delaware Tax-Free USA Intermediate Fund

conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to state or local taxes and/or the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The potential abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s, Moody’s Investors Service, and Fitch, Inc. For securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated BBB are believed to be of medium-grade quality and generally riskier over the long term. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

12

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) from exceeding 0.50% of the Fund’s average daily net assets during the period from September 1, 2019 to August 31, 2020.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses (without fee waivers)	0.91%	1.66%	0.66%
Net expenses (including fee waivers, if any)	0.65%	1.50%	0.50%

Type of waiver	Contractual	Contractual	Contractual

*The aggregate contractual waiver period covering this report is from December 28, 2018 through December 28, 2020.

13

Performance summaries

Delaware Tax-Free USA Intermediate Fund

Performance of a $10,000 investment1

Average annual total returns from August 31, 2010 through August 31, 2020

For period beginning August 31, 2010 through August 31, 2020	Starting value	Ending value
Bloomberg Barclays 3–15 Year Blend Municipal Bond Index	$10,000	$14,251
Delaware Tax-Free USA Intermediate Fund — Institutional Class shares	$10,000	$13,819
Delaware Tax-Free USA Intermediate Fund — Class A shares	$9,725	$13,243

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on August 31, 2010, and includes the effect of a 2.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 13. Please note additional details on pages 11 through 15.

The graph also assumes $10,000 invested in the Bloomberg Barclays 3–15 Year Blend Municipal Bond Index as of August 31, 2010. The Bloomberg Barclays 3–15 Year Blend Municipal Bond Index measures the total return performance of investment grade, US tax-exempt bonds with maturities from 2 to 17 years.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

14

	Nasdaq symbols	CUSIPs
Class A	DMUSX	245909304
Class C	DUICX	245909882
Institutional Class	DUSIX	24610H203

15

Performance summaries

Delaware National High-Yield Municipal Bond Fund	August 31, 2020 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through August 31, 2020
	1 year	5 year	10 year	Lifetime
Class A (Est. September 22, 1986)
Excluding sales charge	+1.06%	+4.86%	+5.36%	+6.14%
Including sales charge	-3.48%	+3.89%	+4.87%	+6.00%
Class C (Est. May 26, 1997)
Excluding sales charge	+0.41%	+4.07%	+4.58%	+4.52%
Including sales charge	-0.57%	+4.07%	+4.58%	+4.52%
Institutional Class (Est. December 31, 2008)
Excluding sales charge	+1.44%	+5.13%	+5.62%	+8.37%
Including sales charge	+1.44%	+5.13%	+5.62%	+8.37%
Bloomberg Barclays Municipal Bond Index	+3.24%	+3.99%	+3.98%	+5.09%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 18. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual

12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the

16

time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to state or local taxes and/or the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The potential abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s, Moody’s Investors Service, and Fitch, Inc. For securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated BBB are believed to be of medium-grade quality and generally riskier over the long term. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

17

Performance summaries

Delaware National High-Yield Municipal Bond Fund

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) from exceeding 0.60% of the Fund’s average daily net assets during the period from September 1, 2019 to August 31, 2020.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses (without fee waivers)	0.90%	1.65%	0.65%
Net expenses (including fee waivers, if any)	0.85%	1.60%	0.60%

Type of waiver	Contractual	Contractual	Contractual

*The aggregate contractual waiver period covering this report is from December 28, 2018 through December 28, 2020.

18

Performance of a $10,000 investment1

Average annual total returns from August 31, 2010 through August 31, 2020

For period beginning August 31, 2010 through August 31, 2020	Starting value	Ending value
Delaware National High-Yield Municipal Bond Fund — Institutional Class shares	$10,000	$17,284
Delaware National High-Yield Municipal Bond Fund — Class A shares	$9,550	$16,096
Bloomberg Barclays Municipal Bond Index	$10,000	$14,768

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on August 31, 2010, and includes the effect of a 4.50% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 18. Please note additional details on pages 16 through 20.

The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of August 31, 2010. The Bloomberg Barclays Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

19

Performance summaries

Delaware National High-Yield Municipal Bond Fund

	Nasdaq symbols	CUSIPs
Class A	CXHYX	928928241
Class C	DVHCX	928928225
Institutional Class	DVHIX	24610H302

20

Disclosure of Fund expenses

For the six-month period from March 1, 2020 to August 31, 2020 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from March 1, 2020 to August 31, 2020.

Actual expenses

The first section of the tables shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the tables shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Funds’ expenses shown in the tables reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

21

Disclosure of Fund expenses

For the six-month period from March 1, 2020 to August 31, 2020 (Unaudited)

Delaware Tax-Free USA Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/20	Ending Account Value 8/31/20	Annualized Expense Ratio	Expenses Paid During Period 3/1/20 to 8/31/20*
Actual Fund return†
Class A	$1,000.00	$987.80	0.81%	$4.05
Class C	1,000.00	984.10	1.56%	7.78
Institutional Class	1,000.00	989.30	0.56%	2.80
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,021.06	0.81%	$4.12
Class C	1,000.00	1,017.29	1.56%	7.91
Institutional Class	1,000.00	1,022.32	0.56%	2.85

Delaware Tax-Free USA Intermediate Fund
Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/20	Ending Account Value 8/31/20	Annualized Expense Ratio	Expenses Paid During Period 3/1/20 to 8/31/20*
Actual Fund return†
Class A	$1,000.00	$992.80	0.65%	$3.26
Class C	1,000.00	987.80	1.50%	7.49
Institutional Class	1,000.00	993.80	0.50%	2.51
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,021.87	0.65%	$3.30
Class C	1,000.00	1,017.60	1.50%	7.61
Institutional Class	1,000.00	1,022.62	0.50%	2.54

22

Delaware National High-Yield Municipal Bond Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/20	Ending Account Value 8/31/20	Annualized Expense Ratio	Expenses Paid During Period 3/1/20 to 8/31/20*
Actual Fund return†
Class A	$1,000.00	$957.00	0.85%	$4.18
Class C	1,000.00	953.60	1.60%	7.86
Institutional Class	1,000.00	958.80	0.60%	2.95
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.86	0.85%	$4.32
Class C	1,000.00	1,017.09	1.60%	8.11
Institutional Class	1,000.00	1,022.12	0.60%	3.05

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

23

Security type / sector / state / territory allocations
Delaware Tax-Free USA Fund	As of August 31, 2020 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds*	98.22%
Corporate Revenue Bonds	16.96%
Education Revenue Bonds	7.14%
Electric Revenue Bonds	3.60%
Healthcare Revenue Bonds	13.53%
Lease Revenue Bonds	1.89%
Local General Obligation Bonds	6.55%
Pre-Refunded/Escrowed to Maturity Bonds	5.20%
Special Tax Revenue Bonds	14.94%
State General Obligation Bonds	12.94%
Transportation Revenue Bonds	15.08%
Water & Sewer Revenue Bond	0.39%
Short-Term Investments	0.86%
Total Value of Securities	99.08%
Receivables and Other Assets Net of Liabilities	0.92%
Total Net Assets	100.00%

*As of the date of this report, Delaware Tax-Free USA Fund held bonds issued by or on behalf of territories and the states of the US as follows:

State / territory	Percentage of net assets
Alabama	2.56%
Arizona	3.91%
California	9.70%
Colorado	4.05%
Connecticut	1.41%
District of Columbia	1.07%
Florida	2.71%
Georgia	0.83%
Guam	0.39%
Hawaii	0.68%
Illinois	9.21%
Indiana	1.11%
Kansas	0.47%
Louisiana	1.18%
Maryland	2.00%
Massachusetts	0.48%
Minnesota	1.03%
Mississippi	0.81%
Missouri	0.32%

24

State / territory	Percentage of net assets
Nebraska	1.05%
New Jersey	3.42%
New York	12.35%
North Carolina	2.06%
Ohio	3.08%
Oklahoma	2.33%
Oregon	0.06%
Pennsylvania	3.75%
Puerto Rico	11.98%
Texas	11.16%
Utah	0.90%
Virginia	2.53%
Washington	0.19%
Wisconsin	0.30%
Total Value of Securities	99.08%

25

Security type / sector / state / territory allocations

Delaware Tax-Free USA Intermediate Fund	As of August 31, 2020 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds*	96.82%
Corporate Revenue Bonds	13.55%
Education Revenue Bonds	5.05%
Electric Revenue Bonds	4.35%
Healthcare Revenue Bonds	9.78%
Lease Revenue Bonds	4.65%
Local General Obligation Bonds	6.59%
Pre-Refunded/Escrowed to Maturity Bonds	7.19%
Special Tax Revenue Bonds	14.27%
State General Obligation Bonds	14.93%
Transportation Revenue Bonds	14.91%
Water & Sewer Revenue Bonds	1.55%
Short-Term Investments	2.32%
Total Value of Securities	99.14%
Receivables and Other Assets Net of Liabilities	0.86%
Total Net Assets	100.00%

*As of the date of this report, Delaware Tax-Free USA Intermediate Fund held bonds issued by or on behalf of territories and the states of the US as follows:

State / territory	Percentage of net assets
Alabama	1.47%
Arizona	8.57%
California	14.05%
Colorado	1.74%
Connecticut	1.38%
Delaware	0.05%
District of Columbia	0.30%
Florida	2.10%
Georgia	1.79%
Hawaii	0.63%
Idaho	0.45%
Illinois	8.17%
Iowa	0.09%
Kansas	0.23%
Kentucky	0.99%
Louisiana	3.55%
Maryland	0.89%
Massachusetts	2.43%
Michigan	0.78%

26

State / territory	Percentage of net assets
Minnesota	0.54%
Mississippi	2.23%
Missouri	0.25%
Montana	0.08%
New Jersey	4.07%
New York	16.23%
North Carolina	0.72%
Ohio	0.96%
Oklahoma	0.37%
Oregon	1.55%
Pennsylvania	5.33%
Puerto Rico	2.80%
South Carolina	0.24%
Tennessee	0.74%
Texas	8.61%
Utah	0.45%
Virginia	2.42%
Washington	1.24%
Wisconsin	0.65%
Total Value of Securities	99.14%

27

Security type / sector / state / territory allocations

Delaware National High-Yield Municipal Bond Fund	As of August 31, 2020 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds*	97.46%
Corporate Revenue Bonds	19.39%
Education Revenue Bonds	18.50%
Electric Revenue Bonds	2.96%
Healthcare Revenue Bonds	25.41%
Housing Revenue Bond	0.06%
Lease Revenue Bonds	3.63%
Local General Obligation Bonds	1.65%
Pre-Refunded/Escrowed to Maturity Bonds	3.11%
Resource Recovery Revenue Bonds	0.75%
Special Tax Revenue Bonds	9.08%
State General Obligation Bonds	7.84%
Transportation Revenue Bonds	2.18%
Water & Sewer Revenue Bonds	2.90%
Short-Term Investments	1.44%
Total Value of Securities	98.90%
Receivables and Other Assets Net of Liabilities	1.10%
Total Net Assets	100.00%

*As of the date of this report, Delaware National High-Yield Municipal Bond Fund held bonds issued by or on behalf of territories and the states of the US as follows:

State / territory	Percentage of net assets
Alabama	3.51%
Arizona	6.90%
Arkansas	0.38%
California	12.00%
Colorado	1.88%
Delaware	0.08%
District of Columbia	0.30%
Florida	4.17%
Georgia	0.51%
Hawaii	0.23%
Idaho	0.62%
Illinois	7.06%
Indiana	1.63%
Iowa	0.63%
Kansas	0.31%
Kentucky	0.62%
Louisiana	1.47%

28

State / territory	Percentage of net assets
Maine	0.13%
Maryland	0.56%
Massachusetts	0.48%
Michigan	0.75%
Minnesota	1.59%
Mississippi	0.61%
Missouri	1.75%
Montana	0.10%
Nevada	0.69%
New Hampshire	0.44%
New Jersey	3.62%
New York	4.36%
North Carolina	2.58%
Ohio	4.98%
Oklahoma	0.15%
Oregon	0.47%
Pennsylvania	5.47%
Puerto Rico	10.62%
South Carolina	0.40%
Tennessee	0.59%
Texas	7.70%
Utah	0.34%
Virginia	3.93%
Washington	1.31%
West Virginia	0.19%
Wisconsin	2.71%
Wyoming	0.08%
Total Value of Securities	98.90%

29

Schedules of investments
Delaware Tax-Free USA Fund	August 31, 2020

	Principal amount°	Value (US $)
Municipal Bonds — 98.22%
Corporate Revenue Bonds — 16.96%
Buckeye, Ohio Tobacco Settlement Financing Authority
(Asset-Backed Senior)
Series B-2 5.00% 6/1/55	2,815,000	$3,096,500
(Senior)
Series A-2 3.00% 6/1/48	4,000,000	3,962,640
Series A-2 4.00% 6/1/48	5,550,000	6,139,466
Central Plains, Nebraska Energy Project
(Project No. 3)
Series A 5.00% 9/1/31	2,810,000	3,659,491
Series A 5.00% 9/1/35	2,160,000	2,920,104
Erie, New York Tobacco Asset Securitization
(Capital Appreciation-Asset-Backed)
Series A 1.536% 6/1/60 ^	57,695,000	2,622,238
Florida Development Finance Surface Transportation Facilities Revenue
(Virgin Trains USA Passenger Rail Project)
Series A 144A 6.50% 1/1/49 (AMT)#, •	3,245,000	2,812,506
Golden State, California Tobacco Securitization Corporate Settlement Revenue
(Capital Appreciation-Asset-Backed)
Series B 1.473% 6/1/47 ^	10,210,000	2,155,637
Hoover, Alabama Industrial Development Board
(United States Steel Corporation Project)
5.75% 10/1/49 (AMT)	5,000,000	4,357,850
Indiana Finance Authority Exempt Facility Revenue
(Polyflow Indiana Project - Green Bond)
144A 7.00% 3/1/39 (AMT)#	3,030,000	2,859,563
Inland, California Empire Tobacco Securitization
(Capital Appreciation-Turbo-Asset-Backed)
Series E 144A 0.967% 6/1/57 #, ^	105,485,000	5,782,688
Series F 144A 1.453% 6/1/57 #, ^	48,985,000	1,991,730
Lower Alabama Gas District
Series A 5.00% 9/1/34	4,400,000	5,903,392
Series A 5.00% 9/1/46	2,500,000	3,528,875
M-S-R Energy Authority, California Gas Revenue
Series A 6.125% 11/1/29	1,890,000	2,408,068
Series B 6.50% 11/1/39	5,000,000	7,965,650
Series C 6.50% 11/1/39	1,500,000	2,389,695
New Jersey Economic Development Authority Revenue
(Continental Airlines Project)
Series B 5.625% 11/15/30 (AMT)	1,365,000	1,417,443

30

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Corporate Revenue Bonds (continued)
New York Liberty Development Revenue
(Bank of America Tower At One Bryant Park Project)
Class 3 2.80% 9/15/69	7,500,000	$7,214,550
New York Transportation Development Corporation Special Facility Revenue
(Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project)
Series 2018 4.00% 1/1/36 (AMT)	910,000	920,665
Public Authority for Colorado Energy Natural Gas Revenue
6.50% 11/15/38	5,000,000	7,972,150
Salt Verde, Arizona Financial Senior Gas Revenue
5.00% 12/1/37	1,600,000	2,190,608
Shoals, Indiana
(National Gypsum Co. Project)
7.25% 11/1/43 (AMT)	1,940,000	2,049,823
St. John Baptist Parish, Louisiana
(Marathon Oil Corporation Project)
Series B-2 2.375% 6/1/37 •	5,000,000	5,072,250
Tobacco Securitization Authority of Southern California
(Capital Appreciation-2nd Subordinate Lien)
Series C 0.558% 6/1/46 ^	10,570,000	2,008,829
(Capital Appreciation-3rd Subordinate Lien)
Series D 0.307% 6/1/46 ^	1,740,000	288,666
Valparaiso, Indiana
(Pratt Paper, LLC Project)
7.00% 1/1/44 (AMT)	1,780,000	1,975,319
Virginia Tobacco Settlement Financing
(Capital Appreciation)
Series C 2.419% 6/1/47 ^	31,035,000	6,172,551
Series D 2.545% 6/1/47 ^	22,300,000	4,224,512

		106,063,459

Education Revenue Bonds — 7.14%
Arizona Industrial Development Authority Revenue
(American Charter Schools Foundation Project)
144A 6.00% 7/1/47 #	1,385,000	1,521,229
Auburn University, Alabama General Fee Revenue
Series A 5.00% 6/1/33	1,720,000	2,186,860

31

Schedules of investments

Delaware Tax-Free USA Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Education Revenue Bonds (continued)
California Educational Facilities Authority Revenue
(Loma Linda University)
Series A 5.00% 4/1/47	1,000,000	$1,129,740
(Stanford University)
Series V-1 5.00% 5/1/49	6,325,000	10,308,928
Capital Trust Agency, Florida
(Liza Jackson Preparatory School, Inc. Project)
Series A 5.00% 8/1/40	300,000	350,556
Series A 5.00% 8/1/55	800,000	914,216
(University Bridge, LLC Student Housing Project)
Series A 144A 5.25% 12/1/58 #	1,750,000	1,683,517
District of Columbia Revenue
(KIPP DC Issue)
4.00% 7/1/44	500,000	537,100
4.00% 7/1/49	1,375,000	1,470,205
Illinois Finance Authority Revenue
(University of Illinois at Chicago Project)
Series A 5.00% 2/15/47	1,860,000	1,781,062
Series A 5.00% 2/15/50	540,000	513,653
Monroe County Industrial Development Revenue, New York
(True North Rochester Preparatory Charter School Project)
Series A 144A 5.00% 6/1/40 #	1,000,000	1,170,900
Series A 144A 5.00% 6/1/59 #	1,075,000	1,232,982
New Jersey Economic Development Authority
(Provident Group - Montclair State University)
5.00% 6/1/42 (AGM)	1,250,000	1,449,512
Pima County, Arizona Industrial Development Authority Education Revenue
(American Leadership Academy Project)
144A 5.00% 6/15/52 #	560,000	561,187
University of Texas System Board of Regents
Series B 5.00% 8/15/49	10,000,000	16,178,300
Utah Charter School Finance Authority Revenue
(Wallace Stegner Academy Project)
Series A 144A 5.00% 6/15/49 #	1,590,000	1,635,935

		44,625,882

Electric Revenue Bonds — 3.60%
Electric and Gas Systems Revenue San Antonio, Texas
5.25% 2/1/24	2,500,000	2,921,250

32

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Electric Revenue Bonds (continued)
Long Island, New York Power Authority Electric System Revenue
5.00% 9/1/47	1,605,000	$1,936,609
Municipal Electric Authority of Georgia
(Plant Vogtle Units 3 & 4 Project)
Series A 5.00% 1/1/56	2,600,000	3,137,524
Puerto Rico Electric Power Authority Revenue
Series A 5.05% 7/1/42 ‡	130,000	89,700
Series A 6.75% 7/1/36 ‡	500,000	352,500
Series AAA 5.25% 7/1/25 ‡	75,000	51,844
Series CCC 5.25% 7/1/27 ‡	2,570,000	1,776,513
Series TT 5.00% 7/1/32 ‡	3,165,000	2,183,850
Series WW 5.00% 7/1/28 ‡	400,000	276,000
Series XX 4.75% 7/1/26 ‡	265,000	181,525
Series XX 5.25% 7/1/40 ‡	1,285,000	888,256
Series XX 5.75% 7/1/36 ‡	940,000	655,650
Series ZZ 4.75% 7/1/27 ‡	210,000	143,850
Series ZZ 5.25% 7/1/24 ‡	105,000	72,581
Salt River, Arizona Project Agricultural Improvement & Power District Electric Systems Revenue
(Salt River Project Electric System)
Series A 5.00% 1/1/30	6,000,000	7,812,120

		22,479,772

Healthcare Revenue Bonds — 13.53%
Alachua County, Florida Health Facilities Authority
(Oak Hammock University)
Series A 8.00% 10/1/42	1,000,000	1,098,310
Allegheny County, Pennsylvania Hospital Development Authority Revenue
(Allegheny Health Network Obligated Group Issue)
Series A 5.00% 4/1/47	1,800,000	2,132,820
Apple Valley, Minnesota
(Senior Living, LLC Project Fourth Tier)
Series D 7.25% 1/1/52	2,500,000	1,892,875
(Senior Living, LLC Project Second Tier)
Series B 5.00% 1/1/47	2,500,000	1,659,225
Arizona Industrial Development Authority Revenue
(Great Lakes Senior Living Communities LLC Project)
Series A 5.00% 1/1/54	1,070,000	937,192

33

Schedules of investments

Delaware Tax-Free USA Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Arizona Industrial Development Authority Revenue
(Legacy Cares, Inc. Project)
Series A 144A 7.75% 7/1/50 #	5,330,000	$5,274,088
(Phoenix Children’s Hospital)
Series A 4.00% 2/1/50	1,700,000	1,936,436
(Second Tier - Great Lakes Senior Living Communities LLC Project)
Series B 5.00% 1/1/49	400,000	336,740
Series B 5.125% 1/1/54	470,000	396,807
Brookhaven Development Authority Revenue, Georgia
(Children’s Healthcare of Atlanta)
Series A 4.00% 7/1/49	1,810,000	2,045,734
California Health Facilities Financing Authority Revenue
(Kaiser Permanente)
Series A-2 5.00% 11/1/47	2,105,000	3,287,336
(Sutter Health)
Series A 5.00% 11/15/38	1,000,000	1,220,010
California Municipal Finance Authority Revenue
(Community Medical Centers)
Series A 5.00% 2/1/42	2,550,000	2,950,070
Colorado Health Facilities Authority Revenue
(AdventHealth Obligated Group)
Series A 4.00% 11/15/43	3,000,000	3,432,390
(American Baptist)
8.00% 8/1/43	2,040,000	2,169,907
(Cappella of Grand Junction Project)
144A 5.00% 12/1/54 #	2,100,000	2,049,390
(CommonSpirit Health)
Series A-2 4.00% 8/1/49	3,750,000	4,134,150
Series A-2 5.00% 8/1/44	3,000,000	3,617,760
(Mental Health Center Denver Project)
Series A 5.75% 2/1/44	1,875,000	1,989,113
Cuyahoga County, Ohio
(The Metro Health System)
5.25% 2/15/47	2,235,000	2,569,848
5.50% 2/15/57	3,000,000	3,461,670
Maricopa County, Arizona Industrial Development Authority Senior Living Facility Revenue Bonds
(Christian Care Surprise, Inc. Project)
144A 6.00% 1/1/48 #	1,195,000	1,155,971

34

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Maryland Health & Higher Educational Facilities Authority Revenue
(Adventist Healthcare Obligated)
Series A 5.50% 1/1/46	2,000,000	$2,224,520
Montgomery County, Pennsylvania Industrial Development Authority Revenue
(Foulkeways At Gwynedd Project)
5.00% 12/1/46	1,500,000	1,578,615
Moon, Pennsylvania Industrial Development Authority
(Baptist Homes Society Obligation)
6.125% 7/1/50	2,250,000	2,334,780
New York State Dormitory Authority
(Orange Regional Medical Center)
144A 5.00% 12/1/34 #	400,000	465,412
144A 5.00% 12/1/35 #	1,200,000	1,391,520
144A 5.00% 12/1/37 #	800,000	921,392
Orange County, New York Funding Corporation Assisted Living Residence Revenue
6.50% 1/1/46	3,000,000	3,006,690
Oregon Health & Science University Revenue
(Capital Appreciation Insured)
Series A 10.285% 7/1/21 (NATL)^	400,000	399,104
Palm Beach County, Florida Health Facilities Authority
(Sinai Residences Boca Raton Project)
Series A 7.25% 6/1/34	120,000	128,156
Series A 7.50% 6/1/49	610,000	649,833
Pennsylvania Economic Development Financing Authority First Mortgage Revenue
(Tapestry Moon Senior Housing Project)
Series A 144A 6.50% 12/1/38 #	1,785,000	1,754,852
Series A 144A 6.75% 12/1/53 #	3,115,000	3,018,497
Pennsylvania Higher Educational Facilities Authority Revenue
(Thomas Jefferson University)
Series A 5.00% 9/1/45	2,000,000	2,265,120
(University Of Pennsylvania Health System)
4.00% 8/15/49	5,000,000	5,701,600
Rochester, Minnesota
(The Homestead at Rochester)
Series A 6.875% 12/1/48	2,350,000	2,528,412

35

Schedules of investments

Delaware Tax-Free USA Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Seminole County, Florida Industrial Development Authority Revenue
(Legacy Pointe at UCF Project)
Series A 5.50% 11/15/49	2,000,000	$1,824,460
Tarrant County, Texas Cultural Education Facilities Finance Corporation Retirement Facility Revenue
(Buckner Senior Living - Ventana Project)
6.625% 11/15/37	1,000,000	1,090,890
Tempe, Arizona Industrial Development Authority Revenue
(Friendship Village)
Series A 6.25% 12/1/46	1,000,000	1,014,230
(Mirabella At ASU Project)
Series A 144A 6.125% 10/1/52 #	1,290,000	1,326,030
Washington State Housing Finance Commission
(Heron’s Key Senior Living)
Series A 144A 7.00% 7/1/45 #	1,125,000	1,212,401

		84,584,356

Lease Revenue Bonds — 1.89%
Metropolitan Pier & Exposition Authority, Illinois
(McCormick Place Expansion Project)
Series A 4.00% 6/15/50	1,000,000	1,027,310
Series A 5.00% 6/15/50	1,000,000	1,127,190
Series A 5.00% 6/15/57	1,620,000	1,781,239
New Jersey Economic Development Authority
(State Government Buildings Project)
Series A 5.00% 6/15/47	2,250,000	2,557,620
New Jersey Transportation Trust Fund Authority
(Transportation Program)
Series AA 5.00% 6/15/24	5,000,000	5,318,800

		11,812,159

Local General Obligation Bonds — 6.55%
Chicago, Illinois
Series A 5.25% 1/1/29	2,020,000	2,182,166
Series A 5.50% 1/1/49	1,000,000	1,134,880
Series A 6.00% 1/1/38	525,000	606,007
Chicago, Illinois Board of Education
5.00% 4/1/42	1,060,000	1,158,358
5.00% 4/1/46	1,085,000	1,178,896
Honolulu City & County, Hawaii
Series C 4.00% 7/1/39	1,205,000	1,457,243
Series C 4.00% 7/1/40	1,345,000	1,614,914

36

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Local General Obligation Bonds (continued)
Honolulu City & County, Hawaii
Series C 4.00% 7/1/41	1,000,000	$1,196,430
Los Angeles, California Community College District
Series C 5.00% 8/1/25	2,500,000	3,089,750
Mecklenburg County, North Carolina
Series A 5.00% 4/1/25	2,500,000	3,039,200
Series A 5.00% 9/1/25	8,000,000	9,866,720
New York City, New York
Series E-1 5.00% 3/1/44	5,000,000	6,018,200
Series F-1 5.00% 4/1/45	5,355,000	6,445,599
Subseries D-1 4.00% 12/1/42	1,700,000	1,936,895
Subseries D-1 5.00% 10/1/36	30,000	31,356

		40,956,614

Pre-Refunded/Escrowed to Maturity Bonds — 5.20%
Central Texas Regional Mobility Authority Revenue
Senior Lien 6.00% 1/1/41-21 §	1,680,000	1,712,407
Illinois Railsplitter Tobacco Settlement Authority
6.00% 6/1/28-21 §	6,000,000	6,261,060
Louisiana Public Facilities Authority Revenue
(Ochsner Clinic Foundation Project)
6.50% 5/15/37-21 §	2,190,000	2,286,207
New York City, New York
Subseries D-1 5.00% 10/1/36-21 §	5,000,000	5,256,100
Oklahoma State Turnpike Authority Revenue
(First Senior)
6.00% 1/1/22	13,535,000	14,564,337
Southwestern Illinois Development Authority Revenue
(Memorial Group)
7.125% 11/1/43-23 §	2,000,000	2,420,320

		32,500,431

Special Tax Revenue Bonds — 14.94%
Allentown, Pennsylvania Neighborhood Improvement Zone Development Authority Tax Revenue
(City Center Project)
144A 5.375% 5/1/42 #	1,525,000	1,599,542
Conley Road Transportation Development District, Missouri
5.375% 5/1/47	2,000,000	2,009,240
GDB Debt Recovery Authority of Puerto Rico
7.50% 8/20/40	5,946,113	4,080,520

37

Schedules of investments

Delaware Tax-Free USA Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Special Tax Revenue Bonds (continued)
Massachusetts School Building Authority
Series C 5.00% 8/15/31	2,500,000	$3,027,625
Mosaic, Virginia District Community Development Authority Revenue
Series A 6.875% 3/1/36	3,980,000	4,041,690
New Jersey Economic Development Authority Revenue
(Cigarette Tax)
5.00% 6/15/28	2,695,000	2,765,043
New York City, New York Industrial Development Agency
(Yankee Stadium)
7.00% 3/1/49 (AGC)	1,000,000	1,005,540
New York City, New York Transitional Finance Authority
(Future Tax Secured Fiscal 2011)
Series C 5.25% 11/1/25	4,430,000	4,467,389
Series D-1 5.00% 2/1/26	3,000,000	3,059,040
(Future Tax Secured Fiscal 2014)
Series A-1 5.00% 11/1/42	10,000,000	11,212,900
Public Finance Authority, Wisconsin
(American Dream @ Meadowlands Project)
144A 7.00% 12/1/50 #	2,155,000	1,873,406
Puerto Rico Sales Tax Financing Revenue
(Restructured)
Series A-1 4.55% 7/1/40	1,456,000	1,550,611
Series A-1 4.75% 7/1/53	10,423,000	10,954,990
Series A-1 5.00% 7/1/58	9,965,000	10,639,630
Series A-1 5.303% 7/1/46 ^	33,250,000	9,538,428
Series A-2 4.329% 7/1/40	7,234,000	7,595,772
Series A-2 4.329% 7/1/40	2,500,000	2,625,025
Series A-2 4.784% 7/1/58	8,000,000	8,426,480
Wyandotte County, Kansas City, Kansas Unified Government Special Obligation Revenue
(Sales Tax - Vacation Village Project Area 1 and 2A)
Series 2015A 5.75% 9/1/32	3,280,000	2,970,499

		93,443,370

State General Obligation Bonds — 12.94%
California State
(Various Purpose)
5.00% 8/1/27	2,500,000	3,150,875
5.00% 3/1/30	5,000,000	5,993,500

38

	Principal amount°	Value (US $)
Municipal Bonds (continued)
State General Obligation Bonds (continued)
California State
(Various Purpose)
5.00% 4/1/32	1,400,000	$1,993,768
5.00% 10/1/47	2,145,000	2,586,312
Commonwealth of Pennsylvania
5.00% 9/15/26	2,500,000	3,139,675
Commonwealth of Puerto Rico
Series A 5.25% 7/1/30 ‡	3,700,000	2,640,875
Series A 8.00% 7/1/35 ‡	4,615,000	2,820,919
Series B 5.00% 7/1/35 ‡	800,000	569,000
(Public Improvement)
Series A 5.00% 7/1/24 ‡	1,180,000	839,275
Series A 5.00% 7/1/41 ‡	3,220,000	2,016,525
Series A 5.125% 7/1/37 ‡	1,330,000	864,500
Series A 5.25% 7/1/31 ‡	785,000	560,294
Series A 5.25% 7/1/34 ‡	970,000	692,338
Series A 5.375% 7/1/33 ‡	880,000	621,500
Series A 5.50% 7/1/39 ‡	1,785,000	1,182,562
Connecticut State
Series B 5.00% 6/15/35	2,475,000	2,884,167
Series E 5.00% 9/15/35	2,500,000	3,130,150
Series E 5.00% 9/15/37	2,250,000	2,797,943
Florida State
(Department Of Transportation Right-of-Way Acquisition and Bridge Construction)
Series A 4.00% 7/1/33	2,500,000	3,057,075
Series A 4.00% 7/1/34	3,660,000	4,410,812
Illinois State
5.00% 5/1/36	480,000	506,803
5.00% 11/1/36	1,780,000	1,937,922
5.00% 2/1/39	830,000	870,106
5.50% 5/1/39	5,000,000	5,847,300
Series A 5.00% 4/1/38	785,000	816,698
Series D 5.00% 11/1/27	3,500,000	3,955,315
(Rebuild Illinois Program)
Series B 4.00% 11/1/39	8,380,000	8,564,695
Maryland State
Series A 5.00% 3/15/26	5,000,000	6,275,550
Series A 5.00% 3/15/28	3,000,000	3,974,520

39

Schedules of investments

Delaware Tax-Free USA Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
State General Obligation Bonds (continued)
Texas State
(Transportation Commission Mobility)
Series A 5.00% 10/1/33	1,755,000	$2,228,850

		80,929,824

Transportation Revenue Bonds — 15.08%
Chicago, Illinois Midway International Airport
Series A 5.00% 1/1/28 (AMT)	2,025,000	2,254,797
Chicago, Illinois O’Hare International Airport
Series B 5.00% 1/1/33	2,345,000	2,716,612
Series D 5.25% 1/1/42	2,000,000	2,355,000
Chicago, Illinois Transit Authority Revenue
Series A 4.00% 12/1/50	2,000,000	2,202,300
Series A 4.00% 12/1/55	1,750,000	1,918,420
Series A 5.00% 12/1/45	2,000,000	2,411,340
Grand Parkway, Texas Transportation Revenue
(Grand Parkway System-First Tier Toll)
Series C 4.00% 10/1/49	5,000,000	5,824,450
Harris County, Texas Toll Road Authority
Senior Lien Series A 5.00% 8/15/27	3,750,000	4,828,500
Love Field Airport Modernization, Texas General Airport Revenue Bonds
5.00% 11/1/35 (AMT)	1,000,000	1,157,020
5.00% 11/1/36 (AMT)	1,000,000	1,153,620
Metropolitan Transportation Authority Revenue, New York
Series D 5.00% 11/15/33	1,485,000	1,652,196
Metropolitan Washington, D.C. Airports Authority Dulles Toll Road Revenue
(Dulles Metrorail and Capital Improvement Projects)
Series B 4.00% 10/1/49	4,280,000	4,703,078
New Jersey Turnpike Authority
Series A 5.00% 1/1/28	5,000,000	5,753,950
New York Transportation Development Corporation Special Facilities Revenue
(LaGuardia Airport Terminal B Redevelopment Project)
Series A 5.00% 7/1/46 (AMT)	3,000,000	3,217,080
North Texas Tollway Authority Revenue
(Second Tier) Series A 5.00% 1/1/34	5,000,000	5,813,000
Series A 5.00% 1/1/43	7,000,000	8,542,730

40

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Transportation Revenue Bonds (continued)
Port Authority of New York & New Jersey
(Consolidated Bonds)
Series 221 4.00% 7/15/45 (AMT)	1,500,000	$1,682,100
Port Authority of New York & New Jersey Special Project
(JFK International Air Terminal)
Series 8 6.00% 12/1/42	4,735,000	4,792,909
Series 8 6.50% 12/1/28	5,500,000	5,573,865
Salt Lake City, Utah Airport Revenue
Series B 5.00% 7/1/42	3,350,000	3,992,396
South Jersey Port, New Jersey
(Subordinated Marine Terminal)
Series A 5.00% 1/1/49	450,000	511,213
Series B 5.00% 1/1/42 (AMT)	450,000	494,748
Series B 5.00% 1/1/48 (AMT)	1,035,000	1,128,078
Texas Private Activity Bond Surface Transportation Corporate Senior Lien
(LBJ Infrastructure)
7.50% 6/30/33	1,560,000	1,568,642
(NTE Mobility Partners Segments 3 LLC Segment 3A and 3B Facility)
6.75% 6/30/43 (AMT)	2,490,000	2,840,219
7.00% 12/31/38 (AMT)	1,830,000	2,103,548
(NTE Mobility Partners Segments 3 LLC Segment 3C Project)
5.00% 6/30/58 (AMT)	10,000,000	11,744,000
Virginia Small Business Financing Authority Revenue
(Transform 66 P3 Project)
5.00% 12/31/56 (AMT)	1,220,000	1,372,793

		94,308,604

Water & Sewer Revenue Bond — 0.39%
Guam Government Waterworks Authority
Series A 5.00% 1/1/50	2,000,000	2,434,520

		2,434,520

Total Municipal Bonds (cost $571,056,612)		614,138,991

41

Schedules of investments

Delaware Tax-Free USA Fund

	Principal amount°	Value (US $)
Short-Term Investments — 0.86%
Variable Rate Demand Notes — 0.86%¤
Minneapolis & St. Paul, Minnesota Housing & Redevelopment Authority Health Care Revenue
(Allina Health System)
Series B-2 0.02% 11/15/35 (LOC - JPMorgan Chase Bank N.A.)	300,000	$300,000
Mississippi Business Finance Corporation Gulf Opportunity Zone Industrial Development Revenue
(Chevron USA Project)
Series B 0.03% 12/1/30	1,760,000	1,760,000
Series C 0.03% 12/1/30	230,000	230,000
Series F 0.03% 12/1/30	400,000	400,000
Series G 0.03% 11/1/35	2,445,000	2,445,000
Series K 0.03% 11/1/35	200,000	200,000

Total Short-Term Investments (cost $5,335,000)		5,335,000

Total Value of Securities — 99.08% (cost $576,391,612)		$619,473,991

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.

^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At August 31, 2020, the aggregate value of Rule 144A securities was $43,294,738, which represents 6.92% of the Fund’s net assets. See Note 9 in “Notes to financial statements.”

•

Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at August 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their description above.

‡	Non-income producing security. Security is currently in default.

§

Pre-refunded bonds. Municipal bonds that are generally backed or secured by US Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond will be pre-refunded. See Note 9 in “Notes to financial statements.”

42

¤

Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. Each rate shown is as of August 31, 2020.

Summary of abbreviations:

AGC – Insured by Assured Guaranty Corporation

AGM – Insured by Assured Guaranty Municipal Corporation

AMT – Subject to Alternative Minimum Tax

ICE – Intercontinental Exchange, Inc.

KIPP – Knowledge is Power Program

LIBOR – London interbank offered rate

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

LLC – Limited Liability Corporation

LOC – Letter of Credit

N.A. – National Association

NATL – Insured by National Public Finance Guarantee Corporation

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

43

Schedules of investments
Delaware Tax-Free USA Intermediate Fund	August 31, 2020

	Principal amount°	Value (US $)
Municipal Bonds — 96.82%
Corporate Revenue Bonds — 13.55%
Black Belt Energy Gas District, Alabama
(Project No. 4)
Series A 4.00% 6/1/25	1,655,000	$1,905,104
Buckeye, Ohio Tobacco Settlement Financing Authority
Series A-2 4.00% 6/1/38	420,000	489,497
Series A-2 5.00% 6/1/32	1,270,000	1,660,919
Series A-2 5.00% 6/1/33	850,000	1,102,730
Series A-2 5.00% 6/1/35	850,000	1,092,055
Chandler, Arizona Industrial Development Revenue Bonds
(Intel Corporation Project)
2.70% 12/1/37 (AMT)•	3,000,000	3,161,130
Commonwealth of Pennsylvania Financing Authority
(Tobacco Master Settlement Payment)
5.00% 6/1/27	2,000,000	2,522,280
Denver City & County, Colorado Special Facilities Airport Revenue
(United Airlines Project)
5.00% 10/1/32 (AMT)	1,190,000	1,204,232
Florida Development Finance Corporation Surface Transportation Facility Revenue
(Virgin Trains USA Passenger Rail Project)
Series A 144A 6.50% 1/1/49 (AMT)#, •	1,710,000	1,482,091
Golden State, California Tobacco Securitization Corporate Settlement Revenue
(Asset-Backed Bonds)
Series A-1 5.00% 6/1/26	850,000	1,037,824
Series A-1 5.25% 6/1/47	750,000	773,558
(Capital Appreciation-Asset-Backed)
Series B 1.548% 6/1/47^	5,885,000	1,242,500
Houston, Texas Airport System Revenue
(United Airlines)
5.00% 7/1/29 (AMT)	3,010,000	3,119,534
Kentucky Public Energy Authority
(Gas Supply Revenue Bonds)
Series C-1 4.00% 12/1/49 •	5,000,000	5,659,050
Lower Alabama Gas District
Series A 5.00% 9/1/34	4,850,000	6,507,148
Michigan Tobacco Settlement Finance Authority
Series A 6.00% 6/1/34	810,000	812,365
M-S-R Energy Authority, California Gas Revenue
Series B 6.50% 11/1/39	3,485,000	5,552,058

44

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Corporate Revenue Bonds (continued)
New Jersey Economic Development Authority Special Facilities Revenue
(Continental Airlines Project)
Series B 5.625% 11/15/30 (AMT)	1,890,000	$1,962,614
New Jersey Tobacco Settlement Financing
Subordinate Series B 5.00% 6/1/46	3,105,000	3,519,828
New York Liberty Development Revenue
(Bank of America Tower at One Bryant Park Project)
2.80% 9/15/69	3,850,000	3,703,469
(Goldman Sachs Headquarters)
5.25% 10/1/35	3,405,000	4,752,052
Salt Verde, Arizona Financial Corporation Senior Gas Revenue
5.00% 12/1/32	3,850,000	5,074,839
5.00% 12/1/37	2,500,000	3,422,825
5.25% 12/1/24	3,050,000	3,574,600
St. James Parish, Louisiana
(NuStar Logistics, LP Project)
144A 6.10% 6/1/38 #, •	385,000	455,852
Series A 144A 6.35% 10/1/40 #	1,630,000	1,940,922
Series B 144A 6.10% 12/1/40 #, •	385,000	455,852
St. John Baptist Parish, Louisiana
(Marathon Oil Corporation Project)
Series B-2 2.125% 6/1/37 •	2,250,000	2,264,445
TSASC, New York
Series A 5.00% 6/1/30	475,000	573,838
Series A 5.00% 6/1/31	475,000	570,831
Virginia Tobacco Settlement Financing Corporation
(Capital Appreciation Asset-Backed)
Series C 2.419% 6/1/47 ^	29,400,000	5,847,366

		77,443,408

Education Revenue Bonds — 5.05%
Arizona Industrial Development Authority Revenue
(American Charter Schools Foundation Project)
144A 6.00% 7/1/37 #	1,420,000	1,584,592
Bucks County, Pennsylvania Industrial Development Authority Revenue
(School Lane Charter School Project)
5.125% 3/15/36	2,000,000	2,241,980
California Educational Facilities Authority Revenue
(Stanford University)
Series V-1 5.00% 5/1/49	1,000,000	1,629,870

45

Schedules of investments

Delaware Tax-Free USA Intermediate Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Education Revenue Bonds (continued)
California State University
(Systemwide)
Series A 5.00% 11/1/31	2,000,000	$2,529,040
California Statewide Communities Development Authority Revenue
(California Baptist University)
Series A 6.125% 11/1/33	2,215,000	2,420,242
(Green Dot Public Schools - Animo Inglewood Charter High School Project)
Series A 7.25% 8/1/41	500,000	520,660
Colorado Educational & Cultural Facilities Authority Revenue
(Rocky Mountain Classical Academy Project)
144A 5.00% 10/1/29 #	425,000	460,666
144A 5.00% 10/1/39 #	425,000	446,156
144A 5.00% 10/1/49 #	990,000	1,025,155
Illinois Finance Authority Revenue
(University of Illinois at Chicago)
Series A 5.00% 2/15/26	400,000	416,828
Series A 5.00% 2/15/29	400,000	412,540
Series A 5.00% 2/15/31	365,000	372,508
Series A 5.00% 2/15/37	430,000	429,987
Kent County, Delaware
(Delaware State University Project)
Series A 5.00% 7/1/40	310,000	299,758
Miami-Dade County, Florida Educational Facilities Authority
(University of Miami)
Series A 5.00% 4/1/30	520,000	594,844
Series A 5.00% 4/1/31	1,090,000	1,242,589
New York City, New York Trust for Cultural Resources
(Whitney Museum of American Art)
5.00% 7/1/21	3,025,000	3,068,348
New York State Dormitory Authority Revenue
(Touro College & University System)
Series A 5.25% 1/1/34	1,335,000	1,421,828
Phoenix, Arizona Industrial Development Authority Housing Revenue
(Downtown Phoenix Student Housing, LLC-Arizona State University Project)
Series A 5.00% 7/1/30	350,000	386,176
Series A 5.00% 7/1/32	235,000	256,594

46

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Education Revenue Bonds (continued)
Pima County, Arizona Industrial Development Authority Education Revenue
(Facility American Leadership Academy Project)
144A 5.00% 6/15/47 #	745,000	$747,213
144A 5.00% 6/15/52 #	640,000	641,357
South Carolina Jobs - Economic Development Authority Educational Facilities Revenue
(High Point Academy Project)
Series A 144A 5.75% 6/15/39 #	1,245,000	1,367,135
University of Texas Permanent University Fund
Series B 5.00% 7/1/27	3,715,000	4,334,699

		28,850,765

Electric Revenue Bonds — 4.35%
Long Island, New York Power Authority
5.00% 9/1/33	250,000	311,255
5.00% 9/1/35	1,000,000	1,237,130
Municipal Electric Authority of Georgia
(Plant Vogtle Units 3&4 Project)
Series A 4.00% 1/1/44 (AGM)	2,250,000	2,583,360
Series A 5.00% 1/1/39	6,250,000	7,652,500
New York State Utility Debt Securitization Authority
(Restructuring Bonds)
5.00% 12/15/33	1,500,000	1,821,855
Salt River, Arizona Project Agricultural Improvement & Power District Electric Systems Revenue
Series A 5.00% 12/1/35	4,000,000	4,772,080
(Salt River Project Electric System)
5.00% 1/1/30	5,000,000	6,510,100

		24,888,280

Healthcare Revenue Bonds — 9.78%
Apple Valley, Minnesota
(Minnesota Senior Living LLC Project)
Series B 5.25% 1/1/37	965,000	739,103
Arizona Health Facilities Authority
(Scottsdale Lincoln Hospital Project)
5.00% 12/1/30	5,000,000	5,705,100
Arizona Industrial Development Authority Revenue
(Legacy Cares, Inc. Project)
Series A 144A 7.75% 7/1/50#	2,920,000	2,889,369
California Health Facilities Financing Authority
(Kaiser Permanente)
Series A-1 5.00% 11/1/27	4,100,000	5,300,398

47

Schedules of investments

Delaware Tax-Free USA Intermediate Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
California Statewide Communities Development Authority
(Loma Linda University Medical Center)
Series A 144A 5.00% 12/1/33 #	260,000	$286,226
Series A 144A 5.00% 12/1/41 #	1,685,000	1,839,767
Series A 5.25% 12/1/34	2,790,000	3,050,893
Capital Trust Agency, Florida
(Tuscan Gardens Senior Living Center)
Series A 7.00% 4/1/35	1,630,000	1,144,374
Colorado Health Facilities Authority Revenue
(CommonSpirit Health)
Series A 4.00% 8/1/37	500,000	565,380
Series A 4.00% 8/1/38	500,000	563,615
Cuyahoga County, Ohio
(The Metrohealth System)
5.00% 2/15/37	1,000,000	1,138,270
Iowa Finance Authority Senior Housing Revenue Bonds
(PHS Council Bluffs, Inc. Project)
5.00% 8/1/33	500,000	509,345
Kalispell, Montana
(Immanuel Lutheran Corporation Project)
Series A 5.25% 5/15/32	435,000	448,085
Lancaster County, Pennsylvania Hospital Authority
(Brethren Village Project)
5.00% 7/1/31	440,000	466,858
5.00% 7/1/32	440,000	463,896
(University of Pennsylvania Health System Obligation)
Series A 5.00% 8/15/33	2,430,000	2,931,139
Maricopa County, Arizona Industrial Development Authority Revenue
(Banner Health Obligation Group)
Series A 5.00% 1/1/32	3,000,000	3,644,490
(Christian Care Surprise, Inc. Project)
144A 5.75% 1/1/36 #	1,540,000	1,556,940
Maryland Health & Higher Educational Facilities Authority Revenue
(Adventist Healthcare Obligated)
Series A 5.50% 1/1/36	2,000,000	2,265,800
Massachusetts Development Finance Agency Revenue
Series A-2 4.00% 7/1/40	1,000,000	1,156,810

48

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Massachusetts Development Finance Agency Revenue
Series A-2 4.00% 7/1/41	875,000	$1,008,805
Minneapolis, Minnesota Health Care System Revenue
(Fairview Health Services)
Series A 5.00% 11/15/35	1,500,000	1,859,475
Moon, Pennsylvania Industrial Development Authority
(Baptist Homes Society Obligation)
5.625% 7/1/30	2,440,000	2,565,392
New York State Dormitory Authority Revenue
(Orange Regional Medical Center)
144A 5.00% 12/1/31 #	1,000,000	1,178,140
144A 5.00% 12/1/32 #	1,100,000	1,288,408
144A 5.00% 12/1/33 #	1,000,000	1,167,050
Oklahoma Development Finance Authority Health System Revenue
(OU Medicine Project)
Series B 5.25% 8/15/43	1,790,000	2,099,473
Prince George’s County, Maryland
(Collington Episcopal Life Care Community)
5.00% 4/1/31	2,000,000	2,057,480
Public Finance Authority, Wisconsin Senior Living Revenue
(Mary’s Woods at Marylhurst Project)
144A 5.00% 5/15/29 #	500,000	535,760
Seminole County, Florida Industrial Development Authority
(Legacy Pointe at UCF Project)
Series A 5.25% 11/15/39	2,630,000	2,440,588
Series B-1 4.25% 11/15/26	1,000,000	943,020
Tempe, Arizona Industrial Development Authority
(Mirabella at ASU Project)
Series A 144A 6.00% 10/1/37 #	1,200,000	1,249,716
Wisconsin Health & Educational Facilities Authority Revenue
(St. Camillus Health System)
Series A 5.00% 11/1/39	815,000	862,221

		55,921,386

49

Schedules of investments

Delaware Tax-Free USA Intermediate Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Lease Revenue Bonds — 4.65%
California Statewide Communities Development Authority Revenue
(Lancer Plaza Project)
5.125% 11/1/23	330,000	$340,916
Golden State, California Tobacco Securitization Corporate Settlement Revenue
(Asset-Backed Enhanced)
Series A 5.00% 6/1/35	3,000,000	3,525,630
Idaho Building Authority Revenue
(Health & Welfare Project)
Series A 5.00% 9/1/24	2,380,000	2,598,198
Los Angeles County, California
(Disney Concert Hall Parking)
5.00% 3/1/23	2,395,000	2,667,336
New Jersey State Economic Development Authority
(NJ Transit Transportation Project)
Series A 4.00% 11/1/38	1,000,000	1,078,300
Series A 4.00% 11/1/39	1,000,000	1,076,780
New Jersey State Transportation Trust Fund Authority
Series B 5.50% 6/15/31	5,000,000	5,131,800
(Highway Reimbursement)
Series A 5.00% 6/15/30	2,415,000	2,792,199
New York Liberty Development Revenue
(World Trade Center Project)
Class 2 144A 5.15% 11/15/34 #	1,000,000	1,058,300
New York State Dormitory Authority Revenue
(Health Facilities Improvement Program)
Series 1 5.00% 1/15/28	750,000	947,415
Series 1 5.00% 1/15/29	3,100,000	3,889,756
Public Finance Authority, Wisconsin Airport Facilities Revenue
(AFCO Investors II Portfolio)
144A 5.00% 10/1/23 (AMT)#	1,430,000	1,470,483

		26,577,113

Local General Obligation Bonds — 6.59%
Chesterfield County, Virginia
Series B 5.00% 1/1/22	4,070,000	4,332,841
Chicago, Illinois
Series A 5.25% 1/1/29	640,000	691,379
Series A 5.50% 1/1/35	1,980,000	2,320,818
Series C 5.00% 1/1/26	1,280,000	1,439,232

50

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Local General Obligation Bonds (continued)
Chicago, Illinois Board of Education
5.00% 4/1/35	825,000	$909,100
5.00% 4/1/36	320,000	352,522
(Dedicated Revenues)
Series C 5.00% 12/1/34	2,160,000	2,413,411
Series D 5.00% 12/1/31	2,160,000	2,442,463
Fort Worth, Texas Independent School District
(School Building)
5.00% 2/15/27 (PSF)	2,000,000	2,329,560
New York City, New York
Series D-1 5.00% 10/1/30	2,260,000	2,370,695
Series E 5.00% 8/1/23	3,685,000	4,168,545
Subseries D-1 4.00% 12/1/42	4,300,000	4,899,205
San Francisco, California Bay Area Rapid Transit District
(Election 2004)
Series D 5.00% 8/1/31	4,000,000	4,886,480
Wake County, North Carolina
Series A 5.00% 3/1/27	3,200,000	4,129,472

		37,685,723

Pre-Refunded/Escrowed to Maturity Bonds — 7.19%
California State Department of Water Resources
(Water System)
Series AS 5.00% 12/1/29-24 §	15,000	17,952
Series AS 5.00% 12/1/29-24 §	2,680,000	3,219,993
Clifton, Texas Higher Education Finance Corporation Revenue
(Uplift Education)
Series A 6.00% 12/1/30-20 §	1,100,000	1,115,620
New York City, New York
Series D-1 5.00% 10/1/30-21 §	1,740,000	1,829,123
New York State
Series A 5.00% 2/15/28-21 §	5,000,000	5,110,400
New York State Dormitory Authority Revenue
(North Shore Long Island Jewish Health System)
Series A 5.00% 5/1/23-21 §	4,000,000	4,128,120
Oregon State
Series L 5.00% 5/1/26-21 §	6,000,000	6,193,440

51

Schedules of investments

Delaware Tax-Free USA Intermediate Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Pre-Refunded/Escrowed to Maturity Bonds (continued)
Pennsylvania Higher Educational Facilities Authority Revenue
(Drexel University)
Series A 5.25% 5/1/25-21 §	4,980,000	$5,148,822
(Unrefunded Drexel University)
Series A 5.25% 5/1/25-21 §	310,000	320,401
Sacramento, California Water Revenue
5.00% 9/1/26-23 §	3,160,000	3,604,865
San Francisco, California City & County Airports Commission
Series D 5.00% 5/1/25-21 §	570,000	588,491
Southwestern Illinois Development Authority
(Memorial Group)
7.125% 11/1/30-23 §	2,190,000	2,650,250
Texas State
(Transportation Commission Highway Improvement)
5.00% 4/1/29-24 §	3,000,000	3,509,970
Virginia Commonwealth Transportation Board
(Gans-Garvee)
5.00% 3/15/24-23 §	3,250,000	3,644,420

		41,081,867

Special Tax Revenue Bonds — 14.27%
Allentown, Pennsylvania Neighborhood Improvement Zone Development Authority Tax Revenue
(City Center Project)
144A 5.00% 5/1/28 #	750,000	833,535
144A 5.00% 5/1/33 #	650,000	692,653
Baltimore, Maryland
(Senior Lien-Harbor Point Project)
Series A 144A 3.25% 6/1/31 #	95,000	91,234
Series A 144A 3.30% 6/1/32 #	105,000	99,580
Series A 144A 3.35% 6/1/33 #	110,000	103,752
Series A 144A 3.40% 6/1/34 #	115,000	108,102
Series A 144A 3.45% 6/1/35 #	130,000	121,810
Series A 144A 3.50% 6/1/39 #	270,000	250,949
Celebration Pointe, Florida Community Development District
4.75% 5/1/24	375,000	394,796
5.00% 5/1/34	830,000	862,860
Connecticut State Transportation Infrastructure
Series B 5.00% 10/1/30	3,375,000	4,335,221

52

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Special Tax Revenue Bonds (continued)
Dallas, Texas Convention Center Hotel Development Revenue
Series A 5.00% 1/1/24	3,420,000	$3,425,301
Series A 5.25% 1/1/23	5,375,000	5,384,353
Denver, Colorado Convention Center Hotel Authority
5.00% 12/1/26	1,270,000	1,392,733
5.00% 12/1/29	305,000	330,467
5.00% 12/1/31	460,000	496,542
5.00% 12/1/32	920,000	991,475
5.00% 12/1/34	765,000	821,159
5.00% 12/1/35	610,000	653,792
5.00% 12/1/36	460,000	491,607
Ernest N Morail-New Orleans, Louisiana Exhibition Hall Authority Special Tax Revenue
5.00% 7/15/26	2,330,000	2,497,178
Harris County-Houston, Texas Sports Authority
(Senior Lien)
Series A 5.00% 11/15/30	1,805,000	1,924,256
Kansas City, Missouri Land Clearance Redevelopment Authority Revenue
(Convention Center Hotel Project – TIF Financing)
Series B 144A 4.375% 2/1/31 #	400,000	414,468
Series B 144A 5.00% 2/1/40 #	200,000	209,718
Louisiana State Highway Improvement Revenue
Series A 5.00% 6/15/29	5,195,000	6,011,238
Massachusetts School Building Authority
Series C 5.00% 8/15/29	1,630,000	1,980,923
Miami-Dade County, Florida Transit System Revenue
Series B 2.60% 7/1/42	2,500,000	2,459,800
New Jersey Economic Development Authority Revenue
(Cigarette Tax)
5.00% 6/15/22	1,750,000	1,817,813
5.00% 6/15/23	1,250,000	1,295,375
New York City, New York Transitional Finance Authority Building Aid Revenue
Subordinate Subseries S-3A 5.00% 7/15/28	4,400,000	5,741,252
New York City, New York Transitional Finance Authority Future Tax Secured
Subseries A-1 5.00% 11/1/23	2,865,000	3,283,892
Subseries C 5.00% 11/1/27	4,150,000	4,814,954
Subseries E-1 5.00% 2/1/26	4,020,000	4,283,109

53

Schedules of investments

Delaware Tax-Free USA Intermediate Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Special Tax Revenue Bonds (continued)
New York State Urban Development Revenue
(General Purpose)
Series C 5.00% 3/15/33	3,000,000	$3,984,840
Public Finance Authority, Wisconsin
(American Dream @ Meadowlands Project)
144A 7.00% 12/1/50 #	1,010,000	878,023
Puerto Rico Sales Tax Financing Revenue
(Restructured)
Series A-1 4.55% 7/1/40	6,015,000	6,405,855
Series A-1 5.389% 7/1/46 ^	8,785,000	2,520,153
Series A-2 4.329% 7/1/40	1,125,000	1,181,261
Series A-2 4.329% 7/1/40	5,636,000	5,917,856
Richmond Heights, Missouri Tax Increment & Transaction Sales Tax Revenue Refunding & Improvement
(Francis Place Redevelopment Project)
5.625% 11/1/25	795,000	795,095
Wyandotte County, Kansas City, Kansas Unified Government Special Obligation Revenue
(Sales Tax - Vacation Village Project Area 1 and 2A)
Series 2015A 5.00% 9/1/27	1,355,000	1,304,675

		81,603,655

State General Obligation Bonds — 14.93%
California State
(Various Purpose)
5.00% 8/1/26	3,120,000	3,944,741
5.00% 8/1/28	3,000,000	3,989,730
5.00% 9/1/30	1,715,000	2,151,467
5.00% 4/1/32	1,410,000	2,008,009
5.00% 9/1/32	4,100,000	5,107,944
5.25% 9/1/28	7,750,000	8,128,510
Series C 5.00% 9/1/30	5,985,000	7,295,057
Commonwealth of Massachusetts
Series A 5.00% 1/1/35	7,500,000	9,740,400
Commonwealth of Pennsylvania
5.00% 9/15/26	2,500,000	3,139,675
5.00% 7/15/28	3,870,000	5,044,855
Connecticut State
Series F 5.00% 9/15/27	2,790,000	3,564,839
Hawaii State
Series FW 4.00% 1/1/34	3,010,000	3,611,699

54

	Principal amount°	Value (US $)
Municipal Bonds (continued)
State General Obligation Bonds (continued)
Illinois State
5.00% 1/1/28	1,630,000	$1,810,995
5.00% 3/1/36	960,000	985,680
5.00% 11/1/36	1,965,000	2,139,335
5.25% 2/1/30	1,295,000	1,393,873
5.25% 2/1/32	435,000	464,972
5.25% 2/1/33	270,000	288,279
5.50% 5/1/39	2,500,000	2,923,650
Series A 5.125% 12/1/29	1,770,000	2,023,198
Series B 4.00% 11/1/34	2,130,000	2,216,286
Series B 4.00% 11/1/35	2,200,000	2,278,958
Series D 5.00% 11/1/25	1,220,000	1,351,882
Oregon State
(Article XI-Q State Projects)
Series A 5.00% 5/1/28	2,000,000	2,659,880
Washington State
Series R-2015E 5.00% 7/1/31	3,000,000	3,583,230
(Various Purpose)
Series 2015-A-1 5.00% 8/1/30	3,000,000	3,535,140

		85,382,284

Transportation Revenue Bonds — 14.91%
Bay Area, California Toll Authority
(San Francisco Bay Area)
Series S-7 4.00% 4/1/34	1,000,000	1,159,940
Chicago, Illinois Midway International Airport
Series A 5.00% 1/1/28 (AMT)	1,905,000	2,121,179
Chicago, Illinois O’Hare International Airport Revenue
Series B 5.00% 1/1/32	1,000,000	1,160,770
Series B 5.00% 1/1/33	1,520,000	1,760,874
(General-Airport-Senior Lien)
Series B 5.00% 1/1/36	2,500,000	3,078,000
Series B 5.00% 1/1/37	3,000,000	3,680,010
(General-Airport-Third Lien)
Series C 5.25% 1/1/28	2,150,000	2,158,385
Dallas/Fort Worth International Airport, Texas
Series A 4.00% 11/1/34	2,500,000	2,996,325
Series A 4.00% 11/1/35	1,000,000	1,192,590
Series B 4.00% 11/1/35	2,500,000	2,981,475
Hillsborough County, Florida Port District
(Tampa Port Authority Project)
Series B 5.00% 6/1/28 (AMT)	375,000	461,134

55

Schedules of investments

Delaware Tax-Free USA Intermediate Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Transportation Revenue Bonds (continued)
Houston, Texas Airports Commission Revenue
Series B 5.00% 7/1/25	1,000,000	$1,036,390
Series B 5.00% 7/1/26	3,000,000	3,106,620
Memphis-Shelby County, Tennessee Airport Authority Revenue
Series D 5.00% 7/1/24	4,110,000	4,252,905
Metropolitan Washington D.C. Airports Authority Dulles Toll Road Revenue
(Dulles Metrorail and Capital Improvement Project)
Series B 4.00% 10/1/37	1,500,000	1,690,665
New Jersey State Turnpike Authority Turnpike Revenue
Series A 5.00% 1/1/33	1,770,000	2,120,867
New Orleans, Louisiana Aviation Board
(North Terminal Project)
Series B 5.00% 1/1/32 (AGM) (AMT)	2,900,000	3,321,283
Series B 5.00% 1/1/33 (AGM) (AMT)	2,900,000	3,309,509
New York State Thruway Authority
Series J 5.00% 1/1/27	5,705,000	6,500,163
New York Transportation Development Special Facilities Revenue
(Delta Airlines, Inc.-LaGuardia Airport Terminals C&D Redevelopment Project)
5.00% 1/1/34 (AMT)	3,000,000	3,230,280
Pennsylvania State Turnpike Commission Revenue
Subordinate Series A-1 5.00% 12/1/29	3,590,000	4,125,951
Phoenix, Arizona Civic Improvement Corporation Airport Revenue
(Junior Lien)
Series A 5.00% 7/1/33	3,355,000	3,889,988
Port Authority of New York & New Jersey
(194th Series)
5.00% 10/15/32	2,500,000	2,966,325
(JFK International Air Terminal)
Series 8 6.50% 12/1/28	8,300,000	8,411,469
Salt Lake City, Utah Airport Revenue
Series B 5.00% 7/1/31	500,000	616,060
Series B 5.00% 7/1/32	600,000	735,168
Series B 5.00% 7/1/33	1,000,000	1,219,830
San Francisco, California City & County Airport Commission - San Francisco International Airport
Series D 5.00% 5/1/25	1,430,000	1,471,613

56

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Transportation Revenue Bonds (continued)
South Jersey Port, New Jersey
(Subordinated Marine Terminal)
Series B 5.00% 1/1/32 (AMT)	215,000	$243,470
Series B 5.00% 1/1/33 (AMT)	315,000	354,848
Series B 5.00% 1/1/34 (AMT)	430,000	482,666
Series B 5.00% 1/1/35 (AMT)	430,000	481,196
Series B 5.00% 1/1/36 (AMT)	430,000	479,635
Series B 5.00% 1/1/37 (AMT)	430,000	478,250
Texas Private Activity Bond Surface Transportation Corporate Senior Lien Revenue
(LBJ Infrastructure)
7.50% 6/30/33	3,625,000	3,645,083
(NTE Mobility Partners Segments 3 LLC Segment 3A and 3B Facility)
7.00% 12/31/38 (AMT)	3,750,000	4,310,550

		85,231,466

Water & Sewer Revenue Bonds — 1.55%
Dominion, Colorado Water & Sanitation District
5.25% 12/1/27	500,000	523,180
Great Lakes, Michigan Water Authority Water Supply System Revenue
(Senior Lien Bond)
Series C 5.00% 7/1/31	3,000,000	3,654,720
San Antonio, Texas Water System Revenue
Series A 5.00% 5/15/32	1,500,000	1,884,345
Series A 5.00% 5/15/33	2,250,000	2,813,558

		8,875,803

Total Municipal Bonds (cost $514,578,126)		553,541,750

Short-Term Investments — 2.32%
Variable Rate Demand Notes — 2.32%¤
Minneapolis & St. Paul, Minnesota Housing & Redevelopment Authority Health Care Revenue
(Allina Health System)
Series B-2 0.02% 11/15/35 (LOC - JPMorgan Chase Bank N.A.)	500,000	500,000

57

Schedules of investments

Delaware Tax-Free USA Intermediate Fund

	Principal amount°	Value (US $)
Short-Term Investments (continued)
Mississippi Business Finance Corporation Gulf Opportunity Zone Industrial Development Revenue
(Chevron U.S.A. Inc. Project)
Series A 0.03% 12/1/30	1,150,000	$1,150,000
Series A 0.03% 11/1/35	2,390,000	2,390,000
Series B 0.03% 12/1/30	700,000	700,000
Series B 0.03% 12/1/30	1,885,000	1,885,000
Series G 0.03% 11/1/35	1,795,000	1,795,000
Series G 0.03% 11/1/35	2,300,000	2,300,000
Series H 0.03% 11/1/35	1,430,000	1,430,000
Series L 0.03% 11/1/35	1,100,000	1,100,000

Total Short-Term Investments (cost $13,250,000)		13,250,000

Total Value of Securities — 99.14% (cost $527,828,126)		$566,791,750

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.

●

Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at August 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their description above.

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At August 31, 2020, the aggregate value of Rule 144A securities was $28,930,974, which represents 5.06% of the Fund’s net assets. See Note 9 in “Notes to financial statements.”

^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.

§

Pre-refunded bonds. Municipal bonds that are generally backed or secured by US Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond will be pre-refunded. See Note 9 in “Notes to financial statements.”

¤

Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. Each rate shown is as of August 31, 2020.

58

Summary of abbreviations:

AGM – Insured by Assured Guaranty Municipal Corporation

AMT – Subject to Alternative Minimum Tax

ICE – Intercontinental Exchange, Inc.

LIBOR – London interbank offered rate

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

LLC – Limited Liability Corporation

LOC – Letter of Credit

N.A. – National Association

PSF – Guaranteed by Permanent School Fund

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

59

Schedules of investments
Delaware National High-Yield Municipal Bond Fund	August 31, 2020

	Principal amount°	Value (US $)
Municipal Bonds — 97.46%
Corporate Revenue Bonds — 19.39%
Allegheny County, Pennsylvania Industrial Development Authority Revenue
(Environmental Improvement - US Steel Corp. Project)
5.75% 8/1/42 (AMT)	2,000,000	$1,803,300
Anuvia, Florida
144A 5.00% 1/1/29 #, =	127,762	95,822
Arkansas Development Finance Authority Revenue
(Big River Steel Project)
Series A 144A 4.50% 9/1/49 (AMT)#	5,000,000	5,057,350
Buckeye, Ohio Tobacco Settlement Financing Authority
(Asset-Backed Senior)
Series B-2 5.00% 6/1/55	34,375,000	37,812,500
California County Tobacco Securitization Agency Settlement Revenue
(Capital Appreciation Bond - Fresno County Tobacco Funding Corporation)
0.83% 6/1/55 ^	100,000,000	7,122,000
California Pollution Control Financing Authority Revenue
(Calplant I Project)
144A 8.00% 7/1/39 (AMT)#, ‡	5,250,000	3,045,000
California State Enterprise Development Authority Revenue
(Sunpower Corp. - Recovery Zone Facility)
8.50% 4/1/31	1,000,000	1,011,070
Children’s Trust Fund
(Asset-Backed)
Series B 0.485% 5/15/57 ^	3,420,000	137,552
Erie, New York Tobacco Asset Securitization
(Asset-Backed)
Series A 1.536% 6/1/60 ^	192,305,000	8,740,262
Florida Development Finance Corporation Surface Transportation Facility Revenue
(Virgin Trains USA Passenger Rail Project)
Series A 144A 6.25% 1/1/49 (AMT)#, ●	4,000,000	3,526,680
Series A 144A 6.50% 1/1/49 (AMT)#, ●	10,000,000	8,667,200

60

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Corporate Revenue Bonds (continued)
Golden State, California Tobacco Securitization Corporate Settlement Revenue
(Asset-Backed)
Series A-2 5.00% 6/1/47	4,000,000	$4,112,880
(Capital Appreciation - Asset-Backed-1st Subordinate)
Series B 1.548% 6/1/47 ^	30,145,000	6,364,514
Hoover, Alabama Industrial Development Board
(United States Steel Corporation Project)
5.75% 10/1/49 (AMT)	12,800,000	11,156,096
Houston, Texas Airport System Revenue
Series B-1 5.00% 7/15/35 (AMT)	3,000,000	3,068,070
(Special Facilities Continental Airlines, Inc. Terminal Improvements Projects)
Series 2011 6.625% 7/15/38 (AMT)	2,000,000	2,035,800
(United Airlines Inc.)
5.00% 7/1/29 (AMT)	1,150,000	1,191,849
Indiana Finance Authority Exempt Facility Revenue
(Polyflow Indiana Project - Green Bond)
144A 7.00% 3/1/39 (AMT)#	13,035,000	12,301,781
Inland, California Empire Tobacco Securitization
(Capital Appreciation-Asset-Backed)
144A 0.967% 6/1/57 #, ^	351,610,000	19,275,260
144A 1.453% 6/1/57 #, ^	163,290,000	6,639,372
Main Street Natural Gas Project Revenue, Georgia
Series A 5.50% 9/15/23	40,000	45,595
Michigan Tobacco Settlement Financing Authority Revenue Asset-Backed
Series A 6.00% 6/1/48	1,255,000	1,261,212
Nevada State Department of Business & Industry
(Green Fulcrum Sierra Biofuels Project)
144A 6.25% 12/15/37 (AMT)#	2,500,000	2,425,275
New Jersey Economic Development Authority Special Facility Revenue
(Continental Airlines Project)
5.25% 9/15/29 (AMT)	4,000,000	4,093,840
Series B 5.625% 11/15/30 (AMT)	1,270,000	1,318,794
New Jersey Tobacco Settlement Financing Subordinate
Series B 5.00% 6/1/46	4,440,000	5,033,184
New York Transportation Development
(American Airlines Inc. John F. Kennedy International Airport Project)
5.375% 8/1/36 (AMT)	1,000,000	1,037,360

61

Schedules of investments

Delaware National High-Yield Municipal Bond Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Corporate Revenue Bonds (continued)
Pennsylvania Economic Development Financing Authority
(CarbonLite P, LLC Project)
144A 5.75% 6/1/36 (AMT)#	7,625,000	$7,507,956
(National Gypsum)
5.50% 11/1/44 (AMT)	4,500,000	4,624,110
Port of Seattle, Washington Industrial Development Corporation Special Facilities Revenue
(Delta Airlines)
5.00% 4/1/30 (AMT)	2,000,000	2,056,200
Public Authority for Colorado Energy Natural Gas Revenue
Series 28 6.50% 11/15/38	2,000,000	3,188,860
Salt Verde, Arizona Financial Senior Gas Revenue
5.00% 12/1/37	9,250,000	12,664,453
5.25% 12/1/27	2,235,000	2,819,497
5.25% 12/1/28	1,050,000	1,350,090
5.50% 12/1/29	765,000	1,016,662
Shoals, Indiana
(National Gypsum Co. Project)
7.25% 11/1/43 (AMT)	1,625,000	1,716,991
St. James Parish, Louisiana
(NuStar Logistics, LP Project)
144A 6.10% 6/1/38 #, ●	1,000,000	1,184,030
144A 6.35% 7/1/40 #	3,600,000	4,286,700
Series B 144A 6.10% 12/1/40 #, ●	1,630,000	1,929,969
Tennessee State Energy Acquisition Gas Revenue
Series A 4.00% 5/1/48 ●	720,000	778,097
Series C 5.00% 2/1/27	2,940,000	3,615,347
TSASC, New York
Series A 5.00% 6/1/41	705,000	795,564
Tulsa, Oklahoma Municipal Airports Improvement Trust Revenue
Series A 5.50% 6/1/35 (AMT)	2,000,000	2,022,140
Valparaiso, Indiana
(Pratt Paper LLC Project)
7.00% 1/1/44 (AMT)	2,865,000	3,179,377
Virginia Tobacco Settlement Financing Corporation
Series B-1 5.00% 6/1/47	2,000,000	2,009,900
Series C 2.419% 6/1/47 ^	66,475,000	13,221,213
Series D 2.567% 6/1/47 ^	151,255,000	28,653,747

62

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Corporate Revenue Bonds (continued)
Washington Economic Development Finance Authority Revenue
(Columbia Pulp I, LLC Project)
Series 2017A 144A 7.50% 1/1/32 (AMT)#	4,800,000	$4,080,000

		261,080,521

Education Revenue Bonds — 18.50%
Arizona Industrial Development Authority Revenue
(ACCEL Schools Project)
Series A 144A 5.25% 8/1/48 #	3,200,000	3,332,224
(American Charter Schools Foundation Project)
144A 6.00% 7/1/37 #	1,205,000	1,344,672
144A 6.00% 7/1/47 #	4,735,000	5,200,735
(Basis Schools Projects)
Series A 144A 5.125% 7/1/37 #	750,000	807,592
(Kaizen Education Foundation Project)
144A 5.80% 7/1/52#	4,000,000	4,278,600
(Pinecrest Academy Nevada-Horizon, Inspirada)
Series A 144A 5.75% 7/15/48#	2,250,000	2,463,907
Arlington, Texas Higher Education Finance
(Leadership Preparatory School)
Series A 5.00% 6/15/36	700,000	704,347
Series A 5.00% 6/15/46	1,425,000	1,430,458
Build NYC Resource, New York
5.00% 11/1/39	1,000,000	1,041,460
(Inwood Academy for Leadership Charter School Project)
Series A 144A 5.125% 5/1/38 #	575,000	614,175
Series A 144A 5.50% 5/1/48 #	1,500,000	1,614,345
(New Dawn Charter Schools Project)
144A 5.625% 2/1/39 #	1,290,000	1,355,828
144A 5.75% 2/1/49 #	2,700,000	2,824,821
Burbank, Illinois
(Intercultural Montessori Language)
144A 6.25% 9/1/45 #	4,000,000	4,275,120
California Educational Facilities Authority Revenue
(Stanford University)
Series V-1 5.00% 5/1/49	17,050,000	27,789,283
California Municipal Finance Authority Revenue
(California Baptist University)
Series A 144A 5.50% 11/1/45 #	4,000,000	4,221,800
(Julian Charter School Project)
Series A 144A 5.625% 3/1/45 #	5,250,000	5,297,460

63

Schedules of investments

Delaware National High-Yield Municipal Bond Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Education Revenue Bonds (continued)
California Municipal Finance Authority Revenue
(Partnership Uplift Community Project)
Series A 5.25% 8/1/42	1,700,000	$1,729,920
(Santa Rosa Academy Project)
Series A 6.00% 7/1/42	1,250,000	1,308,275
(Southwestern Law School)
6.50% 11/1/41	1,500,000	1,579,500
California School Finance Authority
(Aspire Public Schools)
Series A 144A 5.00% 8/1/35 #	585,000	661,992
Series A 144A 5.00% 8/1/40 #	605,000	677,787
(Encore Education Obligated Group)
Series A 144A 5.00% 6/1/52 #	1,000,000	903,130
(Escuela Popular Project)
144A 6.50% 7/1/50 #	2,500,000	2,725,075
(New Designs Charter School)
Series A 5.50% 6/1/42	1,750,000	1,790,792
(View Park Elementary & Middle Schools)
Series A 5.875% 10/1/44	1,000,000	1,073,800
Series A 6.00% 10/1/49	720,000	776,506
California State University
(Systemwide)
Series A 5.00% 11/1/26	2,000,000	2,562,580
California Statewide Communities Development Authority Charter School Revenue
(Green Dot Public Schools)
Series A 7.25% 8/1/41	1,915,000	1,994,128
California Statewide Communities Development Authority Revenue
(Lancer Educational Student Housing Project)
Series A 144A 5.00% 6/1/46 #	1,500,000	1,520,070
Capital Trust Agency, Florida
(Pineapple Cove Classical Academy Inc. Project)
Series A 144A 5.375% 7/1/54 #	6,000,000	6,267,720
(River City Education Services Project)
Series A 5.375% 2/1/35	870,000	899,780
Series A 5.625% 2/1/45	1,500,000	1,544,430
(The Pepin Academies Inc. Project)
Series A 5.75% 7/1/55	2,625,000	2,686,110
(University Bridge, LLC Student Housing Project)
Series A 144A 5.25% 12/1/58 #	8,000,000	7,696,080

64

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Education Revenue Bonds (continued)
Colorado Educational & Cultural Facilities Authority Revenue
(Charter School - Community Leadership Academy)
7.45% 8/1/48	2,000,000	$2,202,960
(Charter School - Loveland Classical School)
144A 5.00% 7/1/46 #	1,500,000	1,508,175
(Skyview Charter School)
144A 5.375% 7/1/44 #	500,000	510,615
(Windsor Charter Academy Project)
Series 2016 144A 5.00% 9/1/36 #	1,000,000	1,003,660
Columbia Heights, Minnesota Charter School Lease Revenue
(Prodeo Academy Project)
Series A 5.00% 7/1/49	1,000,000	1,019,960
Series A 5.00% 7/1/54	1,000,000	1,016,350
East Hempfield Township, Pennsylvania Industrial Development Authority
(Student Services Income - Student Housing Project)
5.00% 7/1/30	1,000,000	1,018,680
Hawaii State Department of Budget & Finance
(Hawaii Pacific University)
Series A 6.875% 7/1/43	2,000,000	2,058,320
Henderson, Nevada Public Improvement Trust
(Touro College & University System)
Series A 5.50% 1/1/39	560,000	594,748
Series A 5.50% 1/1/44	2,000,000	2,110,160
Idaho Housing & Finance Association
(Compass Public Charter School)
Series A 144A 5.00% 7/1/54 #	860,000	894,391
(Idaho Arts Charter School)
144A 5.00% 12/1/36 #	715,000	780,837
(North Star Charter School)
Capital Appreciation Subordinate Series B
144A 4.88% 7/1/49 #, ^	2,888,155	484,373
Series A 6.75% 7/1/48	529,150	572,419
(Xavier Charter School Project)
Series A 5.00% 6/1/50	1,000,000	1,083,330
Illinois Finance Authority Charter School Revenue
(Chicago International Charter School Project)
5.00% 12/1/47	2,805,000	3,026,988
(Uno Charter School)
Series A 7.125% 10/1/41	1,000,000	1,036,450

65

Schedules of investments

Delaware National High-Yield Municipal Bond Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Education Revenue Bonds (continued)
Illinois Finance Authority Revenue
(Lake Forest College)
Series A 6.00% 10/1/48	1,000,000	$1,035,830
(Rogers Park Montessori)
6.00% 2/1/34	675,000	715,662
6.125% 2/1/45	1,800,000	1,893,276
Illinois Finance Authority Student Housing & Academic Facility Revenue
(University of Illinois at Chicago Project)
Series A 5.00% 2/15/47	3,500,000	3,351,460
Illinois Finance Authority Student Housing Revenue
(Dekalb II - Northern Illinois University Project)
6.875% 10/1/43	1,000,000	1,024,080
Indiana State Finance Authority Revenue
Educational Facilities
(Drexel Foundation - Thea Bowman Academy Charter School)
Series A 7.00% 10/1/39	1,000,000	1,001,620
Kanawha, West Virginia
(West Virginia University Foundation Project)
6.75% 7/1/45	2,500,000	2,576,025
Kent County, Delaware Student Housing and Dining Facilities Revenue
(Delaware State University Project)
Series A 5.00% 7/1/58	1,250,000	1,139,813
Louisiana Public Facilities Authority Revenue
(Lake Charles Charter Academy Foundation Project)
8.00% 12/15/41	1,500,000	1,570,110
Macomb County, Michigan State Public School Academy Revenue
(Academy Of Warren)
Series A 144A 5.50% 5/1/50 #	1,810,000	1,823,901
Macon-Bibb County, Georgia Urban Development Authority Revenue
(Academy for Classical Education)
Series A 144A 5.875% 6/15/47 #	1,680,000	1,702,781
Series A 144A 6.00% 6/15/52 #	1,530,000	1,557,096
Miami-Dade County, Florida Industrial Development Authority
(Youth Co-Op Charter School)
Series A 144A 5.75% 9/15/35 #	1,000,000	1,052,990
Series A 144A 6.00% 9/15/45 #	1,000,000	1,047,640

66

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Education Revenue Bonds (continued)
Michigan Finance Authority Limited Obligation Revenue
(Public School Academy Old Redford)
Series A 6.50% 12/1/40	900,000	$901,971
(Landmark Academy Project)
5.00% 6/1/45	2,000,000	2,013,660
Nevada State Department of Business & Industry
(Somerset Academy)
Series A 144A 5.00% 12/15/35 #	1,595,000	1,639,596
Series A 144A 5.125% 12/15/45 #	2,515,000	2,558,459
New Jersey State Higher Education Student
Assistance Authority Student Loan Revenue
Series 1B 5.75% 12/1/39 (AMT)	1,250,000	1,339,713
New York State Dormitory Authority
(Touro College & University System)
Series A 5.50% 1/1/44	2,875,000	3,043,878
Pennsylvania State Higher Educational Facilities Authority Revenue
(Foundation Indiana University)
Series A 1.61% 7/1/39 (AGC)●	2,400,000	2,177,712
Philadelphia, Pennsylvania Authority for Industrial Development Revenue
(1st Philadelphia Preparatory)
Series A 7.25% 6/15/43	1,230,000	1,375,927
(Global Leadership Academy Project)
6.375% 11/15/40	1,000,000	1,004,420
(Green Woods Charter School Project)
Series A 5.75% 6/15/42	1,600,000	1,637,984
(Tacony Academy Charter School Project)
7.00% 6/15/43	1,540,000	1,660,120
Phoenix, Arizona Industrial Development Authority Education Revenue
(Basic Schools Project)
Series 2015A 144A 5.00% 7/1/46 #	4,000,000	4,184,640
Series 2016A 144A 5.00% 7/1/45 #	2,000,000	2,093,220
(Choice Academies Project)
5.375% 9/1/32	1,000,000	1,021,710
5.625% 9/1/42	600,000	612,636
(Eagle College Preparatory Project)
Series A 5.00% 7/1/43	450,000	454,122

67

Schedules of investments

Delaware National High-Yield Municipal Bond Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Education Revenue Bonds (continued)
Pima County, Arizona Industrial Development Authority Education Revenue
(American Leadership Academy Project)
144A 5.00% 6/15/47 #	1,630,000	$1,634,841
144A 5.00% 6/15/52 #	1,400,000	1,402,968
(Career Success Schools Project)
144A 5.50% 5/1/40 #	500,000	525,250
144A 5.75% 5/1/50 #	1,630,000	1,711,614
(Edkey Charter Schools Project)
6.00% 7/1/43	2,000,000	2,028,240
Pottsboro, Texas Higher Education Finance Authority Revenue
Series A 5.00% 8/15/36	755,000	789,745
Series A 5.00% 8/15/46	1,000,000	1,028,460
Private Colleges & Universities Authority, Georgia Revenue
(Mercer University)
Series A 5.00% 10/1/32	1,005,000	1,029,241
Public Finance Authority Revenue, Wisconsin
(Goodwill Industries of Southern Nevada Project)
Series A 5.50% 12/1/38	2,572,956	2,267,521
Series A 5.75% 12/1/48	2,576,272	2,218,273
(Minnesota College of Osteopathic Medicine)
Series A-1 144A 5.50% 12/1/48 #, ‡	125,529	62,764
Subordinate Series B 144A 7.75% 12/1/48 #, ●	2,500,000	250,000
(Wilson Preparatory Academy)
Series A 144A 4.125% 6/15/29 #	505,000	512,378
Series A 144A 5.00% 6/15/39 #	500,000	510,790
Series A 144A 5.00% 6/15/49 #	1,100,000	1,110,923
South Carolina Jobs-Economic Development Authority Educational Facilities Revenue
(High Point Academy Project)
Series A 144A 5.75% 6/15/49 #	5,000,000	5,421,050
St. Paul, Minnesota Housing & Redevelopment Authority Charter School Lease Revenue
(Academia Cesar Chavez School Project)
Series A 5.25% 7/1/50	2,560,000	2,536,934
University of Texas System Board of Regents
Series B 5.00% 8/15/49	21,400,000	34,621,562
Utah State Charter School Finance Authority Revenue
(Leadership Learning Academy Project)
Series A 144A 5.00% 6/15/39 #	1,000,000	1,049,960

68

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Education Revenue Bonds (continued)
Utah State Charter School Finance Authority Revenue
(Leadership Learning Academy Project)
Series A 144A 5.00% 6/15/50 #	2,200,000	$2,272,512
(North Davis Preparatory)
6.375% 7/15/40	1,290,000	1,293,509
Wisconsin Public Finance Authority Revenue
(Pine Lake Preparatory)
144A 5.50% 3/1/45 #	3,460,000	3,603,728
(Roseman University Health Sciences Project)
5.75% 4/1/42	2,000,000	2,056,420
Wyoming Community Development Authority Student Housing Revenue
(CHF-Wyoming LLC)
6.50% 7/1/43	1,000,000	1,016,230
Yonkers, New York Economic Development Corporation Education Revenue
(Charter School Educational Excellence)
Series A 6.25% 10/15/40	595,000	597,243
(Lamartine/Warburton LLC - Charter School of Educational Excellence Project)
Series A 5.00% 10/15/54	465,000	483,623

		249,164,749

Electric Revenue Bonds — 2.96%
Build NYC Resource, New York
(Brooklyn Navy Yard Cogeneration Partners, L.P. Project)
144A 5.25% 12/31/33 (AMT)#	4,520,000	4,798,206
Puerto Rico Electric Power Authority Revenue
Series A 5.00% 7/1/42 ‡	7,740,000	5,340,600
Series A 5.05% 7/1/42 ‡	4,590,000	3,167,100
Series A 6.75% 7/1/36 ‡	1,500,000	1,057,500
Series AAA 5.25% 7/1/25 ‡	925,000	639,406
Series AAA 5.25% 7/1/26 ‡	1,030,000	711,988
Series AAA 5.25% 7/1/27 ‡	5,330,000	3,684,362
Series AAA 5.25% 7/1/28 ‡	1,205,000	832,956
Series CCC 5.25% 7/1/27 ‡	3,025,000	2,091,031
Series WW 5.00% 7/1/28 ‡	990,000	683,100
Series WW 5.25% 7/1/25 ‡	1,530,000	1,057,613
Series XX 4.75% 7/1/26 ‡	920,000	630,200
Series XX 5.25% 7/1/40 ‡	9,795,000	6,770,794
Series XX 5.75% 7/1/36 ‡	3,340,000	2,329,650
Series ZZ 4.75% 7/1/27 ‡	760,000	520,600

69

Schedules of investments

Delaware National High-Yield Municipal Bond Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Electric Revenue Bonds (continued)
Puerto Rico Electric Power Authority Revenue
Series ZZ 5.25% 7/1/24 ‡	1,275,000	$881,344
Series ZZ 5.25% 7/1/26 ‡	2,005,000	1,385,956
Salt River Project Agricultural Improvement & Power District, Arizona
(Salt River Project)
Series A 5.00% 1/1/31	2,520,000	3,263,350

		39,845,756

Healthcare Revenue Bonds — 25.41%
Alachua County, Florida Health Facilities Authority
(Oak Hammock University)
Series A 8.00% 10/1/42	1,000,000	1,098,310
Series A 8.00% 10/1/46	1,500,000	1,644,600
Allen County, Indiana Economic Development Revenue
(StoryPoint Fort Wayne Project)
Series A-1 144A 6.875% 1/15/52 #	1,650,000	1,563,623
Apple Valley, Minnesota
(Minnesota Senior Living LLC, Project)
Series B 5.00% 1/1/47	2,500,000	1,659,225
Series B 5.25% 1/1/37	440,000	337,000
Series D 7.25% 1/1/52	7,290,000	5,519,624
Arizona Industrial Development Authority Revenue
(Great Lakes Senior Living Communities LLC Project 1st Tier)
Series A 5.00% 1/1/54	2,595,000	2,272,909
(Great Lakes Senior Living Communities LLC Project 2nd Tier)
Series B 5.00% 1/1/49	975,000	820,804
Series B 5.125% 1/1/54	1,130,000	954,025
(Great Lakes Senior Living Communities LLC Project 3rd Tier)
Series C 144A 5.00% 1/1/49 #	1,000,000	796,000
Series C 144A 5.50% 1/1/54 #	4,000,000	3,386,040
(Great Lakes Senior Living Communities LLC Project 4th Tier)
Series D 144A 7.25% 1/1/54 #	2,500,000	2,164,600
(Legacy Cares Inc. Project)
Series A 144A 7.75% 7/1/50#	11,530,000	11,409,050
Berks County, Pennsylvania Industrial Development Authority Revenue
(Tower Health Project)
5.00% 11/1/47	2,000,000	2,145,120

70

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Bexar County, Texas Health Facilities Development
(Army Retirement Residence Foundation Project)
Series 2010 5.875% 7/1/30	155,000	$155,260
Birmingham, Alabama Special Care Facilities Financing Authority
(Methodist Home for the Aging)
5.50% 6/1/30	1,850,000	1,930,272
5.75% 6/1/35	1,500,000	1,553,190
5.75% 6/1/45	2,500,000	2,543,750
6.00% 6/1/50	2,650,000	2,727,406
Butler County, Ohio Port Authority
(StoryPoint Fairfield Project)
Series A-1 144A 6.50% 1/15/52 #	650,000	615,908
California Health Facilities Financing Authority Revenue
(Kaiser Permanente)
Series A-2 5.00% 11/1/47	4,870,000	7,605,382
California Municipal Finance Authority Revenue
(Northbay Healthcare Group)
Series A 5.25% 11/1/47	500,000	550,985
California Statewide Communities Development Authority Revenue
(Loma Linda University Medical Center)
Series A 144A 5.25% 12/1/56 #	4,500,000	4,845,735
Series A 144A 5.50% 12/1/58 #	4,600,000	5,065,060
Camden County, New Jersey Improvement Authority Revenue
(Cooper Health System Obligation Group)
5.75% 2/15/42	2,050,000	2,215,066
Capital Trust Agency, Florida
(Elim Senior Housing Inc. Project)
144A 5.875% 8/1/52 #	2,500,000	1,874,250
(Tuscan Gardens Senior Living Center)
Series A 7.00% 4/1/49	5,000,000	3,508,200
Chesterfield County, Virginia Economic Development Authority Revenue
(1st Mortgage - Brandermill Woods Project)
5.125% 1/1/43	1,030,000	1,034,851
Chesterton, Indiana
(StoryPoint Chesterton Project)
Series A-1 144A 6.375% 1/15/51 #	1,000,000	947,540

71

Schedules of investments

Delaware National High-Yield Municipal Bond Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Clackamas County, Oregon Hospital Facility Authority
(Rose Villa Project)
Series A 5.25% 11/15/50	1,000,000	$1,060,790
Series A 5.375% 11/15/55	1,000,000	1,065,120
Cobb County, Georgia Development Authority
(Provident Village at Creekside Project)
Series A 144A 6.00% 7/1/51 #	3,500,000	2,537,815
Colorado Health Facilities Authority Revenue
(American Baptist)
8.00% 8/1/43	2,500,000	2,659,200
(Mental Health Center Denver Project)
Series A 5.75% 2/1/44	500,000	530,430
(Sunny Vista Living Center)
Series A 144A 5.50% 12/1/30 #	750,000	758,092
Series A 144A 5.75% 12/1/35 #	1,150,000	1,151,426
Series A 144A 6.125% 12/1/45 #	1,200,000	1,201,188
Series A 144A 6.25% 12/1/50 #	560,000	562,414
Cumberland County, Pennsylvania Municipal Authority Revenue
(Asbury Pennsylvania Obligated Group)
5.25% 1/1/27	1,275,000	1,285,328
5.25% 1/1/32	1,265,000	1,271,350
5.25% 1/1/41	1,005,000	1,007,100
Cuyahoga County, Ohio Hospital Revenue
(The Metrohealth System)
5.25% 2/15/47	4,000,000	4,599,280
5.50% 2/15/52	4,655,000	5,396,728
5.50% 2/15/57	6,365,000	7,344,510
Decatur, Texas Hospital Authority
(Wise Regional Health Systems)
Series A 5.00% 9/1/34	1,000,000	1,091,010
Series A 5.25% 9/1/29	500,000	559,325
Series A 5.25% 9/1/44	2,000,000	2,152,660
Florida Development Finance
(UF Health - Jacksonville Project)
Series A 6.00% 2/1/33	490,000	517,773
Glendale, Arizona Industrial Development Authority Revenue
(Glencroft Retirement Community Project)
5.00% 11/15/36	830,000	812,794
5.25% 11/15/51	1,350,000	1,290,128

72

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Guilderland, New York Industrial Development Agency
Series A 144A 5.875% 1/1/52 #, ‡	6,000,000	$4,500,000
Hawaii State Department of Budget & Finance Special Purpose Senior Living Revenue
(Kahala Nui)
5.25% 11/15/37	1,000,000	1,074,010
Hospital Facilities Authority of Multnomah County, Oregon
(Mirabella at South Waterfront)
5.50% 10/1/49	2,400,000	2,504,832
Idaho Health Facilities Authority Revenue
(St. Luke’s Health System Project)
Series A 5.00% 3/1/33	485,000	594,168
(Valley Vista Care Corporation)
Series A 5.00% 11/15/32	455,000	444,012
Illinois Finance Authority Revenue
(The Admiral at the Lake Project)
5.25% 5/15/42	900,000	847,719
5.25% 5/15/54	5,600,000	5,061,952
Illinois Housing Development Authority
(Stonebridge of Gurnee Project)
Series A 144A 5.45% 1/1/46 #	2,500,000	2,416,550
Series A 144A 5.60% 1/1/56 #	2,630,000	2,589,971
Indiana Finance Authority Revenue
(Marquette Project)
5.00% 3/1/39	1,250,000	1,272,000
Iowa Finance Authority
(PHS Council Bluffs Project)
5.125% 8/1/48	1,650,000	1,659,520
5.25% 8/1/55	2,500,000	2,514,925
(Sunrise Retirement Community)
5.75% 9/1/43	4,700,000	4,324,188
Kalispell, Montana
(Immanuel Lutheran Corporation Project)
Series A 5.25% 5/15/47	1,300,000	1,298,037
Kentucky Economic Development Finance Authority Healthcare Revenue
(Rosedale Green Project)
5.50% 11/15/35	1,310,000	1,248,915
5.75% 11/15/45	2,500,000	2,324,225
5.75% 11/15/50	1,600,000	1,467,536

73

Schedules of investments

Delaware National High-Yield Municipal Bond Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Kentwood, Michigan Economic Development Corporation Revenue
(Limited Obligation - Holland Home)
5.625% 11/15/41	1,250,000	$1,284,275
Kirkwood, Missouri Industrial Development Authority
(Aberdeen Heights)
Series A 5.25% 5/15/50	6,000,000	6,053,460
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue
(The Glen Retirement System Project)
Series A 5.00% 1/1/49	2,500,000	2,179,525
Series A 5.00% 1/1/55	2,635,000	2,236,562
Lucas County, Ohio Health Care Facilities Revenue
(Sunset Retirement Communities)
5.50% 8/15/30	1,000,000	1,028,060
Maine Health & Higher Educational Facilities Authority Revenue
(Maine General Medical Center)
6.75% 7/1/41	1,700,000	1,743,894
Maricopa County, Arizona Industrial Development Authority
(Christian Care Surprise Project)
Series 2016 144A 6.00% 1/1/48 #	5,645,000	5,460,634
Michigan State Strategic Fund Limited Revenue
(Evangelical Homes)
5.50% 6/1/47	2,750,000	2,788,115
Missouri State Health & Educational Facilities Authority Revenue
(Lutheran Senior Services)
6.00% 2/1/41	1,000,000	1,014,450
Montgomery County, Pennsylvania Industrial Development Authority Revenue
(Whitemarsh Continuing Care)
5.25% 1/1/40	1,550,000	1,574,459
5.375% 1/1/50	6,250,000	6,330,062
Series A 5.375% 1/1/51	1,750,000	1,779,418
Moon, Pennsylvania Industrial Development Authority
(Baptist Homes Society Obligation)
6.125% 7/1/50	8,500,000	8,820,280

74

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
National Finance Authority Revenue, New Hampshire
(The Vista Project)
Series A 144A 5.25% 7/1/39 #	1,515,000	$1,540,164
Series A 144A 5.625% 7/1/46 #	1,000,000	1,027,620
Series A 144A 5.75% 7/1/54 #	2,000,000	2,060,780
New Hampshire Health & Education Facilities Authority
(Rivermeade)
Series A 6.875% 7/1/41	1,380,000	1,401,790
New Hope, Texas Cultural Education Facilities Finance
(Cardinal Bay - Village on the Park)
Series A1 5.00% 7/1/46	660,000	645,896
Series A1 5.00% 7/1/51	1,575,000	1,485,288
Series B 4.00% 7/1/31	635,000	548,608
Series B 4.75% 7/1/51	1,915,000	1,450,555
Series C 5.00% 7/1/31	250,000	224,378
Series C 5.25% 7/1/36	350,000	306,796
Series C 5.50% 7/1/46	1,250,000	1,053,387
Series C 5.75% 7/1/51	1,000,000	853,810
Series D 6.00% 7/1/26	105,000	99,647
Series D 7.00% 7/1/51	1,350,000	1,163,484
(Legacy Midtown Park Project)
Series A 5.50% 7/1/54	5,000,000	4,757,050
New Jersey Economic Development Authority
(Black Horse EHT Urban Renewal LLC Project)
Series A 144A 5.00% 10/1/39 #	3,125,000	3,005,906
(Lions Gate Project)
5.25% 1/1/44	2,000,000	1,939,680
New Jersey Health Care Facilities Financing Authority Revenue
(Barnabas Health Services)
Series A 4.00% 7/1/26	980,000	1,034,057
(St. Peters University Hospital)
6.25% 7/1/35	2,700,000	2,788,101
New York State Dormitory Authority
(Orange Regional Medical Center)
144A 5.00% 12/1/40 #	1,100,000	1,218,492
Northampton County, Pennsylvania Industrial Development Authority Revenue
(Morningstar Senior Living)
5.00% 7/1/36	2,000,000	2,023,920

75

Schedules of investments

Delaware National High-Yield Municipal Bond Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Northampton County, Pennsylvania Industrial Development Authority Revenue
(Morningstar Senior Living)
5.00% 11/1/49	1,830,000	$1,871,742
Orange County, New York Funding Corporation Assisted Living Residence Revenue
6.50% 1/1/46	3,700,000	3,708,251
Palm Beach County, Florida Health Facilities Authority
(Sinai Residences Boca Raton Project)
Series A 7.25% 6/1/34	285,000	304,371
Series A 7.50% 6/1/49	2,920,000	3,110,676
Payne County, Oklahoma Economic Development Authority
(Epworth Living at the Ranch)
Series A 7.00% 11/1/51 ‡	961,600	2,404
Pennsylvania Economic Development Financing Authority
(Tapestry Moon Senior Housing Project)
Series 2018A 144A 6.75% 12/1/53 #	9,495,000	9,200,845
Prince George’s County, Maryland
(Collington Episcopal Life Care Community)
5.25% 4/1/47	2,000,000	2,020,960
Public Finance Authority, Wisconsin
(Bancroft Neurohealth Project)
Series A 144A 5.00% 6/1/36 #	960,000	1,032,778
Series A 144A 5.125% 6/1/48 #	1,375,000	1,466,726
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority
(Auxilio Mutuo)
Series A 6.00% 7/1/33	5,630,000	5,778,013
Rochester, Minnesota
(The Homestead at Rochester)
Series A 6.875% 12/1/48	2,500,000	2,689,800
Salem, Oregon Hospital Facility Authority Revenue
(Capital Manor)
6.00% 5/15/47	1,500,000	1,568,220
San Buenaventura, California Revenue
(Community Memorial Health System)
7.50% 12/1/41	4,475,000	4,711,235

76

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Seminole County, Florida Industrial Development Authority Revenue
(Legacy Pointe at UCF Project)
Series A 5.50% 11/15/49	1,500,000	$1,368,345
Series A 5.75% 11/15/54	6,000,000	5,538,300
Shelby County, Tennessee Health Educational & Housing Facilities Board Revenue
(The Farms at Bailey Station Project)
5.75% 10/1/59	3,670,000	3,463,783
Southeastern Ohio Port Authority
(Memorial Health Systems)
5.00% 12/1/43	805,000	812,672
5.50% 12/1/43	1,250,000	1,302,262
St. Louis County, Missouri Industrial Development Authority
(Nazareth Living Center Project)
Series A 5.00% 8/15/35	600,000	607,326
Series A 5.125% 8/15/45	1,800,000	1,809,720
Suffolk County, New York Economic Development Corporation Revenue
(Peconic Landing Southland)
6.00% 12/1/40	575,000	582,975
Tarrant County, Texas Cultural Education Facilities Finance
(Buckingham Senior Living Community)
5.50% 11/15/45 ‡	3,000,000	1,950,000
(Buckner Senior Living - Ventana Project)
6.75% 11/15/47	1,850,000	1,998,407
6.75% 11/15/52	3,300,000	3,562,812
Tempe, Arizona Industrial Development Authority Revenue
(Friendship Village)
Series A 6.25% 12/1/46	500,000	507,115
(Mirabella at ASU Project)
Series A 144A 6.125% 10/1/47 #	2,150,000	2,216,371
Series A 144A 6.125% 10/1/52 #	2,570,000	2,641,780
University of North Carolina Board of Governors
5.00% 2/1/49	21,855,000	34,740,271
Washington State Housing Finance Commission
(Heron’s Key)
Series A 144A 7.00% 7/1/45 #	1,000,000	1,077,690
Series A 144A 7.00% 7/1/50 #	3,625,000	3,890,640

77

Schedules of investments

Delaware National High-Yield Municipal Bond Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Westminster, Maryland
(Lutheran Village Millers Grant)
6.00% 7/1/34	800,000	$837,152
Series A 5.00% 7/1/24	1,185,000	1,230,089
Series A 6.125% 7/1/39	750,000	782,738
Series A 6.25% 7/1/44	2,500,000	2,610,150
Wisconsin Health & Educational Facilities Authority
(Covenant Communities Project)
Series B 5.00% 7/1/48	1,000,000	970,680
Series B 5.00% 7/1/53	945,000	908,145
Series C 7.00% 7/1/43	900,000	807,858
Series C 7.50% 7/1/53	1,000,000	907,030
(St. Camillus Health System)
Series A 5.00% 11/1/46	2,000,000	2,086,520
Series A 5.00% 11/1/54	2,500,000	2,583,375
Wisconsin Public Finance Authority
(Rose Villa Project)
Series A 144A 5.75% 11/15/44 #	2,000,000	2,136,420

		342,260,056

Housing Revenue Bond — 0.06%
Independent Cities Finance Authority, California
Series A 5.25% 5/15/44	750,000	815,272

		815,272

Lease Revenue Bonds — 3.63%
California Municipal Finance Authority Revenue
(Goodwill Industry Sacramento Valley)
5.25% 1/1/45	1,295,000	1,065,656
(Goodwill Industry Sacramento Valley and
Northern Nevada Project)
Series A 144A 6.625% 1/1/32 #	500,000	492,345
Series A 144A 6.875% 1/1/42 #	1,500,000	1,464,570
California Statewide Communities Development Authority Revenue
(Lancer Plaza Project)
5.875% 11/1/43	1,875,000	1,971,563
Industrial Development Authority of Phoenix, Arizona
5.125% 2/1/34	1,000,000	1,017,400
5.375% 2/1/41	1,300,000	1,319,903
Metropolitan Pier & Exposition Authority, Illinois
(McCormick Place Expansion Project)
Series A 5.00% 6/15/50	4,135,000	4,660,930

78

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Lease Revenue Bonds (continued)
Metropolitan Pier & Exposition Authority, Illinois
(McCormick Place Expansion Project)
Series A 5.00% 6/15/57	3,975,000	$4,370,632
New Jersey Economic Development Authority
Special Facility Revenue
Series WW 5.25% 6/15/30	5,000,000	5,673,000
New Jersey Transportation Trust Fund Authority
(Federal Highway Reimbursement Revenue)
Series A 5.00% 6/15/31	5,450,000	6,268,753
(Transportation Program)
Series AA 5.00% 6/15/25	1,000,000	1,155,300
Series AA 5.00% 6/15/44	2,900,000	3,127,360
New York Liberty Development Revenue
(Class 3-3 World Trade Center Project)
144A 7.25% 11/15/44 #	8,000,000	8,667,600
Public Finance Authority, Wisconsin Airport Facilities Revenue
(AFCO Investors II Portfolio)
144A 5.75% 10/1/31 (AMT)#	3,775,000	3,914,449
(Senior Obligation Group)
Series B 5.00% 7/1/42 (AMT)	2,625,000	2,713,751
Wise County, Texas
(Parker County Junior College District)
8.00% 8/15/34	1,000,000	1,033,670

		48,916,882

Local General Obligation Bonds — 1.65%
Chicago, Illinois
Series 2005D 5.50% 1/1/37	2,280,000	2,484,767
Series 2005D 5.50% 1/1/40	3,000,000	3,255,420
Series 2007E 5.50% 1/1/42	1,900,000	2,057,586
Series 2007F 5.50% 1/1/42	1,250,000	1,353,675
Series A 5.50% 1/1/49	770,000	873,857
Series C 5.00% 1/1/26	500,000	562,200
Chicago, Illinois Board of Education
Series A 144A 7.00% 12/1/46 #	2,500,000	3,146,850
Series G 5.00% 12/1/44	2,445,000	2,665,612
Series H 5.00% 12/1/46	4,225,000	4,596,209
Harris County, Texas Humble Independent School District
Series A 4.00% 2/15/33	1,000,000	1,248,070

		22,244,246

79

Schedules of investments

Delaware National High-Yield Municipal Bond Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Pre-Refunded/Escrowed to Maturity Bonds — 3.11%
California Municipal Finance Authority Revenue
(Azusa Pacific University Project)
Series B 144A 7.75% 4/1/31-21 #, §	750,000	$782,925
California Statewide Communities Development Authority Revenue
(California Baptist University Project)
7.50% 11/1/41-21 §	1,000,000	1,083,460
Central Texas Regional Mobility Authority Revenue
Senior Lien 6.00% 1/1/41-21 §	1,890,000	1,926,458
Subordinate Lien 6.75% 1/1/41-21 §	1,000,000	1,021,390
Clifton, Texas Higher Education Finance Corporation Revenue
(Idea Public Schools)
5.75% 8/15/41-21 §	1,000,000	1,051,610
(Uplift Education)
Series A 6.25% 12/1/45-20 §	1,000,000	1,014,810
District of Columbia Revenue
(Center of Strategic & International Studies)
6.625% 3/1/41-21 §	2,235,000	2,305,291
(KIPP Charter School)
6.00% 7/1/48-23 §	1,450,000	1,682,768
Foothill-Eastern Transportation Corridor Agency, California
Series A 6.00% 1/15/49-24 §	7,690,000	9,175,554
Illinois Railsplitter Tobacco Settlement Authority
6.00% 6/1/28-21 §	1,455,000	1,518,307
Louisiana Public Facilities Authority Revenue
(Ochsner Clinic Foundation Project)
6.50% 5/15/37-21 §	1,705,000	1,779,901
Martin County, Florida Health Facilities Authority Revenue
(Martin Memorial Medical Center)
5.50% 11/15/42-21 §	1,000,000	1,063,380
Nampa Development Corporation, Idaho Revenue 144A
5.00% 9/1/31-24 #, §	2,940,000	3,546,787
New York State
Series A 5.25% 2/15/24-21 §	2,000,000	2,046,420
North Texas Education Finance Revenue
(Uplift Education)
Series A 5.25% 12/1/47-22 §	2,100,000	2,270,226
Onondaga, New York Civic Development Revenue
(St. Joseph’s Hospital Health Center Project)
4.50% 7/1/32-22 §	1,000,000	1,075,460

80

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Pre-Refunded/Escrowed to Maturity Bonds (continued)
Philadelphia, Pennsylvania Authority for Industrial Development Revenue
(New Foundation Charter School Project)
6.625% 12/15/41-22 §	1,000,000	$1,140,770
Southwestern Illinois Development Authority Revenue
(Memorial Group)
7.125% 11/1/30-23 §	1,420,000	1,718,427
7.125% 11/1/43-23 §	2,500,000	3,025,400
Travis County, Texas Health Facilities Development Corporation Revenue
(Westminster Manor Project)
7.125% 11/1/40-20 §	1,000,000	1,011,080
University of Arizona Medical Center Hospital Revenue
6.00% 7/1/39-21 §	1,500,000	1,572,420

		41,812,844

Resource Recovery Revenue Bonds — 0.75%
Blythe Township, Pennsylvania Solid Waste Authority Revenue
7.75% 12/1/37 (AMT)	3,000,000	3,313,740
Orange County, Florida Industrial Development Authority Revenue
(Anuvia Florida LLC Project)
Series A 144A 4.00% 7/1/48 (AMT)#	2,665,000	199,875
Union County, New Jersey Improvement Authority
(Aries Linden, LLC Project) 144A
6.75% 12/1/41 (AMT)#	7,000,000	6,586,510

		10,100,125

Special Tax Revenue Bonds — 9.08%
Celebration Pointe, Florida Community Development District
5.125% 5/1/45	1,915,000	1,978,406
Cherry Hill, Virginia Community Development Authority
(Potomac Shores Project)
144A 5.15% 3/1/35 #	1,000,000	1,018,050
144A 5.40% 3/1/45 #	2,000,000	2,031,860
Conley Road Transportation Development District, Missouri
5.375% 5/1/47	5,200,000	5,224,024

81

Schedules of investments

Delaware National High-Yield Municipal Bond Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Special Tax Revenue Bonds (continued)
Dutchess County, New York Local Development Corporation Revenue
(Anderson Center Services Inc. Project)
6.00% 10/1/30	1,600,000	$1,602,480
Fountain Urban Renewal Authority, Colorado
(Improvement - South Academy Highland)
Series A 5.50% 11/1/44	3,750,000	3,844,912
GDB Debt Recovery Authority of Puerto Rico
(Taxable)
7.50% 8/20/40	8,000,000	5,490,000
Glen Cove, New York Local Economic Assistance
(Garvies Point Public Improvement Project)
Series A 5.00% 1/1/56	2,000,000	2,064,440
Hickory Chase Community Authority Revenue, Ohio
(Hickory Chase Project)
Senior Series A 144A 5.00% 12/1/40 #	1,410,000	1,431,263
Juban Crossing Economic Development District, Louisiana
(General Infrastructure Projects)
Series C 144A 7.00% 9/15/44 #	3,215,000	2,789,077
(Road Projects)
Series A 144A 7.00% 9/15/44 #	2,050,000	1,778,416
Kansas City, Missouri Land Clearance Redevelopment Authority Revenue
(Convention Centre Hotel Project - TIF Financing)
Series B 144A 5.00% 2/1/40 #	935,000	980,431
Series B 144A 5.00% 2/1/50 #	1,825,000	1,901,778
Midtown Miami, Florida Community Development District
(Parking Garage Project)
Series A 5.00% 5/1/37	500,000	516,575
Mobile, Alabama Improvement District
(McGowin Park Project)
Series A 5.25% 8/1/30	1,000,000	1,016,200
Series A 5.50% 8/1/35	1,300,000	1,312,064
Mosaic District, Virginia Community Development Authority Revenue
Series A 6.875% 3/1/36	1,500,000	1,523,250
New York City, New York Industrial Development Agency
(Pilot - Queens Baseball Stadium)
5.00% 1/1/22 (AMBAC)	1,000,000	1,000,210
(Yankee Stadium)
7.00% 3/1/49 (AGC)	1,000,000	1,005,540

82

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Special Tax Revenue Bonds (continued)
Northampton County, Pennsylvania Industrial Development Authority
(Route 33 Project)
7.00% 7/1/32	2,260,000	$2,432,687
Prairie Center Metropolitan District No 3, Colorado
Series A 144A 5.00% 12/15/41 #	2,000,000	2,040,920
Public Finance Authority Revenue, Wisconsin
(American Dream @ Meadowlands Project)
144A 7.00% 12/1/50 #	5,065,000	4,403,156
Puerto Rico Sales Tax Financing Revenue
(Restructured)
Series A-1 4.75% 7/1/53	36,970,000	38,856,949
Series A-1 5.00% 7/1/58	15,610,000	16,666,797
Series A-1 5.47% 7/1/46 ^	19,225,000	5,515,076
Series A-2 4.784% 7/1/58	3,301,000	3,476,976
Richmond Heights, Missouri Tax Increment & Transaction Sales Tax Revenue Improvement
(Francis Place Redevelopment Project)
5.625% 11/1/25	955,000	955,115
St. Louis County, Missouri Industrial Development Authority
(Manchester Ballas Community)
Series A 144A 5.00% 9/1/38 #	1,050,000	1,020,054
Series A 144A 5.25% 9/1/45 #	3,540,000	3,406,577
St. Louis, Missouri Industrial Development Authority Tax Increment Revenue Improvement
(Grand Center Redevelopment Project)
6.375% 12/1/25	675,000	675,513
Wyandotte County, Kansas City, Kansas Unified Government Special Obligation Revenue
(Sales Tax Vacation Village Project)
Series A 6.00% 9/1/35	4,690,000	4,244,638

		122,203,434

State General Obligation Bonds — 7.84%
California State
Various Purposes
(Bid Group A)
5.00% 10/1/28	5,000,000	6,676,150
(Bid Group B)
5.00% 8/1/27	5,000,000	6,301,750
Commonwealth of Massachusetts
Series B 5.00% 1/1/32	5,000,000	6,415,400

83

Schedules of investments

Delaware National High-Yield Municipal Bond Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
State General Obligation Bonds (continued)
Commonwealth of Puerto Rico
Series A 5.25% 7/1/31 ‡	6,980,000	$4,981,975
Series A 5.375% 7/1/33 ‡	900,000	635,625
Series A 6.00% 7/1/38 ‡	4,520,000	3,248,750
Series A 8.00% 7/1/35 ‡	9,140,000	5,586,825
(Public Improvement)
Series A 5.00% 7/1/41 ‡	4,525,000	2,833,781
Series A 5.125% 7/1/37 ‡	3,225,000	2,096,250
Series A 5.25% 7/1/30 ‡	1,955,000	1,395,381
Series A 5.50% 7/1/39 ‡	165,000	109,313
Series C 6.00% 7/1/39 ‡	9,486,000	6,675,773
Series D 5.75% 7/1/41 ‡	11,750,000	7,740,312
Illinois State
5.00% 1/1/28	1,190,000	1,322,138
5.00% 5/1/36	1,710,000	1,805,486
5.00% 11/1/36	2,245,000	2,444,176
5.00% 2/1/39	2,180,000	2,285,338
5.125% 12/1/29	1,310,000	1,497,395
5.50% 5/1/39	6,000,000	7,016,760
Series A 5.00% 10/1/30	2,000,000	2,286,180
Series A 5.00% 12/1/34	2,100,000	2,330,601
Series A 5.00% 4/1/38	2,805,000	2,918,266
Series B 4.00% 11/1/35	2,000,000	2,071,780
Series D 5.00% 11/1/28	4,700,000	5,279,181
Minnesota State
Series A 5.00% 8/1/30	5,000,000	6,603,600
Ohio State
(Infrastructure Improvement)
Series A 5.00% 9/1/32	5,000,000	6,497,150
Washington State
(Various Purpose)
Series C 5.00% 2/1/28	5,000,000	6,561,500

		105,616,836

Transportation Revenue Bonds — 2.18%
Dallas, Texas Fort Worth International Airport
Series B 5.00% 11/1/33	5,000,000	6,617,200
Denver, Colorado Airport System Revenue
Series A 5.00% 11/15/21 (AMT)	55,000	57,998
Houston, Texas Airport System Revenue
Subordinate Lien
Series A 5.00% 7/1/25 (AMT)	1,000,000	1,033,580

84

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Transportation Revenue Bonds (continued)
Kentucky Public Transportation Infrastructure Authority
(1st Tier - Downtown Crossing)
Series A 5.75% 7/1/49	1,800,000	$1,926,702
Series A 6.00% 7/1/53	1,290,000	1,385,847
Long Beach, California Marina Revenue
5.00% 5/15/40	1,000,000	1,086,960
Phoenix, Arizona Civic Improvement
(Junior Lien)
Series A 5.00% 7/1/40	30,000	34,317
Port of Beaumont Navigation District of Jefferson County, Texas
(Jefferson Gulf Coast Energy Project)
Series A 144A 4.00% 1/1/50 (AMT)#	3,875,000	3,882,479
Riverside County, California Transportation Senior Lien
Series A 5.75% 6/1/48	1,000,000	1,089,420
South Jersey Port, New Jersey
(Subordinated Marine Terminal Revenue)
Series A 5.00% 1/1/49	1,110,000	1,260,993
Series B 5.00% 1/1/48 (AMT)	2,000,000	2,179,860
Texas Private Activity Bond Surface Transportation Corporate Senior Lien
(NTE Mobility Partners Segments 3 LLC Segment 3C Project)
5.00% 6/30/58 (AMT)	1,500,000	1,761,600
(NTE Mobility)
6.75% 6/30/43 (AMT)	1,905,000	2,172,938
7.00% 12/31/38 (AMT)	1,335,000	1,534,556
Virginia Small Business Financing Authority
(Transform 66 P3 Project)
5.00% 12/31/56 (AMT)	2,975,000	3,347,589

		29,372,039

Water & Sewer Revenue Bonds — 2.90%
California State Department of Water Resources
Series BB 5.00% 12/1/35	2,000,000	2,737,360
Chicago, Illinois Waterworks Revenue
(2nd Lien)
5.00% 11/1/26	180,000	215,682
5.00% 11/1/28	30,000	36,103
Dominion, Colorado Water & Sanitation District Revenue
6.00% 12/1/46	3,920,000	4,093,695

85

Schedules of investments

Delaware National High-Yield Municipal Bond Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Water & Sewer Revenue Bonds (continued)
Jefferson County, Alabama Sewer Revenue
(Senior Lien-Warrants)
Series A 5.50% 10/1/53 (AGM)	2,500,000	$2,791,025
(Sub Lien-Warrants)
Series D 6.50% 10/1/53	14,000,000	16,330,300
Series D 7.00% 10/1/51	5,000,000	5,911,000
Texas Water Development Board
(Master Trust)
Series B 5.00% 4/15/31	5,240,000	6,930,424

		39,045,589

Total Municipal Bonds (cost $1,259,502,446)		1,312,478,349

Short-Term Investments — 1.44%
Variable Rate Demand Notes — 1.44%¤
Mississippi Business Finance Corporation Gulf Opportunity Zone Industrial Development Revenue
(Chevron U.S.A. Inc. Project)
Series B 0.03% 12/1/30	600,000	600,000
Series B 0.03% 11/1/35	4,450,000	4,450,000
Series G 0.03% 11/1/35	1,600,000	1,600,000
Series K 0.03% 11/1/35	650,000	650,000
Series L 0.03% 11/1/35	1,000,000	1,000,000
New York City, New York Water Finance Authority Water & Sewer System Revenue
Series D-22 0.02% 6/15/43 (SPA - JPMorgan Chase Bank N.A.)	4,400,000	4,400,000
Philadelphia, Pennsylvania Hospitals & Higher Education Facilities Authority
(The Children’s Hospital of Philadelphia Project)
Series B
0.01% 7/1/41 (SPA - Bank Of America N.A.)	6,700,000	6,700,000

Total Short-Term Investments (cost $19,400,000)		19,400,000

Total Value of Securities — 98.90% (cost $1,278,902,446)		$1,331,878,349

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At August 31, 2020, the aggregate value of Rule 144A securities was $327,662,966, which represents 24.33% of the Fund’s net assets. See Note 9 in “Notes to financial statements.”

86

=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”

^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.

‡	Non-income producing security. Security is currently in default.

•

Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at August 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their description above.

§

Pre-refunded bonds. Municipal bonds that are generally backed or secured by US Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond will be pre-refunded. See Note 9 in “Notes to financial statements.”

¤

Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. Each rate shown is as of August 31, 2020.

Summary of abbreviations:

AGC – Insured by Assured Guaranty Corporation

AGM – Insured by Assured Guaranty Municipal Corporation

AMBAC – Insured by AMBAC Assurance Corporation

AMT – Subject to Alternative Minimum Tax

ICE – Intercontinental Exchange, Inc.

KIPP – Knowledge is Power Program

L.P. – Limited Partnership

LIBOR – London interbank offered rate

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

LLC – Limited Liability Corporation

N.A. – National Association

SPA – Stand-by Purchase Agreement

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

87

Statements of assets and liabilities	August 31, 2020

	Delaware	Delaware	Delaware
	Tax-Free	Tax-Free USA	National High-Yield
	USA Fund	Intermediate Fund	Municipal Bond Fund
Assets:
Investments, at value*	$619,473,991	$566,791,750	$1,331,878,349
Cash	5,877,768	582,942	3,017,000
Receivable for securities sold	—	3,683,000	—
Interest receivable	6,348,771	5,957,428	14,001,232
Receivable for fund shares sold	1,224,940	1,412,399	2,111,384

Total Assets	632,925,470	578,427,519	1,351,007,965

Liabilities:
Payable for securities purchased	6,396,580	5,386,126	—
Distribution payable	438,663	361,779	1,107,736
Payable for fund shares redeemed	379,093	627,054	2,063,058
Investment management fees payable to affiliates	217,881	165,603	551,144
Distribution fees payable to affiliates	108,914	23,756	98,570
Other accrued expenses	74,098	69,405	180,782
Dividend disbursing and transfer agent fees and expenses payable to non-affiliates	47,538	56,007	224,541
Dividend disbursing and transfer agent fees and expenses payable to affiliates	4,853	4,486	10,610
Trustees’ fees and expenses payable to affiliates	4,418	4,171	9,866
Accounting and administration expenses payable to affiliates	2,125	1,989	4,244
Legal fees payable to affiliates	1,059	1,000	2,365

Total Liabilities	7,675,222	6,701,376	4,252,916

Total Net Assets	$625,250,248	$571,726,143	$1,346,755,049

Net Assets Consist of:
Paid-in capital	$579,151,078	$534,506,859	$1,291,586,038
Total distributable earnings (loss)	46,099,170	37,219,284	55,169,011

Total Net Assets	$625,250,248	$571,726,143	$1,346,755,049

88

	Delaware Tax-Free USA Fund	Delaware Tax-Free USA Intermediate Fund	Delaware National High-Yield Municipal Bond Fund
Net Asset Value
Class A:
Net assets	$478,671,126	$106,135,669	$182,214,447
Shares of beneficial interest outstanding, unlimited authorization, no par	40,081,462	8,656,126	16,337,369
Net asset value per share	$11.94	$12.26	$11.15
Sales charge	4.50%	2.75%	4.50%
Offering price per share, equal to net asset value per share / (1 - sales charge)	$12.50	$12.61	$11.68
Class C:
Net assets	$10,778,023	$11,863,804	$68,992,718
Shares of beneficial interest outstanding, unlimited authorization, no par	902,340	968,222	6,161,571
Net asset value per share	$11.94	$12.25	$11.20
Institutional Class:
Net assets	$135,801,099	$453,726,670	$1,095,547,884
Shares of beneficial interest outstanding, unlimited authorization, no par	11,286,101	36,651,063	97,330,344
Net asset value per share	$12.03	$12.38	$11.26

*Investments, at cost	$576,391,612	$527,828,126	$1,278,902,446

See accompanying notes, which are an integral part of the financial statements.

89

Statements of operations	Year ended August 31, 2020

	Delaware Tax-Free USA Fund	Delaware Tax-Free USA Intermediate Fund	Delaware National High-Yield Municipal Bond Fund
Investment Income:
Interest	$24,482,597	$19,306,347	$67,266,043

Expenses:
Management fees	3,275,489	2,727,019	7,004,860
Distribution expenses - Class A	1,122,683	276,522	492,324
Distribution expenses - Class C	135,167	182,819	826,809
Dividend disbursing and transfer agent fees and expenses	469,762	466,136	1,150,553
Accounting and administration expenses	139,050	129,686	268,583
Registration fees	86,088	74,622	138,344
Legal fees	49,282	44,491	126,058
Audit and tax fees	45,660	45,660	45,660
Reports and statements to shareholders expenses	37,166	32,562	73,126
Trustees’ fees and expenses	34,919	31,622	80,379
Custodian fees	21,935	15,766	172,350
Other	45,045	47,742	94,517

	5,462,246	4,074,647	10,473,563
Less expenses waived	(812,197)	(871,986)	(809,915)
Less waived distribution expenses - Class A	—	(110,609)	—
Less expenses paid indirectly	(3,260)	(4,112)	(829)

Total operating expenses	4,646,789	3,087,940	9,662,819

Net Investment Income	19,835,808	16,218,407	57,603,224

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	3,980,350	126,778	13,180,732
Net change in unrealized appreciation (depreciation) of investments	(6,778,517)	(1,616,337)	(65,116,746)

Net Realized and Unrealized Loss	(2,798,167)	(1,489,559)	(51,936,014)

Net Increase in Net Assets Resulting from Operations	$17,037,641	$14,728,848	$5,667,210

See accompanying notes, which are an integral part of the financial statements.

90

Statements of changes in net assets

Delaware Tax-Free USA Fund

	Year ended
	8/31/20	8/31/19
Increase (Decrease) in Net Assets from Operations:
Net investment income	$19,835,808	$19,754,538
Net realized gain	3,980,350	1,048,183
Net change in unrealized appreciation (depreciation)	(6,778,517)	23,917,474

Net increase in net assets resulting from operations	17,037,641	44,720,195

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(16,057,427)	(16,273,524)
Class C	(377,485)	(472,923)
Institutional Class	(5,191,254)	(3,153,841)

	(21,626,166)	(19,900,288)

Capital Share Transactions:
Proceeds from shares sold:
Class A	94,406,974	109,025,107
Class C	2,492,529	2,698,828
Institutional Class	65,805,952	93,831,044
Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	14,383,519	14,655,203
Class C	329,893	404,200
Institutional Class	4,750,966	2,682,248

	182,169,833	223,296,630

91

Statements of changes in net assets

Delaware Tax-Free USA Fund

	Year ended
	8/31/20	8/31/19
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(99,923,072)	$(152,307,083)
Class C	(7,874,648)	(6,533,225)
Institutional Class	(66,849,145)	(44,281,845)

	(174,646,865)	(203,122,153)

Increase in net assets derived from capital share transactions	7,522,968	20,174,477

Net Increase in Net Assets	2,934,443	44,994,384

Net Assets:
Beginning of year	622,315,805	577,321,421

End of year	$625,250,248	$622,315,805

See accompanying notes, which are an integral part of the financial statements.

92

Statements of changes in net assets

Delaware Tax-Free USA Intermediate Fund

	Year ended
	8/31/20	8/31/19
Increase (Decrease) in Net Assets from Operations:
Net investment income	$16,218,407	$16,667,720
Net realized gain	126,778	1,077,571
Net change in unrealized appreciation (depreciation)	(1,616,337)	21,366,521

Net increase in net assets resulting from operations	14,728,848	39,111,812

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(3,184,081)	(3,886,242)
Class C	(370,025)	(565,999)
Institutional Class	(12,664,301)	(12,215,479)

	(16,218,407)	(16,667,720)

Capital Share Transactions:
Proceeds from shares sold:
Class A	30,135,038	27,623,937
Class C	1,791,499	3,447,342
Institutional Class	145,582,678	160,249,995
Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	2,926,566	3,607,123
Class C	333,101	508,002
Institutional Class	10,253,302	9,563,643

	191,022,184	205,000,042

93

Statements of changes in net assets

Delaware Tax-Free USA Intermediate Fund

	Year ended
	8/31/20	8/31/19
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(50,173,924)	$(49,240,907)
Class C	(13,003,690)	(10,079,399)
Institutional Class	(101,023,651)	(163,828,572)

	(164,201,265)	(223,148,878)

Increase (decrease) in net assets derived from capital share transactions	26,820,919	(18,148,836)

Net Increase in Net Assets	25,331,360	4,295,256

Net Assets:
Beginning of year	546,394,783	542,099,527

End of year	$571,726,143	$546,394,783

See accompanying notes, which are an integral part of the financial statements.

94

Statements of changes in net assets

Delaware National High-Yield Municipal Bond Fund

	Year ended
	8/31/20	8/31/19
Increase (Decrease) in Net Assets from Operations:
Net investment income	$57,603,224	$57,113,679
Net realized gain	13,180,732	3,014,071
Net change in unrealized appreciation (depreciation)	(65,116,746)	55,266,412

Net increase in net assets resulting from operations	5,667,210	115,394,162

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(7,762,606)	(8,113,223)
Class C	(2,642,753)	(3,047,818)
Institutional Class	(46,586,746)	(45,407,727)

	(56,992,105)	(56,568,768)

Capital Share Transactions:
Proceeds from shares sold:
Class A	64,182,912	54,097,913
Class C	10,269,059	14,629,646
Institutional Class	340,902,541	377,244,099
Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	7,046,701	7,392,441
Class C	2,408,413	2,752,227
Institutional Class	37,810,611	37,356,231

	462,620,237	493,472,557

95

Statements of changes in net assets

Delaware National High-Yield Municipal Bond Fund

	Year ended
	8/31/20	8/31/19
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(88,787,279)	$(61,870,843)
Class C	(31,832,862)	(22,089,760)
Institutional Class	(385,626,313)	(336,446,245)

	(506,246,454)	(420,406,848)

Increase (decrease) in net assets derived from capital share transactions	(43,626,217)	73,065,709

Net Increase (Decrease) in Net Assets	(94,951,112)	131,891,103
Net Assets:
Beginning of year	1,441,706,161	1,309,815,058

End of year	$1,346,755,049	$1,441,706,161

See accompanying notes, which are an integral part of the financial statements.

96

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Financial highlights

Delaware Tax-Free USA Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	Amount is less than $0.005 per share.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

98

Year ended

8/31/20	8/31/19	8/31/18	8/31/17	8/31/16

$11.96	$11.44	$11.70	$12.22	$11.83

0.38	0.41	0.42	0.43	0.42
0.01	0.52	(0.26)	(0.40)	0.39

0.39	0.93	0.16	0.03	0.81

(0.38)	(0.41)	(0.42)	(0.43)	(0.42)
(0.03)	— [2]	—	(0.12)	—

(0.41)	(0.41)	(0.42)	(0.55)	(0.42)

$11.94	$11.96	$11.44	$11.70	$12.22

3.44%	8.35%	1.44%	0.41%	7.00%

$478,671	$472,153	$481,117	$415,314	$493,408
0.81%	0.81%	0.81%	0.81%	0.81%

0.95%	0.95%	0.96%	0.96%	0.95%
3.24%	3.55%	3.66%	3.71%	3.52%

3.10%	3.41%	3.51%	3.56%	3.38%
77%	43%	42%	33%	33%

99

Financial highlights

Delaware Tax-Free USA Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	Amount is less than $0.005 per share.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

100

Year ended

8/31/20	8/31/19	8/31/18	8/31/17	8/31/16

$11.96	$11.44	$11.70	$12.22	$11.83

0.29	0.32	0.34	0.34	0.33
0.01	0.52	(0.26)	(0.40)	0.39

0.30	0.84	0.08	(0.06)	0.72

(0.29)	(0.32)	(0.34)	(0.34)	(0.33)
(0.03)	— [2]	—	(0.12)	—

(0.32)	(0.32)	(0.34)	(0.46)	(0.33)

$11.94	$11.96	$11.44	$11.70	$12.22

2.66%	7.55%	0.68%	(0.35% )	6.19%

$10,778	$16,051	$18,808	$27,397	$31,545
1.56%	1.56%	1.56%	1.56%	1.56%

1.70%	1.70%	1.71%	1.71%	1.70%
2.49%	2.80%	2.91%	2.96%	2.77%

2.35%	2.66%	2.76%	2.81%	2.63%
77%	43%	42%	33%	33%

101

Financial highlights

Delaware Tax-Free USA Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	Amount is less than $0.005 per share.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

102

Year ended

8/31/20	8/31/19	8/31/18	8/31/17	8/31/16

$12.05	$11.52	$11.79	$12.31	$11.91

0.41	0.44	0.45	0.46	0.46
0.01	0.53	(0.27)	(0.40)	0.40

0.42	0.97	0.18	0.06	0.86

(0.41)	(0.44)	(0.45)	(0.46)	(0.46)
(0.03)	— [2]	—	(0.12)	—

(0.44)	(0.44)	(0.45)	(0.58)	(0.46)

$12.03	$12.05	$11.52	$11.79	$12.31

3.70%	8.68%	1.61%	0.68%	7.32%

$135,801	$134,112	$77,396	$62,872	$45,696
0.56%	0.56%	0.56%	0.56%	0.56%

0.70%	0.70%	0.71%	0.71%	0.70%
3.49%	3.80%	3.91%	3.96%	3.77%

3.35%	3.66%	3.76%	3.81%	3.63%
77%	43%	42%	33%	33%

103

Financial highlights

Delaware Tax-Free USA Intermediate Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	Amount is less than $0.005 per share.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

104

Year ended

8/31/20	8/31/19	8/31/18	8/31/17	8/31/16

$12.28	$11.76	$12.06	$12.38	$12.04

0.35	0.37	0.37	0.35	0.35
(0.02)	0.52	(0.30)	(0.32)	0.34

0.33	0.89	0.07	0.03	0.69

(0.35)	(0.37)	(0.37)	(0.35)	(0.35)
—	—	—	— [2]	—

(0.35)	(0.37)	(0.37)	(0.35)	(0.35)

$12.26	$12.28	$11.76	$12.06	$12.38

2.76%	7.71%	0.57%	0.35%	5.79%

$106,135	$123,691	$136,653	$164,154	$188,034
0.65%	0.65%	0.71%	0.75%	0.75%

0.91%	0.91%	0.92%	0.93%	0.92%
2.87%	3.11%	3.10%	2.92%	2.84%

2.61%	2.85%	2.89%	2.74%	2.67%
27%	25%	32%	26%	35%

105

Financial highlights

Delaware Tax-Free USA Intermediate Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	Amount is less than $0.005 per share.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

106

Year ended

8/31/20	8/31/19	8/31/18	8/31/17	8/31/16

$12.27	$11.75	$12.05	$12.37	$12.03

0.24	0.27	0.27	0.25	0.24
(0.02)	0.52	(0.30)	(0.32)	0.35

0.22	0.79	(0.03)	(0.07)	0.59

(0.24)	(0.27)	(0.27)	0.25	(0.25)
—	—	—	— [2]	—

(0.24)	(0.27)	(0.27)	(0.25)	(0.25)

$12.25	$12.27	$11.75	$12.05	$12.37

1.89%	6.81%	(0.28% )	(0.50% )	4.90%

$11,864	$22,874	$28,002	$40,402	$49,515
1.50%	1.50%	1.56%	1.60%	1.60%

1.66%	1.66%	1.67%	1.68%	1.67%
2.02%	2.26%	2.25%	2.07%	1.99%

1.86%	2.10%	2.14%	1.99%	1.92%
27%	25%	32%	26%	35%

107

Financial highlights

Delaware Tax-Free USA Intermediate Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	Amount is less than $0.005 per share.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

108

Year ended

8/31/20	8/31/19	8/31/18	8/31/17	8/31/16

$12.40	$11.87	$12.17	$12.50	$12.16

0.37	0.39	0.39	0.37	0.37
(0.02)	0.53	(0.30)	(0.33)	0.34

0.35	0.92	0.09	0.04	0.71

(0.37)	(0.39)	(0.39)	(0.37)	(0.37)
—	—	—	— [2]	—

(0.37)	(0.39)	(0.39)	(0.37)	(0.37)

$12.38	$12.40	$11.87	$12.17	$12.50

2.92%	7.92%	0.75%	0.44%	5.92%

$453,727	$399,830	$377,445	$369,443	$479,172
0.50%	0.50%	0.56%	0.60%	0.60%

0.66%	0.66%	0.67%	0.68%	0.67%
3.02%	3.26%	3.25%	3.07%	2.99%

2.86%	3.10%	3.14%	2.99%	2.92%
27%	25%	32%	26%	35%

109

Financial highlights

Delaware National High-Yield Municipal Bond Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

110

Year ended

8/31/20	8/31/19	8/31/18	8/31/17	8/31/16

$11.48	$11.00	$11.05	$11.42	$10.75

0.44	0.46	0.46	0.44	0.41
(0.33)	0.48	(0.05)	(0.37)	0.67

0.11	0.94	0.41	0.07	1.08

(0.44)	(0.46)	(0.46)	(0.44)	(0.41)

(0.44)	(0.46)	(0.46)	(0.44)	(0.41)

$11.15	$11.48	$11.00	$11.05	$11.42

1.06%	8.81%	3.80%	0.72%	10.25%

$182,214	$208,549	$200,493	$190,211	$250,810
0.85%	0.85%	0.85%	0.85%	0.85%

0.91%	0.90%	0.91%	0.94%	0.94%
3.99%	4.22%	4.19%	4.02%	3.73%

3.93%	4.17%	4.13%	3.93%	3.64%
44%	33%	19%	27%	13%

111

Financial highlights

Delaware National High-Yield Municipal Bond Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager.

Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

112

Year ended

8/31/20	8/31/19	8/31/18	8/31/17	8/31/16

$11.52	$11.04	$11.09	$11.47	$10.80

0.36	0.38	0.38	0.36	0.33
(0.32)	0.48	(0.05)	(0.38)	0.67

0.04	0.86	0.33	(0.02)	1.00

(0.36)	(0.38)	(0.38)	(0.36)	(0.33)

(0.36)	(0.38)	(0.38)	(0.36)	(0.33)

$11.20	$11.52	$11.04	$11.09	$11.47

0.41%	7.98%	3.03%	(0.11% )	9.41%

$68,993	$91,184	$92,155	$97,974	$113,905
1.60%	1.60%	1.60%	1.60%	1.60%

1.66%	1.65%	1.66%	1.69%	1.69%
3.24%	3.47%	3.44%	3.27%	2.98%

3.18%	3.42%	3.38%	3.18%	2.89%
44%	33%	19%	27%	13%

113

Financial highlights

Delaware National High-Yield Municipal Bond Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

114

Year ended

8/31/20	8/31/19	8/31/18	8/31/17	8/31/16

$11.58	$11.10	$11.15	$11.53	$10.85

0.47	0.49	0.49	0.47	0.45
(0.32)	0.48	(0.05)	(0.38)	0.67

0.15	0.97	0.44	0.09	1.12

(0.47)	(0.49)	(0.49)	(0.47)	(0.44)

(0.47)	(0.49)	(0.49)	(0.47)	(0.44)

$11.26	$11.58	$11.10	$11.15	$11.53

1.44%	9.03%	4.07%	0.92%	10.57%

$1,095,548	$1,141,973	$1,017,167	$932,716	$905,436
0.60%	0.60%	0.60%	0.60%	0.60%

0.66%	0.65%	0.66%	0.69%	0.69%
4.24%	4.47%	4.44%	4.27%	3.98%

4.18%	4.42%	4.38%	4.18%	3.89%
44%	33%	19%	27%	13%

115

Notes to financial statements
Delaware Funds® by Macquarie national tax-free funds	August 31, 2020

Delaware Group® Tax-Free Fund is organized as a Delaware statutory trust and offers two series: Delaware Tax-Free USA Fund and Delaware Tax-Free USA Intermediate Fund. Voyageur Mutual Funds is organized as a Delaware statutory trust and offers five series: Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund, and Delaware Tax-Free New York Fund. Delaware Group Tax-Free Fund and Voyageur Mutual Funds are each referred to as a Trust, or collectively, as the Trusts. These financial statements and the related notes pertain to Delaware Tax-Free USA Fund, Delaware Tax-Free USA Intermediate Fund, and Delaware National High-Yield Municipal Bond Fund (each a Fund, or together, the Funds). Each Trust is an open-end investment company. The Funds are considered diversified under the Investment Company Act of 1940, as amended (1940 Act), and offer Class A, Class C, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 4.50% for Delaware Tax-Free USA Fund and Delaware National High-Yield Municipal Bond Fund, and 2.75% for Delaware Tax-Free USA Intermediate Fund. Class A share purchases of $1,000,000 or more for Delaware Tax-Free USA Fund and $250,000 or more for Delaware National High-Yield Municipal Bond Fund will incur a contingent deferred sales charge (CDSC) instead of a front-end sales charge of 1.00%, if redeemed during the first year and 0.50% during the second year and 0.75% for Class A share purchases of $1,000,000 for Delaware Tax-Free USA Intermediate Fund if redeemed within the first year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, which will be incurred if redeemed during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

1. Significant Accounting Policies

Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Funds.

Security Valuation — Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Trust’s Board of Trustees (each, a Board or, collectively, the Boards). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Boards.

Federal Income Taxes — No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions

116

to shareholders. Each Fund evaluates tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken or expected to be taken on each Fund’s federal income tax returns through the year ended August 31, 2020 and for all open tax years (years ended August 31, 2017–August 31, 2019), and has concluded that no provision for federal income tax is required in each Fund’s financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statements of operations.” During the year ended August 31, 2020, the Funds did not incur any interest or tax penalties.

Class Accounting — Investment income and common expenses are allocated to the various classes of each Fund on the basis of “settled shares” of each class in relation to the net assets of each Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to a Fund are charged directly to that Fund. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Each Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. Each Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

117

Notes to financial statements

Delaware Funds® by Macquarie national tax-free funds

1. Significant Accounting Policies (continued)

Each Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statements of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended August 31, 2020, each Fund earned the following amounts under this arrangement:

Fund	Custody Credits

Delaware Tax-Free USA Fund	$2,869
Delaware Tax-Free USA Intermediate Fund	3,975
Delaware National High-Yield Municipal Bond Fund	433

Each Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended August 31, 2020, each Fund earned the following amounts under this arrangement:

Fund	Earnings Credits

Delaware Tax-Free USA Fund	$391
Delaware Tax-Free USA Intermediate Fund	137
Delaware National High-Yield Municipal Bond Fund	396

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly based on each Fund’s average daily net assets as follows:

	Delaware Tax-Free USA Fund	Delaware Tax-Free USA Intermediate Fund	Delaware National High-Yield Municipal Bond Fund

On the first $500 million	0.5500%	0.5000%	0.5500%
On the next $500 million	0.5000%	0.4750%	0.5000%
On the next $1.5 billion	0.4500%	0.4500%	0.4500%
In the excess of $2.5 billion	0.4250%	0.4250%	0.4250%

DMC has contractually agreed to waive that portion, if any, of its management fee and/or pay/reimburse each Fund to the extent necessary to ensure that total annual operating expenses (excluding any distribution and service (12b-1) fees, acquired fund fees and expenses, taxes, interest, inverse floater program expenses, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding the following percentage of each Fund’s average daily net assets

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from September 1, 2019 through August 31, 2020.* These expense waivers and reimbursements may only be terminated by agreement of DMC and each Fund. The waivers and reimbursements are accrued daily and received monthly.

Fund	Operating expense limitation as a percentage of average daily net assets

Delaware Tax-Free USA Fund	0.56%
Delaware Tax-Free USA Intermediate Fund	0.50%
Delaware National High-Yield Municipal Bond Fund	0.60%

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to each Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative net asset value (NAV) basis. These amounts are included on the “Statements of operations” under “Accounting and administration expenses.” For the year ended August 31, 2020, each Fund was charged for these services as follows:

Fund	Fees

Delaware Tax-Free USA Fund	$24,798
Delaware Tax-Free USA Intermediate Fund	22,836
Delaware National High-Yield Municipal Bond Fund	51,751

DIFSC is also the transfer agent and dividend disbursing agent of each Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rates: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; and 0.005% of the next $20 billion; and 0.0025% of average daily net assets in excess of $50 billion. The fees payable to DIFSC under the shareholder services agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. These amounts are included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended August 31, 2020, each Fund was charged for these services as follows:

Fund	Fees

Delaware Tax-Free USA Fund	$55,899
Delaware Tax-Free USA Intermediate Fund	50,685
Delaware National High-Yield Municipal Bond Fund	128,254

Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to each Fund. Sub-transfer

119

Notes to financial statements

Delaware Funds® by Macquarie national tax-free funds

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

agency fees are paid by each Fund and are also included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, Delaware National High-Yield Municipal Bond Fund pays DDLP, the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.25% of the average daily net assets of the Class A shares. The Board for Delaware Tax-Free USA Fund has adopted a formula for calculating 12b-1 fees for the Fund’s Class A shares that went into effect on June 1, 1992. The Fund’s Class A shares are currently subject to a blended 12b-1 fee equal to the sum of: (1) 0.10% of average daily net assets representing shares acquired prior to June 1, 1992, and (2) 0.25% of average daily net assets representing shares that were acquired on or after June 1, 1992. All of the Fund’s Class A shareholders bear 12b-1 fees at the same blended rate, currently 0.25% of average daily net assets, based on the formula described above. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board. The Class A shares of Delaware Tax-Free USA Intermediate Fund were subject to a 12b-1 fee of 0.25% of average daily net assets, which was contractually waived to 0.15% of average daily net assets from September 1, 2019 through August 31, 2020.* Each Fund pays 1.00% of the average daily net assets of the Class C shares. The fees are calculated daily and paid monthly. Institutional Class shares do not pay 12b-1 fees.

As provided in the investment management agreement, each Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to each Fund. These amounts are included on the “Statements of operations” under “Legal fees.” For the year ended August 31, 2020, each Fund was charged for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees as follows:

Fund	Fees

Delaware Tax-Free USA Fund	$17,756
Delaware Tax-Free USA Intermediate Fund	16,240
Delaware National High-Yield Municipal Bond Fund	40,764

For the year ended August 31, 2020, DDLP earned commissions on sales of Class A shares for each Fund as follows:

Fund	Commissions

Delaware Tax-Free USA Fund	$25,177
Delaware Tax-Free USA Intermediate Fund	3,190
Delaware National High-Yield Municipal Bond Fund	32,981

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For the year ended August 31, 2020, DDLP received gross CDSC commissions on redemptions of each Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares. The amounts received were as follows:

Fund	Class A	Class C

Delaware Tax-Free USA Fund	$1,302	$371
Delaware Tax-Free USA Intermediate Fund	2,184	551
Delaware National High-Yield Municipal Bond Fund	100,809	5,339

Trustees’ fees include expenses accrued by each Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Funds.

Cross trades for the year ended August 31, 2020, were executed by each Fund pursuant to procedures adopted by the Boards designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At their regularly scheduled meetings, the Boards review such transactions for compliance with the procedures adopted by the Boards. Pursuant to these procedures, for the year ended August 31, 2020, the Funds engaged in the following Rule 17a-7 securities purchases and securities sales, which resulted in net realized gains (losses) as follows:

	Purchases	Sales	Net realized gain (loss)

Delaware Tax-Free USA Fund	$69,506,902	$74,062,805	$(3,800,635)
Delaware Tax-Free USA Intermediate Fund	39,617,341	32,391,009	(116,710)
Delaware National High-Yield Municipal Bond Fund	32,130,607	50,646,418	(1,380,159)

*The aggregate contractual waiver period covering this report is from December 28, 2018 through December 28, 2020.

3. Investments

For the year ended August 31, 2020, each Fund made purchases and sales of investment securities other than short-term investments as follows:

Fund	Purchases	Sales

Delaware Tax-Free USA Fund	$466,677,424	$471,517,538
Delaware Tax-Free USA Intermediate Fund	167,542,910	146,740,097
Delaware National High-Yield Municipal Bond Fund	610,929,948	691,251,377

121

Notes to financial statements

Delaware Funds® by Macquarie national tax-free funds

3. Investments (continued)

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments, but approximates the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At August 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for each Fund were as follows:

Fund	Cost of investments	Aggregate unrealized appreciation of investments	Aggregate unrealized depreciation of investments	Net unrealized appreciation of investments

Delaware Tax-Free USA Fund	$577,113,272	$49,193,246	$(6,832,527)	$42,360,719
Delaware Tax-Free USA Intermediate Fund	527,828,126	40,800,365	(1,836,741)	38,963,624
Delaware National High-Yield Municipal Bond Fund	1,278,997,068	97,313,177	(44,431,896)	52,881,281

US GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

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Level 3 –	Significant unobservable inputs, including each Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. Each Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following tables summarize the valuation of each Fund’s investments by fair value hierarchy levels as of August 31, 2020:

Delaware Tax-Free USA Fund
Level 2
Securities
Assets:
Municipal Bonds	$614,138,991
Short-Term Investments	5,335,000

Total Value of Securities	$619,473,991

Delaware Tax-Free USA Intermediate Fund
Level 2
Securities
Assets:
Municipal Bonds	$553,541,750
Short-Term Investments	13,250,000

Total Value of Securities	$566,791,750

	Delaware National High-Yield Municipal Bond Fund
	Level 2	Level 3	Total
Securities
Assets:
Municipal Bonds	$1,312,382,527	$95,822	$1,312,478,349
Short-Term Investments	19,400,000	—	19,400,000

Total Value of Securities	$1,331,782,527	$95,822	$1,331,878,349

A reconciliation of Level 3 investments is presented when a Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to that Fund’s net assets. Management has determined not to provide a reconciliation of Level 3 investments as the Level 3 investments were not considered significant to the Fund’s net assets at the beginning, interim, or end of the year. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments were not considered significant to the Fund’s net assets at the end of the year.

123

Notes to financial statements

Delaware Funds® by Macquarie national tax-free funds

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended August 31, 2020 and 2019 was as follows:

	Tax-exempt income	Ordinary income	Long-term capital gains	Total
Year ended August 31, 2020:

Delaware Tax-Free USA Fund	$19,686,226	$676,158	$1,263,782	$21,626,166
Delaware Tax-Free USA Intermediate Fund	16,218,407	—	—	16,218,407
Delaware National High-Yield Municipal Bond Fund	56,742,285	249,820	—	56,992,105
Year ended August 31, 2019:

Delaware Tax-Free USA Fund	19,673,037	81,501	145,750	19,900,288
Delaware Tax-Free USA Intermediate Fund	16,667,720	—	—	16,667,720
Delaware National High-Yield Municipal Bond Fund	56,547,428	21,340	—	56,568,768

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5. Components of Net Assets on a Tax Basis

As of August 31, 2020, the components of net assets on a tax basis were as follows:

	Delaware Tax-Free USA Fund	Delaware Tax-Free USA Intermediate Fund	Delaware National High-Yield Municipal Bond Fund

Shares of beneficial interest	$579,151,078	$534,506,859	$1,291,586,038
Undistributed tax-exempt income	373,189	328,668	1,126,049
Undistributed long-term capital gains	4,371,985	—	2,269,417
Qualified late year loss deferrals	(568,060)	—	—
Distributions payable	(438,663)	(361,779)	(1,107,736)
Capital loss carryforwards	—	(1,711,229)	—
Unrealized appreciation of investments	42,360,719	38,963,624	52,881,281

Net assets	$625,250,248	$571,726,143	$1,346,755,049

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and tax treatment of market discount and premium on debt instruments, if applicable.

Qualified late year ordinary and capital losses (including currency and specified gain (loss) items) represent losses realized from January 1, 2020 through August 31, 2020 and November 1, 2019 through August 31, 2020, respectively, that, in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At August 31, 2020, the Funds utilized capital loss carryforwards as follows:

Delaware Tax-Free USA Intermediate Fund	$126,778
Delaware National High-Yield Municipal Bond Fund	13,029,258

At August 31, 2020, capital loss carryforwards available to offset future realized capital gains, are as follows:

	Loss carryforward character

	Short-term	Long-term	Total
Delaware Tax-Free USA Intermediate Fund	$1,711,229	$—	$1,711,229

At August 31, 2020, there were no capital loss carryforwards for Delaware Tax-Free USA Fund.

125

Notes to financial statements

Delaware Funds® by Macquarie national tax-free funds

6. Capital Shares

Transactions in capital shares were as follows:

	Delaware Tax-Free USA Fund		Delaware Tax-Free USA Intermediate Fund		Delaware National High-Yield Municipal Bond Fund
	Year ended		Year ended		Year ended

	8/31/20	8/31/19	8/31/20	8/31/19	8/31/20	8/31/19
Shares sold:
Class A	8,128,109	9,633,567	2,507,418	2,346,565	5,760,481	4,939,498
Class C	209,130	235,464	148,655	294,667	909,664	1,334,649
Institutional Class	5,517,306	8,058,705	11,945,089	13,507,386	30,588,566	34,265,773

Shares issued upon reinvestment of dividends and distributions:
Class A	1,237,423	1,282,034	243,247	305,278	640,413	675,346
Class C	28,406	35,429	27,722	43,148	218,235	250,585
Institutional Class	406,363	232,343	844,472	801,340	3,406,052	3,379,605

	15,526,737	19,477,542	15,716,603	17,298,384	41,523,411	44,845,456

Shares redeemed:
Class A	(8,760,862)	(13,496,639)	(4,166,754)	(4,200,242)	(8,235,396)	(5,676,550)
Class C	(677,015)	(572,900)	(1,072,043)	(856,325)	(2,879,671)	(2,018,698)
Institutional Class	(5,767,214)	(3,877,118)	(8,385,796)	(13,850,854)	(35,257,417)	(30,706,607)

	(15,205,091)	(17,946,657)	(13,624,593)	(18,907,421)	(46,372,484)	(38,401,855)

Net increase (decrease)	321,646	1,530,885	2,092,010	(1,609,037)	(4,849,073)	6,443,601

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the tables above and on the “Statements of changes in net assets.” For the years ended August 31, 2020 and 2019, each Fund had the following exchange transactions:

	Exchange Redemptions			Exchange Subscriptions

	Class A Shares	Class C Shares	Institutional Class Shares	Class A Shares	Institutional Class Shares	Value
Delaware Tax-Free USA Fund
8/31/20	118,464	60,517	—	60,554	117,593	$2,113,033
8/31/19	122,933	9,379	—	9,402	122,076	1,496,654
Delaware Tax-Free USA Intermediate Fund
8/31/20	119,341	17,213	—	17,222	118,367	1,660,124
8/31/19	1,189,029	4,719	6,641	11,435	1,178,174	13,998,550
Delaware National High-Yield Municipal Bond Fund
8/31/20	320,408	19,256	—	15,368	321,944	3,710,189
8/31/19	9,893	—	—	—	9,811	108,773

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7. Line of Credit

Each Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $220,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. On November 4, 2019, the Participants entered into an amendment to the agreement for a $250,000,000 revolving line of credit (Agreement). The Agreement was increased to $275,000,000 on May 6, 2020. The Agreement is to be used as described below and operates in substantially the same manner as the original agreement. The line of credit available under the Agreement expires on November 2, 2020.

Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on November 4, 2019.

The Funds had no amounts outstanding as of August 31, 2020, or at any time during the year then ended.

8. Securities Lending

Delaware Tax-Free USA Intermediate Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by

127

Notes to financial statements

Delaware Funds® by Macquarie national tax-free funds

8. Securities Lending (continued)

government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. The Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

During the year ended August 31, 2020, Delaware Tax-Free USA Intermediate Fund had no securities out on loan. For the year ended August 31, 2020, Delaware Tax-Fee USA Fund and Delaware National High-Yield Municipal Bond Fund were not included in the Lending Agreement.

9. Geographic, Credit, and Market Risks

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance.

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

128

IBOR risk is the risk that potential changes related to the use of the London interbank offered rate (LIBOR) could have adverse impacts on financial instruments that reference LIBOR. The potential abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR. The use of alternative reference rate products may impact investment strategy performance. These risks may also apply with respect to changes in connection with other interbank offered rates (“IBORs”), such as the euro overnight index average (EONIA), which are also the subject of recent reform.

The Funds concentrate their investments in securities issued by municipalities, and may be subject to geographic concentration risk. In addition, the Funds have the flexibility to invest in issuers in US territories and possessions such as the Commonwealth of Puerto Rico, the US Virgin Islands, and Guam, whose bonds are also free of federal and individual state income taxes.

The value of the Funds’ investments may be adversely affected by new legislation within the US states or territories, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no certainty that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in each Fund. At August 31, 2020, the percentage of each Fund’s net assets insured by bond issuers are listed on the next page and these securities have been identified on the “Schedules of investments.”

	Delaware Tax-Free USA Fund	Delaware Tax-Free USA Intermediate Fund	Delaware National High-Yield Municipal Bond Fund
Assured Guaranty Corporation	0.16%	—	0.24%
Assured Guaranty Municipal Corporation	0.23%	1.61%	0.21%
AMBAC Assurance Corporation	—	—	0.07%
National Public Finance Guarantee Corporation	0.06%	—	—

Total	0.45%	1.61%	0.52%

As of August 31, 2020, Delaware Tax-Free USA Fund invested in municipal bonds issued by the states of New York and Texas and territory of Puerto Rico, which constituted approximately 12.35%, 11.16%, and 11.98%, respectively, of the Fund’s net assets. As of August 31, 2020, Delaware Tax-Free USA Intermediate Fund invested in municipal bonds issued by the states of California and New York, which constituted approximately 14.04% and 16.23%, respectively, of the Fund’s net assets. As of August 31, 2020, Delaware National High-Yield Municipal Bond Fund invested in municipal bonds issued by the state of California and territory of Puerto Rico which constituted approximately 12.00% and 10.62%,

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Notes to financial statements

Delaware Funds® by Macquarie national tax-free funds

9. Geographic, Credit, and Market Risks (continued)

respectively, the Fund’s net assets. These investments could make each Fund more sensitive to economic conditions in those states than other more geographically diversified national municipal income funds.

Each Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s Financial Services LLC (S&P), lower than Baa3 by Moody’s Investors Service, Inc. (Moody’s), or similarly rated by another nationally recognized statistical rating organization. Investments in these higher-yielding securities are generally accompanied by a greater degree of credit risk than higher-rated securities. Additionally, lower-rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

Each Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. Each Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Each Fund may invest in advance refunded bonds, escrow secured bonds, or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a “current refunding.” “Advance refunded bonds” are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest-bearing debt securities, which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are “escrowed to maturity” when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered “pre-refunded” when the refunding issue’s proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become “defeased” when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody’s, S&P, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A, promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable.

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The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Boards have delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of each Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to each Fund’s 15% limit on investments in illiquid securities. Rule 144A securities held by each Fund have been identified on the “Schedules of investments.”

10. Contractual Obligations

Each Fund enters into contracts in the normal course of business that contain a variety of indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. However, each Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund’s existing contracts and expects the risk of loss to be remote.

11. Recent Accounting Pronouncements

In March 2017, FASB issued Accounting Standards Update (ASU), ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain callable debt securities purchased at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management has implemented ASU 2017-08 and determined that the impact of this guidance to each Fund’s net assets at the end of the period is not material.

In August 2018, FASB issued ASU 2018-13, which changes certain fair value measurement disclosure requirements. ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, Management is evaluating the implications of these changes on the financial statements.

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. As of the financial reporting period, Management is evaluating the impact of applying this ASU.

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Notes to financial statements

Delaware Funds® by Macquarie national tax-free funds

12. Subsequent Events

On August 12, 2020, the Board approved a proposal to reorganize the following acquired funds with and into the applicable acquiring funds as indicated below (each, a “Reorganization” and together, the “Reorganizations”):

Acquired Fund	Acquiring Fund
Delaware Tax-Exempt Income Fund, a series of the Delaware Group Limited-Term Government Funds	Delaware Tax-Free USA Intermediate Fund, a series of the Trust

Delaware Tax-Exempt Opportunities Fund, a series of the Delaware Group Limited-Term Government Funds	Delaware Tax-Free USA Fund, a series of the Trust

The proposal is not subject to shareholder approval. The Board of Trustees of Delaware Group Limited-Term Government Funds has determined that each Reorganization is in the best interests of the applicable Acquired Fund and that the interests of each Acquired Fund’s existing shareholders will not be diluted as a result of the Reorganization.

Effective a week before the Reorganizations, each Acquired Fund will be closed to new investors. Each Acquired Fund will continue to accept purchases (including reinvested dividends and capital gains) from existing shareholders until a week before the Reorganizations. Contingent deferred sales charges will be waived on redemptions from each Acquired Fund through the date of each Reorganization. The Reorganizations are expected to take place in December 2020.

Management has determined that no other material events or transactions occurred subsequent to August 31, 2020, that would require recognition or disclosure in the Funds’ financial statements.

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Report of independent

registered public accounting firm

To the Board of Trustees of Delaware Group® Tax-Free Fund and Voyageur Mutual Funds and Shareholders of Delaware Tax-Free USA Fund, Delaware Tax-Free USA Intermediate Fund and Delaware National High-Yield Municipal Bond Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Delaware Tax-Free USA Fund, Delaware Tax-Free USA Intermediate Fund (constituting Delaware Group® Tax Free Fund) and Delaware National High-Yield Municipal Bond Fund (one of the funds constituting Voyageur Mutual Funds) (hereafter collectively referred to as the “Funds”) as of August 31, 2020, the related statements of operations for the year ended August 31, 2020, the statements of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of August 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2020 and each of the financial highlights for each of the five years in the period ended August 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 19, 2020

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

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Other Fund information (Unaudited)

Delaware Funds® by Macquarie national tax-free funds

Liquidity Risk Management Program

The Securities and Exchange Commission (the “SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”), which requires all open-end funds (other than money market funds) to adopt and implement a program reasonably designed to assess and manage the fund’s “liquidity risk,” defined as the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund.

The Funds have adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Board has designated the Division Director of the US Operational Risk Group of Macquarie Asset Management as the Program Administrator for each Fund in the Trust.

As required by the Liquidity Rule, the Program includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of each Fund’s liquidity risk; (2) classification of each of the Fund’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of each Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting each Fund’s acquisition of Illiquid investments if, immediately after the acquisition, each Fund would hold more than 15% of its net assets in Illiquid assets. The Program also requires reporting to the SEC (on a non-public basis) and to the Board if each Fund’s holdings of Illiquid assets exceed 15% of each Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

In assessing and managing each Fund’s liquidity risk, the Program Administrator considers, as relevant, a variety of factors, including: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; and (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements. Classification of each Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or to sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value. Each Fund primarily holds assets that are classified as Highly Liquid, and therefore is not required to establish an HLIM.

At a meeting of the Board held on May 19-21, 2020, the Program Administrator provided a written report to the Board addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018 through March 31, 2020. The report concluded that the Program is appropriately designed and effectively implemented and that it meets the requirements of Rule 22e-4 and each Fund’s liquidity needs. Each Fund’s HLIM is set at an appropriate level and the Funds complied with its HLIM at all times during the reporting period.

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Tax Information

The information set forth below is for each Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Funds. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended August 31, 2020, each Fund reports distributions paid during the year as follows:

	(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	(C) Tax-Exempt Distributions (Tax Basis)	Total Distributions (Tax Basis)
Delaware Tax-Free USA Fund	5.84%	3.13%	91.03%	100.00%
Delaware Tax-Free USA Intermediate Fund	—	—	100.00%	100.00%
Delaware National High-Yield Municipal Bond Fund	—	0.44%	99.56%	100.00%

(A), (B) and (C) are based on a percentage of each Fund’s total distributions.

Board consideration of Investment Advisory Agreements for Delaware National High-Yield Municipal Bond Fund, Delaware Tax-Free USA Fund, and Delaware Tax-Free USA Intermediate Fund at a meeting held on August 11-13, 2020

At a meeting held on August 11-13, 2020 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreements for Delaware National High-Yield Municipal Bond Fund, Delaware Tax-Free USA Fund, and Delaware Tax-Free USA Intermediate Fund (each, a “Fund” and together, the “Funds”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”), included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”) concerning, among other things, the nature, extent, and quality of services provided to the Funds; the costs of such services to the Funds;

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Other Fund information (Unaudited)

Delaware Funds® by Macquarie national tax-free funds

Board consideration of Investment Advisory Agreements for Delaware National High-Yield Municipal Bond Fund, Delaware Tax-Free USA Fund, and Delaware Tax-Free USA Intermediate Fund at a meeting held on August 11-13, 2020 (continued)

economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2020, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared each Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy, the structure of portfolio manager compensation, comparative client fee information, and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of each Fund’s advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Funds and their shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Funds; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Funds; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (“Delaware Funds”); and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Fund matters. The Board also noted the benefits provided to Fund shareholders through (a) each shareholder’s ability to: (i) exchange an investment in one Delaware Fund for the same class of shares in another Delaware Fund without a sales charge, or (ii) reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Funds, and (b) the privilege to combine holdings in other Delaware Funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Investment performance. The Board placed significant emphasis on the investment performance of the Funds in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for each Fund showed the investment

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performance of its Class A shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for each Fund was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent, applicable, ended January 31, 2020. The Board’s objective is that each Fund’s performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

Delaware Tax-Free USA Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional general & insured municipal debt funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was in the second quartile of its Performance Universe. The Board was satisfied with performance.

Delaware Tax-Free USA Intermediate Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional intermediate municipal debt funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1- and 3-year periods was in the first quartile of its Performance Universe. The report further showed that the Fund’s total return for the 5- and 10-year periods was in the second quartile of its Performance Universe. The Board was satisfied with performance.

Delaware National High-Yield Municipal Bond Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional high yield municipal debt funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1- and 10-year periods was in the first quartile of its Performance Universe. The report further showed that the Fund’s total return for the 3- and 5-year periods was in the second quartile of its Performance Universe. The Board was satisfied with performance.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for each Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of each Fund versus effective management fees and total expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, each Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. Each Fund’s total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Class A shares and comparative total expenses including 12b-1 and non-12b-1 service fees. The Board’s objective is for each Fund’s total expense ratio to be competitive with those of the peer funds within its Expense Group.

Delaware Tax-Free USA Fund – The expense comparisons for the Fund showed that its actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was

137

Other Fund information (Unaudited)

Delaware Funds® by Macquarie national tax-free funds

Board consideration of Investment Advisory Agreements for Delaware National High-Yield Municipal Bond Fund, Delaware Tax-Free USA Fund, and Delaware Tax-Free USA Intermediate Fund at a meeting held on August 11-13, 2020 (continued)

satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group as shown in the Broadridge report.

Delaware Tax-Free USA Intermediate Fund – The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group as shown in the Broadridge report.

Delaware National High-Yield Municipal Bond Fund – The expense comparisons for the Fund showed that its actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Board gave favorable consideration to the Fund’s management fee, but noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered fee waivers in place through December 2020 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight, and custody services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Funds. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to Fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees met with JDL personnel to discuss DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as each Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed each Fund’s advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would

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otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that, as of March 31, 2020, Delaware Tax-Free USA Fund’s assets and Delaware Tax-Free USA Intermediate Fund’s assets exceeded the first breakpoint level. The Board also noted that, as of March 31, 2020, Delaware National High-Yield Municipal Bond Fund’s assets exceeded the second breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by DMC and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Funds and their shareholders.

139

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Interested Trustee

Shawn K. Lytle[1] 610 Market Street Philadelphia, PA 19106 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	President – Macquarie Investment Management[2] (June 2015–Present) Regional Head of Americas – UBS Global Asset Management (April 2010–May 2015)	93	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)

Independent Trustees

Jerome D. Abernathy 610 Market Street Philadelphia, PA 19106 July 1959	Trustee	Since January 2019	Managing Member, Stonebrook Capital Management, LLC (financial technology: macro factors and databases) (January 1993-Present)	93	None

140

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Thomas L. Bennett 610 Market Street Philadelphia, PA 19106 October 1947	Chair and Trustee	Trustee since March 2005 Chair since March 2015	Private Investor (March 2004–Present)	93	None

Ann D. Borowiec 610 Market Street Philadelphia, PA 19106 November 1958	Trustee	Since March 2015	Chief Executive Officer, Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) – J.P. Morgan Chase & Co.	93	Director — Banco Santander International (October 2016–December 2019) Director — Santander Bank, N.A. (December 2016–December 2019)

Joseph W. Chow 610 Market Street Philadelphia, PA 19106 January 1953	Trustee	Since January 2013	Private Investor (April 2011–Present)	93	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (July 2004–July 2014)

141

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

John A. Fry 610 Market Street Philadelphia, PA 19106 May 1960	Trustee	Since January 2001	President – Drexel University (August 2010–Present) President – Franklin & Marshall College (July 2002–June 2010)	93	Director; Compensation Committee and Governance Committee Member — Community Health Systems (May 2004–Present) Director — Drexel Morgan & Co. (2015–2019) Director and Audit Committee Member — vTv Therapeutics Inc. (2017–Present) Director and Audit Committee Member — FS Credit Real Estate Income Trust, Inc. (2018–Present) Director — Federal Reserve Bank of Philadelphia (January 2020–Present)

Lucinda S. Landreth 610 Market Street Philadelphia, PA 19106 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	93	None

142

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Frances A. Sevilla-Sacasa 610 Market Street Philadelphia, PA 19106 January 1956	Trustee	Since September 2011	Private Investor (January 2017–Present) Chief Executive Officer — Banco Itaú International (April 2012–December 2016) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007-December 2008)	93

Trust Manager and Audit Committee Chair — Camden Property Trust (August 2011–Present) Director; Strategic Planning and Reserves Committee and Nominating and Governance Committee Member — Callon Petroleum Company (December 2019–Present) Director; Audit Committee Member — Carrizo Oil & Gas, Inc.

(March 2018–December 2019)

143

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Thomas K. Whitford 610 Market Street Philadelphia, PA 19106 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC Financial Services Group	93

Director — HSBC North America Holdings Inc.

(December 2013–Present) Director — HSBC USA Inc. (July 2014–Present)

Director — HSBC Bank USA, National Association

(July 2014–March 2017) Director — HSBC Finance Corporation (December 2013–April 2018)

144

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Christianna Wood 610 Market Street Philadelphia, PA 19106 August 1959	Trustee	Since January 2019	Chief Executive Officer and President — Gore Creek Capital, Ltd. (August 2009–Present)	93

Director; Finance Committee and Audit Committee Member — H&R Block Corporation (July 2008–Present) Director; Investments Committee, Capital and Finance Committee, and Audit Committee Member — Grange Insurance (2013–Present) Trustee; Chair of Nominating and Governance Committee and Audit Committee Member — The Merger Fund

(2013–Present), The Merger Fund VL (2013–Present); WCM Alternatives: Event-Driven Fund

(2013–Present), and WCM Alternatives: Credit Event Fund (December 2017–Present) Director; Chair of Governance Committee and Audit Committee Member — International Securities Exchange (2010–2016)

145

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Janet L. Yeomans 610 Market Street Philadelphia, PA 19106 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012), Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	93	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company (2009–2017)

Officers

David F. Connor 610 Market Street Philadelphia, PA 19106 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Investment Management.	93	None[3]

Daniel V. Geatens 610 Market Street Philadelphia, PA 19106 October 1972	Vice President and Treasurer	Vice President and Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.	93	None[3]

146

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Richard Salus 610 Market Street Philadelphia, PA 19106 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Macquarie Investment Management.	93	None

1 Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

2 Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

3 David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has an affiliated investment manager.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 231-8002.

147

About the organization

Board of trustees

Shawn K. Lytle

President and

Chief Executive Officer

Delaware Funds®

by Macquarie

Philadelphia, PA

Jerome D. Abernathy

Managing Member

Stonebrook Capital

Management, LLC

Jersey City, NJ

Thomas L. Bennett

Chairman of the Board

Delaware Funds

by Macquarie

Private Investor

Rosemont, PA

Affiliated officers

David F. Connor

Senior Vice President,

General Counsel,

and Secretary

Delaware Funds

by Macquarie

Philadelphia, PA

Ann D. Borowiec

Former Chief Executive

Officer

Private Wealth Management

J.P. Morgan Chase & Co.

New York, NY

Joseph W. Chow

Former Executive Vice President

State Street Corporation

Boston, MA

John A. Fry

President

Drexel University

Philadelphia, PA

Daniel V. Geatens

Vice President and

Treasurer

Delaware Funds

by Macquarie

Philadelphia, PA

Lucinda S. Landreth

Former Chief Investment

Officer

Assurant, Inc.

New York, NY

Frances A.

Sevilla-Sacasa

Former Chief Executive

Officer

Banco Itaú International

Miami, FL

Richard Salus

Senior Vice President and

Chief Financial Officer

Delaware Funds

by Macquarie

Philadelphia, PA

Thomas K. Whitford

Former Vice Chairman

PNC Financial Services Group

Pittsburgh, PA

Christianna Wood

Chief Executive Officer

and President

Gore Creek Capital, Ltd.

Golden, CO

Janet L. Yeomans

Former Vice President and

Treasurer

3M Company

St. Paul, MN

This annual report is for the information of Delaware Tax-Free USA Fund, Delaware Tax-Free USA Intermediate Fund, and Delaware National High-Yield Municipal Bond Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Each Fund’s Forms N-PORT, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities and the Schedules of Investments included in the Funds’ most recent Form N-PORT are available without charge on the Funds’ website at delawarefunds.com/literature. Each Fund’s Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

148

Annual report

Fixed income mutual funds

Delaware Tax-Free Arizona Fund

Delaware Tax-Free California Fund

Delaware Tax-Free Colorado Fund

Delaware Tax-Free Idaho Fund

Delaware Tax-Free New York Fund

Delaware Tax-Free Pennsylvania Fund

August 31, 2020

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund’s shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Fund or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by signing up at delawarefunds.com/edelivery. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Carefully consider the Funds’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Funds’ prospectus and their summary prospectuses, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail. Visit delawarefunds.com/edelivery.

Experience Delaware Funds® by Macquarie

Macquarie Investment Management (MIM) is a global asset manager with offices in the United States, Europe, Asia, and Australia. As active managers, we prioritize autonomy and accountability at the investment team level in pursuit of opportunities that matter for clients. Delaware Funds is one of the longest-standing mutual fund families, with more than 80 years in existence.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund, and Delaware Tax-Free Pennsylvania Fund at delawarefunds.com/literature.

Manage your account online

●	Check your account balance and transactions

●	View statements and tax forms

●	Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

The Funds are distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

The Funds are governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of August 31, 2020, and subject to change for events occurring after such date.

The Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2020 Macquarie Management Holdings, Inc.

Portfolio management review
Delaware Funds® by Macquarie state tax-free funds	September 8, 2020 (Unaudited)

Performance preview (for the year ended August 31, 2020)

Delaware Tax-Free Arizona Fund (Institutional Class shares)	1-year return	+2.05%
Delaware Tax-Free Arizona Fund (Class A shares)	1-year return	+1.79%
Bloomberg Barclays Municipal Bond Index (benchmark)	1-year return	+3.24%
Lipper Other States Municipal Debt Funds Average	1-year return	+2.14%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Tax-Free Arizona Fund, please see the table on page 10.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

The Lipper Other States Municipal Debt Funds Average compares funds that limit assets to those securities that are exempt from taxation on a specified city or state basis.

Please see page 14 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Delaware Tax-Free California Fund (Institutional Class shares)	1-year return	+1.84%
Delaware Tax-Free California Fund (Class A shares)	1-year return	+1.59%
Bloomberg Barclays Municipal Bond Index (benchmark)	1-year return	+3.24%
Lipper California Municipal Debt Funds Average	1-year return	+1.62%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Tax-Free California Fund, please see the table on page 15.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

The Lipper California Municipal Debt Funds Average compares funds that limit assets to those securities that are exempt from taxation in California (double tax-exempt) or a city in California (triple tax-exempt).

Please see page 19 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Delaware Tax-Free Colorado Fund (Institutional Class shares)	1-year return	+2.14%
Delaware Tax-Free Colorado Fund (Class A shares)	1-year return	+1.88%
Bloomberg Barclays Municipal Bond Index (benchmark)	1-year return	+3.24%
Lipper Other States Municipal Debt Funds Average	1-year return	+2.14%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Tax-Free Colorado Fund, please see the table on page 20.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

The Lipper Other States Municipal Debt Funds Average compares funds that limit assets to those securities that are exempt from taxation on a specified city or state basis.

Please see page 24 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Portfolio management review
Delaware Funds® by Macquarie state tax-free funds

Delaware Tax-Free Idaho Fund (Institutional Class shares)	1-year return	+2.02%
Delaware Tax-Free Idaho Fund (Class A shares)	1-year return	+1.77%
Bloomberg Barclays Municipal Bond Index (benchmark)	1-year return	+3.24%
Lipper Other States Municipal Debt Funds Average	1-year return	+2.14%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Tax-Free Idaho Fund, please see the table on page 25.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

The Lipper Other States Municipal Debt Funds Average compares funds that limit assets to those securities that are exempt from taxation on a specified city or state basis.

Please see page 29 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Delaware Tax-Free New York Fund (Institutional Class shares)	1-year return	+2.03%
Delaware Tax-Free New York Fund (Class A shares)	1-year return	+1.68%
Bloomberg Barclays Municipal Bond Index (benchmark)	1-year return	+3.24%
Lipper New York Municipal Debt Funds Average	1-year return	+0.95%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Tax-Free New York Fund, please see the table on page 30.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

The Lipper New York Municipal Debt Funds Average compares funds that limit assets to those securities that are exempt from taxation in New York (double tax-exempt) or a city in New York (triple tax-exempt).

Please see page 34 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Delaware Tax-Free Pennsylvania Fund (Institutional Class shares)	1-year return	+1.84%
Delaware Tax-Free Pennsylvania Fund (Class A shares)	1-year return	+1.72%
Bloomberg Barclays Municipal Bond Index (benchmark)	1-year return	+3.24%
Lipper Pennsylvania Municipal Debt Funds Average	1-year return	+1.84%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Tax-Free Pennsylvania Fund, please see the table on page 35.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

The Lipper Pennsylvania Municipal Debt Funds Average compares funds that limit assets to those securities that are exempt from taxation in Pennsylvania (double tax-exempt) or a city in Pennsylvania (triple tax-exempt).

Please see page 39 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objectives

Delaware Tax-Free Arizona Fund seeks as high a level of current income exempt from federal income tax and from the Arizona state personal income tax as is consistent with preservation of capital.

Delaware Tax-Free California Fund seeks as high a level of current income exempt from federal income tax and from the California state personal income tax as is consistent with preservation of capital.

Delaware Tax-Free Colorado Fund seeks as high a level of current income exempt from federal income tax and from the personal income tax in Colorado as is consistent with preservation of capital.

Delaware Tax-Free Idaho Fund seeks as high a level of current income exempt from federal income tax and from Idaho personal income taxes as is consistent with preservation of capital.

Delaware Tax-Free New York Fund seeks as high a level of current income exempt from federal income tax and from New York state personal income taxes as is consistent with preservation of capital.

Delaware Tax-Free Pennsylvania Fund seeks as high a level of current income exempt from federal income tax and from Pennsylvania state personal income tax as is consistent with preservation of capital.

Economic backdrop

For most of the first half of the fiscal year ended August 31, 2020, the US economy continued along its steady growth path with historically low unemployment. In both the third and fourth calendar quarters of 2019, the nation’s gross domestic product (GDP) – a measure of national economic output – rose by an annualized 2.1%. Meanwhile, the US jobless rate remained at or near a half-century low throughout 2019 and into 2020, reaching a low of 3.9% in September 2019.

Starting in February 2020, however, global economic conditions began to dramatically worsen as the full social and financial impact of the coronavirus pandemic became evident. Quarantine orders mounted across the country and around the world, economic activity ground to a halt, and job losses grew by the millions. US GDP shrank by an annualized 5.0% in the first quarter of 2020 and then by an annualized 31.7% in the second quarter, the worst quarterly economic contraction in US history.

Both the US Federal Reserve and the federal government took aggressive action to attempt to ease this economic damage. In early March, the Fed cut the federal funds rate, its benchmark short-term interest rate, by 0.50 percentage points. Two weeks later, it cut the federal funds rate by another full percentage point, bringing it to essentially zero, where it stood throughout the remainder of the fiscal year. Further, in late March, the federal government passed the Coronavirus Aid, Relief, and Economic Security (CARES) Act, a $2 trillion economic stimulus bill focused on providing support to individuals and businesses hurt by the economic fallout.

After the United States lost 20.5 million jobs in April 2020, the US unemployment rate soared to 14.7%, the highest level seen since the Great Depression. As economies around the country gradually reopened, however, the national economic picture slowly improved. By August, the US jobless rate fell to 8.4% – still historically high, though a significant improvement from earlier in the year – as some workers returned to their positions after temporary layoffs.

Sources: US Bureau of Economic Analysis, US Bureau of Labor Statistics, and Bloomberg.

Portfolio management review
Delaware Funds® by Macquarie state tax-free funds

Municipal bond market conditions

Overall, the municipal bond market, as measured by the Bloomberg Barclays Municipal Bond Index, returned 3.24% for the fiscal year ended August 31, 2020.

When describing market conditions, we can divide the fiscal year into three distinct periods. The first covers September 2019 through March 9, 2020, during which municipal bonds enjoyed solid performance amid favorable demand for tax-exempt securities, coupled with relatively limited supply. In this environment, longer-duration, lower-rated securities generally outperformed their shorter-maturity, more highly rated counterparts, as many investors accepted greater interest rate risk and credit risk in exchange for higher yields. During this period, the municipal bond market, as measured by the Bloomberg Barclays Municipal Bond Index, gained 3.04%.

Starting on March 10, however, conditions for investors in municipal bonds abruptly shifted. With mounting concern about the coronavirus, market volatility soared, liquidity dried up, and more highly leveraged institutional investors were forced to unload their municipal debt. Investors, eager for safety, bid up prices of more highly rated, shorter-term bonds, while lower-quality, longer-term issues lagged, reflecting their increased credit and duration risk. Between March 10 and April 30, the Bloomberg Barclays Municipal Bond Index declined 4.84%, with most of that loss coming during two especially difficult weeks in March. Lower-investment-grade and below-investment-grade bonds performed notably poorly during this roughly seven-week stretch, declining 11.85% and 14.00%, respectively.

Finally, between May and the end of the fiscal year on August 31, municipal securities rallied strongly, with the Bloomberg Barclays Municipal Bond Index gaining 5.29%. Better-than-expected national economic data and heightened demand for tax-exempt bonds, especially lower-rated issues that had fallen disproportionately during the market’s earlier downturn, boosted the asset class.

Looking at the full fiscal year, the following tables indicate that bonds with intermediate maturities generally outperformed their shorter- and longer-dated counterparts, while more highly rated issues fared better than lower-rated bonds.

Returns by maturity
1 year	1.95%
3 years	2.88%
5 years	3.51%
10 years	3.53%
22+ years	3.05%

Returns by credit rating
AAA	4.03%
AA	3.58%
A	2.75%
BBB	1.33%

Source: Bloomberg.

Economic backdrop in the states

Arizona’s economy has shown some resilience relative to the national economy, even with the pandemic’s spread in the state. Its unemployment rate as of July was 10.6%, down from 12.6% in April, but above national levels. Arizona’s fiscal year 2020 revenues are expected to finish 8% below estimates due to the coronavirus, with fiscal year 2021 General Fund revenues down 7% from expectations. The two-year combined revenue loss is $1.63 billion. Arizona is getting $1.85 billion in CARES Act funding. The 2021 budget contains no new spending aside from teacher salary increases. In the second quarter of 2020, the governor added $55 million to spending for virus-related costs. (Sources: bls.gov, bea.gov, ncsl.org.)

California’s unemployment rate had been 3.9% from December 2019 to February 2020 before rising to 5.5% in March and 16.4% in April, then easing to 16.3% in May and 13.3% in July. Only Maine, New York, Massachusetts, Nevada, New Jersey, and Pennsylvania have higher unemployment rates. The fiscal year 2021 budget of $143 billion includes $14 billion of federal funding not yet approved. If not received by October, the state will have to cut the same amount out of the budget for the balance of the year. The 2021 budget is nearly $10 billion lower than original projections. The coronavirus pandemic has moved the state from a $17.9 billion surplus to a $16 billion deficit by fiscal year 2024, with a total of $54 billion in lost revenues due to the coronavirus. The budget surplus will be drawn over three years. The 2021 budget has personal tax revenues down 18.9% from 2020 and sales tax revenues down 17.4%. The 2021 budget has no decrease for K-12 education and community colleges but does cut university funding by $1 billion. In what could be a positive sign, state tax withholding revenues from March through June were down 3% from 2019. The state received $9.52 billion in CARES Act funding. (Sources: bls.gov, dof.ca.gov.)

Colorado’s General Fund revenue declines due to the pandemic in 2020-2022 fiscal years are $1.3 billion, $3.2 billion, and $2.4 billion, respectively. A total of $228.7 million of budget adjustments were made in the second quarter of 2020 to meet the balanced budget requirement for fiscal year 2020. Statutory budgeted reserves of 7.5% of expenditures for 2020 are $653 million below specifications at $340 million. In 2020, personal income tax revenues, sales taxes, and corporate taxes are 5.6%, 1.8%, and 37% below expectations, respectively. The state unemployment rate, which had been 2.5% for the three months before the pandemic, rose to 5.2% in March and 12.2% in April, then dropped to 10.2% in May and 7.4% in July, below national levels. Colorado is receiving $1.67 billion in CARES Act funding. (Sources: bls.gov, bea.gov, ncsl.org.)

Idaho had several months of below 3% unemployment prior to the coronavirus. Its unemployment rate rose to 11.8% in April before falling to 8.9% in May and 5% in July, the third lowest of any state. Idaho state tax revenues in May came in $42.9 million above forecasts. The state General Fund shortfall through May was down to $313 million from $356 million a month earlier. June brought in more revenues than expected and the state rainy-day fund of $580 million will not be needed to cover any revenue shortfalls for fiscal year 2021. The governor had asked for across-the-board 1% spending cuts pre-pandemic, and while most states had pushed back their tax payment day by three months, from April 15 to July 15, Idaho moved it back only two months to keep the tax revenues in fiscal year 2020. Idaho received $1.25 billion in CARES Act funding. (Sources: bls.gov, dfm.idaho.gov.)

New York is the only state with a March 31 fiscal year, which caused immediate cuts to spending based on expected revenue losses from the coronavirus. Total revenue declines are expected to be $12 billion for fiscal year 2021 and as much as $69 billion through fiscal year 2024. Medicaid cuts for 2021 are $2.1 billion. The state is holding back aid to localities by 20%. New York is receiving 5% of the CARES Act funding ($5.2 billion), though it makes up 8% of national GDP and, at the peak, accounted for 15% of coronavirus cases. New York unemployment rose from 3.7% in February to 4.1% in March, then 15.3% in April, 14.5% in May, 15.6% in June, and 15.9% in July – the only state seeing unemployment rates higher in July than in June. New York City, which accounts for more than half of the state’s GDP, had an unemployment rate of 19.8% for July. (Sources: bls.gov, bea.gov, ncsl.org, budget.ny.gov.)

Portfolio management review
Delaware Funds® by Macquarie state tax-free funds

Pennsylvania passed a five-month temporary budget for fiscal year 2021 at frozen spending levels with no tax increases to get a better handle on projected revenue losses from the coronavirus pandemic for all departments except education and health and human services, which received 12-month funding. The fiscal year 2020 budget was in a $3.2 billion deficit with revenues down 9%. Fiscal year 2021 has projected revenue declines of $4.8 billion relative to original estimates. Pennsylvania received $3.9 billion in CARES Act funding. The state deposited $250 million into its rainy-day fund for 2021, which had fallen to $22.5 million. The state unemployment rate is falling more slowly than the rest of the nation, reaching a high of 15.1% in April and dropping to only 13.7% for July, more than 3% above national levels. Prior to the pandemic, per capita income growth in the first quarter of 2020 was 1.8%. Standard & Poor’s recently changed the commonwealth’s A+ rating outlook from stable to negative due to structural budget issues. (Sources: bls.gov, bea.gov, census.gov, ncsl.org, budget.pa.gov, revenue.pa.gov.)

A consistent management approach

For all the Funds highlighted in this report, we maintained the same management strategy we employ in all market conditions. We follow a bottom-up (bond by bond) investment approach, which means we select bonds on an issuer-by-issuer basis, based on our team’s thorough credit research. We regularly seek bonds that offer the Funds’ shareholders what we view as an attractive trade-off between reward potential and risk.

Following this approach, we generally maintain less exposure to highly rated, lower yielding bonds and more exposure to bonds with lower-investment-grade or below-investment-grade credit ratings. We believe that by focusing on higher yielding securities that have solid underlying credit quality, we have more opportunity to add value for the Funds’ shareholders. That said, in certain states, particularly those with more constrained municipal supply, it can sometimes be difficult to add as many lower-rated, higher yielding bonds to these Funds’ portfolios as we would ordinarily prefer. In such an environment, we look to achieve an appropriate balance of risk and reward while remaining ready to invest in suitable lower-rated issues when they present themselves.

As of fiscal year end on August 31, 2020, roughly 42.2% of the net assets of Delaware Tax-Free Arizona Fund were invested in bonds with lower-investment-grade credit ratings (A and BBB). Approximately 47.9% of the net assets of Delaware Tax-Free California Fund were invested in these same credit tiers, while Delaware Tax-Free Colorado Fund’s holdings in lower-investment-grade bonds totaled about 42.5% of net assets. Meanwhile, Delaware Tax-Free Idaho Fund’s exposure to bonds rated A and BBB was roughly 39.5% of the Fund’s net assets, compared with about 50.0% and 50.3%, respectively, for Delaware Tax-Free New York Fund and Delaware Tax-Free Pennsylvania Fund.

All six Funds also maintained allocations to high yield municipal bonds, those with credit ratings below BBB. As indicated in the prospectus, the Funds may hold up to 20% of their net assets in high yield debt, although these allocations remained below that threshold throughout the fiscal year. When investing in the high yield market segment, we thoroughly analyze the securities’ credit risk and emphasize those bonds that we believe offer a favorable risk-reward balance.

Tactical investment opportunities

For the first part of the fiscal year – roughly the period between September 2019 and the pandemic-fueled market selloff in March – we tended to limit our activity in the Funds’ portfolios.

This approach reflected our assessment that the Funds were well positioned with many older bonds that had been issued in times of higher interest rates. This meant they offered a level of income that would be difficult to replace through the purchase of newer bonds.

Market conditions shifted dramatically, however, with the arrival of the coronavirus. In March, demand for municipal bonds suddenly weakened, and an environment of mutual fund inflows across the market turned into one of rapid outflows. We quickly determined this outflow trend was likely to worsen. As a result, we decided to raise cash in these Funds by selling bonds in an orderly way. Our goal was to preserve each Fund’s positioning as best we could, to be able to satisfy shareholder redemptions while avoiding having to sell securities at temporarily depressed prices. We believe these proactive sales worked to shareholders’ benefit, as the Funds had enough cash on hand to meet the redemption requests we received.

Beginning in April, municipal market conditions began to improve, reflecting aggressive economic stimulus and investors’ optimism about state economies around the country beginning to reopen. In this environment, we saw opportunities to purchase bonds priced significantly lower than what we believed was justified given these securities’ underlying credit quality. We embraced this strategy across all the municipal mutual funds we manage, even as supply constraints in certain state municipal bond markets sometimes made it difficult to execute it as frequently as we would have preferred.

We also employed a tax-loss swapping strategy to varying degrees in all six Funds. This approach entailed selling existing holdings at a loss (which can be applied against future capital gains) and using the sale proceeds to buy bonds with similar risk characteristics but higher yields.

Notable performance factors

For the fiscal year, longer-duration bonds – those with more sensitivity to interest rates – outperformed bonds with shorter durations. At the same time, bonds with higher credit ratings outperformed lower-quality bonds, which suffered disproportionately during the market’s March downturn. Many of the Funds’ strongest and weakest performers during the fiscal year reflected these performance trends.

For the 12-month period, tobacco-securitization bonds were among the strongest performers overall in the municipal bond marketplace and for some of the Funds profiled in this report. These securities have benefited as tobacco consumption trends have weakened more slowly than expected. In addition, because many tobacco issuers have refinanced their outstanding debt, older, higher yielding bonds have benefited from their scarcity. The tobacco-bond positions in Delaware Tax-Free California Fund and Delaware Tax-Free New York Fund gained nearly 23% and more than 5%, respectively. Along with being helped by the factors that lifted the overall tobacco sector, the California securities further benefited from being zero-coupon bonds, which, owing to their high durations (interest rate sensitivity), rose to a greater extent as rates declined.

Puerto Rico sales-tax bonds, known as COFINA bonds, were also notably strong performers for Delaware Tax-Free Arizona Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, and Delaware Tax-Free New York Fund, with gains that hovered around 7%. COFINA bonds benefited from strong investor demand due to the securities’ fully tax-exempt status (bonds of US territories are generally tax-exempt for residents in all 50 states), as well as Puerto Rico’s better-than-expected fiscal position.

Portfolio management review
Delaware Funds® by Macquarie state tax-free funds

Bonds for the Edkey charter school project also contributed to performance for Delaware Tax-Free Arizona Fund. The Fund’s position in these bonds – which were rated BB-, with a final maturity date of 2048 and 6% coupon – gained more than 7% for the fiscal year, reflecting the issuer’s slow but steady fundamental improvement. Meanwhile, gradually better credit fundamentals helped lift the performance of a California charter school bond issue for Escuela Popular Del Pueblo, which gained 10% for Delaware Tax-Free California Fund.

The most notable individual contributor for Delaware Tax-Free Colorado Fund was a position in A-rated North Colorado Medical Center hospital bonds, with a 4% coupon and a 2032 final maturity date. These bonds were refunded during the fiscal year, resulting in a near 10% gain for the Fund.

In Delaware Tax-Free Idaho Fund, the Fund’s leading individual performer was an issue from Nampa Development Corp., an urban renewal agency in the state. These A-rated bonds were refunded during the fiscal year, resulting in a gain of more than 16% for the Fund.

In Delaware Tax-Free Pennsylvania Fund, the most notable individual performer was an investment in bonds issued for Procter & Gamble, rated AA- and which gained more than 6% due to their generally higher credit quality and noncallable nature. Healthcare bonds for Allegheny Health Network also added value to the Fund’s performance. These A-rated healthcare securities, which offered a 4% coupon and had a 2044 final maturity, gained more than 5% for the Fund.

Turning to detractors, many of the market’s weakest performers over the 12-month period included bonds of healthcare issuers, especially those of senior living operators, which struggled amid concern about how the coronavirus would affect their finances.

Delaware Tax-Free Arizona Fund, for example, showed particularly weak results from holdings in continuing care retirement community (CCRC) bonds for Great Lakes Senior Living Communities. These BBB-rated senior housing bonds lost more than 20% for the Fund. CCRC bonds for Mirabella at ASU, a privately owned retirement community on the campus of Arizona State University, also detracted from the Fund’s performance, declining close to 5%.

A position in Grand River Hospital District bonds, which fell more than 3%, weighed on Delaware Tax-Free Colorado Fund, while Valley Vista Care Corporation senior housing bonds, which lost more than 9%, were weak performers for Delaware Tax-Free Idaho Fund. The weakest-performing holding in Delaware Tax-Free New York Fund also came from the CCRC sector: bonds for Promenade Senior Living at University Place in Guilderland, N.Y., which declined nearly 22%.

The coronavirus pandemic also directly affected performance in other holdings in the Funds. For instance, in Delaware Tax-Free Pennsylvania Fund, we saw disappointing performance from lower-investment-grade higher education bonds for two Catholic liberal arts colleges, King’s College and Cabrini University. These and other smaller higher-education institutions with less certain financial positions have faced a particularly challenging operating environment during the fiscal year, and these issuers’ bond prices fell accordingly.

In Delaware Tax-Free California Fund, bonds of Goodwill Industries of Sacramento Valley and Northern Nevada struggled to a near 10% loss, as this operator of nonprofit retail facilities was forced to close its establishments for several months at the height of the pandemic.

Delaware Tax-Free Colorado Fund’s holding in Denver Convention Center Hotel Authority bonds fell nearly 5%, reflecting a lack of hotel and convention business during the pandemic. Finally, in Delaware Tax-Free New York Fund, Metropolitan Transportation Authority bonds unsurprisingly struggled, falling close to 7%, as public transportation usage rapidly and sharply declined.

Performance summaries
Delaware Tax-Free Arizona Fund	August 31, 2020 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through August 31, 2020
	1 year	5 year	10 year	Lifetime

Class A (Est. April 1, 1991)
Excluding sales charge	+1.79%	+3.44%	+3.51%	+5.12%
Including sales charge	-2.78%	+2.49%	+3.03%	+4.96%

Class C (Est. May 25, 1994)
Excluding sales charge	+1.03%	+2.67%	+2.73%	+3.94%
Including sales charge	+0.05%	+2.67%	+2.73%	+3.94%

Institutional Class (Est. December 31, 2013)
Excluding sales charge	+2.05%	+3.70%	–	+4.69%
Including sales charge	+2.05%	+3.70%	–	+4.69%

Bloomberg Barclays Municipal Bond Index	+3.24%	+3.99%	+3.98%	+4.48%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 12. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual

12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, regional, and other factors of that state than geographically diversified funds.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to state or local and/or the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The potential abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s, Moody’s Investors Service, and Fitch, Inc. For securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated BBB are believed to be of medium-grade quality and generally riskier over the long term. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

Performance summaries

Delaware Tax-Free Arizona Fund

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) from exceeding 0.59% of the Fund’s average daily net assets from September 1, 2019 to August 31, 2020.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Institutional Class

Total annual operating expenses (without fee waivers)	1.02%	1.77%	0.77%

Net expenses (including fee waivers, if any)	0.84%	1.59%	0.59%

Type of waiver	Contractual	Contractual	Contractual

*The aggregate contractual waiver period covering this report is from December 28, 2018 through December 28, 2020.

Performance of a $10,000 investment1

Class A shares

Average annual total returns from August 31, 2010 through August 31, 2020

For period beginning August 31, 2010 through August 31, 2020	Starting value	Ending value

Bloomberg Barclays Municipal Bond Index	$10,000	$14,768

Delaware Tax-Free Arizona Fund – Class A shares	$9,550	$13,481

Institutional Class shares

Average annual total returns from December 31, 2013 (inception date) through August 31, 2020

For period beginning December 31, 2013 through August 31, 2020	Starting value	Ending value

Delaware Tax-Free Arizona Fund – Institutional Class shares	$10,000	$13,576

Bloomberg Barclays Municipal Bond Index	$10,000	$13,397

Performance summaries

Delaware Tax-Free Arizona Fund

1The “Performance of a $10,000 investment” graph for Class A shares assumes $10,000 invested in Class A shares of the Fund on August 31, 2010, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of August 31, 2010.

The “Performance of a $10,000 investment” graph for Institutional Class shares assumes $10,000 invested in Institutional Class shares of the Fund on December 31, 2013, and includes the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of December 31, 2013.

The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 12. Please note additional details on pages 10 through 14.

The Bloomberg Barclays Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	VAZIX	928916204
Class C	DVACX	928916501
Institutional Class	DAZIX	928916873

Performance summaries
Delaware Tax-Free California Fund	August 31, 2020 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through August 31, 2020
	1 year	5 year	10 year	Lifetime

Class A (Est. March 2, 1995)
Excluding sales charge	+1.59%	+3.72%	+4.29%	+5.33%
Including sales charge	-3.00%	+2.77%	+3.81%	+5.14%

Class C (Est. April 9, 1996)
Excluding sales charge	+0.83%	+2.96%	+3.52%	+4.48%
Including sales charge	-0.15%	+2.96%	+3.52%	+4.48%

Institutional Class (Est. December 31, 2013)
Excluding sales charge	+1.84%	+3.98%	–	+5.08%
Including sales charge	+1.84%	+3.98%	–	+5.08%

Bloomberg Barclays Municipal Bond Index	+3.24%	+3.99%	+3.98%	+4.48%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 17. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the

Performance summaries

Delaware Tax-Free California Fund

time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, regional, and other factors of that state than geographically diversified funds.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to state or local and/or the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The potential abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s, Moody’s Investors Service, and Fitch, Inc. For securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated BBB are believed to be of medium-grade quality and generally riskier over the long term. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) from exceeding 0.57% of the Fund’s average daily net assets from September 1, 2019 to August 31, 2020.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Institutional Class

Total annual operating expenses (without fee waivers)	1.03%	1.78%	0.78%

Net expenses (including fee waivers, if any)	0.82%	1.57%	0.57%

Type of waiver	Contractual	Contractual	Contractual

*The aggregate contractual waiver period covering this report is from December 28, 2018 through December 28, 2020.

Performance summaries

Delaware Tax-Free California Fund

Performance of a $10,000 investment1

Class A shares

Average annual total returns from August 31, 2010 through August 31, 2020

For period beginning August 31, 2010 through August 31, 2020	Starting value	Ending value

Bloomberg Barclays Municipal Bond Index	$10,000	$14,768

Delaware Tax-Free California Fund – Class A shares	$9,550	$14,529

Institutional Class shares

Average annual total returns from December 31, 2013 (inception date) through August 31, 2020

For period beginning December 31, 2013 through August 31, 2020	Starting value	Ending value

Delaware Tax-Free California Fund — Institutional Class shares	$10,000	$13,917

Bloomberg Barclays Municipal Bond Index	$10,000	$13,397

1The “Performance of a $10,000 investment” graph for Class A shares assumes $10,000 invested in Class A shares of the Fund on August 31, 2010, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of August 31, 2010.

The “Performance of a $10,000 investment” graph for Institutional Class shares assumes $10,000 invested in Institutional Class shares of the Fund on December 31, 2013, and includes the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of December 31, 2013.

The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 17. Please note additional details on pages 15 through 19.

The Bloomberg Barclays Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DVTAX	928928829
Class C	DVFTX	928928795
Institutional Class	DCTIX	928928167

Performance summaries
Delaware Tax-Free Colorado Fund	August 31, 2020 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through August 31, 2020
	1 year	5 year	10 year	Lifetime

Class A (Est. April 23, 1987)
Excluding sales charge	+1.88%	+3.59%	+3.70%	+5.56%
Including sales charge	-2.69%	+2.64%	+3.22%	+5.42%

Class C (Est. May 5, 1994)
Excluding sales charge	+1.12%	+2.81%	+2.92%	+4.03%
Including sales charge	+0.14%	+2.81%	+2.92%	+4.03%

Institutional Class (Est. December 31, 2013)
Excluding sales charge	+2.14%	+3.85%	–	+4.82%
Including sales charge	+2.14%	+3.85%	–	+4.82%

Bloomberg Barclays Municipal Bond Index	+3.24%	+3.99%	+3.98%	+4.48%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 22. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, regional, and other factors of that state than geographically diversified funds.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to state or local and/or the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The potential abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s, Moody’s Investors Service, and Fitch, Inc. For securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated BBB are believed to be of medium-grade quality and generally riskier over the long term. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

Performance summaries

Delaware Tax-Free Colorado Fund

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) from exceeding 0.59% of the Fund’s average daily net assets from September 1, 2019 to August 31, 2020.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Institutional Class

Total annual operating expenses (without fee waivers)	0.97%	1.72%	0.72%

Net expenses (including fee waivers, if any)	0.84%	1.59%	0.59%

Type of waiver	Contractual	Contractual	Contractual

*The aggregate contractual waiver period covering this report is from December 28, 2018 through December 28, 2020.

Performance of a $10,000 investment1

Class A shares

Average annual total returns from August 31, 2010 through August 31, 2020

For period beginning August 31, 2010 through August 31, 2020	Starting value	Ending value

Bloomberg Barclays Municipal Bond Index	$10,000	$14,768

Delaware Tax-Free Colorado Fund – Class A shares	$9,550	$13,730

Institutional Class shares

Average annual total returns from December 31, 2013 (inception date) through August 31, 2020

For period beginning December 31, 2013 through August 31, 2020	Starting value	Ending value

Delaware Tax-Free Colorado Fund – Institutional Class shares	$10,000	$13,686

Bloomberg Barclays Municipal Bond Index	$10,000	$13,397

Performance summaries

Delaware Tax-Free Colorado Fund

1The “Performance of a $10,000 investment” graph for Class A shares assumes $10,000 invested in Class A shares of the Fund on August 31, 2010, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of August 31, 2010.

The “Performance of a $10,000 investment” graph for Institutional Class shares assumes $10,000 invested in Institutional Class shares of the Fund on December 31, 2013, and includes the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of December 31, 2013.

The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 22. Please note additional details on pages 20 through 24.

The Bloomberg Barclays Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	VCTFX	928920107
Class C	DVCTX	92907R101
Institutional Class	DCOIX	92907R200

Performance summaries
Delaware Tax-Free Idaho Fund	August 31, 2020 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through August 31, 2020
	1 year	5 year	10 year	Lifetime

Class A (Est. January 4, 1995)
Excluding sales charge	+1.77%	+3.09%	+2.79%	+4.69%
Including sales charge	-2.82%	+2.15%	+2.31%	+4.51%

Class C (Est. January 10, 1995)
Excluding sales charge	+1.00%	+2.32%	+2.02%	+3.89%
Including sales charge	+0.02%	+2.32%	+2.02%	+3.89%

Institutional Class (Est. December 31, 2013)
Excluding sales charge	+2.02%	+3.35%	–	+4.04%
Including sales charge	+2.02%	+3.35%	–	+4.04%

Bloomberg Barclays Municipal Bond Index	+3.24%	+3.99%	+3.98%	+4.48%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 27. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the

Performance summaries

Delaware Tax-Free Idaho Fund

time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, regional, and other factors of that state than geographically diversified funds.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to state or local and/or the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The potential abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s, Moody’s Investors Service, and Fitch, Inc. For securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated BBB are believed to be of medium-grade quality and generally riskier over the long term. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) from exceeding 0.61% of the Fund’s average daily net assets from September 1, 2019 to August 31, 2020.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Institutional Class

Total annual operating expenses (without fee waivers)	1.03%	1.78%	0.78%

Net expenses (including fee waivers, if any)	0.86%	1.61%	0.61%

Type of waiver	Contractual	Contractual	Contractual

*The aggregate contractual waiver period covering this report is from December 28, 2018 through December 28, 2020.

Performance summaries

Delaware Tax-Free Idaho Fund

Performance of a $10,000 investment1

Class A shares

Average annual total returns from August 31, 2010 through August 31, 2020

For period beginning August 31, 2010 through August 31, 2020	Starting value	Ending value

Bloomberg Barclays Municipal Bond Index	$10,000	$14,768

Delaware Tax-Free Idaho Fund – Class A shares	$9,550	$12,572

Institutional Class shares

Average annual total returns from December 31, 2013 (inception date) through August 31, 2020

For period beginning December 31, 2013 through August 31, 2020	Starting value	Ending value

Bloomberg Barclays Municipal Bond Index	$10,000	$13,397

Delaware Tax-Free Idaho Fund – Institutional Class shares	$10,000	$13,022

1The “Performance of a $10,000 investment” graph for Class A shares assumes $10,000 invested in Class A shares of the Fund on August 31, 2010, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of August 31, 2010.

The “Performance of a $10,000 investment” graph for Institutional Class shares assumes $10,000 invested in Institutional Class shares of the Fund on December 31, 2013, and includes the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of December 31, 2013.

The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 27. Please note additional details on pages 25 through 29.

The Bloomberg Barclays Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	VIDAX	928928704
Class C	DVICX	928928803
Institutional Class	DTIDX	928928159

Performance summaries
Delaware Tax-Free New York Fund	August 31, 2020 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through August 31, 2020
	1 year	5 year	10 year	Lifetime

Class A (Est. November 6, 1987)
Excluding sales charge	+1.68%	+3.52%	+3.84%	+5.45%
Including sales charge	-2.91%	+2.57%	+3.36%	+5.31%

Class C (Est. April 26, 1995)
Excluding sales charge	+0.92%	+2.75%	+3.06%	+3.88%
Including sales charge	-0.07%	+2.75%	+3.06%	+3.88%

Institutional Class (Est. December 31, 2013)
Excluding sales charge	+2.03%	+3.80%	–	+4.82%
Including sales charge	+2.03%	+3.80%	–	+4.82%

Bloomberg Barclays Municipal Bond Index	+3.24%	+3.99%	+3.98%	+4.48%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 32. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, regional, and other factors of that state than geographically diversified funds.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to state or local and/or the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The potential abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s, Moody’s Investors Service, and Fitch, Inc. For securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated BBB are believed to be of medium-grade quality and generally riskier over the long term. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

Performance summaries

Delaware Tax-Free New York Fund

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) from exceeding 0.55% of the Fund’s average daily net assets from September 1, 2019 to August 31, 2020.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Institutional Class

Total annual operating expenses (without fee waivers)	1.07%	1.82%	0.82%

Net expenses (including fee waivers, if any)	0.80%	1.55%	0.55%

Type of waiver	Contractual	Contractual	Contractual

*The aggregate contractual waiver period covering this report is from December 28, 2018 through December 28, 2020.

Performance of a $10,000 investment1

Class A shares

Average annual total returns from August 31, 2010 through August 31, 2020

For period beginning August 31, 2010 through August 31, 2020	Starting value	Ending value

Bloomberg Barclays Municipal Bond Index	$10,000	$14,768

Delaware Tax-Free New York Fund – Class A shares	$9,550	$13,913

Institutional Class shares

Average annual total returns from December 31, 2013 (inception date) through August 31, 2020

For period beginning December 31, 2013 through August 31, 2020	Starting value	Ending value

Delaware Tax-Free New York Fund – Institutional Class shares	$10,000	$13,689

Bloomberg Barclays Municipal Bond Index	$10,000	$13,397

Performance summaries

Delaware Tax-Free New York Fund

1The “Performance of a $10,000 investment” graph for Class A shares assumes $10,000 invested in Class A shares of the Fund on August 31, 2010, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of August 31, 2010.

The “Performance of a $10,000 investment” graph for Institutional Class shares assumes $10,000 invested in Institutional Class shares of the Fund on December 31, 2013, and includes the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of December 31, 2013.

The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 32. Please note additional details on pages 30 through 34.

The Bloomberg Barclays Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	FTNYX	928928274
Class C	DVFNX	928928258
Institutional Class	DTNIX	928928142

Performance summaries
Delaware Tax-Free Pennsylvania Fund	August 31, 2020 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through August 31, 2020
	1 year	5 year	10 year	Lifetime

Class A (Est. March 23, 1977)
Excluding sales charge	+1.72%	+3.45%	+3.76%	+5.43%
Including sales charge	-2.87%	+2.51%	+3.29%	+5.32%

Class C (Est. November 29, 1995)
Excluding sales charge	+0.95%	+2.67%	+2.98%	+3.62%
Including sales charge	-0.03%	+2.67%	+2.98%	+3.62%

Institutional Class (Est. December 31, 2013)
Excluding sales charge	+1.84%	+3.70%	–	+4.71%
Including sales charge	+1.84%	+3.70%	–	+4.71%

Bloomberg Barclays Municipal Bond Index	+3.24%	+3.99%	+3.98%	+4.48%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 37. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual 12b-1 fee of 0.25% of average daily net assets. The Board has adopted a formula for calculating 12b-1 plan fees for the Fund’s Class A shares. The Fund’s Class A shares are currently subject to a blended 12b-1 fee equal to the sum of: (i) 0.10% of average daily net assets representing shares acquired prior to June 1, 1992, and (ii) 0.25% of average daily net assets representing shares acquired on or after June 1, 1992. All Class A shares currently bear 12b-1 fees at the same rate, the blended rate, currently 0.24% of average daily net assets, based on the formula described above. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets.

Performance summaries

Delaware Tax-Free Pennsylvania Fund

Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, regional, and other factors of that state than geographically diversified funds.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to state or local and/or the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR)

or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The potential abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s, Moody’s Investors Service, and Fitch, Inc. For securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated BBB are believed to be of medium-grade quality and generally riskier over the long term. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) from exceeding 0.59% of the Fund’s average daily net assets from September 1, 2019 to August 31, 2020.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Institutional Class

Total annual operating expenses (without fee waivers)	0.93%	1.69%	0.69%

Net expenses (including fee waivers, if any)	0.83%	1.59%	0.59%

Type of waiver	Contractual	Contractual	Contractual

*The aggregate contractual waiver period covering this report is from December 28, 2018 through December 28, 2020.

Performance summaries

Delaware Tax-Free Pennsylvania Fund

Performance of a $10,000 investment1

Class A shares

Average annual total returns from August 31, 2010 through August 31, 2020

For period beginning August 31, 2010 through August 31, 2020	Starting value	Ending value

Bloomberg Barclays Municipal Bond Index	$10,000	$14,768

Delaware Tax-Free Pennsylvania Fund – Class A shares	$9,550	$13,821

Institutional Class shares

Average annual total returns from December 31, 2013 (inception date) through August 31, 2020

For period beginning December 31, 2013 through August 31, 2020	Starting value	Ending value

Delaware Tax-Free Pennsylvania Fund – Institutional Class shares	$10,000	$13,590

Bloomberg Barclays Municipal Bond Index	$10,000	$13,397

1The “Performance of a $10,000 investment” graph for Class A shares assumes $10,000 invested in Class A shares of the Fund on August 31, 2010, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of August 31, 2010.

The “Performance of a $10,000 investment” graph for Institutional Class shares assumes $10,000 invested in Institutional Class shares of the Fund on December 31, 2013, and includes the reinvestment of all distributions. The graph also assumes $10,000 invested in the Bloomberg Barclays Municipal Bond Index as of December 31, 2013.

The graphs do not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 37. Please note additional details on pages 35 through 39.

The Bloomberg Barclays Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DELIX	233216100
Class C	DPTCX	233216308
Institutional Class	DTPIX	24609H701

Disclosure of Fund expenses

For the six-month period from March 1, 2020 to August 31, 2020 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from March 1, 2020 to August 31, 2020.

Actual expenses

The first section of the tables shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the tables shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Funds’ expenses shown in the tables reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Delaware Tax-Free Arizona Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/20	Ending Account Value 8/31/20	Annualized Expense Ratio	Expenses Paid During Period 3/1/20 to 8/31/20*

Actual Fund return†
Class A	$1,000.00	$983.10	0.84%	$4.19
Class C	1,000.00	979.50	1.59%	7.91
Institutional Class	1,000.00	984.40	0.59%	2.94

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.91	0.84%	$4.27
Class C	1,000.00	1,017.14	1.59%	8.06
Institutional Class	1,000.00	1,022.17	0.59%	3.00

Delaware Tax-Free California Fund Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/20	Ending Account Value 8/31/20	Annualized Expense Ratio	Expenses Paid During Period 3/1/20 to 8/31/20*

Actual Fund return†
Class A	$1,000.00	$978.00	0.82%	$4.08
Class C	1,000.00	975.10	1.57%	7.79
Institutional Class	1,000.00	979.20	0.57%	2.84

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,021.01	0.82%	$4.17
Class C	1,000.00	1,017.24	1.57%	7.96
Institutional Class	1,000.00	1,022.27	0.57%	2.90

Disclosure of Fund expenses

For the six-month period from March 1, 2020 to August 31, 2020 (Unaudited)

Delaware Tax-Free Colorado Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/20	Ending Account Value 8/31/20	Annualized Expense Ratio	Expenses Paid During Period 3/1/20 to 8/31/20*

Actual Fund return†
Class A	$1,000.00	$986.90	0.84%	$4.20
Class C	1,000.00	983.30	1.59%	7.93
Institutional Class	1,000.00	988.20	0.59%	2.95

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.91	0.84%	$4.27
Class C	1,000.00	1,017.14	1.59%	8.06
Institutional Class	1,000.00	1,022.17	0.59%	3.00

Delaware Tax-Free Idaho Fund Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/20	Ending Account Value 8/31/20	Annualized Expense Ratio	Expenses Paid During Period 3/1/20 to 8/31/20*

Actual Fund return†
Class A	$1,000.00	$986.90	0.86%	$4.30
Class C	1,000.00	983.10	1.61%	8.03
Institutional Class	1,000.00	988.10	0.61%	3.05

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.81	0.86%	$4.37
Class C	1,000.00	1,017.04	1.61%	8.16
Institutional Class	1,000.00	1,022.07	0.61%	3.10

Delaware Tax-Free New York Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/20	Ending Account Value 8/31/20	Annualized Expense Ratio	Expenses Paid During Period 3/1/20 to 8/31/20*

Actual Fund return†
Class A	$1,000.00	$979.00	0.80%	$3.98
Class C	1,000.00	975.20	1.55%	7.70
Institutional Class	1,000.00	981.10	0.55%	2.74

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,021.11	0.80%	$4.06
Class C	1,000.00	1,017.34	1.55%	7.86
Institutional Class	1,000.00	1,022.37	0.55%	2.80

Delaware Tax-Free Pennsylvania Fund Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/20	Ending Account Value 8/31/20	Annualized Expense Ratio	Expenses Paid During Period 3/1/20 to 8/31/20*

Actual Fund return†
Class A	$1,000.00	$981.80	0.83%	$4.13
Class C	1,000.00	978.10	1.59%	7.91
Institutional Class	1,000.00	983.00	0.59%	2.94

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.96	0.83%	$4.22
Class C	1,000.00	1,017.14	1.59%	8.06
Institutional Class	1,000.00	1,022.17	0.59%	3.00

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Funds’ expenses reflected above, each Fund also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests. The tables above do not reflect the expenses of the Underlying Funds.

Security type / sector / state / territory allocations
Delaware Tax-Free Arizona Fund	As of August 31, 2020 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds*	97.90%
Corporate Revenue Bonds	6.76%
Education Revenue Bonds	24.46%
Electric Revenue Bonds	5.57%
Healthcare Revenue Bonds	21.20%
Lease Revenue Bonds	5.58%
Local General Obligation Bonds	4.36%
Pre-Refunded Bonds	4.34%
Special Tax Revenue Bonds	12.84%
State General Obligation Bonds	1.30%
Transportation Revenue Bonds	5.13%
Water & Sewer Revenue Bonds	6.36%
Short-Term Investments	1.25%
Total Value of Securities	99.15%
Receivables and Other Assets Net of Liabilities	0.85%
Total Net Assets	100.00%

* As of the date of this report, Delaware Tax-Free Arizona Fund held bonds issued by or on behalf of territories and the states of the US as follows:

State / territory	Percentage of net assets
Arizona	85.87%
Guam	1.98%
Puerto Rico	11.30%
Total Value of Securities	99.15%

Security type / sector / state / territory allocations
Delaware Tax-Free California Fund	As of August 31, 2020 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds*	96.90%
Corporate Revenue Bonds	7.31%
Education Revenue Bonds	31.34%
Electric Revenue Bonds	0.84%
Healthcare Revenue Bonds	17.58%
Housing Revenue Bonds	3.85%
Lease Revenue Bonds	7.08%
Local General Obligation Bonds	1.82%
Pre-Refunded Bonds	3.91%
Special Tax Revenue Bonds	9.04%
State General Obligation Bonds	4.83%
Transportation Revenue Bonds	9.30%
Short-Term Investments	1.12%
Total Value of Securities	98.02%
Receivables and Other Assets Net of Liabilities	1.98%
Total Net Assets	100.00%

* As of the date of this report, Delaware Tax-Free California Fund held bonds issued by or on behalf of territories and the states of the US as follows:

State / territory	Percentage of net assets
California	88.43%
Puerto Rico	9.59%
Total Value of Securities	98.02%

Security type / sector / state / territory allocations
Delaware Tax-Free Colorado Fund	As of August 31, 2020 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds*	98.60%
Corporate Revenue Bonds	3.23%
Education Revenue Bonds	11.94%
Electric Revenue Bonds	3.88%
Healthcare Revenue Bonds	25.76%
Housing Revenue Bonds	0.09%
Lease Revenue Bonds	2.04%
Local General Obligation Bonds	11.32%
Pre-Refunded Bonds	6.64%
Special Tax Revenue Bonds	18.84%
State General Obligation Bonds	1.32%
Transportation Revenue Bonds	11.03%
Water & Sewer Revenue Bonds	2.51%
Short-Term Investments	0.52%
Total Value of Securities	99.12%
Receivables and Other Assets Net of Liabilities	0.88%
Total Net Assets	100.00%

* As of the date of this report, Delaware Tax-Free Colorado Fund held bonds issued by or on behalf of territories and the states of the US as follows:

State / territory	Percentage of net assets
Colorado	89.14%
Guam	1.70%
Idaho	0.29%
Puerto Rico	7.53%
US Virgin Islands	0.46%
Total Value of Securities	99.12%

Security type / sector / state / territory allocations
Delaware Tax-Free Idaho Fund	As of August 31, 2020 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds*	97.15%
Corporate Revenue Bonds	3.11%
Education Revenue Bonds	14.92%
Electric Revenue Bonds	4.12%
Healthcare Revenue Bonds	9.33%
Housing Revenue Bonds	4.36%
Lease Revenue Bonds	10.67%
Local General Obligation Bonds	22.19%
Pre-Refunded Bonds	6.38%
Special Tax Revenue Bonds	16.31%
State General Obligation Bonds	1.77%
Transportation Revenue Bonds	2.69%
Water & Sewer Revenue Bonds	1.30%
Short-Term Investments	1.84%
Total Value of Securities	98.99%
Receivables and Other Assets Net of Liabilities	1.01%
Total Net Assets	100.00%

* As of the date of this report, Delaware Tax-Free Idaho Fund held bonds issued by or on behalf of territories and the states of the US as follows:

State / territory	Percentage of net assets
Guam	4.99%
Idaho	81.81%
Puerto Rico	11.95%
US Virgin Islands	0.24%
Total Value of Securities	98.99%

Security type / sector / state / territory allocations
Delaware Tax-Free New York Fund	As of August 31, 2020 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds*	98.59%
Corporate Revenue Bonds	6.11%
Education Revenue Bonds	19.36%
Electric Revenue Bonds	6.69%
Healthcare Revenue Bonds	13.77%
Lease Revenue Bonds	6.82%
Local General Obligation Bond	0.71%
Pre-Refunded Bonds	4.55%
Resource Recovery Revenue Bond	1.76%
Special Tax Revenue Bonds	19.01%
State General Obligation Bonds	1.29%
Transportation Revenue Bonds	11.89%
Water & Sewer Revenue Bonds	6.63%
Short-Term Investments	0.46%
Total Value of Securities	99.05%
Receivables and Other Assets Net of Liabilities	0.95%
Total Net Assets	100.00%

* As of the date of this report, Delaware Tax-Free New York Fund held bonds issued by or on behalf of territories and the states of the US as follows:

State / territory	Percentage of net assets
Guam	0.28%
New York	89.88%
Puerto Rico	8.89%
Total Value of Securities	99.05%

Security type / sector / state / territory allocations
Delaware Tax-Free Pennsylvania Fund	As of August 31, 2020 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds*	98.50%
Corporate Revenue Bonds	7.54%
Education Revenue Bonds	12.15%
Electric Revenue Bonds	0.86%
Healthcare Revenue Bonds	38.22%
Housing Revenue Bond	0.45%
Lease Revenue Bonds	1.16%
Local General Obligation Bonds	4.53%
Pre-Refunded/Escrowed to Maturity Bonds	8.01%
Special Tax Revenue Bonds	12.90%
State General Obligation Bonds	2.68%
Transportation Revenue Bonds	8.70%
Water & Sewer Revenue Bonds	1.30%
Short-Term Investments	0.35%
Total Value of Securities	98.85%
Receivables and Other Assets Net of Liabilities	1.15%
Total Net Assets	100.00%

* As of the date of this report, Delaware Tax-Free Pennsylvania Fund held bonds issued by or on behalf of territories and the states of the US as follows:

State / territory	Percentage of net assets
Pennsylvania	87.85%
Puerto Rico	11.00%
Total Value of Securities	98.85%

Schedules of investments
Delaware Tax-Free Arizona Fund	August 31, 2020

	Principal amount°	Value (US $)
Municipal Bonds – 97.90%
Corporate Revenue Bonds – 6.76%
Chandler Industrial Development Authority Revenue
(Intel Corporation Project) 2.70% 12/1/37 (AMT)•	1,000,000	$1,053,710
Pima County Industrial Development Authority Pollution Control Revenue
(Tucson Electric Power) Series A 5.25% 10/1/40	1,600,000	1,604,256
Salt Verde Financial Senior Gas Revenue
5.00% 12/1/37	2,000,000	2,738,260

		5,396,226

Education Revenue Bonds – 24.46%
Arizona Industrial Development Authority Revenue
(Academies of Math & Science Projects) Series A 5.00% 7/1/51	1,000,000	1,151,400
(ACCEL Schools Project) Series A 144A 5.25% 8/1/48 #	350,000	364,462
(American Charter Schools Foundation Project)
144A 6.00% 7/1/37 #	250,000	278,977
144A 6.00% 7/1/47 #	400,000	439,344
(Doral Academy of Nevada - Fire Mesa and Red Rock Campus Projects) Series A 144A 5.00% 7/15/49 #	375,000	390,199
(Empower College Prep Project) 144A 6.00% 7/1/49 #	500,000	529,810
(Equitable School Revolving Fund) Series A 4.00% 11/1/49	1,600,000	1,789,696
(Odyssey Preparatory Academy Project) Series A 144A 5.50% 7/1/52 #	375,000	403,301
(Pinecrest Academy of Nevada-Horizon, Inspirada and St. Rose Campus Projects) Series A 144A 5.75% 7/15/48 #	250,000	273,768
(Somerset Academy of Las Vegas - Lone Mountain Campus Project) Series A 144A 5.00% 12/15/49 #	500,000	506,390
Arizona State University Energy Management Revenue
(Arizona State University Tempe Campus II Project)
4.50% 7/1/24	1,000,000	1,003,310
Glendale Industrial Development Authority Revenue
(Midwestern University)
5.00% 5/15/31	645,000	673,767

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Education Revenue Bonds (continued)
Maricopa County Industrial Development Authority Revenue
(Arizona Autism Charter Schools Project)
Series A 144A 5.00% 7/1/40 #	500,000	$529,230
(Creighton University Project) 4.00% 7/1/50	1,000,000	1,079,250
(GreatHearts Arizona Projects)
Series A 5.00% 7/1/52	725,000	845,140
(Reid Traditional Schools Projects) 5.00% 7/1/47	785,000	861,428
McAllister Academic Village Revenue
(Arizona State University Hassayampa Academic Village Project) 5.00% 7/1/31	500,000	607,255
Phoenix Industrial Development Authority
(Choice Academies Project) 5.625% 9/1/42	1,250,000	1,276,325
(Eagle College Preparatory Project) Series A 5.00% 7/1/43	500,000	504,580
(Great Hearts Academic Project) 5.00% 7/1/46	1,000,000	1,075,020
(Rowan University Project) 5.00% 6/1/42	2,000,000	2,075,780
Pima County Industrial Development Authority Education Revenue
(American Leadership Academy Project)
144A 5.00% 6/15/47 #	100,000	100,297
144A 5.00% 6/15/52 #	90,000	90,191
(Edkey Charter School Project) 6.00% 7/1/48	1,000,000	1,012,710
(Tucson Country Day School Project) 5.00% 6/1/37	750,000	750,367
University of Arizona Board of Regents
Series A 4.00% 6/1/44	475,000	548,701
Series A 5.00% 6/1/25	335,000	361,924

		19,522,622

Electric Revenue Bonds – 5.57%
Puerto Rico Electric Power Authority Revenue
Series A 5.05% 7/1/42 ‡	55,000	37,950
Series AAA 5.25% 7/1/25 ‡	35,000	24,194
Series WW 5.00% 7/1/28 ‡	245,000	169,050
Series XX 4.75% 7/1/26 ‡	35,000	23,975
Series XX 5.25% 7/1/40 ‡	355,000	245,394

Schedules of investments

Delaware Tax-Free Arizona Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Electric Revenue Bonds (continued)
Puerto Rico Electric Power Authority Revenue
Series XX 5.75% 7/1/36 ‡	125,000	$87,187
Series ZZ 4.75% 7/1/27 ‡	30,000	20,550
Series ZZ 5.25% 7/1/24 ‡	45,000	31,106
Salt River Project Agricultural Improvement & Power District Electric System Revenue
Series A 5.00% 1/1/39	2,000,000	2,512,340
Series A 5.00% 1/1/47	1,000,000	1,291,330

		4,443,076

Healthcare Revenue Bonds – 21.20%
Arizona Health Facilities Authority Hospital System Revenue
(Banner Health) Series A 5.00% 1/1/43	500,000	521,745
(Phoenix Children’s Hospital) Series A 5.00% 2/1/34	995,000	1,046,442
(Scottsdale Lincoln Hospital Project) 5.00% 12/1/42	1,000,000	1,123,850
Arizona Industrial Development Authority Revenue
(Great Lakes Senior Living Communities LLC Project First Tier) Series A 5.00% 1/1/54	145,000	127,003
(Great Lakes Senior Living Communities LLC Project Second Tier)
Series B 5.00% 1/1/49	55,000	46,302
Series B 5.125% 1/1/54	65,000	54,877
(Great Lakes Senior Living Communities LLC Project Third Tier) Series C 144A 5.00% 1/1/49 #	500,000	398,000
(Legacy Cares Project) Series A 144A 7.75% 7/1/50#	285,000	282,010
Glendale Industrial Development Authority Revenue
(Glencroft Retirement Community Project)
5.00% 11/15/36	270,000	264,403
5.25% 11/15/46	415,000	400,653
(Sun Health Services) Series A 5.00% 11/15/48	1,000,000	1,125,640
(The Beatitudes Campus Project)
5.00% 11/15/45	200,000	207,076
5.00% 11/15/53	300,000	308,928
(The Terraces of Phoenix Project) Series A 5.00% 7/1/48	375,000	375,619

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Maricopa County Industrial Development Authority Health Facilities Revenue
(Banner Health)
Series A 4.00% 1/1/41	1,000,000	$1,124,270
Series A 4.00% 1/1/44	1,500,000	1,707,810
Maricopa County Industrial Development Authority Senior Living Facility Revenue
(Christian Care Surprise Project) 144A 6.00% 1/1/48 #	405,000	391,773
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority
(Hospital Auxilio Mutuo Obligated Group Project) Series A 6.00% 7/1/33	790,000	810,769
Tempe Industrial Development Authority Revenue
(Friendship Village) Series A 6.25% 12/1/42	1,200,000	1,218,384
(Mirabella at ASU Project) Series A 144A 6.125% 10/1/52 #	800,000	822,344
Yavapai County Industrial Development Authority Hospital Facility
(Yavapai Regional Medical Center)
4.00% 8/1/43	1,500,000	1,691,850
Series A 5.25% 8/1/33	2,000,000	2,201,200
Yuma Industrial Development Authority Hospital Revenue
(Yuma Regional Medical Center)
Series A 5.00% 8/1/32	295,000	332,500
Series A 5.25% 8/1/32	300,000	341,946

		16,925,394

Lease Revenue Bonds – 5.58%
Arizona Game & Fish Department & Community Beneficial Interest Certificates
(Administration Building Project) 5.00% 7/1/32	1,000,000	1,003,710
Arizona Sports & Tourism Authority Senior Revenue
(Multipurpose Stadium Facility) Series A 5.00% 7/1/36	350,000	367,157
Maricopa County Industrial Development Authority Correctional Contract Revenue
(Phoenix West Prison) Series B 5.375% 7/1/22 (ACA)	685,000	687,007

Schedules of investments

Delaware Tax-Free Arizona Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Lease Revenue Bonds (continued)
Phoenix Civic Improvement Airport Revenue
(Junior Lien) Series A 5.00% 7/1/49	2,000,000	$2,396,140

		4,454,014

Local General Obligation Bonds – 4.36%
Maricopa County High School District No. 214 Tolleson Union High School
(School Improvement Project) Series B 4.00% 7/1/37	1,000,000	1,170,300
Maricopa County School District No. 3 Tempe Elementary
(School Improvement Project) Series B 5.00% 7/1/30	560,000	722,411
Maricopa County Unified School District No 69 Paradise Valley
4.00% 7/1/39	600,000	715,368
Maricopa County Unified School District No. 95 Queen Creek
(School Improvement) 4.00% 7/1/35	500,000	587,285
Pinal County Community College District
4.00% 7/1/31	250,000	286,998

		3,482,362

Pre-Refunded Bonds – 4.34%
Northern Arizona University
5.00% 6/1/36-21 §	475,000	491,829
Phoenix Industrial Development Authority
(Great Hearts Academic Project)
6.30% 7/1/42-21 §	500,000	524,090
6.40% 7/1/47-21 §	500,000	524,500
Pinal County Electric District No. 3
Series A 5.25% 7/1/41-21 §	750,000	781,672
University of Arizona Board of Regents
Series A 5.00% 6/1/25-22 §	10,000	10,804
Series A 5.00% 6/1/38-23 §	1,000,000	1,129,670

		3,462,565

Special Tax Revenue Bonds – 12.84%
GDB Debt Recovery Authority
(Taxable) 7.50% 8/20/40	478,650	328,474

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Special Tax Revenue Bonds (continued)
Glendale Municipal Property Excise Tax Revenue
(Senior Lien) Series B 5.00% 7/1/33	570,000	$626,236
Glendale Transportation Excise Tax Revenue
5.00% 7/1/30 (AGM)	1,000,000	1,206,010
Guam Government Business Privilege Tax Revenue
Series A 5.125% 1/1/42	545,000	559,268
Series A 5.25% 1/1/36	705,000	727,038
Puerto Rico Sales Tax Financing Revenue
(Restructured)
Series A-1 4.75% 7/1/53	3,635,000	3,820,530
Series A-1 5.00% 7/1/58	750,000	800,775
Series A-1 5.273% 7/1/46 ^	970,000	278,264
Series A-2 4.329% 7/1/40	1,245,000	1,307,263
Regional Public Transportation Authority
(Maricopa County Public Transportation) 5.25% 7/1/24	500,000	595,685

		10,249,543

State General Obligation Bonds – 1.30%
Commonwealth of Puerto Rico
Series A 5.00% 7/1/41 ‡	235,000	147,169
Series A 5.375% 7/1/33 ‡	270,000	190,687
Series A 8.00% 7/1/35 ‡	355,000	216,994
Series B 5.75% 7/1/38 ‡	680,000	481,950

		1,036,800

Transportation Revenue Bonds – 5.13%
Arizona Department of Transportation State Highway Fund Revenue
5.00% 7/1/35	500,000	611,650
Phoenix Civic Improvement Airport Revenue
(Senior Lien)
4.00% 7/1/48 (AMT)	500,000	546,020
5.00% 7/1/32 (AMT)	500,000	549,500
Series A 5.00% 7/1/36 (AMT)	1,000,000	1,192,420
Series B 5.00% 7/1/37	1,000,000	1,192,690

		4,092,280

Water & Sewer Revenue Bonds – 6.36%
Arizona Water Infrastructure Finance Authority
(Water Quality Revenue) Series A 5.00% 10/1/26	1,000,000	1,186,840

Schedules of investments

Delaware Tax-Free Arizona Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Water & Sewer Revenue Bonds (continued)
Central Arizona Water Conservation District
(Central Arizona Project) 5.00% 1/1/31	600,000	$733,812
Guam Government Waterworks Authority Revenue
5.00% 7/1/37	250,000	292,253
Mesa Utility System Revenue
4.00% 7/1/31	850,000	983,535
Phoenix Civic Improvement Corporation
(Junior Lien)
5.00% 7/1/27	1,000,000	1,256,140
5.00% 7/1/31	500,000	621,570

		5,074,150

Total Municipal Bonds (cost $74,051,044)		78,139,032

Short-Term Investments – 1.25%
Variable Rate Demand Note – 1.25%¤
Phoenix Industrial Development Authority
(Mayo Clinic) Series B 0.01% 11/15/52 (SPA - Northern Trust Company)	1,000,000	1,000,000

Total Short-Term Investments (cost $1,000,000)		1,000,000

Total Value of Securities–99.15% (cost $75,051,044)		$79,139,032

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.

●

Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at August 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their description above.

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At August 31, 2020, the aggregate value of Rule 144A securities was $5,800,096, which represents 7.27% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

‡	Non-income producing security. Security is currently in default.

§

Pre-refunded bonds. Municipal bonds that are generally backed or secured by US Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond will be pre-refunded. See Note 8 in “Notes to financial statements.”

^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.

¤

Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. Each rate shown is as of August 31, 2020.

Summary of abbreviations:

ACA – Insured by American Capital Access

AGM – Insured by Assured Guaranty Municipal Corporation

AMT – Subject to Alternative Minimum Tax

ICE – Intercontinental Exchange, Inc.

LIBOR – London interbank offered rate

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

LLC – Limited Liability Corporation

SPA – Stand-by Purchase Agreement

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Delaware Tax-Free California Fund	August 31, 2020

	Principal amount°	Value (US $)
Municipal Bonds – 96.90%
Corporate Revenue Bonds – 7.31%
Golden State Tobacco Securitization Settlement Revenue
(Asset-Backed) Series A-2 5.00% 6/1/47	2,000,000	$2,056,440
(Capital Appreciation Asset-Backed) Subordinate Series B 1.548% 6/1/47 ^	1,615,000	340,975
Inland Empire Tobacco Securitization Authority
(Capital Appreciation Turbo Asset-Backed) Series F 144A 1.46% 6/1/57 #, ^	16,655,000	677,192
M-S-R Energy Authority Revenue
Series B 6.50% 11/1/39	500,000	796,565
Tobacco Securitization Authority of Southern California
(San Diego County)
Capital Appreciation Second Subordinate Series C 0.558% 6/1/46 ^	9,285,000	1,764,614
Capital Appreciation Third Subordinate Series D 0.307% 6/1/46 ^	3,460,000	574,014

		6,209,800

Education Revenue Bonds – 31.34%
California Educational Facilities Authority
(Loma Linda University) Series A 5.00% 4/1/47	1,000,000	1,129,740
(Stanford University)
Series U-1 5.25% 4/1/40	775,000	1,211,519
Series V-1 5.00% 5/1/49	2,600,000	4,237,662
California Municipal Finance Authority
(Bella Mente Montessori Academy Project) Series A 144A 5.00% 6/1/48 #	500,000	523,325
(Biola University) 5.00% 10/1/39	1,000,000	1,130,100
(California Baptist University) Series A 144A 5.375% 11/1/40 #	1,000,000	1,056,350
(CHF - Davis I, LLC - West Village Student Housing Project) 5.00% 5/15/48	1,000,000	1,139,220
(Creative Center of Los Altos Project - Pinewood School & Oakwood School) Series B 144A 4.50% 11/1/46 #	500,000	495,415
(Julian Charter School Project) Series A 144A 5.625% 3/1/45 #	600,000	605,424

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Education Revenue Bonds (continued)
California Municipal Finance Authority
(Literacy First Charter Schools Project) Series A 5.00% 12/1/49	750,000	$865,522
(Southwestern Law School) 6.50% 11/1/41	1,140,000	1,200,420
California Public Finance Authority Educational Facilities Revenue
(Trinity Classical Academy Project) Series A 144A 5.00% 7/1/54 #	500,000	510,745
California School Finance Authority
(Aspire Public Schools - Obligated Group) Series A 144A 5.00% 8/1/45 #	715,000	795,123
(Encore Education Obligated Group) Series A 144A 5.00% 6/1/42 #	500,000	467,870
(Escuela Popular Project) 144A 6.50% 7/1/50 #	250,000	272,508
(Granada Hills Charter Obligated Group) 144A 5.00% 7/1/49 #	475,000	524,452
(Green Dot Public Schools Project) Series A 144A 5.00% 8/1/35 #	1,000,000	1,116,760
(Grimmway Schools - Obligated Group) Series A 144A 5.00% 7/1/36 #	500,000	524,950
(ICEF - View Park Elementary & Middle Schools) Series A 5.625% 10/1/34	575,000	616,319
(KIPP LA Projects) Series A 5.125% 7/1/44	1,000,000	1,098,150
(KIPP SoCal Projects) Series A 144A 5.00% 7/1/49 #	1,000,000	1,185,870
(Partnerships to Uplift Communities Valley Project) Series A 144A 6.75% 8/1/44 #	1,000,000	1,094,920
California State University Systemwide Revenue Series A 5.00% 11/1/47	1,000,000	1,217,510
California Statewide Communities Development Authority Charter School Revenue
(Green Dot Public Schools - Animo Inglewood Charter High School Project) Series A 7.25% 8/1/41	300,000	312,396
California Statewide Communities Development Authority Revenue
(California Baptist University) Series A 6.125% 11/1/33	750,000	819,495

Schedules of investments

Delaware Tax-Free California Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Education Revenue Bonds (continued)
California Statewide Communities Development Authority Student Housing Revenue
(University of California Irvine East Campus Apartments) 5.375% 5/15/38	1,000,000	$1,019,870
Mt. San Antonio Community College District Convertible Capital Appreciation Election 2008
Series A 0.00% 8/1/28 ~	1,000,000	1,161,450
University of California
Series BE 5.00% 5/15/32	220,000	301,341

		26,634,426

Electric Revenue Bonds – 0.84%
Puerto Rico Electric Power Authority Revenue
Series A 5.05% 7/1/42 ‡	70,000	48,300
Series AAA 5.25% 7/1/25 ‡	40,000	27,650
Series CCC 5.25% 7/1/27 ‡	325,000	224,656
Series WW 5.00% 7/1/28 ‡	310,000	213,900
Series XX 4.75% 7/1/26 ‡	45,000	30,825
Series XX 5.75% 7/1/36 ‡	150,000	104,625
Series ZZ 4.75% 7/1/27 ‡	35,000	23,975
Series ZZ 5.25% 7/1/24 ‡	55,000	38,019

		711,950

Healthcare Revenue Bonds – 17.58%
ABAG Finance Authority for Nonprofit Corporations
(Episcopal Senior Communities) 6.125% 7/1/41	850,000	866,481
(Sharp HealthCare) Series A 5.00% 8/1/28	250,000	265,075
California Health Facilities Financing Authority Revenue
(Cedars-Sinai Medical Center) Series B 4.00% 8/15/36	500,000	568,135
(Children’s Hospital Los Angeles)
Series A 5.00% 11/15/34	500,000	528,920
Series A 5.00% 8/15/47	500,000	562,355
(Dignity Health) Series E 5.625% 7/1/25	1,000,000	1,003,830
(Kaiser Permanente) Subordinate Series A-2 4.00% 11/1/44	1,005,000	1,126,143
(Sutter Health) Series D 5.25% 8/15/31	1,000,000	1,044,190

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
California Municipal Finance Authority Revenue
(Community Medical Centers)
Series A 5.00% 2/1/42	750,000	$867,668
Series A 5.00% 2/1/47	250,000	287,245
(Goodwill Industry of Sacramento Valley & Northern Nevada Project) 5.00% 1/1/35	635,000	549,808
(Northbay Healthcare Group) Series A 5.25% 11/1/47	500,000	550,985
California Statewide Communities Development Authority Revenue
(Adventist Health System/West) Series A 4.00% 3/1/48	1,000,000	1,112,460
(Covenant Retirement Communities) Series C 5.625% 12/1/36	1,000,000	1,091,280
(Emanate Health) Series A 4.00% 4/1/45	255,000	290,629
(Episcopal Communities & Services) 5.00% 5/15/32	600,000	631,026
(Huntington Memorial Hospital) 4.00% 7/1/48	500,000	556,095
(Marin General Hospital - Green Bonds) Series A 4.00% 8/1/45	500,000	522,545
(Redlands Community Hospital) 5.00% 10/1/46	1,000,000	1,110,980
Palomar Health
5.00% 11/1/47 (AGM)	500,000	576,145
San Buenaventura
(Community Memorial Health System) 7.50% 12/1/41	785,000	826,440

		14,938,435

Housing Revenue Bonds – 3.85%
California Municipal Finance Authority Mobile Home Park Revenue
(Caritas Projects) Series A 5.50% 8/15/47	250,000	263,958
Independent Cities Finance Authority Mobile Home Park Revenue
(Pillar Ridge)
Series A 5.25% 5/15/44	1,000,000	1,087,030
Series A 5.25% 5/15/49	850,000	922,105

Schedules of investments

Delaware Tax-Free California Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Housing Revenue Bonds (continued)
Santa Clara County Multifamily Housing Authority Revenue
(RiverTown Apartments Project) Series A 5.85% 8/1/31 (AMT)	1,000,000	$1,003,450

		3,276,543

Lease Revenue Bonds – 7.08%
Abag Finance Authority for Nonprofit Corporations
(Jackson Laboratory) 5.00% 7/1/37	1,000,000	1,055,110
California Infrastructure & Economic Development Bank
(Academy of Motion Picture Arts & Sciences Obligated Group) Series A 5.00% 11/1/41	1,000,000	1,112,360
California State Public Works Board Lease Revenue
(Department of Corrections and Rehabilitation) Series C 5.00% 10/1/26	1,000,000	1,050,090
Golden State Tobacco Securitization Settlement Revenue
(Enhanced Asset-Backed) Series A 5.00% 6/1/29	1,000,000	1,115,140
Oceanside Public Financing Authority
(El Corazon Aquatics Center Project) 4.00% 11/1/49	1,000,000	1,129,810
San Jose Financing Authority Lease Revenue
(Civic Center Project) Series A 5.00% 6/1/33	500,000	551,405

		6,013,915

Local General Obligation Bonds – 1.82%
Anaheim School District Capital Appreciation Election 2002
4.58% 8/1/25 (NATL)^	1,000,000	959,350
San Francisco Bay Area Rapid Transit District Election of 2016
(Green Bonds) Series B-1 4.00% 8/1/44	500,000	591,665

		1,551,015

Pre-Refunded Bonds – 3.91%
Anaheim Public Financing Authority Revenue
(Anaheim Electric System Distribution Facilities) Series A 5.00% 10/1/25-21 §	800,000	822,744

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Pre-Refunded Bonds (continued)
La Verne
(Brethren Hillcrest Homes) 5.00% 5/15/36-22 §	750,000	$817,418
Pittsburg Unified School District Financing Authority Revenue
(Pittsburg Unified School District Bond Program) 5.50% 9/1/46-21 (AGM)§	800,000	842,384
Rancho Santa Fe Community Services District Financing Authority Revenue
(Superior Lien Bonds) Series A 5.75% 9/1/30-21 §	800,000	843,960

		3,326,506

Special Tax Revenue Bonds – 9.04%
GDB Debt Recovery Authority of Puerto Rico
7.50% 8/20/40	503,323	345,405
Puerto Rico Sales Tax Financing Revenue
(Restructured)
Series A-1 4.75% 7/1/53	1,745,000	1,834,065
Series A-1 5.00% 7/1/58	2,585,000	2,760,005
Series A-1 5.349% 7/1/46 ^	3,890,000	1,115,924
Sacramento Transient Occupancy Tax Revenue
(Convention Center Complex) Senior Series A 5.00% 6/1/48	1,000,000	1,109,020
Yucaipa Special Tax Community Facilities District No. 98-1
(Chapman Heights) 5.375% 9/1/30	500,000	520,910

		7,685,329

State General Obligation Bonds – 4.83%
California
(Various Purpose)
5.00% 4/1/32	300,000	427,236
5.00% 8/1/46	1,000,000	1,218,640
5.25% 4/1/35	1,000,000	1,073,910
Commonwealth of Puerto Rico
(Public Improvement)
Series A 5.00% 7/1/24 ‡	185,000	131,581
Series A 5.00% 7/1/41 ‡	300,000	187,875
Series A 5.25% 7/1/34 ‡	155,000	110,631
Series A 5.375% 7/1/33 ‡	350,000	247,188
Series B 5.75% 7/1/38 ‡	430,000	304,763

Schedules of investments

Delaware Tax-Free California Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
State General Obligation Bonds (continued)
Commonwealth of Puerto Rico
(Public Improvement)
Series C 6.00% 7/1/39 ‡	450,000	$316,687
Unrefunded Series B 5.00% 7/1/35 ‡	125,000	88,906

		4,107,417

Transportation Revenue Bonds – 9.30%
California Municipal Finance Authority Senior Lien
(LINXS APM Project) Series A 5.00% 12/31/47 (AMT)	645,000	738,099
Long Beach Marina Revenue
(Alamitos Bay Marina Project) 5.00% 5/15/45	500,000	539,340
Los Angeles Department of Airports
(Los Angeles International Airport) Senior Series D 5.00% 5/15/36 (AMT)	1,000,000	1,152,930
Riverside County Transportation Commission Senior Lien
(Current Interest Obligations) Series A 5.75% 6/1/44	500,000	545,610
Sacramento County Airport System Revenue
Series C 5.00% 7/1/39 (AMT)	500,000	598,565
Subordinate Series B 5.00% 7/1/41	500,000	583,965
San Diego Redevelopment Agency
(Centre City Redevelopment Project) Series A 6.40% 9/1/25	870,000	874,307
San Francisco City & County Airports Commission
(San Francisco International Airport)
Second Series A 5.00% 5/1/49 (AMT)	1,000,000	1,207,140
Second Series E 5.00% 5/1/50 (AMT)	500,000	602,995
San Francisco Municipal Transportation Agency Revenue
Series B 5.00% 3/1/37	1,000,000	1,058,120

		7,901,071

Total Municipal Bonds (cost $77,333,851)		82,356,407

Short-Term Investments – 1.12%
Variable Rate Demand Notes – 1.12%¤
California
Series A2 0.01% 5/1/34 (LOC - State Street Bank and Trust)	150,000	150,000

	Principal amount°	Value (US $)
Short-Term Investments (continued)
University of California
Series AL-2 0.01% 5/15/48	800,000	$800,000

Total Short-Term Investments (cost $950,000)		950,000

Total Value of Securities–98.02% (cost $78,283,851)		$83,306,407

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.

^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At August 31, 2020, the aggregate value of Rule 144A securities was $9,850,904, which represents 11.59% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

~	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Stated rate in effect at August 31, 2020.

‡	Non-income producing security. Security is currently in default.

§

Pre-refunded bonds. Municipal bonds that are generally backed or secured by US Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond will be pre-refunded. See Note 8 in “Notes to financial statements.”

¤

Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. Each rate shown is as of August 31, 2020.

Summary of abbreviations:

AGM – Insured by Assured Guaranty Municipal Corporation

AMT – Subject to Alternative Minimum Tax

CHF – Collegiate Housing Foundation

ICEF – Inner City Education Foundation

KIPP – Knowledge is Power Program

LLC – Limited Liability Corporation

LOC – Letter of Credit

NATL – Insured by National Public Finance Guarantee Corporation

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Delaware Tax-Free Colorado Fund	August 31, 2020

	Principal amount°	Value (US $)
Municipal Bonds – 98.60%
Corporate Revenue Bonds – 3.23%
Denver City & County
(United Airlines Project) 5.00% 10/1/32 (AMT)	415,000	$419,963
Public Authority for Colorado Energy Natural Gas Revenue
6.50% 11/15/38	4,250,000	6,776,328

		7,196,291

Education Revenue Bonds – 11.94%
Board of Governors of the Colorado State University
System Enterprise Revenue
Series A 5.00% 3/1/43	2,480,000	3,619,783
Board of Trustees For Colorado Mesa University Enterprise Revenue
Series B 5.00% 5/15/44	1,000,000	1,247,410
Series B 5.00% 5/15/49	750,000	929,910
Colorado Educational & Cultural Facilities Authority Revenue
(Alexander Dawson School-Nevada Project) 5.00% 5/15/29	1,230,000	1,476,861
(Aspen Ridge School Project)
Series A 144A 5.00% 7/1/36 #	500,000	510,495
Series A 144A 5.25% 7/1/46 #	1,350,000	1,377,567
(Atlas Preparatory Charter School) 144A 5.25% 4/1/45 #	1,300,000	1,320,540
(Charter School Project) 5.00% 7/15/37	1,150,000	1,220,564
(Community Leadership Academy, Inc. Second Campus Project) 7.45% 8/1/48	1,000,000	1,101,480
(Johnson & Wales University) Series A 5.25% 4/1/37	1,790,000	1,909,482
(Liberty Common Charter School Project) Series A 5.00% 1/15/39	1,000,000	1,086,920
(Littleton Preparatory Charter School Project)
5.00% 12/1/33	450,000	458,874
5.00% 12/1/42	540,000	545,902
(Loveland Classical Schools Project)
144A 5.00% 7/1/36 #	625,000	638,900
144A 5.00% 7/1/46 #	500,000	502,725
(Pinnacle Charter School Project) 5.00% 6/1/26	700,000	766,444

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Education Revenue Bonds (continued)
(Science Technology Engineering and Math School Project)
5.00% 11/1/44	890,000	$950,030
5.00% 11/1/54	1,500,000	1,594,665
(Skyview Charter School)
144A 5.375% 7/1/44 #	860,000	878,258
144A 5.50% 7/1/49 #	870,000	890,715
(University of Denver Project)
Series A 4.00% 3/1/35	400,000	448,572
Series A 4.00% 3/1/36	550,000	614,741
(University of Lab Charter School) 5.00% 12/15/45	500,000	539,755
(Vail Mountain School Project)
4.00% 5/1/46	80,000	78,577
5.00% 5/1/31	1,000,000	1,036,410
(Windsor Charter Academy Project) 144A 5.00% 9/1/46 #	890,000	891,024

		26,636,604

Electric Revenue Bonds – 3.88%
Loveland Colorado Electric & Communications Enterprise Revenue
Series A 5.00% 12/1/44	2,185,000	2,711,935
Platte River Power Authority Revenue
Series JJ 5.00% 6/1/27	3,300,000	4,120,842
Puerto Rico Electric Power Authority Revenue
Series A 5.05% 7/1/42 ‡	170,000	117,300
Series AAA 5.25% 7/1/25 ‡	95,000	65,669
Series CCC 5.25% 7/1/27 ‡	705,000	487,331
Series WW 5.00% 7/1/28 ‡	660,000	455,400
Series XX 4.75% 7/1/26 ‡	105,000	71,925
Series XX 5.25% 7/1/40 ‡	295,000	203,919
Series XX 5.75% 7/1/36 ‡	365,000	254,587
Series ZZ 4.75% 7/1/27 ‡	85,000	58,225
Series ZZ 5.25% 7/1/24 ‡	140,000	96,775

		8,643,908

Healthcare Revenue Bonds – 25.76%
Colorado Health Facilities Authority Revenue
(AdventHealth Obligated Group) Series A 4.00% 11/15/43	4,000,000	4,576,520
(American Baptist)
7.625% 8/1/33	150,000	158,928

Schedules of investments
Delaware Tax-Free Colorado Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Colorado Health Facilities Authority Revenue
(American Baptist)
8.00% 8/1/43	1,000,000	$1,063,680
(Bethesda Project) Series A-1 5.00% 9/15/48	2,250,000	2,414,498
(Cappella of Grand Junction Project) 144A 5.00% 12/1/54 #	1,000,000	975,900
(Christian Living Community Project)
5.25% 1/1/37	1,500,000	1,507,725
6.375% 1/1/41	1,000,000	1,030,930
(CommonSpirit Health)
Series A-1 4.00% 8/1/39	2,000,000	2,247,880
Series A-1 4.00% 8/1/44	2,000,000	2,218,460
Series A-2 4.00% 8/1/49	3,000,000	3,307,320
Series A-2 5.00% 8/1/38	1,500,000	1,832,070
Series A-2 5.00% 8/1/39	1,505,000	1,832,955
(Covenant Retirement Communities)
Series A 5.00% 12/1/33	4,000,000	4,167,120
Series A 5.00% 12/1/35	1,000,000	1,079,560
(Craig Hospital Project) 5.00% 12/1/32	3,500,000	3,755,185
(Frasier Meadows Retirement Community Project) Series B 5.00% 5/15/48	660,000	694,346
(Mental Health Center Denver Project) Series A 5.75% 2/1/44	2,000,000	2,121,720
(National Jewish Health Project) 5.00% 1/1/27	300,000	313,437
(Sanford Health) Series A 5.00% 11/1/44	4,500,000	5,547,285
(SCL Health System)
Series A 4.00% 1/1/37	2,150,000	2,514,597
Series A 4.00% 1/1/38	3,895,000	4,539,973
Series A 5.00% 1/1/44	3,050,000	3,352,621
(Sunny Vista Living Center) Series A 144A 6.25% 12/1/50 #	935,000	939,030
(Vail Valley Medical Center Project) 5.00% 1/15/35	1,000,000	1,163,590
(Valley View Hospital Association Project) Series A 4.00% 5/15/35	685,000	762,343
Denver Health & Hospital Authority Health Care Revenue
Series A 4.00% 12/1/39	1,000,000	1,069,670
Series A 4.00% 12/1/40	250,000	266,632

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority
(Auxilio Mutuo)
Series A 6.00% 7/1/33	1,945,000	$1,996,134

		57,450,109

Housing Revenue Bonds – 0.09%
Colorado Housing and Finance Authority
(Single Family Program Class 1)
Series AA 4.50% 5/1/23 (GNMA)	95,000	95,549
Series AA 4.50% 11/1/23 (GNMA)	95,000	95,544

		191,093

Lease Revenue Bonds – 2.04%
Colorado Department of Transportation Certificates of Participation
5.00% 6/15/34	660,000	806,098
5.00% 6/15/36	1,055,000	1,284,557
Denver Health & Hospital Authority
4.00% 12/1/38	750,000	802,230
Regional Transportation District Certificates of Participation
Series A 5.00% 6/1/33	1,500,000	1,655,025

		4,547,910

Local General Obligation Bonds – 11.32%
Adams & Weld Counties School District No. 27J Brighton
4.00% 12/1/30	300,000	344,148
4.00% 12/1/31	1,000,000	1,145,300
Arapahoe County School District No. 6 Littleton
(Littleton Public Schools)
Series A 5.50% 12/1/33	1,000,000	1,337,470
Series A 5.50% 12/1/38	350,000	458,899
Beacon Point Metropolitan District
5.00% 12/1/30 (AGM)	1,130,000	1,351,796
Boulder Valley School District No. Re-2 Boulder
Series A 4.00% 12/1/48	1,370,000	1,601,393
Central Colorado Water Conservancy District
(Limited Tax) 5.00% 12/1/33	1,000,000	1,134,990

Schedules of investments
Delaware Tax-Free Colorado Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Local General Obligation Bonds (continued)
Commerce City Northern Infrastructure General Improvement District
5.00% 12/1/32 (AGM)	2,125,000	$2,337,904
Denver International Business CenterMetropolitan District No. 1
5.00% 12/1/30	350,000	352,065
Eaton Area Park & Recreation District
5.25% 12/1/34	360,000	369,479
5.50% 12/1/38	455,000	469,005
El Paso County School District No 2. Harrison
5.00% 12/1/38	1,000,000	1,276,020
Grand River Hospital District
5.25% 12/1/35 (AGM)	1,000,000	1,171,940
Jefferson County School District No. R-1
5.25% 12/15/24	1,250,000	1,514,662
Leyden Rock Metropolitan District No. 10
Series A 5.00% 12/1/45	1,000,000	1,026,510
Sierra Ridge Metropolitan District No. 2
Series A 5.50% 12/1/46	1,000,000	1,031,360
Weld County Reorganized School District No. Re-8
5.00% 12/1/31	990,000	1,234,263
5.00% 12/1/32	660,000	818,763
Weld County School District No. Re-1
5.00% 12/15/31 (AGM)	1,000,000	1,247,980
Weld County School District No. Re-2 Eaton
5.00% 12/1/44	2,000,000	2,563,440
Weld County School District No. Re-3J
5.00% 12/15/34 (BAM)	2,000,000	2,468,440

		25,255,827

Pre-Refunded Bonds – 6.64%
Colorado Health Facilities Authority Revenue
(Catholic Health Initiatives)
Series A 5.00% 2/1/41-21 §	2,250,000	2,294,280
Series A 5.25% 2/1/33-21 §	1,000,000	1,020,710
Series A 5.25% 1/1/45-23 §	2,000,000	2,227,260
(NCMC Project) 4.00% 5/15/32-26 §	2,000,000	2,395,560

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Pre-Refunded Bonds (continued)
(The Evangelical Lutheran Good Samaritan Society Project) 5.625% 6/1/43-23 §	1,150,000	$1,318,774
(Total Long-Term Care National Obligated Group Project) Series A 6.25% 11/15/40-20 §	750,000	759,127
Denver Health & Hospital Authority Health Care Revenue
(Recovery Zone Facilities) 5.625% 12/1/40-20 §	2,500,000	2,533,000
University of Colorado
Series A 5.00% 6/1/33-23 §	2,000,000	2,262,280

		14,810,991

Special Tax Revenue Bonds – 18.84%
Broomfield Colorado Sales & Use Tax Revenue
5.00% 12/1/33	1,000,000	1,261,300
Central Platte Valley Metropolitan District
5.00% 12/1/43	725,000	748,838
Commerce City
5.00% 8/1/44 (AGM)	1,500,000	1,720,275
Denver Convention Center Hotel Authority Revenue
5.00% 12/1/40	2,660,000	2,827,660
Denver International Business CenterMetropolitan District No. 1
5.375% 12/1/35	1,750,000	1,760,290
Fountain Urban Renewal Authority Tax Increment Revenue
(Academy Highlands Project) Series A 5.50% 11/1/44	1,375,000	1,409,801
Guam Government Business Privilege Tax Revenue
Series A 5.125% 1/1/42	1,250,000	1,282,725
Series A 5.25% 1/1/36	1,675,000	1,727,361
Lincoln Park Metropolitan District
5.00% 12/1/46 (AGM)	1,000,000	1,207,300
Plaza Metropolitan District No. 1
144A 5.00% 12/1/40 #	1,265,000	1,289,149
Prairie Center Metropolitan District No. 3
Series A 144A 5.00% 12/15/41 #	1,000,000	1,020,460
Puerto Rico Sales Tax Financing Revenue
Series A-2 4.536% 7/1/53	3,000,000	3,110,310
(Restructured)
Series A-1 4.75% 7/1/53	3,445,000	3,620,833

Schedules of investments
Delaware Tax-Free Colorado Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Special Tax Revenue Bonds (continued)
Puerto Rico Sales Tax Financing Revenue
(Restructured)
Series A-1 5.00% 7/1/58	3,122,000	$3,333,359
Regional Transportation District
6.00% 1/15/34	1,450,000	1,452,856
6.00% 1/15/41	2,400,000	2,404,728
Regional Transportation District Sales Tax Revenue
Series A 5.00% 11/1/30	670,000	827,611
Series A 5.00% 11/1/31	1,495,000	1,831,674
Series A 5.00% 11/1/36	2,750,000	3,309,460
Solaris Metropolitan District No. 3
Series A 5.00% 12/1/46	500,000	512,445
Southlands Metropolitan District No. 1
Series A-1 5.00% 12/1/37	300,000	320,472
Series A-1 5.00% 12/1/47	700,000	735,973
Sterling Ranch Community Authority Board
Series A 5.75% 12/1/45	975,000	1,007,204
Tallyn’s Reach Metropolitan District No. 3
5.125% 11/1/38	740,000	754,445
Thornton Development Authority
Series B 5.00% 12/1/35	485,000	570,244
Series B 5.00% 12/1/36	810,000	951,620
Virgin Islands Public Finance Authority
5.00% 10/1/29 (AGM)	1,000,000	1,019,160

		42,017,553

State General Obligation Bonds – 1.32%
Commonwealth of Puerto Rico
Series A 5.00% 7/1/41 ‡	680,000	425,850
Series A 5.375% 7/1/33 ‡	675,000	476,719
Series A 8.00% 7/1/35 ‡	1,215,000	742,669
Series B 5.75% 7/1/38 ‡	960,000	680,400
Series C 6.00% 7/1/39 ‡	890,000	626,337

		2,951,975

Transportation Revenue Bonds – 11.03%
Colorado High Performance Transportation Enterprise Revenue
(C-470 Express Lanes) 5.00% 12/31/56	2,000,000	2,154,380
(Senior U.S. 36 & I-25 Managed Lanes) 5.75% 1/1/44 (AMT)	2,140,000	2,293,310

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Transportation Revenue Bonds (continued)
Denver City & County Airport System Revenue
Series A 4.00% 12/1/48 (AMT)	400,000	$439,904
Series A 5.00% 11/15/30 (AMT)	1,750,000	2,156,980
Series A 5.00% 12/1/48 (AMT)	2,000,000	2,387,700
Series B 5.00% 11/15/30	1,000,000	1,081,920
Series B 5.00% 11/15/32	1,000,000	1,077,600
Series B 5.00% 11/15/37	8,000,000	8,572,080
E-470 Public Highway Authority
Series A 5.00% 9/1/34	900,000	1,196,478
Series A 5.00% 9/1/35	400,000	529,216
Series A 5.00% 9/1/36	1,300,000	1,711,931
Series C 5.375% 9/1/26	1,000,000	1,000,000

		24,601,499

Water & Sewer Revenue Bonds – 2.51%
Arapahoe County Water & Wastewater Authority
4.00% 12/1/37	1,000,000	1,221,060
4.00% 12/1/38	1,845,000	2,236,804
Dominion Water & Sanitation District
6.00% 12/1/46	735,000	767,568
Douglas County Centennial Water & Sanitation District
4.00% 12/1/38	500,000	586,940
Guam Government Waterworks Authority Water & Wastewater System Revenue
5.00% 7/1/37	675,000	789,082

		5,601,454

Total Municipal Bonds (cost $208,297,962)		219,905,214

	Number of shares
Short-Term Investments – 0.52%
Money Market Mutual Fund – 0.29%
Dreyfus AMT-Free Tax Exempt Cash Management Fund - Institutional Shares (seven-day effective yield 0.00%)	653,583	653,583

		653,583

Schedules of investments
Delaware Tax-Free Colorado Fund

	Principal amount	Value (US $)
Variable Rate Demand Note – 0.23%¤
Denver City & County
Series A 0.02% 12/1/31 (SPA - JPMorgan Chase Bank N.A.)	500,000	$500,000

		500,000

Total Short-Term Investments (cost $1,153,583)		1,153,583

Total Value of Securities–99.12% (cost $209,451,545)		$221,058,797

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At August 31, 2020, the aggregate value of Rule 144A securities was $11,234,763, which represents 5.04% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

‡	Non-income producing security. Security is currently in default.

§

Pre-refunded bonds. Municipal bonds that are generally backed or secured by US Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond will be pre-refunded. See Note 8 in “Notes to financial statements.”

¤

Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. Each rate shown is as of August 31, 2020.

Summary of abbreviations:

AGM – Insured by Assured Guaranty Municipal Corporation

AMT – Subject to Alternative Minimum Tax

BAM – Insured by Build America Mutual Assurance

GNMA – Government National Mortgage Association

N.A. – National Association

SPA – Stand-by Purchase Agreement

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Delaware Tax-Free Idaho Fund	August 31, 2020

	Principal amount°	Value (US $)

Municipal Bonds – 97.15%
Corporate Revenue Bonds – 3.11%
Nez Perce County Pollution Control Revenue
(Potlatch Project) 2.75% 10/1/24	1,250,000	$1,272,263
Power County Industrial Development Revenue
(FMC Project) 6.45% 8/1/32 (AMT)	2,000,000	2,009,840

		3,282,103

Education Revenue Bonds – 14.92%
Boise State University Revenue
(General Project)
Series A 5.00% 4/1/47	500,000	591,875
Series A 5.00% 4/1/48	1,000,000	1,207,240
Idaho Housing & Finance Association
(Compass Public Charter School Project)
Series A 144A 5.00% 7/1/54 #	1,000,000	1,039,990
Series A 144A 6.00% 7/1/39 #	370,000	422,244
Series A 144A 6.00% 7/1/49 #	595,000	669,607
Series A 144A 6.00% 7/1/54 #	570,000	639,443
(Idaho Arts Charter School Project)
Series A 5.00% 12/1/38	1,000,000	1,103,020
Series A 144A 5.00% 12/1/46#	1,000,000	1,074,180
(North Star Charter School Project)
Capital Appreciation Subordinate Series B 144A 4.88% 7/1/49 #, ^	2,888,155	484,372
Series A 6.75% 7/1/48	529,151	572,420
(Victory Charter School Project) Series B 5.00% 7/1/39	1,000,000	1,096,640
(Xavier Charter School Project) Series A 5.00% 6/1/50	1,275,000	1,381,246
Idaho State University Revenue
3.00% 4/1/49	1,700,000	1,741,140
5.00% 4/1/40	190,000	229,603
5.00% 4/1/43	250,000	299,760
5.00% 4/1/44	250,000	299,105
University of Idaho
Series 2011 5.25% 4/1/41 •	1,670,000	1,711,316
Series A 5.00% 4/1/41	1,000,000	1,183,110

		15,746,311

Electric Revenue Bonds – 4.12%
Boise-Kuna Irrigation District Revenue
(Idaho Arrowrock Hydroelectric Project) 5.00% 6/1/34	2,000,000	2,339,640

Schedules of investments
Delaware Tax-Free Idaho Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Electric Revenue Bonds (continued)
Guam Power Authority Revenue
Series A 5.00% 10/1/40	1,000,000	$1,151,020
Puerto Rico Electric Power Authority Revenue
Series A 5.05% 7/1/42 ‡	75,000	51,750
Series AAA 5.25% 7/1/25 ‡	45,000	31,106
Series CCC 5.25% 7/1/27 ‡	345,000	238,481
Series WW 5.00% 7/1/28 ‡	320,000	220,800
Series XX 4.75% 7/1/26 ‡	50,000	34,250
Series XX 5.25% 7/1/40 ‡	135,000	93,319
Series XX 5.75% 7/1/36 ‡	175,000	122,063
Series ZZ 4.75% 7/1/27 ‡	40,000	27,400
Series ZZ 5.25% 7/1/24 ‡	60,000	41,475

		4,351,304

Healthcare Revenue Bonds – 9.33%
Idaho Health Facilities Authority Revenue
(Madison Memorial Hospital Project) 5.00% 9/1/37	1,350,000	1,513,093
(St. Luke’s Health System Project)
Series A 5.00% 3/1/27	1,000,000	1,232,080
Series A 5.00% 3/1/47	1,500,000	1,555,350
(Trinity Health Credit Group)
Series A 5.00% 12/1/47	390,000	467,618
Series ID 4.00% 12/1/43	1,000,000	1,136,050
Series ID 5.00% 12/1/46	750,000	890,213
(Valley Vista Care Corporation)
Series A 5.25% 11/15/37	1,005,000	968,539
Series A 5.25% 11/15/47	1,130,000	1,033,848
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority
(Hospital Auxilio Mutuo Obligated Group Project) Series A 6.00% 7/1/33	1,020,000	1,046,816

		9,843,607

Housing Revenue Bonds – 4.36%
Idaho Housing & Finance Association
Series A 4.50% 1/21/49 (GNMA)	820,065	876,764
Idaho Housing & Finance Association Single Family Mortgage Revenue
Series A 3.05% 7/1/39 (GNMA)	1,665,000	1,772,060
Series A 3.25% 1/1/43 (GNMA)	820,000	870,446

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Housing Revenue Bonds (continued)
Idaho Housing & Finance Association Single Family Mortgage Revenue
Series A Class II 4.375% 7/1/32	250,000	$250,343
Series C 3.00% 1/1/43 (FHA)	800,000	837,296

		4,606,909

Lease Revenue Bonds – 10.67%
Boise Urban Renewal Agency
5.00% 12/15/31	750,000	870,750
5.00% 12/15/32	750,000	866,468
Idaho Fish & Wildlife Foundation
(Idaho Department of Fish & Game Headquarters Office Project)
4.00% 12/1/36	650,000	783,907
4.00% 12/1/39	1,545,000	1,845,502
4.00% 12/1/42	1,300,000	1,533,272
4.00% 12/1/44	250,000	292,355
(Idaho Department of Fish & Game Nampa Regional Office Project) 5.00% 12/1/41	200,000	247,796
Idaho Housing & Finance Association Economic Development Facilities Revenue
(TDF Facilities Project)
Series A 6.50% 2/1/26	1,350,000	1,373,638
Series A 7.00% 2/1/36	1,500,000	1,523,730
Idaho State Building Authority Revenue
(Capitol Mall Parking Project)
Series A 4.50% 9/1/26	485,000	541,958
Series A 4.50% 9/1/27	505,000	563,080
(Department of Health & Welfare Project) Series B 4.00% 9/1/48	750,000	823,245

		11,265,701

Local General Obligation Bonds – 22.19%
Ada & Boise Counties Independent School District Boise City
5.00% 8/1/33	1,010,000	1,247,896
5.00% 8/1/34	1,500,000	1,849,230
5.00% 8/1/35	1,160,000	1,425,524
5.00% 8/1/36	500,000	612,480
Ada & Canyon Counties Joint School District No. 3 Kuna
(Sales Tax & Credit Enhancement Guaranty)
Series B 5.00% 9/15/33	1,000,000	1,242,900

Schedules of investments
Delaware Tax-Free Idaho Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Local General Obligation Bonds (continued)
Ada & Canyon Counties Joint School District No. 3 Kuna
(Sales Tax & Credit Enhancement Guaranty)
Series B 5.00% 9/15/35	1,100,000	$1,359,721
Canyon County School District No. 131 Nampa
(School Board Guaranteed) Series B 5.00% 8/15/23	1,295,000	1,462,223
Canyon County School District No. 132 Caldwell
Series A 5.00% 9/15/22 (AGM)	1,725,000	1,731,607
Series A 5.00% 9/15/23 (AGM)	1,810,000	1,816,878
Canyon County School District No. 139 Vallivue
(School Board Guaranteed)
5.00% 9/15/33	1,000,000	1,131,690
Series B 5.00% 9/15/24	1,480,000	1,621,310
Idaho Bond Bank Authority Revenue
Series A 4.00% 9/15/33	530,000	614,567
Series A 4.00% 9/15/37	1,000,000	1,146,400
Series C 5.00% 9/15/42	500,000	614,175
Madison County School District No. 321 Rexburg
(Sales Tax & Credit Enhancement Guaranty)
Series B 5.00% 8/15/25	1,080,000	1,325,203
Series B 5.00% 8/15/26	500,000	631,845
Nez Perce County Independent School District No. 1
(Sales Tax & Credit Enhancement Guaranty)
Series B 5.00% 9/15/36	1,000,000	1,230,020
Series B 5.00% 9/15/37	1,000,000	1,225,530
Twin Falls County School District No. 411
(School Board Guaranteed) Series A 4.75% 9/15/37	1,000,000	1,128,930

		23,418,129

Pre-Refunded Bonds – 6.38%
Boise State University Revenue
(General Project)
Series A 4.00% 4/1/37-22 §	1,250,000	1,322,262
Series A 5.00% 4/1/42-22 §	1,350,000	1,449,306
Idaho Health Facilities Authority Revenue
(Trinity Health Credit Group)
Series D 4.50% 12/1/37-20 §	1,385,000	1,399,778
Series ID 5.00% 12/1/32-22 §	1,000,000	1,081,290
Idaho State Building Authority Revenue
Series B 5.00% 9/1/40-22 §	250,000	273,960

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Pre-Refunded Bonds (continued)
Nampa Development Corporation Revenue
(Library Square Project) 144A 5.00% 9/1/31-24 #, §	1,000,000	$1,206,390

		6,732,986

Special Tax Revenue Bonds – 16.31%
GDB Debt Recovery Authority of Puerto Rico
7.50% 8/20/40	631,620	433,449
Guam Government Business Privilege Tax Revenue
Series A 5.125% 1/1/42	545,000	559,268
Series A 5.25% 1/1/36	705,000	727,038
Series B-1 5.00% 1/1/42	1,425,000	1,459,642
Idaho Water Resource Board Loan Program Revenue
(Ground Water Rights Mitigation) Series A 5.00% 9/1/32	3,565,000	3,872,802
Ketchum Urban Renewal Agency Tax Increment Revenue
5.50% 10/15/34	1,500,000	1,501,725
Puerto Rico Sales Tax Financing Revenue
(Restructured)
Series A-1 4.55% 7/1/40	875,000	931,858
Series A-1 4.75% 7/1/53	3,485,000	3,662,874
Series A-1 5.00% 7/1/58	1,531,000	1,634,649
Series A-1 5.273% 7/1/46 ^	1,240,000	355,719
Series A-2 4.329% 7/1/40	730,000	766,507
Series A-2 4.784% 7/1/58	1,000,000	1,053,310
Virgin Islands Public Finance Authority Revenue
(Senior Lien-Matching Fund Loan Note) 5.00% 10/1/29 (AGM)	250,000	254,790

		17,213,631

State General Obligation Bonds – 1.77%
Commonwealth of Puerto Rico
Series A 8.00% 7/1/35 ‡	610,000	372,863
Series B 5.00% 7/1/35 ‡	145,000	103,131
Series B 5.75% 7/1/38 ‡	460,000	326,025
Series C 6.00% 7/1/39 ‡	465,000	327,244
(Public Improvement)
Series A 5.00% 7/1/24 ‡	210,000	149,363
Series A 5.00% 7/1/41 ‡	325,000	203,531

Schedules of investments
Delaware Tax-Free Idaho Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
State General Obligation Bonds (continued)
Commonwealth of Puerto Rico
(Public Improvement)
Series A 5.25% 7/1/34 ‡	175,000	$124,906
Series A 5.375% 7/1/33 ‡	365,000	257,781

		1,864,844

Transportation Revenue Bonds – 2.69%
Boise City Airport Revenue
(Air Terminal Facilities Project) 5.75% 9/1/20 (AGM) (AMT)	500,000	500,000
(Parking Facilities Project) 4.00% 9/1/32	2,180,000	2,235,023
Idaho Housing & Finance Association
(Federal Highway Trust Fund) Series A 5.00% 7/15/31	80,000	100,488

		2,835,511

Water & Sewer Revenue Bonds – 1.30%
Guam Government Waterworks Authority
5.00% 7/1/40	370,000	429,578
5.00% 1/1/46	835,000	944,368

		1,373,946

Total Municipal Bonds (cost $97,617,536)		102,534,982

	Number of shares
Short-Term Investments – 1.84%
Money Market Mutual Fund – 1.44%
Dreyfus AMT-Free Tax Exempt Cash Management Fund - Institutional Shares (seven-day effective yield 0.00%)	1,516,489	1,516,489

		1,516,489

	Principal amount°	Value (US $)
Variable Rate Demand Notes – 0.40%¤
Idaho Health Facilities Authority Revenue
(St. Luke’s Health System Project) Series C 0.02% 3/1/48 (LOC – US Bank N.A.)	425,000	$425,000

		425,000

Total Short-Term Investments (cost $1,941,489)		1,941,489

Total Value of Securities–98.99% (cost $99,559,025)		$104,476,471

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At August 31, 2020, the aggregate value of Rule 144A securities was $5,536,226, which represents 5.25% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.

•

Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at August 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their description above.

‡	Non-income producing security. Security is currently in default.

§

Pre-refunded bonds. Municipal bonds that are generally backed or secured by US Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond will be pre-refunded. See Note 8 in “Notes to financial statements.”

¤

Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. Each rate shown is as of August 31, 2020.

Summary of abbreviations:

AGM – Insured by Assured Guaranty Municipal Corporation

AMT – Subject to Alternative Minimum Tax

FHA – Federal Housing Administration

GNMA – Government National Mortgage Association

ICE – Intercontinental Exchange, Inc.

Schedules of investments
Delaware Tax-Free Idaho Fund

Summary of abbreviations: (continued)

LIBOR – London interbank offered rate

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

LOC – Letter of Credit

N.A. – National Association

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Delaware Tax-Free New York Fund	August 31, 2020

	Principal amount°	Value (US $)

Municipal Bonds – 98.59%

Corporate Revenue Bonds – 6.11%
Erie County Tobacco Asset Securitization
(Asset-Backed) Series A 1.53% 6/1/60 ^	25,400,000	$1,154,430
New York Liberty Development
(Goldman Sachs Headquarters Issue) 5.25% 10/1/35	1,000,000	1,395,610
New York Transportation Development Corporation Special Facilities Revenue
(Delta Air Lines - LaGuardia Airport Terminals C&D Redevelopment Project) 5.00% 1/1/36 (AMT)	1,000,000	1,080,080
Suffolk Tobacco Asset Securitization
Series B 5.25% 6/1/37	700,000	726,705
TSASC Revenue
(Senior) Fiscal 2017 Series A 5.00% 6/1/41	900,000	1,015,614

		5,372,439

Education Revenue Bonds – 19.36%
Albany Industrial Development Agency Civic Facilities Revenue
(Brighter Choice Charter School) Series A 5.00% 4/1/37	250,000	250,108
Buffalo & Erie County Industrial Land Development
(Tapestry Charter School Project) Series A 5.00% 8/1/52	500,000	519,815
Build NYC Resource
(Bronx Charter School for Excellence Project)
Series A 5.00% 4/1/33	500,000	526,770
Series A 5.50% 4/1/43	500,000	527,270
(Inwood Academy for Leadership Charter School Project)
Series A 144A 5.50% 5/1/48 #	500,000	538,115
(Manhattan College Project) 5.00% 8/1/47	500,000	569,750
(Metropolitan College of New York Project) 5.50% 11/1/44	600,000	632,052
(Metropolitan Lighthouse Charter School Project)
Series A 144A 5.00% 6/1/52 #	250,000	263,130
(New Dawn Charter Schools Project) 144A 5.75% 2/1/49 #	500,000	523,115
(The Packer Collegiate Institute Project) 5.00% 6/1/40	750,000	831,525

Schedules of investments
Delaware Tax-Free New York Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
Dutchess County Local Development
(The Culinary Institute of America Project) Series A-1 5.00% 7/1/46	300,000	$321,639
Hempstead Town Local Development
(Hofstra University Project) 5.00% 7/1/42	500,000	584,395
Monroe County Industrial Development Revenue
(St. John Fisher College Project) Series A 5.50% 6/1/39	300,000	329,421
(University of Rochester Project) Series C 4.00% 7/1/43	500,000	562,010
New York City Trust for Cultural Resources
(Alvin Ailey Dance Foundation) Series A 4.00% 7/1/46	1,000,000	1,062,680
(Whitney Museum of American Art) 5.00% 7/1/31	500,000	506,005
New York State Dormitory Authority
(Barnard College) Series A 5.00% 7/1/35	400,000	458,612
(Fordham University) 5.00% 7/1/44	650,000	723,444
(Marymount Manhattan College) 5.00% 7/1/24	285,000	285,618
(New York University) 5.50% 7/1/40 (AMBAC)	740,000	1,078,987
(Pratt Institute) Series A 5.00% 7/1/34	500,000	556,160
(Touro College & University) Series A 5.50% 1/1/44	1,000,000	1,058,740
(University of Rochester Project) Unrefunded Series A 5.125% 7/1/39	20,000	20,019
Onondaga Civic Development Revenue
(Le Moyne College Project)
Series B 4.00% 7/1/39	325,000	343,934
Series B 4.00% 7/1/40	300,000	316,542
St. Lawrence County Industrial Development Agency Civic Development Revenue
(St. Lawrence University Project) Series A 4.00% 7/1/43	1,000,000	1,068,830
Tompkins County Development
(Ithaca College Project)
5.00% 7/1/34	750,000	855,225
5.00% 7/1/41	500,000	592,075

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
Troy Industrial Development Authority
(Rensselaer Polytechnic Institute Project) Series E 5.20% 4/1/37	500,000	$513,665
Yonkers Economic Development Educational Revenue
(Charter School of Educational Excellence Project)
Series A 6.25% 10/15/40	600,000	602,262

		17,021,913

Electric Revenue Bonds – 6.69%
Build NYC Resource
(Brooklyn Navy Yard Cogeneration Partners, L.P. Project) 144A 5.25% 12/31/33 (AMT)#	500,000	530,775
Long Island Power Authority Electric System Revenue
5.00% 9/1/37	450,000	565,272
5.00% 9/1/47	500,000	603,305
Series A 5.00% 9/1/44	750,000	860,445
New York State Power Authority Revenue
Series A 4.00% 11/15/50	1,000,000	1,182,110
Series A 5.00% 11/15/38	500,000	527,300
Puerto Rico Electric Power Authority Revenue
Series A 5.05% 7/1/42 ‡	65,000	44,850
Series AAA 5.25% 7/1/25 ‡	35,000	24,194
Series WW 5.00% 7/1/28 ‡	270,000	186,300
Series XX 4.75% 7/1/26 ‡	40,000	27,400
Series XX 5.25% 7/1/40 ‡	390,000	269,587
Series XX 5.75% 7/1/36 ‡	140,000	97,650
Series ZZ 4.75% 7/1/27 ‡	30,000	20,550
Series ZZ 5.25% 7/1/24 ‡	50,000	34,563
Utility Debt Securitization Authority
(Restructuring Bonds) 5.00% 12/15/37	750,000	904,462

		5,878,763

Healthcare Revenue Bonds – 13.77%
Buffalo & Erie County Industrial Land Development
(Catholic Health System Project) 5.25% 7/1/35	250,000	285,405
Build NYC Resource
(The Children’s Aid Society Project) 4.00% 7/1/49	1,000,000	1,121,760

Schedules of investments
Delaware Tax-Free New York Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Dutchess County Local Development
(Nuvance Health) Series B 4.00% 7/1/49	1,000,000	$1,088,590
Guilderland Industrial Development Agency
(Albany Place Development Project) Series A 144A 5.875% 1/1/52 #, ‡	500,000	375,000
Monroe County Industrial Development
(The Rochester General Hospital Project)
5.00% 12/1/36	405,000	471,744
5.00% 12/1/46	540,000	621,265
(The Unity Hospital of Rochester Project) 5.50% 8/15/40 (FHA)	585,000	594,945
Nassau County Local Economic Assistance
(Catholic Health Services of Long Island Obligated Group Project) 5.00% 7/1/33	725,000	809,897
New York City Trust for Cultural Resources
(Carnegie Hall) 5.00% 12/1/39	250,000	302,545
New York State Dormitory Authority
(Montefiore Obligated Group)
Series A 4.00% 8/1/38	1,000,000	1,090,900
Series A 4.00% 9/1/50	1,000,000	1,081,230
(NYU Langone Hospitals Obligated Group) Series A 4.00% 7/1/53	500,000	562,275
New York State Dormitory Authority Revenue Non-State Supported Debt
(New York University Hospitals Center) Series A 4.00% 7/1/40	465,000	511,170
(Orange Regional Medical Center Obligated Group)
144A 5.00% 12/1/34 #	500,000	581,765
144A 5.00% 12/1/45 #	700,000	769,468
Orange County Funding Assisted Living Residence Revenue
(The Hamlet at Wallkill Assisted Living Project) 6.50% 1/1/46	400,000	400,892
Southold Local Development Revenue
(Peconic Landing at Southold Project) 5.00% 12/1/45	750,000	783,157

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Suffolk County Economic Development Revenue
(Peconic Landing at Southhold Project) 6.00% 12/1/40	650,000	$659,016

		12,111,024

Lease Revenue Bonds – 6.82%
Hudson Yards Infrastructure
Unrefunded Fiscal 2012 Series A 5.75% 2/15/47	385,000	393,932
MTA Hudson Rail Yards Trust Obligations
(The Metropolitan Transportation Authority) Series A 5.00% 11/15/56	710,000	789,286
New York City Industrial Development Agency
(Senior Trips) Series A 5.00% 7/1/28 (AMT)	1,500,000	1,578,300
New York City Transitional Finance Authority Revenue
(Building Aid) Fiscal 2020 Subordinate Series S-1B 4.00% 7/15/45	445,000	506,624
New York Liberty Development
(4 World Trade Center Project) 5.00% 11/15/31	500,000	524,030
(Class 1 - 3 World Trade Center Project) 144A 5.00% 11/15/44 #	1,500,000	1,591,965
(Class 2 - 3 World Trade Center Project) 144A 5.375% 11/15/40 #	500,000	528,285
New York State Dormitory Authority
(State Sales Tax) Series A 4.00% 3/15/48	80,000	89,446

		6,001,868

Local General Obligation Bond – 0.71%
New York City
Subordinate Series E-1 5.25% 3/1/35	500,000	625,335

		625,335

Pre-Refunded Bonds – 4.55%
Buffalo & Erie County Industrial Land Development
(Buffalo State College Foundation Housing Project)
Series A 6.00% 10/1/31-21 §	525,000	542,687
Dutchess County Local Development
(Health Quest Systems Project) Series A 5.00% 7/1/44-24 §	1,000,000	1,178,030

Schedules of investments
Delaware Tax-Free New York Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Pre-Refunded Bonds (continued)
Monroe County Industrial Development Revenue
(Nazareth College of Rochester Project)
5.25% 10/1/31-21 §	500,000	$526,960
5.50% 10/1/41-21 §	500,000	528,310
Onondaga Civic Development Revenue
(St. Joseph’s Hospital Health Center Project)
4.50% 7/1/32-22 §	380,000	408,675
5.00% 7/1/42-22 §	750,000	813,435

		3,998,097

Resource Recovery Revenue Bond – 1.76%
Niagara Area Development Revenue
(Covanta Project) Series A 144A 4.75% 11/1/42 (AMT)#	1,500,000	1,551,270

		1,551,270

Special Tax Revenue Bonds – 19.01%
Build NYC Resource
(YMCA of Greater New York Project) 5.00% 8/1/40	450,000	497,538
Glen Cove Local Economic Assistance
(Garvies Point Public Improvement Project) Series A 5.00% 1/1/56	250,000	258,055
Guam Government Business Privilege Tax Revenue
Series A 5.25% 1/1/36	240,000	247,502
New York City Transitional Finance Authority Revenue
(Building Aid)
Fiscal 2012 Subordinate Series S-1A 5.25% 7/15/37	1,000,000	1,038,920
Fiscal 2015 Subordinate Series S-1 5.00% 7/15/43	1,000,000	1,153,720
(Future Tax Secured)
Fiscal 2014 Subordinate Series A-1 5.00% 11/1/42	750,000	840,967
Fiscal 2014 Subordinate Series B-1 5.00% 11/1/40	750,000	855,495
Fiscal 2015 Subordinate Series E-1 5.00% 2/1/41	1,000,000	1,159,270
Fiscal 2016 Subordinate Series C-1 4.00% 11/1/42	500,000	573,845
Fiscal 2017 Subordinate Series A-1 4.00% 5/1/42	500,000	552,205
Fiscal 2017 Subordinate Series E-1 5.00% 2/1/43	1,000,000	1,189,530
Unrefunded Fiscal 2011 Subordinate Series D-1 5.25% 2/1/29	195,000	198,916

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Special Tax Revenue Bonds (continued)
New York Convention Center Development Revenue
(Hotel Unit Fee Secured) 5.00% 11/15/35	1,000,000	$1,108,400
New York State Dormitory Authority Revenue
(General Purpose) Series C 5.00% 3/15/34	500,000	511,865
New York State Urban Development Revenue
(General Purpose) Series A 4.00% 3/15/36	500,000	560,295
Puerto Rico Sales Tax Financing Revenue
(Restructured)
Series A-1 4.55% 7/1/40	425,000	452,617
Series A-1 4.75% 7/1/53	1,475,000	1,550,284
Series A-1 5.00% 7/1/58	2,745,000	2,930,836
Series A-2 4.536% 7/1/53	1,000,000	1,036,770

		16,717,030

State General Obligation Bonds – 1.29%
Commonwealth of Puerto Rico
Series A 8.00% 7/1/35 ‡	465,000	284,232
(Public Improvement)
Series A 5.00% 7/1/41 ‡	265,000	165,956
Series A 5.375% 7/1/33 ‡	260,000	183,625
Series B 5.75% 7/1/38 ‡	35,000	24,806
Series C 6.00% 7/1/39 ‡	680,000	478,550

		1,137,169

Transportation Revenue Bonds – 11.89%
Buffalo & Fort Erie Public Bridge Authority
5.00% 1/1/47	435,000	515,279
Metropolitan Transportation Authority Revenue
Series D 5.00% 11/15/32	500,000	518,370
(Green Bonds)
Series B 4.00% 11/15/50	1,000,000	1,004,840
Series C-1 5.25% 11/15/55	750,000	844,245
New York State Thruway Authority General Revenue
Series B 4.00% 1/1/50	1,000,000	1,141,640
Series L 5.00% 1/1/35	100,000	122,976
(Junior Indebtedness Obligation) Series A 5.25% 1/1/56	1,000,000	1,150,400

Schedules of investments
Delaware Tax-Free New York Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Transportation Revenue Bonds (continued)
Port Authority of New York & New Jersey
(Consolidated Bonds - Two Hundred Seventeen Series) 4.00% 11/1/49	1,000,000	$1,147,520
(Consolidated Bonds - Two Hundred Sixteen Series) 4.00% 9/1/49	1,000,000	1,145,260
(JFK International Air Terminal Project)
Series 8 6.00% 12/1/42	700,000	708,561
Series 8 6.50% 12/1/28	550,000	557,387
Triborough Bridge & Tunnel Authority
(MTA Bridges and Tunnels)
Series A 5.00% 11/15/47	1,000,000	1,191,310
Series A 5.00% 11/15/49	325,000	411,388

		10,459,176

Water & Sewer Revenue Bonds – 6.63%
New York City Municipal Water Finance Authority Water & Sewer System Revenue
(Second General Resolution)
Fiscal 2017 Series DD 5.00% 6/15/47	1,000,000	1,218,610
Fiscal 2019 Subordinate Series FF-1 4.00% 6/15/49	1,000,000	1,154,600
Fiscal 2020 Series AA 4.00% 6/15/40	1,000,000	1,182,130
Fiscal 2020 Series GG-1 4.00% 6/15/50	500,000	584,675
New York State Environmental Facilities Clean Water and Drinking Water Revenue
(New York City Municipal Water Finance Authority Projects - Second Resolution)
Fiscal 2011 Series B 5.00% 6/15/30	500,000	517,870
Series B 4.00% 6/15/49	1,000,000	1,173,010

		5,830,895

Total Municipal Bonds (cost $83,036,135)		86,704,979

Short-Term Investments – 0.46%

Variable Rate Demand Notes – 0.46%¤
New York City Municipal Water Finance Authority Water & Sewer System Revenue
(Second General Resolution) Fiscal 2011 Subordinate Series DD-2 0.02% 6/15/43 (SPA - JPMorgan Chase Bank N.A.)	200,000	200,000

	Principal amount°	Value (US $)

Short-Term Investments (continued)

New York City Transitional Finance Authority Revenue
Fiscal 2013 Subordinate Series A-4 0.02% 8/1/39 (SPA - JPMorgan Chase Bank N.A.)	200,000	$200,000

Total Short-Term Investments (cost $400,000)		400,000

Total Value of Securities–99.05% (cost $83,436,135)		$87,104,979

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.

^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At August 31, 2020, the aggregate value of Rule 144A securities was $7,252,888, which represents 8.25% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

‡	Non-income producing security. Security is currently in default.

§

Pre-refunded bonds. Municipal bonds that are generally backed or secured by US Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond will be pre-refunded. See Note 8 in “Notes to financial statements.”

¤

Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. Each rate shown is as of August 31, 2020.

Summary of abbreviations:

AMBAC – Insured by AMBAC Assurance Corporation

AMT – Subject to Alternative Minimum Tax

FHA – Federal Housing Administration

L.P. – Limited Partnership

N.A. – National Association

SPA – Stand-by Purchase Agreement

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Delaware Tax-Free Pennsylvania Fund	August 31, 2020

	Principal amount°	Value (US $)

Municipal Bonds – 98.50%

Corporate Revenue Bonds – 7.54%
Allegheny County Industrial Development Authority Revenue
(United States Steel Corporation Project)
4.875% 11/1/24	3,900,000	$3,714,633
5.125% 5/1/30	600,000	541,824
Pennsylvania Commonwealth Financing Authority Revenue
(Tobacco Master Settlement Payment Revenue) 4.00% 6/1/39 (AGM)	5,045,000	5,727,841
Pennsylvania Economic Development Financing Authority
(National Gypsum) 5.50% 11/1/44 (AMT)	4,000,000	4,110,320
Pennsylvania Economic Development Financing Authority Solid Waste Disposal Revenue
(CarbonLite P, LLC Project)
144A 5.25% 6/1/26 (AMT)#	1,750,000	1,745,555
144A 5.75% 6/1/36 (AMT)#	2,375,000	2,338,543
(Proctor & Gamble Paper Project) 5.375% 3/1/31 (AMT)	11,000,000	14,953,290

		33,132,006

Education Revenue Bonds – 12.15%
Allegheny County Higher Education Building Authority Revenue
(Carnegie Mellon University) Series A 5.00% 3/1/24	1,000,000	1,071,630
(Chatham University) Series A 5.00% 9/1/30	1,500,000	1,539,075
(Robert Morris University)
5.00% 10/15/47	1,500,000	1,560,000
Series A 5.50% 10/15/30	1,275,000	1,279,067
Series A 5.75% 10/15/40	2,200,000	2,206,160
Bucks County Industrial Development Authority Revenue
(George School Project) 5.00% 9/15/36	4,455,000	4,661,400
(School Lane Charter School Project) Series A 5.125% 3/15/46	2,500,000	2,749,250
Chester County Industrial Development Authority Revenue
(Avon Grove Charter School Project)
Series A 5.00% 12/15/47	1,160,000	1,275,478
Series A 5.00% 12/15/51	770,000	844,551

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
Chester County Industrial Development Authority Revenue
(Renaissance Academy Charter School Project)
5.00% 10/1/34	1,000,000	$1,077,710
5.00% 10/1/39	1,250,000	1,336,875
5.00% 10/1/44	1,000,000	1,062,340
Chester County Industrial Development Authority Student Housing Revenue
(University Student Housing Project at West Chester University)
Series A 5.00% 8/1/30	1,100,000	1,139,479
Series A 5.00% 8/1/45	1,250,000	1,267,988
Delaware County Authority Revenue
(Cabrini University) 5.00% 7/1/47	2,000,000	2,084,380
East Hempfield Township Industrial Development Authority
(Student Services - Student Housing Project at Millersville University)
5.00% 7/1/39	875,000	889,569
5.00% 7/1/45	2,500,000	2,524,125
5.00% 7/1/46	1,425,000	1,442,727
5.00% 7/1/47	1,000,000	1,014,920
Montgomery County Higher Education and Health Authority
(Arcadia University) 5.75% 4/1/40	2,000,000	2,155,120
Northeastern Pennsylvania Hospital and Education Authority Revenue
(King’s College Project) 5.00% 5/1/44	1,000,000	1,082,960
Pennsylvania Higher Educational Facilities Authority College & University Revenue
(Drexel University) 5.00% 5/1/41	1,000,000	1,193,220
Philadelphia Authority for Industrial Development Revenue
(First Philadelphia Preparatory Charter School Project)
Series A 7.25% 6/15/43	2,500,000	2,796,600
(Green Woods Charter School Project)
Series A 5.50% 6/15/22	390,000	401,665
Series A 5.75% 6/15/42	2,500,000	2,559,350

Schedules of investments
Delaware Tax-Free Pennsylvania Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
Philadelphia Authority for Industrial Development Revenue
(International Apartments of Temple University)
Series A 5.375% 6/15/30	1,500,000	$1,502,490
Series A 5.625% 6/15/42	3,000,000	3,003,870
(Philadelphia Performing Arts Charter School Project) 144A 6.75% 6/15/43 #	2,550,000	2,555,839
(Tacony Academy Charter School Project)
Series A-1 6.75% 6/15/33	1,020,000	1,104,946
Series A-1 7.00% 6/15/43	1,535,000	1,654,730
State Public School Building Authority
(Montgomery County Community College) 5.00% 5/1/28	2,000,000	2,335,740

		53,373,254

Electric Revenue Bonds – 0.86%
Puerto Rico Electric Power Authority
Series A 5.05% 7/1/42 ‡	400,000	276,000
Series AAA 5.25% 7/1/25 ‡	225,000	155,531
Series WW 5.00% 7/1/28 ‡	1,385,000	955,650
Series XX 4.75% 7/1/26 ‡	185,000	126,725
Series XX 5.25% 7/1/40 ‡	2,160,000	1,493,100
Series XX 5.75% 7/1/36 ‡	655,000	456,863
Series ZZ 4.75% 7/1/27 ‡	145,000	99,325
Series ZZ 5.25% 7/1/24 ‡	315,000	217,744

		3,780,938

Healthcare Revenue Bonds – 38.22%
Allegheny County Hospital Development Authority Revenue
(Allegheny Health Network Obligated Group Issue) Series A 4.00% 4/1/44	1,350,000	1,497,110
(University of Pittsburgh Medical Center)
Series A 4.00% 7/15/36	1,750,000	2,016,735
Series A 4.00% 7/15/37	1,500,000	1,722,660
Berks County Industrial Development Authority Revenue
(The Highlands at Wyomissing)
5.00% 5/15/38	415,000	443,564
5.00% 5/15/43	500,000	530,320
5.00% 5/15/48	1,000,000	1,055,820
Series A 5.00% 5/15/37	1,365,000	1,466,065
Series A 5.00% 5/15/42	500,000	531,230

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Berks County Industrial Development Authority Revenue
(The Highlands at Wyomissing)
Series A 5.00% 5/15/47	600,000	$633,852
Series C 5.00% 5/15/42	1,000,000	1,062,450
Series C 5.00% 5/15/47	1,000,000	1,056,420
(Tower Health Project)
4.00% 11/1/47	2,500,000	2,487,025
5.00% 11/1/47	4,500,000	4,826,520
5.00% 11/1/50	5,105,000	5,458,725
Bucks County Industrial Development Authority Revenue
(Saint Luke’s University Health Network Project)
4.00% 8/15/44	2,400,000	2,625,696
4.00% 8/15/50	1,400,000	1,522,150
Butler County Hospital Authority Revenue
(Butler Health System Project) Series A 5.00% 7/1/39	1,625,000	1,770,015
Centre County Hospital Authority Revenue
(Mount Nittany Medical Center Project) Series A 4.00% 11/15/47	1,400,000	1,549,100
Chester County Health and Education Facilities Authority
(Main Line Health System) Series A 4.00% 9/1/50	3,500,000	4,005,085
Cumberland County Municipal Authority Revenue
(Asbury Pennsylvania Obligated Group) 5.00% 1/1/45	3,000,000	2,897,400
(Diakon Lutheran Social Ministries Project) 5.00% 1/1/38	2,000,000	2,106,340
(Penn State Health) 4.00% 11/1/49	9,825,000	11,100,383
DuBois Hospital Authority
(Penn Highlands Healthcare) 4.00% 7/15/48	2,000,000	2,175,620
Franklin County Industrial Development Authority Revenue
(Menno-Haven Project) 5.00% 12/1/53	1,900,000	1,908,778
Geisinger Authority Health System Revenue
(Geisinger Health System)
Series A-1 5.00% 2/15/45	5,000,000	5,907,300
Series A-1 5.125% 6/1/41	4,000,000	4,102,200

Schedules of investments
Delaware Tax-Free Pennsylvania Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
General Authority of Southcentral Pennsylvania Revenue
(WellSpan Health Obligated Group)
Series A 5.00% 6/1/38	1,000,000	$1,254,330
Series A 5.00% 6/1/39	5,000,000	6,253,800
Indiana County Hospital Authority Revenue
(Indiana Regional Medical Center) Series A 6.00% 6/1/39	1,625,000	1,729,650
Lancaster County Hospital Authority Revenue
(Brethren Village Project)
5.25% 7/1/35	250,000	257,825
5.25% 7/1/41	1,000,000	1,041,230
5.50% 7/1/45	1,000,000	1,029,360
(Landis Homes Retirement Community Project) Series A 5.00% 7/1/45	2,000,000	2,052,460
(Masonic Villages Project)
5.00% 11/1/35	1,000,000	1,157,330
5.00% 11/1/36	510,000	588,795
5.00% 11/1/37	250,000	288,097
(St. Anne’s Retirement Community Project) 5.00% 4/1/33	1,830,000	1,855,181
Lehigh County General Purpose Authority Revenue
(Bible Fellowship Church Homes Project)
5.125% 7/1/32	1,000,000	1,026,550
5.25% 7/1/42	1,500,000	1,531,095
Lehigh County General Purpose Hospital Authority Revenue
(Lehigh Valley Health Network) Series A 4.00% 7/1/49	5,000,000	5,566,800
Monroe County Hospital Authority Revenue
(Pocono Medical Center)
5.00% 7/1/36	1,710,000	2,003,864
5.00% 7/1/41	1,000,000	1,159,550
Monroeville Finance Authority
(University of Pittsburgh Medical Center) 5.00% 2/15/25	1,000,000	1,185,260
Montgomery County Higher Education and Health Authority
(Thomas Jefferson University)
5.00% 9/1/51	2,000,000	2,402,360
Series A 4.00% 9/1/49	2,500,000	2,711,600

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Montgomery County Industrial Development Authority Revenue
(Albert Einstein Healthcare Network) Series A 5.25% 1/15/45	2,500,000	$2,634,500
(Waverly Heights Project)
5.00% 12/1/44	500,000	554,540
5.00% 12/1/49	1,250,000	1,381,850
(Whitemarsh Continuing Care Retirement Community Project)
4.00% 1/1/25	530,000	532,162
5.375% 1/1/50	4,000,000	4,051,240
Series A 5.375% 1/1/51	1,500,000	1,525,215
Moon Industrial Development Authority Revenue
(Baptist Homes Society) 6.125% 7/1/50	4,000,000	4,150,720
Northampton County Industrial Development Authority
(Morningstar Senior Living Project) 5.00% 11/1/44	1,000,000	1,028,070
Pennsylvania Economic Development Financing Authority First Mortgage Revenue
(Tapestry Moon Senior Housing Project)
Series A 144A 6.50% 12/1/38 #	715,000	702,924
Series A 144A 6.75% 12/1/53 #	5,400,000	5,232,708
Pennsylvania Economic Development Financing Authority Revenue
(University of Pittsburgh Medical Center) Series A 5.00% 7/1/43	1,265,000	1,393,334
Pennsylvania Higher Educational Facilities Authority College & University Revenue
(Thomas Jefferson University)
Series A 5.00% 9/1/45	5,000,000	5,662,800
Series A 5.25% 9/1/50	2,500,000	2,850,075
Pennsylvania Higher Educational Facilities Authority Revenue
(University of Pennsylvania Health System)
4.00% 8/15/49	6,000,000	6,841,920
5.00% 8/15/49	6,000,000	7,435,440
Series A 4.00% 8/15/42	4,000,000	4,506,400
Philadelphia Authority for Industrial Development Revenue
(Children’s Hospital of Philadelphia Project) 5.00% 7/1/34	5,000,000	6,116,600

Schedules of investments
Delaware Tax-Free Pennsylvania Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Philadelphia Authority for Industrial Development Revenue
(Thomas Jefferson University) Series A 5.00% 9/1/47	2,500,000	$2,885,700
(Wesley Enhanced Living Obligated Group) Series A 5.00% 7/1/49	2,500,000	2,447,500
Pocono Mountains Industrial Park Authority Revenue
(St. Luke’s Hospital - Monroe Project) Series A 5.00% 8/15/40	4,000,000	4,456,080

		167,943,478

Housing Revenue Bond – 0.45%
Philadelphia Authority for Industrial Development Revenue
(The PresbyHomes Germantown Project) Series A 5.625% 7/1/35 (HUD)	1,990,000	1,990,557

		1,990,557

Lease Revenue Bonds – 1.16%
Pennsylvania Economic Development Financing Authority Tax-Exempt Private Activity Revenue
(The Pennsylvania Rapid Bridge Replacement Project) 5.00% 12/31/29 (AMT)	500,000	583,110
Philadelphia Municipal Authority Revenue
(Juvenile Justice Services Center)
5.00% 4/1/37	1,250,000	1,505,813
5.00% 4/1/38	1,000,000	1,201,730
5.00% 4/1/39	1,500,000	1,798,530

		5,089,183

Local General Obligation Bonds – 4.53%
Allegheny County
Series C-77 5.00% 11/1/43	4,535,000	5,649,567
Chester County
4.00% 7/15/32	1,000,000	1,220,590
City of Philadelphia
5.00% 8/1/41	1,260,000	1,509,833
Series A 5.00% 8/1/37	1,750,000	2,117,027
Series A 5.25% 7/15/29	2,500,000	2,881,250
Philadelphia School District
Series F 5.00% 9/1/36	2,000,000	2,386,860

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Local General Obligation Bonds (continued)
Philadelphia School District
Series F 5.00% 9/1/37	1,500,000	$1,785,420
Series F 5.00% 9/1/38	2,000,000	2,375,520

		19,926,067

Pre-Refunded/Escrowed to Maturity Bonds – 8.01%
Allegheny County
Series C-69 5.00% 12/1/28-22 §	1,000,000	1,107,570
Series C-70 5.00% 12/1/33-22 §	2,205,000	2,442,192
Allegheny County Higher Education Building Authority Revenue
(Carlow University Project)
6.75% 11/1/31-21 §	750,000	805,972
7.00% 11/1/40-21 §	1,000,000	1,077,170
Central Bradford Progress Authority
(Guthrie Health Issue) 5.375% 12/1/41-21§	1,000,000	1,062,740
City of Pittsburgh
Series B 5.00% 9/1/26-22 §	3,000,000	3,284,340
Delaware County Regional Water Quality Control Authority
5.00% 5/1/32-23 §	2,000,000	2,254,920
Monroe County Hospital Authority
(Pocono Medical Center)
Series A 5.00% 1/1/32-22 §	1,150,000	1,220,437
Series A 5.00% 1/1/41-22 §	1,500,000	1,591,875
Montgomery County Industrial Development Authority Retirement Community Revenue
(ACTS Retirement Life Communities Obligated Group)
5.00% 11/15/27-22 §	1,250,000	1,350,150
5.00% 11/15/28-22 §	1,600,000	1,728,192
5.00% 11/15/29-22 §	680,000	734,482
Pennsylvania Higher Educational Facilities Authority College & University Revenue
(AICUP Financing Program - St. Francis University Project) Series JJ2 6.25% 11/1/41-21 §	2,355,000	2,519,403
(Indiana University - Student Housing Project)
Series A 5.00% 7/1/27-22 §	1,740,000	1,884,820
Series A 5.00% 7/1/41-22 §	1,500,000	1,624,845
(Philadelphia University) 5.00% 6/1/32-23 §	2,000,000	2,259,340

Schedules of investments
Delaware Tax-Free Pennsylvania Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Pre-Refunded/Escrowed to Maturity Bonds (continued)
(Shippensburg University - Student Housing Project) 6.25% 10/1/43-21 §	2,000,000	$2,125,120
(University of the Arts) 5.20% 3/15/25 (AGC)	4,490,000	4,989,827
Philadelphia Authority for Industrial Development Revenue
(New Foundations Charter School Project) 6.625% 12/15/41-22 §	1,000,000	1,140,770

		35,204,165

Special Tax Revenue Bonds – 12.90%
Allentown Neighborhood Improvement Zone Development Authority Revenue
Series A 5.00% 5/1/42	2,500,000	2,597,900
(City Center Project) 144A 5.375% 5/1/42 #	3,900,000	4,090,632
(City Center Refunding Project) 144A 5.00% 5/1/42 #	2,500,000	2,612,100
Chester County Industrial Development Authority Special Obligation Revenue
(Woodlands at Greystone Project)
144A 5.00% 3/1/38 #	560,000	567,336
144A 5.125% 3/1/48 #	1,000,000	1,006,490
GDB Debt Recovery Authority
(Taxable) 7.50% 8/20/40	4,175,172	2,865,212
Northampton County Industrial Development Authority
(Route 33 Project) 7.00% 7/1/32	1,800,000	1,937,538
Port Authority of Allegheny County
5.75% 3/1/29	5,200,000	5,334,368
Puerto Rico Sales Tax Financing Revenue
(Restructured)
Series A-1 4.75% 7/1/53	7,958,000	8,364,176
Series A-1 5.00% 7/1/58	13,591,000	14,511,111
Series A-1 5.381% 7/1/46 ^	24,055,000	6,900,658
Series A-2 4.329% 7/1/40	3,150,000	3,307,531
Series A-2 4.536% 7/1/53	1,000,000	1,036,770

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Special Tax Revenue Bonds (continued)
Washington County Redevelopment Authority Revenue
(Victory Centre Tax Increment Financing Project) 5.00% 7/1/35	1,500,000	$1,532,205

		56,664,027

State General Obligation Bonds – 2.68%
Commonwealth of Pennsylvania
5.00% 9/15/26	3,340,000	4,194,606
Commonwealth of Puerto Rico
Series A 8.00% 7/1/35 ‡	2,175,000	1,329,469
Series B 5.00% 7/1/35 ‡	605,000	430,306
Series C 6.00% 7/1/39 ‡	1,880,000	1,323,050
(Public Improvement)
Series A 5.00% 7/1/24 ‡	890,000	633,012
Series A 5.125% 7/1/37 ‡	1,340,000	871,000
Series A 5.25% 7/1/34 ‡	725,000	517,469
Series A 5.375% 7/1/33 ‡	600,000	423,750
Series A 6.00% 7/1/38 ‡	880,000	632,500
Series B 5.75% 7/1/38 ‡	2,000,000	1,417,500

		11,772,662

Transportation Revenue Bonds – 8.70%
Delaware River Joint Toll Bridge Commission
(Pennsylvania - New Jersey) 5.00% 7/1/47	5,000,000	6,049,700
Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue
(Amtrak Project)
Series A 5.00% 11/1/32 (AMT)	3,500,000	3,798,340
Series A 5.00% 11/1/41 (AMT)	5,000,000	5,382,550
Pennsylvania Economic Development Financing Authority Tax-Exempt Private Activity Revenue
(The Pennsylvania Rapid Bridge Replacement Project) 5.00% 12/31/34 (AMT)	2,115,000	2,421,252
Pennsylvania Turnpike Commission Revenue
Series A 5.00% 12/1/23	2,450,000	2,799,394
Series A 5.00% 12/1/49	2,000,000	2,446,860
Series C 5.00% 12/1/44	5,000,000	5,608,750
Philadelphia Airport Revenue
Series A 5.00% 7/1/47	3,750,000	4,366,463
Series B 5.00% 7/1/47 (AMT)	3,000,000	3,450,300

Schedules of investments
Delaware Tax-Free Pennsylvania Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

Transportation Revenue Bonds (continued)
Susquehanna Area Regional Airport Authority Revenue
5.00% 1/1/35 (AMT)	800,000	$857,808
5.00% 1/1/38 (AMT)	1,000,000	1,062,840

		38,244,257

Water & Sewer Revenue Bonds – 1.30%
Allegheny County Sanitary Authority
5.00% 12/1/28 (BAM)	2,345,000	2,872,297
Philadelphia Water & Wastewater Revenue
Series A 5.00% 7/1/45	2,500,000	2,829,550

		5,701,847

Total Municipal Bonds (cost $407,528,531)		432,822,441

Short-Term Investments – 0.35%

Variable Rate Demand Notes – 0.35%¤
Philadelphia Hospitals & Higher Education Facilities Authority Revenue
(Children’s Hospital of Philadelphia Project)
Series A 0.01% 2/15/21 (SPA - Wells Fargo Bank, N.A.)	645,000	645,000
Series B 0.01% 7/1/41 (SPA - Bank of America, N.A.)	900,000	900,000

Total Short-Term Investments (cost $1,545,000)		1,545,000

Total Value of Securities–98.85% (cost $409,073,531)		$434,367,441

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At August 31, 2020, the aggregate value of Rule 144A securities was $20,852,127, which represents 4.75% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

‡	Non-income producing security. Security is currently in default.

§

Pre-refunded bonds. Municipal bonds that are generally backed or secured by US Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond will be pre-refunded. See Note 8 in “Notes to financial statements.”

^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.

¤

Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. Each rate shown is as of August 31, 2020.

Summary of abbreviations:

AGC – Insured by Assured Guaranty Corporation

AGM – Insured by Assured Guaranty Municipal Corporation

AMT – Subject to Alternative Minimum Tax

BAM – Insured by Build America Mutual Assurance

HUD – Housing and Urban Development Section 8

LLC – Limited Liability Corporation

N.A. – National Association

SPA – Stand-by Purchase Agreement

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Statements of assets and liabilities
August 31, 2020

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund
Assets:
Investments, at value*	$79,139,032	$83,306,407	$221,058,797
Cash	107,337	862,654	—
Dividend and interest receivable	676,333	907,049	2,273,235
Receivable for fund shares sold	21,765	233,147	61,071

Total Assets	79,944,467	85,309,257	223,393,103

Liabilities:
Cash due to custodian	—	—	11,626
Distribution payable	49,924	54,873	140,201
Investment management fee payable	22,442	25,477	79,721
Distribution fees payable to affiliates	15,376	15,263	41,737
Accounting and administration expenses payable to non-affiliates	14,760	14,899	19,482
Reports and statements to shareholders expenses payable to non-affiliates	7,018	7,412	12,725
Audit and tax fees payable	5,500	5,500	5,500
Other accrued expenses	4,524	5,408	8,822
Dividend disbursing and transfer agent fees and expenses payable to non-affiliates	3,524	4,765	12,431
Dividend disbursing and transfer agent fees and expenses payable to affiliates	629	667	1,756
Trustees’ fees and expenses payable to affiliates	585	625	1,635
Accounting and administration expenses payable to affiliates	570	584	985
Legal fees payable to affiliates	140	150	392
Payable for fund shares redeemed	58	187,612	39,013

Total Liabilities	125,050	323,235	376,026

Total Net Assets	$79,819,417	$84,986,022	$223,017,077

Net Assets Consist of:
Paid-in capital	$75,762,289	$80,243,932	$213,401,580
Total distributable earnings (loss)	4,057,128	4,742,090	9,615,497

Total Net Assets	$79,819,417	$84,986,022	$223,017,077

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund
Net Asset Value
Class A:
Net assets	$62,185,962	$44,058,928	$162,954,732
Shares of beneficial interest outstanding, unlimited authorization, no par	5,382,419	3,616,196	14,340,121
Net asset value per share	$11.55	$12.18	$11.36
Sales charge	4.50%	4.50%	4.50%
Offering price per share, equal to net asset value per share / (1 - sales charge)	$12.09	$12.75	$11.90
Class C:
Net assets	$2,561,400	$6,829,148	$8,121,250
Shares of beneficial interest outstanding, unlimited authorization, no par	221,134	559,530	712,849
Net asset value per share	$11.58	$12.21	$11.39
Institutional Class:
Net assets	$15,072,055	$34,097,946	$51,941,095
Shares of beneficial interest outstanding, unlimited authorization, no par	1,304,391	2,798,826	4,571,050
Net asset value per share	$11.55	$12.18	$11.36

*Investments, at cost	$75,051,044	$78,283,851	$209,451,545

See accompanying notes, which are an integral part of the financial statements.

Statements of assets and liabilities

	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Assets:
Investments, at value*	$104,476,471	$87,104,979	$434,367,441
Cash	—	77,946	90,741
Dividend and interest receivable	1,265,877	867,665	5,094,433
Receivable for fund shares sold	132,155	506,928	838,767

Total Assets	105,874,503	88,557,518	440,391,382

Liabilities:
Cash due to custodian	36,084	—	—
Payable for fund shares redeemed	133,546	480,513	323,754
Distribution payable	64,060	52,158	293,350
Investment management fee payable	35,779	24,011	171,677
Distribution fees payable to affiliates	20,482	15,215	91,752
Accounting and administration expenses payable to non-affiliates	15,571	15,047	26,621
Reports and statements to shareholders expenses payable to non-affiliates	7,455	6,648	23,204
Dividend disbursing and transfer agent fees and expenses payable to non-affiliates	5,537	5,542	24,157
Audit and tax fees payable	5,500	5,500	5,500
Other accrued expenses	5,336	6,001	14,624
Dividend disbursing and transfer agent fees and expenses payable to affiliates	830	695	3,461
Trustees’ fees and expenses payable to affiliates	773	645	3,228
Accounting and administration expenses payable to affiliates	645	594	1,612
Legal fees payable to affiliates	185	155	774

Total Liabilities	331,783	612,724	983,714

Total Net Assets	$105,542,720	$87,944,794	$439,407,668

Net Assets Consist of:
Paid-in capital	$105,528,187	$83,950,452	$414,133,959
Total distributable earnings (loss)	14,533	3,994,342	25,273,709

Total Net Assets	$105,542,720	$87,944,794	$439,407,668

	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Net Asset Value
Class A:
Net assets	$60,666,830	$42,513,909	$364,480,386
Shares of beneficial interest outstanding, unlimited authorization, no par	5,265,789	3,645,081	45,225,844
Net asset value per share	$11.52	$11.66	$8.06
Sales charge	4.50%	4.50%	4.50%
Offering price per share, equal to net asset value per share / (1 - sales charge)	$12.06	$12.21	$8.44
Class C:
Net assets	$8,818,730	$7,037,107	$19,008,521
Shares of beneficial interest outstanding, unlimited authorization, no par	766,037	604,930	2,358,083
Net asset value per share	$11.51	$11.63	$8.06
Institutional Class:
Net assets	$36,057,160	$38,393,778	$55,918,761
Shares of beneficial interest outstanding, unlimited authorization, no par	3,129,040	3,293,490	6,943,439
Net asset value per share	$11.52	$11.66	$8.05

*Investments, at cost	$99,559,025	$83,436,135	$409,073,531

See accompanying notes, which are an integral part of the financial statements.

Statements of operations
Year ended August 31, 2020

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund
Investment Income:
Interest	$2,925,011	$3,683,059	$8,280,628
Dividends	—	—	10,372

	2,925,011	3,683,059	8,291,000

Expenses:
Management fees	394,491	508,126	1,215,638
Distribution expenses - Class A	152,308	104,214	410,237
Distribution expenses - Class C	27,288	99,899	93,560
Accounting and administration expenses	52,082	54,282	75,591
Audit and tax fees	45,140	45,140	45,140
Dividend disbursing and transfer agent fees and expenses	42,899	49,529	128,526
Registration fees	16,847	10,890	11,795
Reports and statements to shareholders expenses	13,270	14,292	24,675
Legal fees	9,542	10,632	21,810
Trustees’ fees and expenses	4,558	5,321	12,748
Custodian fees	2,535	2,927	6,318
Other	17,573	19,433	27,383

	778,533	924,685	2,073,421
Less expenses waived	(132,505)	(192,366)	(264,839)
Less expenses paid indirectly	(871)	(1,131)	(532)

Total operating expenses	645,157	731,188	1,808,050

Net Investment Income	2,279,854	2,951,871	6,482,950

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	142,666	(75,285)	841,092
Net change in unrealized appreciation (depreciation) of investments	(1,042,553)	(2,508,025)	(3,462,710)

Net Realized and Unrealized Loss	(899,887)	(2,583,310)	(2,621,618)

Net Increase in Net Assets Resulting from Operations	$1,379,967	$368,561	$3,861,332

	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Investment Income:
Interest	$3,894,208	$3,193,813	$17,212,774
Dividends	8,647	—	—

	3,902,855	3,193,813	17,212,774

Expenses:
Management fees	575,159	480,384	2,415,901
Distribution expenses - Class A	142,451	93,792	893,208
Distribution expenses - Class C	109,362	112,954	216,851
Accounting and administration expenses	56,320	53,481	111,689
Audit and tax fees	45,140	45,140	45,140
Dividend disbursing and transfer agent fees and expenses	64,640	53,231	249,565
Registration fees	9,965	17,455	21,209
Reports and statements to shareholders expenses	13,632	13,079	45,103
Legal fees	11,110	9,395	39,957
Trustees’ fees and expenses	6,015	5,031	25,362
Custodian fees	3,449	3,008	16,761
Other	17,997	20,663	36,587

	1,055,240	907,613	4,117,333
Less expenses waived	(164,889)	(219,323)	(412,925)
Less expenses paid indirectly	(567)	(1,057)	(1,926)

Total operating expenses	889,784	687,233	3,702,482

Net Investment Income	3,013,071	2,506,580	13,510,292

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	(436,187)	721,770	1,773,628
Net change in unrealized appreciation (depreciation) of investments	(1,157,926)	(1,943,082)	(8,662,514)

Net Realized and Unrealized Loss	(1,594,113)	(1,221,312)	(6,888,886)

Net Increase in Net Assets Resulting from Operations	$1,418,958	$1,285,268	$6,621,406

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Tax-Free Arizona Fund

	Year ended
	8/31/20	8/31/19
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,279,854	$2,491,421
Net realized gain	142,666	393,695
Net change in unrealized appreciation (depreciation)	(1,042,553)	2,638,928

Net increase in net assets resulting from operations	1,379,967	5,524,044

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(1,860,733)	(1,967,135)
Class C	(63,009)	(76,738)
Institutional Class	(503,085)	(409,955)

	(2,426,827)	(2,453,828)

Capital Share Transactions:
Proceeds from shares sold:
Class A	4,040,085	2,955,388
Class C	475,896	480,567
Institutional Class	4,314,261	6,622,321

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	1,492,624	1,574,396
Class C	58,762	72,176
Institutional Class	476,431	386,192

	10,858,059	12,091,040

	Year ended
	8/31/20	8/31/19
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(4,618,457)	$(8,235,796)
Class C	(1,028,355)	(701,906)
Institutional Class	(3,614,076)	(3,500,751)

	(9,260,888)	(12,438,453)

Increase (decrease) in net assets derived from capital share transactions	1,597,171	(347,413)

Net Increase in Net Assets	550,311	2,722,803

Net Assets:
Beginning of year	79,269,106	76,546,303

End of year	$79,819,417	$79,269,106

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Tax-Free California Fund

	Year ended
	8/31/20	8/31/19
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,951,871	$3,217,006
Net realized gain (loss)	(75,285)	685,110
Net change in unrealized appreciation (depreciation)	(2,508,025)	3,465,712

Net increase in net assets resulting from operations	368,561	7,367,828

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(1,696,888)	(1,658,408)
Class C	(337,450)	(324,849)
Institutional Class	(1,813,306)	(1,388,704)

	(3,847,644)	(3,371,961)

Capital Share Transactions:
Proceeds from shares sold:
Class A	9,654,592	2,965,405
Class C	600,032	1,612,305
Institutional Class	21,957,497	24,977,510

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	1,518,859	1,478,640
Class C	281,331	268,745
Institutional Class	1,276,762	941,368

	35,289,073	32,243,973

	Year ended
	8/31/20	8/31/19
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(8,275,307)	$(17,173,906)
Class C	(5,300,634)	(3,810,193)
Institutional Class	(31,647,616)	(15,995,310)

	(45,223,557)	(36,979,409)

Decrease in net assets derived from capital share transactions	(9,934,484)	(4,735,436)

Net Decrease in Net Assets	(13,413,567)	(739,569)

Net Assets:
Beginning of year	98,399,589	99,139,158

End of year	$84,986,022	$98,399,589

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Tax-Free Colorado Fund

	Year ended
	8/31/20	8/31/19
Increase (Decrease) in Net Assets from Operations:
Net investment income	$6,482,950	$6,761,506
Net realized gain	841,092	680,050
Net change in unrealized appreciation (depreciation)	(3,462,710)	7,595,228

Net increase in net assets resulting from operations	3,861,332	15,036,784

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(4,770,153)	(5,362,602)
Class C	(201,810)	(259,844)
Institutional Class	(1,499,974)	(1,136,337)

	(6,471,937)	(6,758,783)

Capital Share Transactions:
Proceeds from shares sold:
Class A	13,355,973	10,480,175
Class C	755,250	1,296,364
Institutional Class	23,852,027	21,425,538

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	4,244,536	4,775,340
Class C	195,451	246,683
Institutional Class	1,381,497	1,026,471

	43,784,734	39,250,571

	Year ended
	8/31/20	8/31/19
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(19,822,488)	$(18,606,927)
Class C	(3,060,813)	(2,489,442)
Institutional Class	(15,090,632)	(9,058,719)

	(37,973,933)	(30,155,088)

Increase in net assets derived from capital share transactions	5,810,801	9,095,483

Net Increase in Net Assets	3,200,196	17,373,484

Net Assets:
Beginning of year	219,816,881	202,443,397

End of year	$223,017,077	$219,816,881

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Tax-Free Idaho Fund

	Year ended
	8/31/20	8/31/19
Increase (Decrease) in Net Assets from Operations:
Net investment income	$3,013,071	$3,022,948
Net realized gain (loss)	(436,187)	124,264
Net change in unrealized appreciation (depreciation)	(1,157,926)	3,691,615

Net increase in net assets resulting from operations	1,418,958	6,838,827

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(1,630,043)	(1,747,356)
Class C	(231,712)	(348,293)
Institutional Class	(1,140,918)	(919,443)

	(3,002,673)	(3,015,092)

Capital Share Transactions:
Proceeds from shares sold:
Class A	11,036,343	5,186,079
Class C	1,110,294	981,176
Institutional Class	12,301,476	21,084,240

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	1,518,853	1,618,585
Class C	222,405	337,431
Institutional Class	1,009,131	786,152

	27,198,502	29,993,663

	Year ended
	8/31/20	8/31/19
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(6,770,542)	$(12,821,129)
Class C	(5,190,934)	(6,549,156)
Institutional Class	(11,622,682)	(9,266,863)

	(23,584,158)	(28,637,148)

Increase in net assets derived from capital share transactions	3,614,344	1,356,515

Net Increase in Net Assets	2,030,629	5,180,250

Net Assets:
Beginning of year	103,512,091	98,331,841

End of year	$105,542,720	$103,512,091

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Tax-Free New York Fund

	Year ended
	8/31/20	8/31/19
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,506,580	$2,622,309
Net realized gain	721,770	585,562
Net change in unrealized appreciation (depreciation)	(1,943,082)	3,228,074

Net increase in net assets resulting from operations	1,285,268	6,435,945

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(1,250,944)	(1,100,376)
Class C	(299,096)	(331,625)
Institutional Class	(1,387,966)	(1,194,609)

	(2,938,006)	(2,626,610)

Capital Share Transactions:
Proceeds from shares sold:
Class A	11,463,562	6,693,985
Class C	553,210	1,503,175
Institutional Class	9,818,570	16,439,856

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	1,098,145	1,011,485
Class C	204,540	232,362
Institutional Class	1,267,893	1,065,959

	24,405,920	26,946,822

	Year ended
	8/31/20	8/31/19
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(5,523,695)	$(11,304,145)
Class C	(6,950,159)	(3,817,643)
Institutional Class	(11,214,772)	(12,814,924)

	(23,688,626)	(27,936,712)

Increase (decrease) in net assets derived from capital share transactions	717,294	(989,890)

Net Increase (Decrease) in Net Assets	(935,444)	2,819,445

Net Assets:
Beginning of year	88,880,238	86,060,793

End of year	$87,944,794	$88,880,238

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Tax-Free Pennsylvania Fund

	Year ended
	8/31/20	8/31/19
Increase (Decrease) in Net Assets from Operations:
Net investment income	$13,510,292	$15,062,570
Net realized gain	1,773,628	2,465,773
Net change in unrealized appreciation (depreciation)	(8,662,514)	14,954,570

Net increase in net assets resulting from operations	6,621,406	32,482,913

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(14,779,475)	(12,803,560)
Class C	(710,638)	(683,223)
Institutional Class	(2,147,319)	(1,575,787)

	(17,637,432)	(15,062,570)

Capital Share Transactions:
Proceeds from shares sold:
Class A	34,845,316	30,339,814
Class C	2,876,652	2,951,101
Institutional Class	14,679,950	19,813,229

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	13,086,822	11,094,776
Class C	679,779	645,844
Institutional Class	1,843,684	1,355,377

	68,012,203	66,200,141

	Year ended
	8/31/20	8/31/19
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(51,146,281)	$(57,138,828)
Class C	(8,994,602)	(5,875,403)
Institutional Class	(6,718,565)	(17,175,868)

	(66,859,448)	(80,190,099)

Increase (decrease) in net assets derived from capital share transactions	1,152,755	(13,989,958)

Net Increase (Decrease) in Net Assets	(9,863,271)	3,430,385

Net Assets:
Beginning of year	449,270,939	445,840,554

End of year	$439,407,668	$449,270,939

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Tax-Free Arizona Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/20	8/31/19	8/31/18	8/31/17	8/31/16

$11.70	$11.24	$11.48	$11.83	$11.44

0.33	0.37	0.36	0.37	0.38
(0.13)	0.46	(0.24)	(0.35)	0.39

0.20	0.83	0.12	0.02	0.77

(0.35)	(0.37)	(0.36)	(0.37)	(0.38)

(0.35)	(0.37)	(0.36)	(0.37)	(0.38)

$11.55	$11.70	$11.24	$11.48	$11.83

1.79%	7.51%	1.11%	0.24%	6.79%

$62,186	$62,033	$63,327	$66,839	$74,556
0.84%	0.84%	0.84%	0.84%	0.84%
1.01%	1.02%	1.00%	0.97%	0.96%
2.87%	3.29%	3.23%	3.25%	3.23%
2.70%	3.11%	3.07%	3.12%	3.11%
36%	31%	6%	9%	14%

Financial highlights

Delaware Tax-Free Arizona Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/20	8/31/19	8/31/18	8/31/17	8/31/16

$11.73	$11.27	$11.51	$11.87	$11.47

0.24	0.28	0.28	0.29	0.29
(0.12)	0.46	(0.24)	(0.37)	0.40

0.12	0.74	0.04	(0.08)	0.69

(0.27)	(0.28)	(0.28)	(0.28)	(0.29)

(0.27)	(0.28)	(0.28)	(0.28)	(0.29)

$11.58	$11.73	$11.27	$11.51	$11.87

1.03%	6.70%	0.36%	(0.59% )	6.07%

$2,561	$3,100	$3,122	$5,215	$6,816
1.59%	1.59%	1.59%	1.59%	1.59%
1.76%	1.77%	1.75%	1.72%	1.71%
2.12%	2.54%	2.48%	2.50%	2.48%
1.95%	2.36%	2.32%	2.37%	2.36%
36%	31%	6%	9%	14%

Financial highlights

Delaware Tax-Free Arizona Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/20	8/31/19	8/31/18	8/31/17	8/31/16

$11.70	$11.24	$11.48	$11.84	$11.44

0.36	0.39	0.39	0.40	0.41
(0.13)	0.46	(0.24)	(0.36)	0.39

0.23	0.85	0.15	0.04	0.80

(0.38)	(0.39)	(0.39)	(0.40)	(0.40)

(0.38)	(0.39)	(0.39)	(0.40)	(0.40)

$11.55	$11.70	$11.24	$11.48	$11.84

2.05%	7.78%	1.36%	0.40%	7.14%

$15,072	$14,136	$10,097	$7,080	$3,645
0.59%	0.59%	0.59%	0.59%	0.59%
0.76%	0.77%	0.75%	0.72%	0.71%
3.12%	3.54%	3.48%	3.50%	3.48%
2.95%	3.36%	3.32%	3.37%	3.36%
36%	31%	6%	9%	14%

Financial highlights

Delaware Tax-Free California Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/20	8/31/19	8/31/18	8/31/17	8/31/16

$12.49	$11.98	$12.26	$12.60	$12.11

0.38	0.40	0.40	0.41	0.43
(0.20)	0.53	(0.28)	(0.34)	0.48

0.18	0.93	0.12	0.07	0.91

(0.38)	(0.40)	(0.40)	(0.41)	(0.42)
(0.11)	(0.02)	—	—	—

(0.49)	(0.42)	(0.40)	(0.41)	(0.42)

$12.18	$12.49	$11.98	$12.26	$12.60

1.59%	7.99%	1.00%	0.63%	7.67%

$44,059	$42,203	$53,171	$54,076	$63,284
0.82%	0.82%	0.82%	0.82%	0.82%
1.03%	1.03%	1.02%	1.01%	1.01%
3.17%	3.36%	3.30%	3.36%	3.43%
2.96%	3.15%	3.10%	3.17%	3.24%
36%	32%	16%	27%	18%

Financial highlights

Delaware Tax-Free California Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/20	8/31/19	8/31/18	8/31/17	8/31/16

$12.52	$12.00	$12.28	$12.62	$12.13

0.29	0.32	0.31	0.32	0.33
(0.20)	0.54	(0.28)	(0.34)	0.49

0.09	0.86	0.03	(0.02)	0.82

(0.29)	(0.32)	(0.31)	(0.32)	(0.33)
(0.11)	(0.02)	—	—	—

(0.40)	(0.34)	(0.31)	(0.32)	(0.33)

$12.21	$12.52	$12.00	$12.28	$12.62

0.83%	7.26%	0.25%	(0.12% )	6.86%

$6,829	$11,551	$13,015	$16,473	$18,827
1.57%	1.57%	1.57%	1.57%	1.57%
1.78%	1.78%	1.77%	1.76%	1.76%
2.42%	2.61%	2.55%	2.61%	2.68%
2.21%	2.40%	2.35%	2.42%	2.49%
36%	32%	16%	27%	18%

Financial highlights

Delaware Tax-Free California Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/20	8/31/19	8/31/18	8/31/17	8/31/16

$12.49	$11.98	$12.26	$12.60	$12.11

0.41	0.43	0.43	0.44	0.46
(0.20)	0.53	(0.28)	(0.34)	0.49

0.21	0.96	0.15	0.10	0.95

(0.41)	(0.43)	(0.43)	(0.44)	(0.46)
(0.11)	(0.02)	—	—	—

(0.52)	(0.45)	(0.43)	(0.44)	(0.46)

$12.18	$12.49	$11.98	$12.26	$12.60

1.84%	8.25%	1.26%	0.89%	7.94%

$34,098	$44,646	$32,953	$28,209	$17,410
0.57%	0.57%	0.57%	0.57%	0.57%
0.78%	0.78%	0.77%	0.76%	0.76%
3.42%	3.61%	3.55%	3.61%	3.68%
3.21%	3.40%	3.35%	3.42%	3.49%
36%	32%	16%	27%	18%

Financial highlights

Delaware Tax-Free Colorado Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

		Year ended

8/31/20	8/31/19	8/31/18	8/31/17	8/31/16

$11.48	$11.04	$11.28	$11.65	$11.24

0.33	0.37	0.37	0.39	0.40
(0.12)	0.44	(0.24)	(0.37)	0.41

0.21	0.81	0.13	0.02	0.81

(0.33)	(0.37)	(0.37)	(0.39)	(0.40)

(0.33)	(0.37)	(0.37)	(0.39)	(0.40)

$11.36	$11.48	$11.04	$11.28	$11.65

1.88%	7.48%	1.22%	0.26%	7.33%

$162,955	$167,136	$164,087	$165,554	$182,764
0.84%	0.84%	0.84%	0.84%	0.84%
0.96%	0.97%	0.97%	0.96%	0.96%
2.91%	3.31%	3.36%	3.48%	3.50%
2.79%	3.18%	3.23%	3.36%	3.38%
18%	16%	6%	17%	6%

Financial highlights

Delaware Tax-Free Colorado Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/20	8/31/19	8/31/18	8/31/17	8/31/16

$11.51	$11.07	$11.31	$11.68	$11.27

0.24	0.29	0.29	0.31	0.32
(0.12)	0.44	(0.24)	(0.37)	0.41

0.12	0.73	0.05	(0.06)	0.73

(0.24)	(0.29)	(0.29)	(0.31)	(0.32)

(0.24)	(0.29)	(0.29)	(0.31)	(0.32)

$11.39	$11.51	$11.07	$11.31	$11.68

1.12%	6.67%	0.47%	(0.48% )	6.52%

$8,121	$10,364	$10,923	$15,975	$16,461
1.59%	1.59%	1.59%	1.59%	1.59%
1.71%	1.72%	1.72%	1.71%	1.71%
2.16%	2.56%	2.61%	2.73%	2.75%
2.04%	2.43%	2.48%	2.61%	2.63%
18%	16%	6%	17%	6%

Financial highlights

Delaware Tax-Free Colorado Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/20	8/31/19	8/31/18	8/31/17	8/31/16

$11.48	$11.04	$11.28	$11.65	$11.24

0.36	0.40	0.40	0.42	0.43
(0.12)	0.44	(0.24)	(0.37)	0.41

0.24	0.84	0.16	0.05	0.84

(0.36)	(0.40)	(0.40)	(0.42)	(0.43)

(0.36)	(0.40)	(0.40)	(0.42)	(0.43)

$11.36	$11.48	$11.04	$11.28	$11.65

2.14%	7.74%	1.47%	0.51%	7.60%

$51,941	$42,317	$27,433	$19,788	$12,211
0.59%	0.59%	0.59%	0.59%	0.59%
0.71%	0.72%	0.72%	0.71%	0.71%
3.16%	3.56%	3.61%	3.73%	3.75%
3.04%	3.43%	3.48%	3.61%	3.63%
18%	16%	6%	17%	6%

Financial highlights

Delaware Tax-Free Idaho Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/20	8/31/19	8/31/18	8/31/17	8/31/16

$11.65	$11.21	$11.49	$11.79	$11.51

0.33	0.35	0.34	0.35	0.36
(0.13)	0.44	(0.28)	(0.30)	0.28

0.20	0.79	0.06	0.05	0.64

(0.33)	(0.35)	(0.34)	(0.35)	(0.36)

(0.33)	(0.35)	(0.34)	(0.35)	(0.36)

$11.52	$11.65	$11.21	$11.49	$11.79

1.77%	7.19%	0.56%	0.47%	5.66%

$60,667	$55,480	$59,425	$67,907	$70,306
0.86%	0.86%	0.86%	0.86%	0.86%
1.02%	1.03%	1.01%	1.00%	0.99%
2.87%	3.11%	3.04%	3.03%	3.11%
2.71%	2.94%	2.89%	2.89%	2.98%
22%	14%	11%	10%	11%

Financial highlights

Delaware Tax-Free Idaho Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:

Net investment income

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/20	8/31/19	8/31/18	8/31/17	8/31/16

$11.64	$11.20	$11.48	$11.78	$11.50

0.24	0.27	0.26	0.26	0.27
(0.13)	0.44	(0.28)	(0.30)	0.28

0.11	0.71	(0.02)	(0.04)	0.55

(0.24)	(0.27)	(0.26)	(0.26)	(0.27)

(0.24)	(0.27)	(0.26)	(0.26)	(0.27)

$11.51	$11.64	$11.20	$11.48	$11.78

1.00%	6.40%	(0.19% )	(0.29% )	4.88%

$8,819	$12,875	$17,597	$29,375	$30,834
1.61%	1.61%	1.61%	1.61%	1.61%
1.77%	1.78%	1.76%	1.75%	1.74%
2.12%	2.36%	2.29%	2.28%	2.36%
1.96%	2.19%	2.14%	2.14%	2.23%
22%	14%	11%	10%	11%

Financial highlights

Delaware Tax-Free Idaho Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/20	8/31/19	8/31/18	8/31/17	8/31/16

$11.65	$11.21	$11.49	$11.79	$11.51

0.36	0.38	0.37	0.37	0.39
(0.13)	0.44	(0.28)	(0.29)	0.28

0.23	0.82	0.09	0.08	0.67

(0.36)	(0.38)	(0.37)	(0.38)	(0.39)

(0.36)	(0.38)	(0.37)	(0.38)	(0.39)

$11.52	$11.65	$11.21	$11.49	$11.79

2.02%	7.46%	0.82%	0.71%	5.92%

$36,057	$35,157	$21,310	$12,090	$10,248
0.61%	0.61%	0.61%	0.61%	0.61%
0.77%	0.78%	0.76%	0.75%	0.74%
3.12%	3.36%	3.29%	3.28%	3.36%
2.96%	3.19%	3.14%	3.14%	3.23%
22%	14%	11%	10%	11%

Financial highlights

Delaware Tax-Free New York Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	Amount is less than $0.005 per share.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/20	8/31/19	8/31/18	8/31/17	8/31/16

$11.86	$11.33	$11.62	$11.98	$11.48

0.33	0.36	0.36	0.35	0.36
(0.14)	0.53	(0.29)	(0.35)	0.50

0.19	0.89	0.07	— [2]	0.86

(0.33)	(0.36)	(0.36)	(0.36)	(0.36)
(0.06)	—	—	—	—

(0.39)	(0.36)	(0.36)	(0.36)	(0.36)

$11.66	$11.86	$11.33	$11.62	$11.98

1.68%	8.00%	0.60%	0.05%	7.57%

$42,514	$36,058	$38,139	$40,647	$55,418
0.80%	0.80%	0.80%	0.80%	0.80%
1.05%	1.07%	1.08%	1.03%	1.02%
2.86%	3.12%	3.10%	3.04%	3.06%
2.61%	2.85%	2.82%	2.81%	2.84%
31%	21%	10%	14%	8%

Financial highlights

Delaware Tax-Free New York Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:

Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended
8/31/20	8/31/19	8/31/18	8/31/17	8/31/16

$11.83	$11.30	$11.59	$11.95	$11.45

0.24	0.27	0.27	0.26	0.27
(0.14)	0.53	(0.29)	(0.35)	0.50

0.10	0.80	(0.02)	(0.09)	0.77

(0.24)	(0.27)	(0.27)	(0.27)	(0.27)
(0.06)	—	—	—	—

(0.30)	(0.27)	(0.27)	(0.27)	(0.27)

$11.63	$11.83	$11.30	$11.59	$11.95

0.92%	7.20%	(0.16% )	(0.71% )	6.78%

$7,037	$13,459	$14,941	$17,073	$20,899
1.55%	1.55%	1.55%	1.55%	1.55%
1.80%	1.82%	1.83%	1.78%	1.77%
2.11%	2.37%	2.35%	2.29%	2.31%
1.86%	2.10%	2.07%	2.06%	2.09%
31%	21%	10%	14%	8%

Financial highlights

Delaware Tax-Free New York Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/20	8/31/19	8/31/18	8/31/17	8/31/16

$11.85	$11.33	$11.61	$11.97	$11.47

0.36	0.38	0.39	0.38	0.39
(0.13)	0.52	(0.28)	(0.35)	0.50

0.23	0.90	0.11	0.03	0.89

(0.36)	(0.38)	(0.39)	(0.39)	(0.39)
(0.06)	—	—	—	—

(0.42)	(0.38)	(0.39)	(0.39)	(0.39)

$11.66	$11.85	$11.33	$11.61	$11.97

2.03%	8.17%	0.93%	0.29%	7.84%

$38,394	$39,363	$32,981	$32,192	$19,929
0.55%	0.55%	0.55%	0.55%	0.55%
0.80%	0.82%	0.83%	0.78%	0.77%
3.11%	3.37%	3.35%	3.29%	3.31%
2.86%	3.10%	3.07%	3.06%	3.09%
31%	21%	10%	14%	8%

Financial highlights

Delaware Tax-Free Pennsylvania Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/20	8/31/19	8/31/18	8/31/17	8/31/16

$8.25	$7.93	$8.14	$8.39	$8.15

0.25	0.28	0.28	0.28	0.29
(0.11)	0.32	(0.20)	(0.25)	0.24

0.14	0.60	0.08	0.03	0.53

(0.25)	(0.28)	(0.28)	(0.28)	(0.29)
(0.08)	—	(0.01)	—	—

(0.33)	(0.28)	(0.29)	(0.28)	(0.29)

$8.06	$8.25	$7.93	$8.14	$8.39

1.72%	7.72%	0.93%	0.48%	6.60%

$364,480	$376,965	$378,038	$399,001	$439,379
0.83%	0.85%	0.88%	0.88%	0.88%
0.92%	0.93%	0.93%	0.94%	0.94%
3.09%	3.49%	3.48%	3.51%	3.50%
3.00%	3.41%	3.43%	3.45%	3.44%
40%	23%	19%	15%	14%

Financial highlights

Delaware Tax-Free Pennsylvania Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/20	8/31/19	8/31/18	8/31/17	8/31/16

$8.25	$7.93	$8.14	$8.39	$8.15

0.19	0.22	0.22	0.22	0.23
(0.11)	0.32	(0.20)	(0.25)	0.24

0.08	0.54	0.02	(0.03)	0.47

(0.19)	(0.22)	(0.22)	(0.22)	(0.23)
(0.08)	—	(0.01)	—	—

(0.27)	(0.22)	(0.23)	(0.22)	(0.23)

$8.06	$8.25	$7.93	$8.14	$8.39

0.95%	6.91%	0.16%	(0.27% )	5.79%

$19,009	$25,065	$26,376	$33,298	$36,215
1.59%	1.61%	1.64%	1.64%	1.64%
1.68%	1.69%	1.69%	1.70%	1.70%
2.33%	2.73%	2.72%	2.75%	2.74%
2.24%	2.65%	2.67%	2.69%	2.68%
40%	23%	19%	15%	14%

Financial highlights

Delaware Tax-Free Pennsylvania Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/20	8/31/19	8/31/18	8/31/17	8/31/16

$8.25	$7.92	$8.13	$8.38	$8.14

0.27	0.30	0.30	0.30	0.31
(0.12)	0.33	(0.20)	(0.25)	0.24

0.15	0.63	0.10	0.05	0.55

(0.27)	(0.30)	(0.30)	(0.30)	(0.31)
(0.08)	—	(0.01)	—	—

(0.35)	(0.30)	(0.31)	(0.30)	(0.31)

$8.05	$8.25	$7.92	$8.13	$8.38

1.84%	8.12%	1.16%	0.73%	6.86%

$55,919	$47,241	$41,427	$33,373	$26,372
0.59%	0.61%	0.64%	0.64%	0.64%
0.68%	0.69%	0.69%	0.70%	0.70%
3.33%	3.73%	3.72%	3.75%	3.74%
3.24%	3.65%	3.67%	3.69%	3.68%
40%	23%	19%	15%	14%

Notes to financial statements
Delaware Funds® by Macquarie state tax-free funds	August 31, 2020

Voyageur Insured Funds is organized as a Delaware statutory trust and offers one series: Delaware Tax-Free Arizona Fund. Voyageur Mutual Funds is organized as a Delaware statutory trust and offers five series: Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, and Delaware Tax-Free New York Fund. Voyageur Mutual Funds II is organized as a Delaware statutory trust and offers one series: Delaware Tax-Free Colorado Fund. Delaware Group® State Tax-Free Income Trust is organized as a Delaware statutory trust and offers one series: Delaware Tax-Free Pennsylvania Fund. Voyageur Insured Funds, Voyageur Mutual Funds, Voyageur Mutual Funds II, and Delaware Group State Tax-Free Income Trust are each referred to as a Trust, or collectively as the Trusts. These financial statements and the related notes pertain to Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund, and Delaware Tax-Free Pennsylvania Fund (each a Fund, or together, the Funds). Each Trust is an open-end investment company. Each Fund is considered diversified under the Investment Company Act of 1940, as amended (1940 Act), and offers Class A, Class C, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Class A share purchases of $1,000,000 or more for Delaware Tax-Free California Fund and Delaware Tax-Free New York Fund and $250,000 or more for Delaware Tax-Free Arizona Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, and Delaware Tax-Free Pennsylvania Fund, will incur a contingent deferred sales charge (CDSC) instead of a front-end sales charge of 1.00%, if redeemed during the first year, and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, which will be incurred if redeemed during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

1. Significant Accounting Policies

Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Funds.

Security Valuation — Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Open-end investment companies are valued at their published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Trust’s Board of Trustees (each, a Board or, collectively, the Boards). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Boards.

Federal Income Taxes — No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Each Fund evaluates tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken or expected to be taken on each Fund’s federal income tax returns through the year ended August 31, 2020 and for all open tax years (years ended August 31, 2017–August 31, 2019), and has concluded that no provision for federal income tax is required in each Fund’s financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statements of operations.” During the year ended August 31, 2020, the Funds did not incur any interest or tax penalties.

Class Accounting — Investment income and common expenses are allocated to the various classes of each Fund on the basis of “settled shares” of each class in relation to the net assets of each Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to a Fund are charged directly to that Fund. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Each Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. Each Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Each Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statements of operations” under “Custodian fees” with the corresponding expenses offset included

Notes to financial statements
Delaware Funds® by Macquarie state tax-free funds

1. Significant Accounting Policies (continued)

under “Less expenses paid indirectly.” For the year ended August 31, 2020, each Fund earned the following amounts under this arrangement:

Fund	Custody Credits
Delaware Tax-Free Arizona Fund	$828
Delaware Tax-Free California Fund	1,099
Delaware Tax-Free Colorado Fund	392
Delaware Tax-Free Idaho Fund	505
Delaware Tax-Free New York Fund	1,015
Delaware Tax-Free Pennsylvania Fund	1,549

Each Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended August 31, 2020, each Fund earned the following amounts under this arrangement:

Fund	Earnings Credits
Delaware Tax-Free Arizona Fund	$43
Delaware Tax-Free California Fund	32
Delaware Tax-Free Colorado Fund	140
Delaware Tax-Free Idaho Fund	62
Delaware Tax-Free New York Fund	42
Delaware Tax-Free Pennsylvania Fund	377

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly based on each Fund’s average daily net assets as follows:

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
On the first $500 million	0.5000%	0.5500%	0.5500%	0.5500%	0.5500%	0.5500%
On the next $500 million	0.4750%	0.5000%	0.5000%	0.5000%	0.5000%	0.5000%
On the next $1.5 billion	0.4500%	0.4500%	0.4500%	0.4500%	0.4500%	0.4500%
In the excess of $2.5 billion	0.4250%	0.4250%	0.4250%	0.4250%	0.4250%	0.4250%

DMC has contractually agreed to waive all or a portion, if any, of its management fee and/or pay/reimburse each Fund to the extent necessary to ensure total annual operating expenses (excluding any distribution and service (12b-1) fees, acquired fund fees and expenses, taxes, interest, inverse floater program expenses, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), do not exceed the following percentage of each Fund’s average daily net assets from September 1, 2019 through August 31, 2020.* These expense waivers and reimbursements may be terminated only by agreement of DMC and each Fund. The waivers and reimbursements are accrued daily and received monthly.

Fund	Operating expense limitation as a percentage of average daily net assets
Delaware Tax-Free Arizona Fund	0.59%
Delaware Tax-Free California Fund	0.57%
Delaware Tax-Free Colorado Fund	0.59%
Delaware Tax-Free Idaho Fund	0.61%
Delaware Tax-Free New York Fund	0.55%
Delaware Tax-Free Pennsylvania Fund	0.59%

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to each Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. These amounts are included on the “Statements of operations” under “Accounting and administration expenses.” For the year ended August 31, 2020, each Fund was charged for these services as follows:

Fund	Fees
Delaware Tax-Free Arizona Fund	$6,716
Delaware Tax-Free California Fund	7,178
Delaware Tax-Free Colorado Fund	11,601
Delaware Tax-Free Idaho Fund	7,598
Delaware Tax-Free New York Fund	7,007
Delaware Tax-Free Pennsylvania Fund	19,104

DIFSC is also the transfer agent and dividend disbursing agent of each Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rates: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; and 0.005% of the next $20 billion; and 0.0025% of average daily net assets in excess of $50 billion. The fees payable to DIFSC under the shareholder services agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. These amounts are included on the “Statements of operations” under “Dividend

Notes to financial statements
Delaware Funds® by Macquarie state tax-free funds

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

disbursing and transfer agent fees and expenses.” For the year ended August 31, 2020, each Fund was charged for these services as follows:

Fund	Fees
Delaware Tax-Free Arizona Fund	$7,298
Delaware Tax-Free California Fund	8,522
Delaware Tax-Free Colorado Fund	20,439
Delaware Tax-Free Idaho Fund	9,666
Delaware Tax-Free New York Fund	8,081
Delaware Tax-Free Pennsylvania Fund	40,615

Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Funds. Sub-transfer agency fees are paid by the Funds and are also included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, each Fund pays DDLP, the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.25% of the average daily net assets of the Class A shares (except for Delaware Tax-Free Pennsylvania Fund). The Board for Delaware Tax-Free Pennsylvania Fund has adopted a formula for calculating 12b-1 fees for the Fund’s Class A shares that went into effect on June 1, 1992. The Fund’s Class A shares are currently subject to a blended 12b-1 fee equal to the sum of: (i) 0.10% of average daily net assets representing shares acquired prior to June 1, 1992, and (ii) 0.25% of average daily net assets representing shares acquired on or after June 1, 1992. All of the Fund’s Class A shareholders bear 12b-1 fees at the same blended rate, currently 0.24% of average daily net assets, based on the formula described above. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board. Each Fund pays 1.00% of the average daily net assets of the Class C shares. The fees are calculated daily and paid monthly. Institutional Class shares do not pay 12b-1 fees.

As provided in the investment management agreement, each Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Funds. These amounts are included on the “Statements of operations” under “Legal fees.” For the year ended August 31, 2020, each Fund was charged for internal legal, tax, and regulatory services provided by DMC and/or its affiliates’ employees as follows:

Fund	Fees
Delaware Tax-Free Arizona Fund	$2,478
Delaware Tax-Free California Fund	2,865
Delaware Tax-Free Colorado Fund	6,649
Delaware Tax-Free Idaho Fund	3,231
Delaware Tax-Free New York Fund	2,731
Delaware Tax-Free Pennsylvania Fund	13,036

For the year ended August 31, 2020, DDLP earned commissions on sales of Class A shares for each Fund as follows:

Fund	Commissions
Delaware Tax-Free Arizona Fund	$2,660
Delaware Tax-Free California Fund	1,741
Delaware Tax-Free Colorado Fund	8,962
Delaware Tax-Free Idaho Fund	13,935
Delaware Tax-Free New York Fund	1,771
Delaware Tax-Free Pennsylvania Fund	22,943

For the year ended August 31, 2020, DDLP received gross CDSC commissions on redemptions of each Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares. The amounts received were as follows:

Fund	Class A	Class C
Delaware Tax-Free Arizona Fund	$—	$196
Delaware Tax-Free Colorado Fund	27,501	—
Delaware Tax-Free Idaho Fund	—	1,311
Delaware Tax-Free Pennsylvania Fund	—	340

Trustees’ fees include expenses accrued by each Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Funds.

Notes to financial statements
Delaware Funds® by Macquarie state tax-free funds

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Cross trades for the year ended August 31, 2020, were executed by the Funds pursuant to procedures adopted by the Boards designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At their regularly scheduled meetings, the Boards review such transactions for compliance with the procedures adopted by the Boards. Pursuant to these procedures, for the year ended August 31, 2020, the following Funds engaged in Rule 17a-7 securities purchases and securities sales, as follows:

	Purchases	Sales	Net realized gain (loss)
Delaware Tax-Free Arizona Fund	$5,672,581	$7,401,587	$(334,007)
Delaware Tax-Free California Fund	4,900,461	6,876,211	(62,680)
Delaware Tax-Free Colorado Fund	4,235,550	5,020,730	(140,579)
Delaware Tax-Free Idaho Fund	2,508,965	2,299,859	(45,199)
Delaware Tax-Free New York Fund	5,501,167	3,275,482	(80,388)
Delaware Tax-Free Pennsylvania Fund	33,376,235	42,425,659	(3,016,448)

In addition to the management fees and other expenses of a Fund, a Fund indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by a Fund will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

*The aggregate contractual waiver period covering this report is from December 28, 2018 through December 28, 2020.

3. Investments

For the year ended August 31, 2020, each Fund made purchases and sales of investment securities other than short-term investments as follows:

Fund	Purchases	Sales
Delaware Tax-Free Arizona Fund	$29,041,721	$28,008,486
Delaware Tax-Free California Fund	32,756,713	47,163,370
Delaware Tax-Free Colorado Fund	39,570,833	40,253,358
Delaware Tax-Free Idaho Fund	25,573,608	22,545,917
Delaware Tax-Free New York Fund	27,040,439	26,419,878
Delaware Tax-Free Pennsylvania Fund	174,670,498	180,230,327

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments, but approximates the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At August 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for each Fund were as follows:

Fund	Cost of investments	Aggregate unrealized appreciation of investments	Aggregate unrealized depreciation of investments	Net unrealized appreciation of investments
Delaware Tax-Free Arizona Fund	$75,015,204	$4,513,289	$(389,461)	$4,123,828
Delaware Tax-Free California Fund	78,256,202	5,475,124	(424,919)	5,050,205
Delaware Tax-Free Colorado Fund	209,484,826	12,666,262	(1,092,291)	11,573,971
Delaware Tax-Free Idaho Fund	99,525,434	5,574,001	(622,964)	4,951,037
Delaware Tax-Free New York Fund	83,427,027	4,303,197	(625,245)	3,677,952
Delaware Tax-Free Pennsylvania Fund	409,118,762	27,355,753	(2,107,074)	25,248,679

US GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt

Notes to financial statements
Delaware Funds® by Macquarie state tax-free funds

3. Investments (continued)

securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including each Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. Each Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following tables summarize the valuation of each Fund’s investments by fair value hierarchy levels as of August 31, 2020:

Delaware Tax-Free Arizona Fund
Level 2
Securities

Assets:
Municipal Bonds	$78,139,032
Short-Term Investments	1,000,000

Total Value of Securities	$79,139,032

Delaware Tax-Free California Fund
Level 2
Securities

Assets:
Municipal Bonds	$82,356,407
Short-Term Investments	950,000

Total Value of Securities	$83,306,407

	Delaware Tax-Free Colorado Fund
	Level 1	Level 2	Total
Securities

Assets:
Municipal Bonds	$—	$219,905,214	$219,905,214
Short-Term Investments[1]	653,583	500,000	1,153,583

Total Value of Securities	$653,583	$220,405,214	$221,058,797

	Delaware Tax-Free Idaho Fund

	Level 1	Level 2	Total
Securities

Assets:
Municipal Bonds	$—	$102,534,982	$102,534,982
Short-Term Investments[1]	1,516,489	425,000	1,941,489

Total Value of Securities	$1,516,489	$102,959,982	$104,476,471

Delaware Tax-Free New York Fund

Level 2
Securities

Assets:
Municipal Bonds	$86,704,979
Short-Term Investments	400,000

Total Value of Securities	$87,104,979

Delaware Tax-Free Pennsylvania Fund

Level 2
Securities

Assets:
Municipal Bonds	$432,822,441
Short-Term Investments	1,545,000

Total Value of Securities	$434,367,441

[1]

Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments, Level 2 investments represent investments with observable inputs or matrix-priced investments, and Level 3 investments represent investments without observable inputs. The amounts attributed to Level 1 investments, Level 2 investments, and Level 3 investments represent the following percentages of the total market value of these security types:

	Delaware Tax-Free Colorado Fund

	Level 1	Level 2	Total
Short-Term Investments	56.66%	43.34%	100.00%

	Delaware Tax-Free Idaho Fund

	Level 1	Level 2	Total
Short-Term Investments	78.11%	21.89%	100.00%

During the year ended August 31, 2020, there were no transfers into or out of Level 3 investments. Each Fund’s policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting period.

Notes to financial statements
Delaware Funds® by Macquarie state tax-free funds

3. Investments (continued)

A reconciliation of Level 3 investments is presented when a Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to that Fund’s net assets. During the year ended August 31, 2020, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended August 31, 2020 and 2019 was as follows:

	Tax-exempt income	Ordinary income	Long-term capital gains	Total
Year ended August 31, 2020:
Delaware Tax-Free Arizona Fund	$2,294,008	$132,819	$—	$2,426,827
Delaware Tax-Free California Fund	2,942,472	328,078	577,094	3,847,644
Delaware Tax-Free Colorado Fund	6,470,990	947	—	6,471,937
Delaware Tax-Free Idaho Fund	3,002,673	—	—	3,002,673
Delaware Tax-Free New York Fund	2,498,126	291,958	147,922	2,938,006
Delaware Tax-Free Pennsylvania Fund	13,525,071	1,397,137	2,715,224	17,637,432

Year ended August 31, 2019:
Delaware Tax-Free Arizona Fund	2,453,828	—	—	2,453,828
Delaware Tax-Free California Fund	3,230,687	—	141,274	3,371,961
Delaware Tax-Free Colorado Fund	6,757,874	909	—	6,758,783
Delaware Tax-Free Idaho Fund	3,015,084	8	—	3,015,092
Delaware Tax-Free New York Fund	2,626,610	—	—	2,626,610
Delaware Tax-Free Pennsylvania Fund	15,062,570	—	—	15,062,570

5. Components of Net Assets on a Tax Basis

As of August 31, 2020, the components of net assets on a tax basis were as follows:

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund
Shares of beneficial interest	$75,762,289	$80,243,932	$213,401,580
Undistributed tax-exempt income	69,805	65,562	492,759
Undistributed long-term capital gains	—	—	—
Qualified late year loss deferrals	—	(318,804)	—
Distributions payable	(49,924)	(54,873)	(140,201)
Capital loss carryforwards	(86,581)	—	(2,311,032)
Unrealized appreciation of investments	4,123,828	5,050,205	11,573,971

Net assets	$79,819,417	$84,986,022	$223,017,077

	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Shares of beneficial interest	$105,528,187	$83,950,452	$414,133,959
Undistributed tax-exempt income	47,351	53,291	142,880
Undistributed long-term capital gains	—	359,294	2,336,190
Qualified late year loss deferrals	—	(44,037)	(2,160,690)
Distributions payable	(64,060)	(52,158)	(293,350)
Capital loss carryforwards	(4,919,795)	—	—
Unrealized appreciation of investments	4,951,037	3,677,952	25,248,679

Net assets	$105,542,720	$87,944,794	$439,407,668

The differences between book basis and tax basis components of net assets are primarily attributable to tax treatment of market discount and premium on debt instruments and tax deferral of losses due to wash sales, as applicable.

Qualified late year ordinary and capital losses (including currency and specified gain (loss) items) represent losses realized from January 1, 2020 through August 31, 2020 and November 1, 2019 through August 31, 2020, respectively, that, in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

Notes to financial statements
Delaware Funds® by Macquarie state tax-free funds

5. Components of Net Assets on a Tax Basis (continued)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At August 31, 2020, the Funds utilized capital loss carryforwards as follows:

Delaware Tax-Free Arizona Fund	$141,726
Delaware Tax-Free Colorado Fund	887,138

At August 31, 2020, capital loss carryforwards available to offset future realized capital gains, are as follows:

	Loss carryforward character
	Short-term	Long-term	Total
Delaware Tax-Free Arizona Fund	$86,581	$—	$86,581
Delaware Tax-Free Colorado Fund	2,311,032	—	2,311,032
Delaware Tax-Free Idaho Fund	2,504,581	2,415,214	4,919,795

At August 31, 2020, there were no capital loss carryforwards for Delaware Tax-Free California Fund, Delaware Tax-Free New York Fund, and Delaware Tax-Free Pennsylvania Fund.

6. Capital Shares

Transactions in capital shares were as follows:

	Delaware Tax-Free Arizona Fund		Delaware Tax-Free California Fund		Delaware Tax-Free Colorado Fund
	Year ended		Year ended		Year ended
	8/31/20	8/31/19	8/31/20	8/31/19	8/31/20	8/31/19
Shares sold:
Class A	349,787	262,361	798,154	246,328	1,177,515	946,719
Class C	41,794	42,564	48,347	135,650	66,422	115,864
Institutional Class	372,503	589,377	1,795,851	2,089,874	2,117,070	1,931,423

Shares issued upon reinvestment of dividends and distributions:
Class A	130,770	139,629	125,573	123,662	378,666	430,740
Class C	5,131	6,385	23,216	22,436	17,390	22,232
Institutional Class	41,773	34,201	105,460	78,502	123,322	92,420

	941,758	1,074,517	2,896,601	2,696,452	3,880,385	3,539,398

Shares redeemed:
Class A	(400,570)	(735,173)	(685,580)	(1,431,252)	(1,773,322)	(1,685,496)
Class C	(90,096)	(61,785)	(434,992)	(319,827)	(271,283)	(224,664)
Institutional Class	(318,049)	(313,916)	(2,676,045)	(1,346,002)	(1,355,362)	(823,168)

	(808,715)	(1,110,874)	(3,796,617)	(3,097,081)	(3,399,967)	(2,733,328)

Net increase (decrease)	133,043	(36,357)	(900,016)	(400,629)	480,418	806,070

Notes to financial statements
Delaware Funds® by Macquarie state tax-free funds

6. Capital Shares (continued)

	Delaware Tax-Free Idaho Fund		Delaware Tax-Free New York Fund		Delaware Tax-Free Pennsylvania Fund
	Year ended		Year ended		Year ended
	8/31/20	8/31/19	8/31/20	8/31/19	8/31/20	8/31/19
Shares sold:
Class A	959,882	459,129	995,411	591,017	4,314,169	3,832,279
Class C	95,887	86,983	47,380	133,092	354,617	371,898
Institutional Class	1,075,303	1,875,734	842,455	1,449,261	1,831,656	2,517,108

Shares issued upon reinvestment of dividends and distributions:
Class A	133,062	143,675	95,051	88,863	1,636,289	1,397,399
Class C	19,494	30,006	17,739	20,484	84,927	81,414
Institutional Class	88,432	69,543	109,851	93,585	230,937	170,595

	2,372,060	2,665,070	2,107,887	2,376,302	8,452,595	8,370,693

Shares redeemed:
Class A	(589,708)	(1,140,741)	(486,526)	(1,003,925)	(6,405,705)	(7,228,804)
Class C	(455,467)	(581,720)	(598,180)	(337,176)	(1,117,945)	(742,301)
Institutional Class	(1,052,192)	(828,173)	(980,134)	(1,133,073)	(847,916)	(2,187,569)

	(2,097,367)	(2,550,634)	(2,064,840)	(2,474,174)	(8,371,566)	(10,158,674)

Net increase (decrease)	274,693	114,436	43,047	(97,872)	81,029	(1,787,981)

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the tables on the previous page and on the “Statements of changes in net assets.” For the years ended August 31, 2020 and 2019, each Fund had the following exchange transactions:

	Exchange Redemptions		Exchange Subscriptions

	Class A Shares	Class C Shares	Class A Shares	Institutional Class Shares	Value

Delaware Tax-Free California Fund
8/31/20	41,500	—	—	41,591	$497,495
8/31/19	94,289	4,281	—	98,582	1,213,599

Delaware Tax-Free Colorado Fund
8/31/20	14,854	—	—	14,879	162,881
8/31/19	10,452	5,036	4,754	10,763	172,380

Delaware Tax-Free Idaho Fund
8/31/20	975	47	47	976	11,445
8/31/19	19,800	—	—	19,815	226,175

Delaware Tax-Free New York Fund
8/31/20	—	689	687	—	7,995
8/31/19	6,590	—	—	6,591	73,949

Delaware Tax-Free Pennsylvania Fund
8/31/20	178,615	34,561	27,646	185,745	1,704,166
8/31/19	83,022	15,097	15,121	83,103	778,069

Delaware Tax-Free Arizona Fund did not have any exchange transactions for the years ended August 31, 2020 and 2019.

7. Line of Credit

Each Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $220,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. On November 4, 2019, the Participants entered into an amendment to the agreement for a $250,000,000 revolving line of credit (Agreement). The Agreement was increased to $275,000,000 on May 6, 2020. The Agreement is to be used as described below and operates in substantially the same manner as the original agreement. The line of credit available under the Agreement expires on November 2, 2020.

Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on November 4, 2019.

Notes to financial statements
Delaware Funds® by Macquarie state tax-free funds

7. Line of Credit (continued)

The Funds had no amounts outstanding as of August 31, 2020, or at any time during the year then ended.

8. Geographic, Credit, and Market Risks

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance.

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

IBOR risk is the risk that potential changes related to the use of the London interbank offered rate (LIBOR) could have adverse impacts on financial instruments that reference LIBOR. The potential abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR. The use of alternative reference rate products may impact investment strategy performance. These risks may also apply with respect to changes in connection with other interbank offered rates (“IBORs”), such as the euro overnight index average (EONIA), which are also the subject of recent reform.

The Funds concentrate their investments in securities issued by each corresponding state’s municipalities. The Funds invest primarily in a specific state and may be subject to geographic concentration risk. In addition, the Funds have the flexibility to invest in issuers in US territories and possessions such as the Commonwealth of Puerto Rico, the US Virgin Islands, and Guam whose bonds are also free of federal and individual state income taxes. The value of the Funds’ investments may be adversely affected by new legislation within the states or US territories, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no certainty that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in each Fund.

At August 31, 2020, the percentages of each Fund’s net assets insured by bond insurers are listed below and these securities have been identified on the “Schedules of investments.”

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund
American Capital Access	0.86%	—	—
Assured Guaranty Municipal Corporation	1.51%	1.67%	4.51%
Build America Mutual Assurance	—	—	1.11%
National Public Finance Guarantee Corporation	—	1.13%	—

Total	2.37%	2.80%	5.62%

	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Assured Guaranty Corporation	—	—	1.14%
Assured Guaranty Municipal Corporation	4.08%	—	1.30%
AMBAC Assurance Corporation	—	1.23%	—
Build America Mutual Assurance	—	—	0.65%

Total	4.08%	1.23%	3.09%

Each Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s Financial Services LLC (S&P), lower than Baa3 by Moody’s Investors Service, Inc. (Moody’s), or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

Each Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Each Fund may invest in advanced refunded bonds, escrow secured bonds, or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a “current refunding.” “Advance refunded bonds” are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities, which are then deposited in an irrevocable escrow

Notes to financial statements
Delaware Funds® by Macquarie state tax-free funds

8. Geographic, Credit, and Market Risks (continued)

account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are “escrowed to maturity” when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered “pre-refunded” when the refunding issue’s proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become “defeased” when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody’s, S&P, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, each Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Funds’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Funds’ 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedules of investments.”

9. Contractual Obligations

Each Fund enters into contracts in the normal course of business that contain a variety of indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. However, each Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund’s existing contracts and expects the risk of loss to be remote.

10. Recent Accounting Pronouncements

In March 2017, FASB issued Accounting Standards Update (ASU), ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain callable debt securities purchased at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management has implemented ASU 2017-08 and determined that the impact of this guidance to each Fund’s net assets at the end of the period is not material.

In August 2018, FASB issued ASU 2018-13, which changes certain fair value measurement disclosure requirements. ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, Management is evaluating the implications of these changes on the financial statements.

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. As of the financial reporting period, Management is evaluating the impact of applying this ASU.

11. Subsequent Events

On August 12, 2020, the Board approved a proposal to reorganize the following acquired funds with and into the applicable acquiring funds as indicated below (each, a “Reorganization” and together, the “Reorganizations”):

Acquired Fund	Acquiring Fund

Delaware Tax-Free California II Fund, a series of the Delaware Group Limited-Term Government Funds	Delaware Tax-Free California Fund, a series of the Trust

Delaware Tax-Free New York II Fund, a series of the Delaware Group Limited-Term Government Funds	Delaware Tax-Free New York Fund, a series of the Trust

The proposal is not subject to shareholder approval. The Board of Trustees of Delaware Group Limited-Term Government Funds has determined that each Reorganization is in the best interests of the applicable Acquired Fund and that the interests of each Acquired Fund’s existing shareholders will not be diluted as a result of the Reorganization.

Effective a week before the Reorganizations, each Acquired Fund will be closed to new investors. Each Acquired Fund will continue to accept purchases (including reinvested dividends and capital gains) from existing shareholders until a week before the Reorganizations. Contingent deferred sales charges will be waived on redemptions from each Acquired Fund through the date of each Reorganization. The Reorganizations are expected to take place in December 2020.

Management has determined that no other material events or transactions occurred subsequent to August 31, 2020, that would require recognition or disclosure in the Funds’ financial statements.

Report of independent registered public accounting firm

To the Board of Trustees of Voyageur Insured Funds, Voyageur Mutual Funds, Voyageur Mutual Funds II and Delaware Group® State Tax-Free Income Trust and Shareholders of Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund, Delaware Tax-Free Colorado Fund and Delaware Tax-Free Pennsylvania Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Delaware Tax-Free Arizona Fund (constituting Voyageur Insured Funds), Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund (three of the funds constituting Voyageur Mutual Funds), Delaware Tax-Free Colorado Fund (constituting Voyageur Mutual Funds II) and Delaware Tax-Free Pennsylvania Fund (constituting Delaware Group® State Tax-Free Income Trust) (hereafter collectively referred to as the “Funds”) as of August 31, 2020, the related statements of operations for the year ended August 31, 2020, the statements of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of August 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2020 and each of the financial highlights for each of the five years in the period ended August 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 19, 2020

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

Other Fund information (Unaudited)
Delaware Funds® by Macquarie state tax-free funds

Liquidity Risk Management Program

The Securities and Exchange Commission (the “SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”), which requires all open-end funds (other than money market funds) to adopt and implement a program reasonably designed to assess and manage the fund’s “liquidity risk,” defined as the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund.

The Funds have adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Board has designated the Division Director of the US Operational Risk Group of Macquarie Asset Management as the Program Administrator for each Fund in the Trust.

As required by the Liquidity Rule, the Program includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of each Fund’s liquidity risk; (2) classification of each of the Fund’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of each Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting each Fund’s acquisition of Illiquid investments if, immediately after the acquisition, each Fund would hold more than 15% of its net assets in Illiquid assets. The Program also requires reporting to the SEC (on a non-public basis) and to the Board if each Fund’s holdings of Illiquid assets exceed 15% of each Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

In assessing and managing each Fund’s liquidity risk, the Program Administrator considers, as relevant, a variety of factors, including: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; and (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements. Classification of each Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or to sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value. Each Fund primarily holds assets that are classified as Highly Liquid, and therefore is not required to establish an HLIM.

At a meeting of the Board held on May 19-21, 2020, the Program Administrator provided a written report to the Board addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from December 1, 2018 through March 31, 2020. The report concluded that the Program is appropriately designed and effectively implemented and that it meets the requirements of Rule 22e-4 and each Fund’s liquidity needs. Each Fund’s HLIM is set at an appropriate level and the Funds complied with its HLIM at all times during the reporting period.

Other Fund information (Unaudited)
Delaware Funds® by Macquarie state tax-free funds

Tax Information

The information set forth below is for each Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Funds. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended August 31, 2020, each Fund reports distributions paid during the year as follows:

	(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	(C) Tax-Exempt Distributions (Tax Basis)	Total Distributions (Tax Basis)

Delaware Tax-Free Arizona Fund	—	5.47%	94.53%	100.00%
Delaware Tax-Free California Fund	15.00%	8.53%	76.47%	100.00%
Delaware Tax-Free Colorado Fund	—	0.01%	99.99%	100.00%
Delaware Tax-Free Idaho Fund	—	—	100.00%	100.00%
Delaware Tax-Free New York Fund	5.03%	9.94%	85.03%	100.00%
Delaware Tax-Free Pennsylvania Fund	15.40%	7.92%	76.68%	100.00%

(A), (B) and (C) are based on a percentage of each Fund’s total distributions.

Board consideration of Investment Advisory Agreements for Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund, and Delaware Tax-Free Pennsylvania Fund at a meeting held on August 11-13, 2020

At a meeting held on August 11-13, 2020 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreements for Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund, and Delaware Tax-Free Pennsylvania Fund (each, a “Fund” and together, the “Funds”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”), included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”) concerning, among other things, the nature, extent, and quality of services provided to the Funds; the costs of such services to the Funds; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2020, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared each Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy, the structure of portfolio manager compensation, comparative client fee information, and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of each Fund’s advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Funds and their shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Funds; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Funds; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (“Delaware Funds”); and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in

Other Fund information (Unaudited)
Delaware Funds® by Macquarie state tax-free funds

Board consideration of Investment Advisory Agreements for Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund, and Delaware Tax-Free Pennsylvania Fund at a meeting held on August 11-13, 2020 (continued)

the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Fund matters. The Board also noted the benefits provided to Fund shareholders through (a) each shareholder’s ability to: (i) exchange an investment in one Delaware Fund for the same class of shares in another Delaware Fund without a sales charge, or (ii) reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Funds, and (b) the privilege to combine holdings in other Delaware Funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Investment performance. The Board placed significant emphasis on the investment performance of the Funds in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for each Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for each Fund was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent, applicable, ended January 31, 2020. The Board’s objective is that each Fund’s performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

Delaware Tax-Free Arizona Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional “other states” municipal debt funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was in the first quartile of its Performance Universe. The Board was satisfied with performance.

Delaware Tax-Free California Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional California municipal debt funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was in the second quartile of its Performance Universe. The Board was satisfied with performance.

Delaware Tax-Free Colorado Fund –The Performance Universe for the Fund consisted of the Fund and all retail and institutional “other states” municipal debt funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was in the first quartile of its Performance Universe. The Board was satisfied with performance.

Delaware Tax-Free Idaho Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional “other states” municipal debt funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was in the second quartile of its Performance Universe. The report further showed that the Fund’s total return for the 10-year period was in the third quartile of its Performance Universe. The Board was satisfied with performance.

Delaware Tax-Free New York Fund –The Performance Universe for the Fund consisted of the Fund and all retail and institutional New York municipal debt funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was in the second quartile of its Performance Universe. The Board was satisfied with performance.

Delaware Tax-Free Pennsylvania Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional Pennsylvania municipal debt funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was in the second quartile of its Performance Universe. The Board was satisfied with performance.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for each Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of each Fund versus effective management fees and total expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, each Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. Each Fund’s total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Class A shares and comparative total expenses including 12b-1 and non-12b-1 service fees. The Board’s objective is for each Fund’s total expense ratio to be competitive with those of the peer funds within its Expense Group.

Delaware Tax-Free Arizona Fund – The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Board gave favorable consideration to the Fund’s management fee, but noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered fee waivers in place through December 2020 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight services, and custody, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Delaware Tax-Free California Fund – The expense comparisons for the Fund showed that its actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Board gave favorable consideration to the Fund’s management fee, but noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered favorably fee waivers in place through December 2020 and various initiatives implemented by Management, such as a negotiation of lower fees for fund accounting, fund accounting oversight services, and custody,

Other Fund information (Unaudited)
Delaware Funds® by Macquarie state tax-free funds

Board consideration of Investment Advisory Agreements for Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund, and Delaware Tax-Free Pennsylvania Fund at a meeting held on August 11-13, 2020 (continued)

which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Delaware Tax-Free Colorado Fund – The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the highest expenses of its Expense Group. The Board noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered favorably fee waivers in place through December 2020 and various initiatives implemented by Management, such as a negotiation of lower fees for fund accounting, fund accounting oversight services, and custody, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Delaware Tax-Free Idaho Fund – The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the second highest expenses of its Expense Group. The Board noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered waivers in place through December 2020 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight services, and custody, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Delaware Tax-Free New York Fund – The expense comparisons for the Fund showed that its actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Board gave favorable consideration to the Fund’s management fee, but noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered fee waivers in place through December 2020 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight services, and custody, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Delaware Tax-Free Pennsylvania Fund – The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the second highest expenses of its Expense Group. The Board noted that the Fund’s management fee and total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered fee waivers in place through December 2020 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight services, and custody, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Funds. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to Fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees met with JDL personnel to discuss DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as each Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed each Fund’s advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. Although, as of March 31, 2020, the Funds had not reached a size at which they could take advantage of any breakpoints in the applicable fee schedule, the Board recognized that each Fund’s fee was structured so that, if the Fund increases sufficiently in size, then economies of scale may be shared.

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Interested Trustee

Shawn K. Lytle[1] 610 Market Street Philadelphia, PA 19106 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	President — Macquarie Investment Management[2] (June 2015–Present) Regional Head of Americas — UBS Global Asset Management (April 2010–May 2015)	93	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)

Independent Trustees

Jerome D. Abernathy 610 Market Street Philadelphia, PA 19106 July 1959	Trustee	Since January 2019	Managing Member, Stonebrook Capital Management, LLC (financial technology: macro factors and databases) (January 1993-Present)	93	None

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Thomas L. Bennett 610 Market Street Philadelphia, PA 19106 October 1947	Chair and Trustee	Trustee since March 2005 Chair since March 2015	Private Investor (March 2004–Present)	93	None

Ann D. Borowiec 610 Market Street Philadelphia, PA 19106 November 1958	Trustee	Since March 2015	Chief Executive Officer, Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	93	Director — Banco Santander International (October 2016–December 2019) Director — Santander Bank, N.A. (December 2016–December 2019)

Joseph W. Chow 610 Market Street Philadelphia, PA 19106 January 1953	Trustee	Since January 2013	Private Investor (April 2011–Present)	93	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (July 2004–July 2014)

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

John A. Fry 610 Market Street Philadelphia, PA 19106 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–June 2010)	93

Director; Compensation

Committee and Governance

Committee Member —

Community Health Systems

(May 2004–Present)

Director — Drexel Morgan & Co.

(2015–2019)

Director and Audit Committee

Member — vTv Therapeutics Inc.

(2017–Present)
Director and Audit Committee

Member — FS Credit Real Estate

Income Trust, Inc.

(2018–Present)
Director — Federal Reserve

Bank of Philadelphia

(January 2020–Present)

Lucinda S. Landreth 610 Market Street Philadelphia, PA 19106 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	93	None

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Frances A. Sevilla-Sacasa 610 Market Street Philadelphia, PA 19106 January 1956	Trustee	Since September 2011	Private Investor (January 2017–Present) Chief Executive Officer — Banco Itaú International (April 2012–December 2016) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007-December 2008)	93

Trust Manager and Audit

Committee Chair — Camden
Property Trust

(August 2011–Present)

Director; Strategic

Planning and Reserves
Committee and Nominating
and Governance
Committee Member —
Callon Petroleum Company
(December 2019–Present)
Director; Audit Committee Member — Carrizo Oil & Gas,

Inc. (March 2018–December 2019)

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Thomas K. Whitford 610 Market Street Philadelphia, PA 19106 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC Financial Services Group	93	Director — HSBC North America Holdings Inc.
(December 2013–Present)
Director — HSBC USA Inc.
(July 2014–Present)
Director — HSBC Bank USA, National Association
(July 2014–March 2017)
Director — HSBC Finance Corporation
(December 2013–April 2018)

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Christianna Wood 610 Market Street Philadelphia, PA 19106 August 1959	Trustee	Since January 2019	Chief Executive Officer and President — Gore Creek Capital, Ltd. (August 2009–Present)	93	Director; Finance Committee and
Audit Committee Member —
H&R Block Corporation
(July 2008–Present)
Director; Investments
Committee, Capital and Finance
Committee, and Audit
Committee Member — Grange
Insurance (2013–Present)
Trustee; Chair of Nominating and
Governance Committee and
Audit Committee Member — The
Merger Fund (2013–Present), The
Merger Fund VL (2013–Present);
WCM Alternatives: Event-Driven
Fund (2013–Present), and WCM
Alternatives: Credit Event Fund
(December 2017–Present)
Director; Chair of Governance
Committee and Audit Committee
Member — International
Securities Exchange (2010–2016)

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Janet L. Yeomans 610 Market Street Philadelphia, PA 19106 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012), Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	93	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company (2009–2017)

Officers

David F. Connor 610 Market Street Philadelphia, PA 19106 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Investment Management.	93	None[3]

Daniel V. Geatens 610 Market Street Philadelphia, PA 19106 October 1972	Vice President and Treasurer	Vice President and Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.	93	None[3]

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Richard Salus 610 Market Street Philadelphia, PA 19106 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Macquarie Investment Management.	93	None

1 Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

2 Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment manager, principal underwriter, and its transfer agent.

3 David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust, and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 231-8002.

About the organization

Board of trustees

Shawn K. Lytle

President and

Chief Executive Officer

Delaware Funds®

by Macquarie

Philadelphia, PA

Jerome D. Abernathy

Managing Member

Stonebrook Capital

Management, LLC

Jersey City, NJ

Thomas L. Bennett

Chairman of the Board

Delaware Funds

by Macquarie

Private Investor

Rosemont, PA

Ann D. Borowiec

Former Chief Executive

Officer

Private Wealth Management

J.P. Morgan Chase & Co.

New York, NY

Joseph W. Chow

Former Executive Vice

President

State Street Corporation

Boston, MA

John A. Fry

President

Drexel University

Philadelphia, PA

Lucinda S. Landreth

Former Chief Investment

Officer

Assurant, Inc.

New York, NY

Frances A. Sevilla-Sacasa

Former Chief Executive Officer Banco Itaú International Miami, FL

Thomas K. Whitford

Former Vice Chairman

PNC Financial Services Group

Pittsburgh, PA

Christianna Wood

Chief Executive Officer

and President

Gore Creek Capital, Ltd.

Golden, CO

Janet L. Yeomans

Former Vice President and

Treasurer

3M Company

St. Paul, MN

Affiliated officers

David F. Connor

Senior Vice President,

General Counsel,

and Secretary

Delaware Funds

by Macquarie

Philadelphia, PA

Daniel V. Geatens

Vice President and

Treasurer

Delaware Funds

by Macquarie

Philadelphia, PA

Richard Salus

Senior Vice President and

Chief Financial Officer

Delaware Funds

by Macquarie

Philadelphia, PA

This annual report is for the information of Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund, and Delaware Tax-Free Pennsylvania Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Each Fund’s Forms N-PORT, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities and the Schedules of Investments included in the Funds’ most recent Form N-PORT are available without charge on the Funds’ website at delawarefunds.com/literature. Each Fund’s Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Funds® by Macquarie Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees/Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Jerome D. Abernathy
John A. Fry
Thomas K. Whitford, Chair
Christianna Wood

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $198,720 for the fiscal year ended August 31, 2020.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $202,520 for the fiscal year ended August 31, 2019.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended August 31, 2020.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $903,282 for the registrant’s fiscal year ended August 31, 2020. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended August 31, 2019.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $909,000 for the registrant’s fiscal year ended August 31, 2019. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $27,500 for the fiscal year ended August 31, 2020. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2020. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $27,500 for the fiscal year ended August 31, 2019. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2019. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended August 31, 2020.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2020. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item $0 for the fiscal year ended August 31, 2019.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2019. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Funds® by Macquarie.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $5,607,000 and $9,955,000 for the registrant’s fiscal years ended August 31, 2020 and August 31, 2019, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by the report to stockholders included herein that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)	(1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

VOYAGEUR MUTUAL FUNDS

/s/ SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	November 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	November 6, 2020

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	November 6, 2020